1933 Act Registration No. 33-16905
                                              1940 Act Registration No. 811-5309


    As filed with the Securities and Exchange Commission on January 28, 2000


                                   FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|


         Pre-Effective Amendment No.         | |
         Post-Effective Amendment No. 44     |X|


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 |X|


                                Amendment No. 44


                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices) (Zip Code)


                                 (610) 676-2649
              (Registrant's Telephone Number, including Area Code)


                                 JAMES R. FOGGO
              C/O SEI INVESTMENTS COMPANY, OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                             Christopher O. Petersen
                              U.S. Bank - MPFP2016
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402


                                 James R. Foggo
                             SEI Investments Company
                            Oaks, Pennsylvania 19456


It is proposed that this filing shall become effective (check appropriate box):


         | | immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on January 31, 2000 pursuant to paragraph (b) of Rule 485
         | | 60 days after filing pursuant to paragraph (a)(1) of Rule 485 | | on February 1, 1999 pursuant to paragraph (a)(1) of Rule 485 | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485 | | on (date) pursuant to paragraph (a)(2) of Rule 485

JANUARY 31, 2000
AS SUPPLEMENTED
FEBRUARY 1, 2000

ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS



PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

LARGE CAP
    FUNDS


CLASS A, CLASS B,
AND CLASS C SHARES

BALANCED FUND
EQUITY INCOME FUND
EQUITY INDEX FUND
LARGE CAP GROWTH FUND
LARGE CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Balanced Fund                                                    2
--------------------------------------------------------------------------------
  Equity Income Fund                                               5
--------------------------------------------------------------------------------
  Equity Index Fund                                                7
--------------------------------------------------------------------------------
  Large Cap Growth Fund                                            9
--------------------------------------------------------------------------------
  Large Cap Value Fund                                            11
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                       13
--------------------------------------------------------------------------------
  Managing Your Investment                                        18
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                      20
--------------------------------------------------------------------------------
  More About The Funds                                            21
--------------------------------------------------------------------------------
  Financial Highlights                                            23
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                      Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Large Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
BALANCED FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).



--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities.

Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 75% of the total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. The fund's advisor invests in equity securities it believes:

*  are undervalued relative to other securities in the same industry or market;

*  exhibit good or improving fundamentals; and

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the equity portion of the fund's portfolio may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts.

Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as:

* U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds;

*  mortgage-and asset-backed securities; and

*  corporate debt obligations.

In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

The fund's debt securities will be rated investment grade at the time or purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of these securities will be either U.S. government securities or securities that have received at least an A or equivalent rating. The fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Under normal market conditions the fund attempts to maintain a weighted average maturity for the debt securities in its portfolio of 15 years or less and an average effective duration of three to eight years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risk of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.


Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in the "More About the Funds -- Investment Strategies" section.

Income Risk
The fund's income could decline due to falling market interest rates.


                                                                               2
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
BALANCED FUND CONTINUED

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measures of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               3
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.31%    0.79%     26.51%     17.76%     16.98%    10.47%     3.10%
--------------------------------------------------------------------
1993      1994      1995       1996       1997      1998       1999


Best Quarter:    Quarter ending     June 30, 1997           10.08%
Worst Quarter:   Quarter ending     September 30, 1998      (5.78)%

AVERAGE ANNUAL TOTAL RETURNS               Inception                            Since Inception   Since Inception
AS OF 12/31/99                                  Date   One Year     Five Years        (Class A)         (Class B)
-----------------------------------------------------------------------------------------------------------------
Balanced Fund (Class A)                     12/14/92      (2.31)%       13.47%           11.41%               N/A
-----------------------------------------------------------------------------------------------------------------
Balanced Fund (Class B)                      8/15/94      (2.19)%       13.61%              N/A            12.56%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                  21.04%        28.55%           21.52%            25.95%
-----------------------------------------------------------------------------------------------------------------
Lehman Gov't/Corp Bond Index(2)                           (2.15)%        7.60%            6.42%             6.88%
-----------------------------------------------------------------------------------------------------------------


(1) An unmanaged index of large capitalization stocks. The since inception performance of the indexes for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.


(2) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the indexes for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.


--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%        0.70%       0.70%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
 Other Expenses                                                                  0.21%        0.21%       0.21%
 TOTAL                                                                           1.16%        1.91%       1.91%
---------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Management." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.09)%      (0.11)%     (0.10)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.05%        1.80%       1.81%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  637                    $  694                     $  194                    $  392                    $  292
   3 years    $  874                    $1,000                     $  600                    $  694                    $  694
   5 years    $1,130                    $1,232                     $1,032                    $1,121                    $1,121
  10 years    $1,860                    $2,038                     $2,038                    $2,310                    $2,310


                                                                               4
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:


* the ability to pay above average dividends.

* the ability to finance expected growth.


* strong management.


The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.


The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Risks of Non-Investment Grade Securities
The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses.

Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measures of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               5
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)


[BAR CHART]

4.70%    3.85%     22.73%     19.80%     27.53%    15.68%     3.86%
-------------------------------------------------------------------
1993     1994      1995       1996       1997      1998       1999


Best Quarter:    Quarter ending     June 30, 1997           11.95%
Worst Quarter:   Quarter ending     September 30, 1999      (8.67)%

AVERAGE ANNUAL TOTAL RETURNS            Inception                               Since Inception   Since Inception
AS OF 12/31/99                               Date    One Year     Five Years          (Class A)         (Class B)
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund (Class A)             12/18/92       (1.59)%       16.38%             12.78%               N/A
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund (Class B)              8/15/94       (1.53)%       16.63%                N/A            15.60%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                21.04%        28.55%             21.52%            25.95%
-----------------------------------------------------------------------------------------------------------------
Lehman Gov't/Corp Bond Index(3)                         (2.15)%        7.60%              6.42%             6.88%
-----------------------------------------------------------------------------------------------------------------

(1) First American Asset Management became the investment advisor of the Equity Income Fund on 3/25/94. Prior to the change, Boulevard Bank was the investment advisor of the fund.

(2) An unmanaged index of large capitalization stocks. The since inception performance of the indexes for Class A and Class B shares is calculated from 3/31/94 and 8/31/94, respectively.

(3) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the indexes for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%        0.70%       0.70%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
 Other Expenses                                                                  0.18%        0.18%       0.18%
 TOTAL                                                                           1.13%        1.88%       1.88%
---------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.13)%      (0.13)%     (0.12)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.00%        1.75%       1.76%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.00%, 1.75% AND 1.75%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  634                    $  691                     $  191                    $  389                    $  289
   3 years    $  865                    $  991                     $  591                    $  685                    $  685
   5 years    $1,115                    $1,216                     $1,016                    $1,106                    $1,106
  10 years    $1,827                    $2,005                     $2,005                    $2,279                    $2,279



                                                                               6
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.


The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market.

Failure to Match Performance of S&P 500
The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any) and other expenses.

Risks of Options and Futures
The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measures of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               7
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EQUITY INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

9.80%    1.02%     36.63%     22.13%     32.51%    28.24%     20.12%
--------------------------------------------------------------------
1993     1994      1995       1996       1997      1998       1999


Best Quarter:    Quarter ending     December 31, 1998       21.30%
Worst Quarter:   Quarter ending     September 30, 1998      (9.96)%

AVERAGE ANNUAL TOTAL RETURNS               Inception                             Since Inception    Since Inception
AS OF 12/31/99                                  Date    One Year    Five Years         (Class A)          (Class B)
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Class A)                 12/14/92      13.79%        26.41%            19.92%                N/A
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (Class B)                  8/15/94      14.21%        26.69%               N/A             24.69%
-------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                  21.04%        28.55%            21.52%             25.95%
-------------------------------------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from the month end following the inception of the respective class of shares. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%        0.70%       0.70%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
 Other Expenses                                                                  0.19%        0.19%       0.19%
 TOTAL                                                                           1.14%        1.89%       1.89%
---------------------------------------------------------------------------------------------------------------


(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Management." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.54)%      (0.54)%     (0.54)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          0.60%        1.35%       1.35%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.60%, 1.35% AND 1.35%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  635                    $  692                     $  192                    $  390                    $  290
   3 years    $  868                    $  994                     $  594                    $  688                    $  688
   5 years    $1,120                    $1,221                     $1,021                    $1,111                    $1,111
  10 years    $1,838                    $2,016                     $2,016                    $2,289                    $2,289



                                                                               8
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


Risks of Common Stock

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.


Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measures of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               9
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)


[BAR CHART]

-2.15%    -1.00%     32.43%     22.93%     21.42%    23.56%     37.76%
---------------------------------------------------------------------
 1993      1994      1995       1996       1997      1998       1999


Best Quarter:    Quarter ending     December 31, 1999        22.65%
Worst Quarter:   Quarter ending     September 30, 1998      (14.22)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                            Since Inception   Since Inception
AS OF 12/31/99                                   Date    One Year   Five Years         (Class A)         (Class B)
------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund (Class A)             12/18/92       30.50%       26.10%            17.00%               N/A
------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund (Class B)              8/15/94       31.64%       26.37%               N/A            25.38%
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(2)                   21.04%       28.55%            21.52%            25.95%
------------------------------------------------------------------------------------------------------------------

(1) First American Asset Management became the investment advisor of the Large Cap Growth Fund on 3/25/94. Prior to the change, Boulevard Bank was the investment advisor of the fund.

(2) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from the month end following the inception of the respective class of shares. The since inception performance of the index for Class A and Class B shares is calculated from 12/31/92 and 8/31/94, respectively.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%        0.70%       0.70%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
 Other Expenses                                                                  0.19%        0.19%       0.19%
 TOTAL                                                                           1.14%        1.89%       1.89%
---------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.09)%      (0.09)%     (0.09)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.05%        1.80%       1.80%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  635                    $  692                     $  192                    $  390                    $  290
   3 years    $  868                    $  994                     $  594                    $  688                    $  688
   5 years    $1,120                    $1,221                     $1,021                    $1,111                    $1,111
  10 years    $1,838                    $2,016                     $2,016                    $2,289                    $2,289



                                                                              10
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large-capitalization stocks may underperform the market as a whole.


Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measures of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                              11
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
LARGE CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

-2.01%   21.46%    7.98%    15.10%    4.12%    31.94%    29.10%    22.41%   9.71%    7.91%
------------------------------------------------------------------------------------------
 1990     1991     1992     1993      1994     1995      1996      1997     1998     1999


Best Quarter:    Quarter ending     December 31, 1998        16.55%
Worst Quarter:   Quarter ending     September 30, 1998      (13.91)%

AVERAGE ANNUAL TOTAL RETURNS               Inception                               Ten Years    Since Inception
AS OF 12/31/99                                  Date    One Year    Five Years     (Class A)          (Class B)
---------------------------------------------------------------------------------------------------------------
Large Cap Value Fund (Class A)              12/22/87       2.26%        18.52%        13.67%                N/A
---------------------------------------------------------------------------------------------------------------
Large Cap Value Fund (Class B)               8/15/94       2.35%        18.71%           N/A             17.27%
---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                  21.04%        28.55%        18.20%             25.95%
---------------------------------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from the month end following the inception of the Class B shares. The since inception performance of the index for Class B shares is calculated from 8/31/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%        0.70%       0.70%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
 Other Expenses                                                                  0.20%        0.20%       0.20%
 TOTAL                                                                           1.15%        1.90%       1.90%
---------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.10)%      (0.10)%     (0.10)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.05%        1.80%       1.80%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  636                    $  693                     $  193                    $  391                    $  291
   3 years    $  871                    $  997                     $  597                    $  691                    $  691
   5 years    $1,125                    $1,226                     $1,026                    $1,116                    $1,116
  10 years    $1,849                    $2,027                     $2,027                    $2,300                    $2,300



                                                                              12
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING AND SELLING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All funds in this prospectus offer Class A, Class B, and Class C shares.


Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

* a front-end sales charge, described below.

* lower annual expenses than Class B and Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more normally will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more normally will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.

Class B Shares
If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge; however they do have:

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

Class C Shares
These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.


--------------------------------------------------------------------------------
12b-1 FEES


Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.


For                                            12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                 0.25% of average daily net assets
Class B shares                                 1% of average daily net assets
Class C shares                                 1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class B shares, and for net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its annual fee until one year after the shares are sold. The fund's distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The distributor may pay additional fees to institutions, using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.


                                                                              13
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING AND SELLING SHARES CONTINUED

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Class A Shares

Your purchase price is typically the net asset value of your shares plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                                                         Maximum
                                              Sales Charge           Reallowance
                                         as a % of      as a % of      as a % of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than  $ 50,000                           5.25%         5.54%          5.00%
$ 50,000 - $ 99,999                           4.25%         4.44%          4.00%
$100,000 - $249,999                           3.25%         3.36%          3.00%
$250,000 - $499,999                           2.25%         2.30%          2.00%
$500,000 - $999,999                           1.75%         1.78%          1.50%
$1 million and over                              0%            0%             0%

Reducing Your Sales Charge
As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million.")

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

--------------------------------------------------------------------------------


  FOR INVESTMENTS OF OVER $1 MILLION

  There is no initial sales charge on Class A share purchases of $1 millon or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase except in the case of Equity Index Fund. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.


  To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:


  * redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.


  * redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.


Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.



                                                                              14
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING AND SELLING SHARES CONTINUED

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                            CDSC as a % of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                               5%
Second                                                              5%
Third                                                               4%
Fourth                                                              3%
Fifth                                                               2%
Sixth                                                               1%
Seventh                                                             0%
Eighth                                                              0%

Your Class B shares will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2000, they will convert to Class A shares on June 1, 2008.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

Class C Shares

Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.


The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.


                                                                              15
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING AND SELLING SHARES CONTINUED

Please note the following:

* All purchases must be made in U.S. dollars.


* Third-party checks, credit cards, credit card checks, and cash are not accepted.


* If a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.


--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same Class of shares that you hold in Prime Obligations Fund.


You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:


First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund

* Account number

* Dollar amount or number of shares redeemed

* Name on the account

* Signatures of all registered account owners


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

* your redemption request is for $50,000 or more.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.


Proceeds from a written redemption request will be sent to you by check.


                                                                              16
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


--------------------------------------------------------------------------------


  ACCOUNTS WITH LOW BALANCES

  Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

  * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

   Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              17
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.


Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------

  TELEPHONE TRANSACTIONS


  You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


  The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

  It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


                                                                              18
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES


Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.


Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Fund and Large Cap Value Fund are expected to consist primarily of capital gains.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              19
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
BALANCED FUND                                                              0.59%

EQUITY INCOME FUND                                                         0.57%

EQUITY INDEX FUND                                                          0.16%

LARGE CAP GROWTH FUND                                                      0.61%

LARGE CAP VALUE FUND                                                       0.80%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S., Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management

Each fund's investments are managed by a team of persons associated with First American Asset Management.



                                                                              20
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments
In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Effective Duration

Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates.


Portfolio Turnover
Portfolio managers for the funds other than Equity Index Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for Equity Index Fund is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Foreign Security Risk
Each fund other than Equity Index Fund may invest up to 25% of its total assets (25% of the equity securities portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management
Each fund other than Equity Index Fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                                                                              21
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND AND EQUITY INCOME FUND

Interest Rate Risk
Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Credit Risk
Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

As discussed in the "Fund Summaries" section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND

Call Risk
Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Extension Risk
Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short-or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Prepayment Risk
Mortgage- and asset-backed securities also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Risks of Dollar Roll Transactions
In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.


                                                                              22
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A, Class B and Class C shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


BALANCED FUND


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------   -------     -------     -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                                13.98     $ 15.41     $ 13.14     $ 12.12     $ 10.54
                                                                  -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                               0.38        0.40        0.39        0.39        0.38
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     1.07       (0.30)       2.85        1.43        1.72
                                                                  -------     -------     -------     -------     -------
 Total From Investment Operations                                    1.45        0.10        3.24        1.82        2.10
                                                                  -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.38)      (0.41)      (0.39)      (0.39)      (0.37)
 Distributions (from Capital Gains)                                 (1.59)      (1.12)      (0.58)      (0.41)      (0.15)
                                                                  -------     -------     -------     -------     -------
 Total Distributions                                                (1.97)      (1.53)      (0.97)      (0.80)      (0.52)
                                                                  -------     -------     -------     -------     -------
Net Asset Value, End of Period                                      13.46     $ 13.98     $ 15.41     $ 13.14     $ 12.12
                                                                  =======     =======     =======     =======     =======
Total Return                                                        10.75%       0.72%      25.80%      15.61%      20.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $69,753     $78,269     $32,309     $20,927     $15,288
Ratio of Expenses to Average Net Assets                              1.05%       1.05%       1.05%       1.05%       0.99%
Ratio of Net Income to Average Net Assets                            2.69%       2.82%       2.74%       3.05%       3.41%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.16%       1.15%       1.13%       1.14%       1.19%
Ratio of Net Income to Average Net Assets (excluding waivers)        2.58%       2.72%       2.66%       2.96%       3.21%
Portfolio Turnover Rate                                                77%        103%         84%         73%         77%
---------------------------------------------------------------   -------     -------     -------     -------     -------



                                                                              23
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

BALANCED FUND (CONTINUED)


                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                      1999        1998        1997       1996       1995
---------------------------------------------------------------   -------     -------     -------     -------    -------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 13.93     $ 15.36     $ 13.10     $ 12.09    $ 10.53
                                                                  -------     -------     -------     -------    -------
Investment Operations:
 Net Investment Income                                               0.28        0.30        0.29        0.31       0.29
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     1.06       (0.31)       2.84        1.42       1.71
                                                                  -------     -------     -------     -------    -------
 Total From Investment Operations                                    1.34       (0.01)       3.13        1.73       2.00
                                                                  -------     -------     -------     -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.28)      (0.30)      (0.29)      (0.31)     (0.29)
 Distributions (from Capital Gains)                                 (1.59)      (1.12)      (0.58)      (0.41)     (0.15)
                                                                  -------     -------     -------     -------    -------
 Total Distributions                                                (1.87)      (1.42)      (0.87)      (0.72)     (0.44)
                                                                  -------     -------     -------     -------    -------
Net Asset Value, End of Period                                    $ 13.40     $ 13.93     $ 15.36     $ 13.10    $ 12.09
                                                                  =======     =======     =======     =======    =======
Total Return                                                         9.94%      (0.02)%     24.93%      14.78%     19.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $60,623     $59,323     $43,707     $15,542    $ 3,120
Ratio of Expenses to Average Net Assets                              1.80%       1.80%       1.80%       1.80%      1.79%
Ratio of Net Income to Average Net Assets                            1.94%       2.02%       1.99%       2.32%      2.60%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.91%       1.90%       1.88%       1.89%      1.94%
Ratio of Net Income to Average Net Assets (excluding waivers)        1.83%       1.92%       1.91%       2.23%      2.45%
Portfolio Turnover Rate                                                77%        103%         84%         73%        77%
---------------------------------------------------------------   -------     -------     -------     -------    -------



                                                                       Period ended
                                                                       September 30,
CLASS C SHARES                                                            1999(1)
-------------------------------------------------------------------    ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                     $ 13.69
                                                                         -------
Investment Operations:
 Net Investment Income                                                      0.23
 Net Gains (Losses) on Investments (both realized and unrealized)          (0.25)
                                                                         -------
 Total From Investment Operations                                          (0.02)
                                                                         -------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.22)
                                                                         -------
 Total Distributions                                                       (0.22)
                                                                         -------
Net Asset Value, End of Period                                           $ 13.45
                                                                         =======
Total Return                                                               (0.21)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                          $ 1,388
Ratio of Expenses to Average Net Assets                                     1.81%(2)
Ratio of Net Income to Average Net Assets                                   2.05%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)                1.91%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)               1.95%(2)
Portfolio Turnover Rate                                                       77%
-------------------------------------------------------------------    ------------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              24
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME FUND


                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                      1999        1998       1997       1996        1995
---------------------------------------------------------------   -------     -------    -------     -------     ------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 15.70     $ 15.69    $ 12.65     $ 11.24    $  9.89
                                                                  -------     -------    -------     -------    -------
Investment Operations:
 Net Investment Income                                               0.36        0.41       0.40        0.39       0.41
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     1.15        0.86       3.40        1.42       1.33
                                                                  -------     -------    -------     -------    -------
 Total From Investment Operations                                    1.51        1.27       3.80        1.81       1.74
                                                                  -------     -------    -------     -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.37)      (0.41)     (0.41)      (0.39)     (0.39)
 Distributions (from Capital Gains)                                 (0.90)      (0.85)     (0.35)      (0.01)        --
                                                                  -------     -------    -------     -------    -------
 Total Distributions                                                (1.27)      (1.26)     (0.76)      (0.40)     (0.39)
                                                                  -------     -------    -------     -------    -------
Net Asset Value, End of Period                                    $ 15.94     $ 15.70    $ 15.69     $ 12.65    $ 11.24
                                                                  =======     =======    =======     =======    =======
Total Return                                                         9.74%       8.38%     31.16%      16.41%     18.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $18,970     $11,018    $ 7,276     $ 2,581    $ 1,995
Ratio of Expenses to Average Net Assets                              1.00%       1.00%      1.00%       1.00%      0.92%
Ratio of Net Income to Average Net Assets                            2.01%       2.58%      2.96%       3.25%      3.91%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.13%       1.12%      1.17%       1.20%      1.31%
Ratio of Net Income to Average Net Assets (excluding waivers)        1.88%       2.46%      2.79%       3.05%      3.52%
Portfolio Turnover Rate                                                35%         14%        39%         23%        23%
---------------------------------------------------------------   -------     -------    -------     -------     ------



                                                                             Fiscal year ended September 30,
CLASS B SHARES                                                      1999       1998        1997        1996      1995
---------------------------------------------------------------   -------    -------     -------     -------    -------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 15.65    $ 15.62     $ 12.61     $ 11.20    $  9.88
                                                                  -------    -------     -------     -------    -------
Investment Operations:
 Net Investment Income                                               0.24       0.30        0.29        0.31       0.33
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     1.16       0.87        3.37        1.42       1.32
                                                                  -------    -------     -------     -------    -------
 Total From Investment Operations                                    1.40       1.17        3.66        1.73       1.65
                                                                  -------    -------     -------     -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.25)     (0.29)      (0.30)      (0.31)     (0.33)
 Distributions (from Capital Gains)                                 (0.90)     (0.85)      (0.35)      (0.01)        --
                                                                  -------    -------     -------     -------    -------
 Total Distributions                                                (1.15)     (1.14)      (0.65)      (0.32)     (0.33)
                                                                  -------    -------     -------     -------    -------
Net Asset Value, End of Period                                    $ 15.90    $ 15.65     $ 15.62     $ 12.61    $ 11.20
                                                                  =======    =======     =======     =======    =======
Total Return                                                         9.10%      7.77%      30.06%      15.66%     17.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $10,971    $ 8,570     $ 6,619     $ 3,770    $ 1,233
Ratio of Expenses to Average Net Assets                              1.75%      1.75%       1.75%       1.75%      1.75%
Ratio of Net Income to Average Net Assets                            1.34%      1.81%       2.19%       2.49%      3.05%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.88%      1.87%       1.92%       1.95%      2.06%
Ratio of Net Income to Average Net Assets (excluding waivers)        1.21%      1.69%       2.02%       2.29%      2.74%
Portfolio Turnover Rate                                                35%        14%         39%         23%        23%
---------------------------------------------------------------   -------    -------     -------     -------    -------



                                                                              25
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME FUND (CONTINUED)


                                                                   Period ended
                                                                   September 30,
CLASS C SHARES                                                        1999(1)
---------------------------------------------------------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $ 16.62
                                                                     -------
Investment Operations:
 Net Investment Income                                                  0.21
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (0.70)
                                                                     -------
 Total From Investment Operations                                      (0.49)
                                                                     -------
Less Distributions:
 Dividends (from Net Investment Income)                                (0.20)
                                                                     -------
 Total Distributions                                                   (0.20)
                                                                     -------
Net Asset Value, End of Period                                       $ 15.93
                                                                     =======
Total Return                                                           (3.02)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $ 1,700
Ratio of Expenses to Average Net Assets                                 1.76%(2)
Ratio of Net Income to Average Net Assets                               0.65%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)            1.88%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)           0.53%(2)
Portfolio Turnover Rate                                                   35%
---------------------------------------------------------------     ----------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              26
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INDEX FUND


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                      1999         1998        1997       1996       1995
---------------------------------------------------------------   --------     -------     -------    -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  20.61     $ 20.76     $ 15.49    $ 13.35     $ 10.68
                                                                  --------     -------     -------    -------     -------
Investment Operations:
 Net Investment Income                                                0.21        0.24        0.12       0.27        0.25
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      5.36        1.39        5.70       2.32        2.76
                                                                  --------     -------     -------    -------     -------
 Total From Investment Operations                                     5.57        1.63        5.82       2.59        3.01
                                                                  --------     -------     -------    -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.22)      (0.24)      (0.12)     (0.27)      (0.25)
 Distributions (from Capital Gains)                                  (0.44)      (1.54)      (0.43)     (0.18)      (0.09)
                                                                  --------     -------     -------    -------     -------
 Total Distributions                                                 (0.66)      (1.78)      (0.55)     (0.45)      (0.34)
                                                                  --------     -------     -------    -------     -------
Net Asset Value, End of Period                                    $  25.52     $ 20.61     $ 20.76    $ 15.49     $ 13.35
                                                                  ========     =======     =======    =======     =======
Total Return                                                         27.30%       8.50%      39.47%     19.75%      28.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $110,439     $46,010     $15,977    $ 6,221     $ 2,140
Ratio of Expenses to Average Net Assets                               0.60%       0.60%       0.60%      0.60%       0.57%
Ratio of Net Income to Average Net Assets                             0.85%       1.11%       1.36%      1.87%       2.16%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.14%       1.13%       1.13%      1.15%       1.20%
Ratio of Net Income to Average Net Assets (excluding waivers)         0.31%       0.58%       0.83%      1.32%       1.53%
Portfolio Turnover Rate                                                  7%         14%          8%        10%          9%
---------------------------------------------------------------   --------     -------     -------    -------     -------



                                                                             Fiscal year ended September 30,
CLASS B SHARES                                                     1999         1998        1997      1996         1995
---------------------------------------------------------------   -------     -------     -------    -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 20.49     $ 20.67     $ 15.43    $ 13.30     $ 10.66
                                                                  -------     -------     -------    -------     -------
Investment Operations:
 Net Investment Income                                               0.05        0.09        0.12       0.17        0.23
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     5.30        1.36        5.67       2.31        2.68
                                                                  -------     -------     -------    -------     -------
 Total From Investment Operations                                    5.35        1.45        5.79       2.48        2.91
                                                                  -------     -------     -------    -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.06)      (0.09)      (0.12)     (0.17)      (0.18)
 Distributions (from Capital Gains)                                 (0.44)      (1.54)      (0.43)     (0.18)      (0.09)
                                                                  -------     -------     -------    -------     -------
 Total Distributions                                                (0.50)      (1.63)      (0.55)     (0.35)      (0.27)
                                                                  -------     -------     -------    -------     -------
Net Asset Value, End of Period                                    $ 25.34     $ 20.49     $ 20.67    $ 15.43     $ 13.30
                                                                  =======     =======     =======    =======     =======
Total Return                                                        26.38%       7.66%      38.45%     18.95%      27.87%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $99,054     $44,122     $23,733    $ 8,252     $ 1,197
Ratio of Expenses to Average Net Assets                              1.35%       1.35%       1.35%      1.35%       1.35%
Ratio of Net Income to Average Net Assets                            0.10%       0.37%       0.61%      1.11%       1.34%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.89%       1.88%       1.88%      1.90%       1.95%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                (0.44)%     (0.16)%      0.08%      0.56%       0.74%
Portfolio Turnover Rate                                                 7%         14%          8%        10%          9%
---------------------------------------------------------------   -------     -------     -------    -------     -------



                                                                              27
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INDEX FUND (CONTINUED)


                                                                          Period ended
                                                                          September 30,
CLASS C SHARES                                                               1999(1)
----------------------------------------------------------------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $ 25.35
                                                                           -------
Investment Operations:
 Net Investment Income                                                        0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                              0.13
                                                                           -------
 Total From Investment Operations                                             0.19
                                                                           -------
Less Distributions:
 Dividends (from Net Investment Income)                                      (0.06)
                                                                           -------
 Total Distributions                                                         (0.06)
                                                                           -------
Net Asset Value, End of Period                                             $ 25.48
                                                                           =======
Total Return                                                                  0.76%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $16,861
Ratio of Expenses to Average Net Assets                                       1.35%(2)
Ratio of Net Income to Average Net Assets                                     0.07%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)                  1.89%(2)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)         (0.47)%(2)
Portfolio Turnover Rate                                                          7%
----------------------------------------------------------------------    ------------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              28
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP GROWTH FUND


                                                                             Fiscal year ended September 30,
CLASS A SHARES                                                    1999         1998         1997       1996      1995
-------------------------------------------------------------   --------     --------     -------    -------    -------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  16.25     $  17.63     $ 13.63    $ 11.75    $  9.09
                                                                --------     --------     -------    -------    -------
Investment Operations:
 Net Investment Income                                              0.02         0.09        0.09       0.15       0.15
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    5.39        (0.02)       4.28       1.88       2.66
                                                                --------     --------     -------    -------    -------
 Total From Investment Operations                                   5.41         0.07        4.37       2.03       2.81
                                                                --------     --------     -------    -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                            (0.03)       (0.09)      (0.10)     (0.15)     (0.15)
 Distributions (from Capital Gains)                                (1.88)       (1.36)      (0.27)        --         --
                                                                --------     --------     -------    -------    -------
 Total Distributions                                               (1.91)       (1.45)      (0.37)     (0.15)     (0.15)
                                                                --------     --------     -------    -------    -------
Net Asset Value, End of Period                                  $  19.75     $  16.25     $ 17.63    $ 13.63    $ 11.75
                                                                ========     ========     =======    =======    =======
Total Return                                                       36.00%        0.61%      32.69%     17.38%     31.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $168,153     $140,948     $12,017    $ 5,318    $ 2,710
Ratio of Expenses to Average Net Assets                             1.05%        1.05%       1.05%      1.04%      0.92%
Ratio of Net Income (Loss) to Average Net Assets                   (0.05)%       0.56%       0.57%      1.13%      1.52%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.14%        1.11%       1.14%      1.17%      1.26%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                               (0.14)%       0.50%       0.48%      1.00%      1.18%
Portfolio Turnover Rate                                               57%          38%         34%        21%        28%
-------------------------------------------------------------   --------     --------     -------    -------    -------



                                                                            Fiscal year ended September 30,
CLASS B SHARES                                                    1999         1998         1997        1996       1995
-------------------------------------------------------------   -------      -------      -------    -------     ------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $ 16.06      $ 17.47      $ 13.57    $ 11.73     $ 9.09
                                                                -------      -------      -------    -------     ------
Investment Operations:
 Net Investment Income                                             0.07         0.03         0.01       0.08       0.09
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   5.13        (0.05)        4.18       1.84       2.65
                                                                -------      -------      -------    -------     ------
 Total From Investment Operations                                  5.20        (0.02)        4.19       1.92       2.74
                                                                -------      -------      -------    -------     ------
Less Distributions:
 Dividends (from Net Investment Income)                              --        (0.03)       (0.02)     (0.08)     (0.10)
 Distributions (from capital gains)                               (1.88)       (1.36)       (0.27)        --         --
                                                                -------      -------      -------    -------    -------
 Total Distributions                                              (1.88)       (1.39)       (0.29)     (0.08)     (0.10)
                                                                -------      -------      -------    -------    -------
Net Asset Value, End of Period                                  $ 19.38      $ 16.06      $ 17.47    $ 13.57    $ 11.73
                                                                =======      =======      =======    =======    =======
Total Return                                                      34.99%        0.09%       31.42%     16.41%     30.29%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $19,011      $11,177      $ 9,487    $ 5,775    $   819
Ratio of Expenses to Average Net Assets                            1.80%        1.80%        1.80%      1.79%      1.75%
Ratio of Net Income (Loss) to Average Net Assets                  (0.83)%      (0.20)%      (0.18)%     0.36%      0.58%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.89%        1.86%        1.89%      1.92%      2.01%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.92)%      (0.26)%      (0.27)%     0.23%      0.32%
Portfolio Turnover Rate                                              57%          38%          34%        21%        28%
-------------------------------------------------------------   -------      -------      -------    -------     ------



                                                                              29
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP GROWTH FUND (CONTINUED)


                                                                 Period ended
                                                                 September 30,
CLASS C SHARES                                                      1999(1)
--------------------------------------------------------------   -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $ 18.56
                                                                   -------
Investment Operations:
 Net Investment Income                                                0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      1.11
                                                                   -------
 Total From Investment Operations                                     1.12
                                                                   -------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.01)
                                                                   -------
 Total Distributions                                                 (0.01)
                                                                   -------
Net Asset Value, End of Period                                     $ 19.67
                                                                   =======
Total Return                                                          6.04%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $   962
Ratio of Expenses to Average Net Assets                               1.80%(2)
Ratio of Net Loss to Average Net Assets                              (1.09)%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)          1.89%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)          (1.18)%(2)
Portfolio Turnover Rate                                                 57%
--------------------------------------------------------------    ------------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              30
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP VALUE FUND


                                                                                 Fiscal year ended September 30,
CLASS A SHARES                                                       1999         1998         1997         1996          1995
---------------------------------------------------------------    --------     --------     --------     --------      --------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  22.39     $  28.74     $  22.59     $  19.57      $  16.51
                                                                   --------     --------     --------     --------      --------
Investment Operations:
 Net Investment Income                                                 0.19         0.29         0.33         0.36          0.33
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       4.44        (2.59)        7.90         4.07          3.64
                                                                   --------     --------     --------     --------      --------
 Total From Investment Operations                                      4.63        (2.30)        8.23         4.43          3.97
                                                                   --------     --------     --------     --------      --------
Less Distributions:
 Dividends (from Net Investment Income)                               (0.20)       (0.29)       (0.32)       (0.36)        (0.32)
 Distributions (from Capital Gains)                                   (3.70)       (3.76)       (1.76)       (1.05)        (0.59)
                                                                   --------     --------     --------     --------      --------
 Total Distributions                                                  (3.90)       (4.05)       (2.08)       (1.41)        (0.91)
                                                                   --------     --------     --------     --------      --------
Net Asset Value, End of Period                                     $  23.12     $  22.39     $  28.74     $  22.59      $  19.57
                                                                   ========     ========     ========     ========      ========
Total Return                                                          21.93%       (8.77)%      38.82%       23.90%        25.26%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $177,251     $170,529     $ 50,381     $ 22,965      $ 13,076
Ratio of Expenses to Average Net Assets                                1.05%        1.05%        1.05%        1.05%         1.00%
Ratio of Net Income to Average Net Assets                              0.82%        1.21%        1.14%        1.64%         1.89%
Ratio of Expenses to Average Net Assets (excluding waivers)            1.15%        1.13%        1.14%        1.13%         1.19%
Ratio of Net Income to Average Net Assets (excluding waivers)          0.72%        1.13%        1.05%        1.56%         1.70%
Portfolio Turnover Rate                                                  61%          74%          57%          40%           52%
---------------------------------------------------------------    --------     --------     --------     --------      --------



                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                      1999        1998        1997        1996        1995
---------------------------------------------------------------   -------     -------     -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 22.21     $ 28.55     $ 22.50     $ 19.49     $ 16.49
                                                                  -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                               0.07        0.13        0.18        0.22        0.26
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     4.36       (2.58)       7.81        4.06        3.55
                                                                  -------     -------     -------     -------     -------
 Total From Investment Operations                                    4.43       (2.45)       7.99        4.28        3.81
                                                                  -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.07)      (0.13)      (0.18)      (0.22)      (0.22)
 Distributions (from Capital Gains)                                 (3.70)      (3.76)      (1.76)      (1.05)      (0.59)
                                                                  -------     -------     -------     -------     -------
 Total Distributions                                                (3.77)      (3.89)      (1.94)      (1.27)      (0.81)
                                                                  -------     -------     -------     -------     -------
Net Asset Value, End of Period                                    $ 22.87     $ 22.21     $ 28.55     $ 22.50     $ 19.49
                                                                  =======     =======     =======     =======     =======
Total Return                                                        21.07%      (9.37)%     37.71%      23.08%      24.20%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $61,711     $56,259     $53,420     $23,316     $ 7,051
Ratio of Expenses to Average Net Assets                              1.80%       1.80%       1.80%       1.80%       1.79%
Ratio of Net Income to Average Net Assets                            0.07%       0.41%       0.39%       0.89%       1.10%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.90%       1.88%       1.89%       1.88%       1.94%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                (0.03)       0.33%       0.30%       0.81%       0.95%
Portfolio Turnover Rate                                                61%         74%         57%         40%         52%
---------------------------------------------------------------   -------     -------     -------     -------     -------



                                                                              31
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP VALUE FUND (CONTINUED)


                                                                 Period ended
                                                                 September 30,
CLASS C SHARES                                                       1999(1)
--------------------------------------------------------------   -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $ 22.79
                                                                   -------
Investment Operations:
 Net Investment Income                                                0.08
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      0.30
                                                                   -------
 Total From Investment Operations                                     0.38
                                                                   -------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.08)
                                                                   -------
 Total Distributions                                                 (0.08)
                                                                   -------
Net Asset Value, End of Period                                     $ 23.09
                                                                   =======
Total Return                                                          1.65%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $ 1,398
Ratio of Expenses to Average Net Assets                               1.80%(2)
Ratio of Net Income to Average Net Assets                             0.00%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)          1.90%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)          (0.10)%(2)
Portfolio Turnover Rate                                                 61%
--------------------------------------------------------------    ------------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              32
PROSPECTUS - First American Large Cap Funds
             Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF-1000R



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000
AS SUPPLEMENTED
FEBRUARY 1, 2000

ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS



PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

LARGE CAP
    FUNDS


CLASS Y SHARES

BALANCED FUND
EQUITY INCOME FUND
EQUITY INDEX FUND
LARGE CAP GROWTH FUND
LARGE CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Balanced Fund                                                        2
--------------------------------------------------------------------------------
  Equity Income Fund                                                   5
--------------------------------------------------------------------------------
  Equity Index Fund                                                    7
--------------------------------------------------------------------------------
  Large Cap Growth Fund                                                9
--------------------------------------------------------------------------------
  Large Cap Value Fund                                                11
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                           13
--------------------------------------------------------------------------------
  Managing Your Investment                                            14
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                          15
--------------------------------------------------------------------------------
  More About The Funds                                                16
--------------------------------------------------------------------------------
  Financial Highlights                                                19
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                          Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Large Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



                                                                               1
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
BALANCED FUND

--------------------------------------------------------------------------------
OBJECTIVE

Balanced Fund's objective is to maximize total return (capital appreciation plus income).


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Balanced Fund invests in a balanced portfolio of stocks and bonds. The mix of securities will change based on existing and anticipated market conditions. Over the long term, the fund's asset mix is likely to average approximately 60% equity securities and 40% debt securities.

Under normal market conditions, the equity securities portion of the fund's portfolio will be invested primarily (at least 75% of the total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. The fund's advisor invests in equity securities it believes:

*  are undervalued relative to other securities in the same industry or market;

*  exhibit good or improving fundamentals; and

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the equity portion of the fund's portfolio may be invested in securities of foreign issuers which are either listed on a U.S. stock exchange or represented by American Depositary Receipts.

Under normal market conditions, the debt securities portion of the fund's portfolio will be comprised of securities such as:

* U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) including zero coupon bonds;

*  mortgage-and asset-backed securities; and

*  corporate debt obligations.

In selecting debt securities for the fund, the advisor uses a "top-down" approach, which begins with the formulation of a general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. This is followed by the selection of individual securities.

The fund's debt securities will be rated investment grade at the time or purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of these securities will be either U.S. government securities or securities that have received at least an A or equivalent rating. The fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Under normal market conditions the fund attempts to maintain a weighted average maturity for the debt securities in its portfolio of 15 years or less and an average effective duration of three to eight years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


                                                                               2
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks, growth stocks, and/or large-capitalization stocks may underperform the market as a whole.


Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in the "More About the Funds -- Investment Strategies" section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay ---its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               3
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
BALANCED FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

26.77%    18.12%    17.33%    10.72%    3.42%
---------------------------------------------
1995      1996      1997      1998      1999


Best Quarter:    Quarter ending     June 30, 1997           10.22%
Worst Quarter:   Quarter ending     September 30, 1998      (5.78)%

AVERAGE ANNUAL TOTAL RETURNS           Inception                                     Since
AS OF 12/31/99                              Date     One Year    Five Years      Inception
------------------------------------------------------------------------------------------
Balanced Fund                             2/4/94        3.42%        15.00%         12.48%
------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)               21.04%        28.55%         24.17%
------------------------------------------------------------------------------------------
Lehman Gov't/Corp Bond Index(2)                        (2.15)%        7.60%          5.96%
------------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance for the index is calculated from 2/28/94.

(2) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance for the index is calculated from 2/28/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.21%
 TOTAL                                                                     0.91%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.11)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.80%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.80%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   93
   3 years                                                                $  290
   5 years                                                                $  504
  10 years                                                                $1,120



                                                                               4
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
EQUITY INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:


* the ability to pay above average dividends.

* the ability to finance expected growth.

* strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.


The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Risks of Non-Investment Grade Securities
The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Fund Performance
The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               5
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
EQUITY INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

23.00%    20.28%    27.72%    16.22%    4.21%
---------------------------------------------
1995      1996      1997      1998      1999


Best Quarter:    Quarter ending     June 30, 1997           11.99%
Worst Quarter:   Quarter ending     September 30, 1999      (8.59)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                                    Since
AS OF 12/31/99                                Date    One Year    Five Years      Inception
-------------------------------------------------------------------------------------------
Equity Income Fund                          8/2/94       4.21%        18.01%         16.67%
-------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                21.04%        28.55%         25.95%
-------------------------------------------------------------------------------------------
Lehman Gov't/Corp Bond Index(2)                         (2.15)%        7.60%          6.88%
-------------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of each index is calculated from 8/31/94.

(2) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of each index is calculated from 8/31/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.18%
 TOTAL                                                                     0.88%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.13)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.75%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   90
   3 years                                                                $  281
   5 years                                                                $  488
  10 years                                                                $1,084



                                                                               6
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
EQUITY INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.


Failure to Match Performance of S&P 500

The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.


Risks of Options and Futures

The fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               7
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
EQUITY INDEX FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

[BAR CHART]

36.97%    22.44%    32.84%    28.56%   20.41%
---------------------------------------------
1995      1996      1997      1998     1999


Best Quarter:    Quarter ending     December 31, 1998       21.39%
Worst Quarter:   Quarter ending     September 30, 1998      (9.91)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                                  Since
AS OF 12/31/99                                Date   One Year   Five Years      Inception
-----------------------------------------------------------------------------------------
Equity Index Fund                           2/4/94     20.41%       28.09%         23.34%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)               21.04%       28.55%         24.17%
-----------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.19%
 TOTAL                                                                     0.89%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.54)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.35%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.35%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   91
   3 years                                                                $  284
   5 years                                                                $  493
  10 years                                                                $1,096



                                                                               8
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.


Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               9
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
LARGE CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

32.78%    23.23%    21.61%    24.05%   38.04%
---------------------------------------------
1995      1996      1997      1998     1999


Best Quarter:    Quarter ending     December 31, 1999        22.71%
Worst Quarter:   Quarter ending     September 30, 1998      (14.09)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                                  Since
AS OF 12/31/99                                Date   One Year   Five Years      Inception
-----------------------------------------------------------------------------------------
Large Cap Growth Fund                       8/2/94     38.04%       27.79%         26.38%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)               21.04%       28.55%         25.95%
-----------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of each index is calculated from 8/31/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.19%
 TOTAL                                                                     0.89%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.09)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.80%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.80%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   91
   3 years                                                                $  284
   5 years                                                                $  493
  10 years                                                                $1,096



                                                                              10
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large-capitalization stocks may underperform the market as a whole.


Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

The illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                              11
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Fund Summaries
LARGE CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

32.23%    29.47%    22.80%     9.99%     8.20%
----------------------------------------------
1995      1996      1997       1998      1999


Best Quarter:    Quarter ending     December 31, 1998        16.64%
Worst Quarter:   Quarter ending     September 30, 1998      (13.85)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                                  Since
AS OF 12/31/99                                Date   One Year   Five Years      Inception
-----------------------------------------------------------------------------------------
Large Cap Value Fund                        2/4/94      8.20%       20.13%         17.17%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)               21.04%       28.55%         24.17%
-----------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of each index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.20%
 TOTAL                                                                     0.90%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.10)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.80%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.80%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   92
   3 years                                                                $  287
   5 years                                                                $  498
  10 years                                                                $1,108



                                                                              12
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES


Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.

There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES


If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges will be made at the net asset value per share of each fund at the time of the exchange.
There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds. Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                              13
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES


Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.


Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of their investment objectives and strategies, distributions for Large Cap Growth Fund and Large Cap Value Fund are expected to consist primarily of capital gains.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              14
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
BALANCED FUND                                                              0.59%

EQUITY INCOME FUND                                                         0.57%

EQUITY INDEX FUND                                                          0.16%

LARGE CAP GROWTH FUND                                                      0.61%

LARGE CAP VALUE FUND                                                       0.80%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency, and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc. those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              15
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.


Effective Duration
Balanced Fund normally attempts to maintain an average effective duration of three to eight years for the debt securities portion of its portfolio. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-and asset-backed securities, because the calculation requires assumptions about prepayment rates.

Portfolio Turnover
Portfolio managers for the funds other than Equity Index Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for Equity Index Fund is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk

All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.


Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Foreign Security Risk

Each fund other than Equity Index Fund may invest up to 25% of its total assets (25% of the equity portion of its portfolio for Balanced Fund) in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. In addition, Balanced Fund may invest up to 15% of the debt portion of its portfolio in foreign securities payable in United States dollars. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.



                                                                              16
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Risks of Active Management
Each fund other than Equity Index Fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND AND EQUITY INCOME FUND

Interest Rate Risk
Debt securities in Balanced Fund and Equity Income Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes.

Credit Risk
Balanced Fund and Equity Income Fund are subject to the risk that the issuers of debt securities held by a fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Balanced Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When Balanced Fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

As discussed in the "Fund Summaries" section, Equity Income Fund invests in convertible debt securities that are rated below investment grade and are therefore subject to additional credit risk.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF BALANCED FUND

Call Risk
Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Balanced Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Extension Risk
Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to extension risk, which is the risk that rising interest rates could cause the mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short-or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Prepayment Risk
Mortgage- and asset-backed securities also are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. Balanced Fund must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


                                                                              17
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Risks of Dollar Roll Transactions
In a dollar roll transaction, Balanced Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit Balanced Fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.


                                                                              18
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's Class Y share operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


BALANCED FUND


                                                                                 Fiscal year ended September 30,
                                                                    1999         1998         1997         1996         1995
---------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  14.01     $  15.43     $  13.15     $  12.13     $  10.54
                                                                  --------     --------     --------     --------     --------
 Investment Operations:
 Net Investment Income                                                0.41         0.44         0.42         0.42         0.40
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      1.08        (0.30)        2.86         1.43         1.73
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                     1.49         0.14         3.28         1.85         2.13
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.41)       (0.44)       (0.42)       (0.42)       (0.39)
 Distributions (from Capital Gains)                                  (1.59)       (1.12)       (0.58)       (0.41)       (0.15)
                                                                  --------     --------     --------     --------     --------
 Total Distributions                                                 (2.00)       (1.56)       (1.00)       (0.83)       (0.54)
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                                    $  13.50     $  14.01     $  15.43     $  13.15     $  12.13
                                                                  ========     ========     ========     ========     ========
Total Return                                                         11.07%        1.03%       26.17%       15.89%       20.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $350,229     $455,426     $418,087     $332,786     $192,145
Ratio of Expenses to Average Net Assets                               0.80%        0.80%        0.80%        0.80%        0.79%
Ratio of Net Income to Average Net Assets                             2.93%        3.01%        2.99%        3.31%        3.61%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.91%        0.90%        0.88%        0.89%        0.94%
Ratio of Net Income to Average Net Assets (excluding waivers)         2.82%        2.91%        2.91%        3.22%        3.46%
Portfolio Turnover Rate                                                 77%         103%          84%          73%          77%
---------------------------------------------------------------   --------     --------     --------     --------     --------



                                                                              19
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EQUITY INCOME FUND


                                                                                Fiscal year ended September 30,
                                                                    1999         1998         1997         1996         1995
---------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  15.74     $  15.70     $  12.66     $  11.24     $   9.89
                                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                                0.40         0.46         0.43         0.42         0.41
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      1.17         0.88         3.40         1.43         1.35
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                     1.57         1.34         3.83         1.85         1.76
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.41)       (0.45)       (0.44)       (0.42)       (0.41)
 Distributions (from Capital Gains)                                  (0.90)       (0.85)       (0.35)       (0.01)          --
                                                                  --------     --------     --------     --------     --------
 Total Distributions                                                 (1.31)       (1.30)       (0.79)       (0.43)       (0.41)
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                                    $  16.00     $  15.74     $  15.70     $  12.66     $  11.24
                                                                  ========     ========     ========     ========     ========
Total Return                                                         10.10%        8.85%       31.45%       16.79%       18.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $350,775     $359,588     $369,919     $ 64,590     $ 52,126
Ratio of Expenses to Average Net Assets                               0.75%        0.75%        0.75%        0.75%        0.75%
Ratio of Net Income to Average Net Assets                             2.38%        2.81%        3.12%        3.50%        4.11%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.88%        0.87%        0.92%        0.95%        1.06%
Ratio of Net Income to Average Net Assets (excluding waivers)         2.25%        2.69%        2.95%        3.30%        3.80%
Portfolio Turnover Rate                                                 35%          14%          39%          23%          23%
---------------------------------------------------------------   --------     --------     --------     --------     --------



EQUITY INDEX FUND


                                                                                  Fiscal year ended September 30,
                                                                     1999         1998          1997          1996          1995
---------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $   20.60     $   20.74     $   15.47     $   13.34     $   10.67
                                                                  ---------     ---------     ---------     ---------     ---------
Investment Operations:
 Net Investment Income                                                 0.28          0.29          0.29          0.31          0.28
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       5.35          1.40          5.70          2.31          2.75
                                                                  ---------     ---------     ---------     ---------     ---------
 Total From Investment Operations                                      5.63          1.69          5.99          2.62          3.03
                                                                  ---------     ---------     ---------     ---------     ---------
Less Distributions:
 Dividends (from Net Investment Income)                               (0.28)        (0.29)        (0.29)        (0.31)        (0.27)
 Distributions (from Capital Gains)                                   (0.44)        (1.54)        (0.43)        (0.18)        (0.09)
                                                                  ---------     ---------     ---------     ---------     ---------
 Total Distributions                                                  (0.72)        (1.83)        (0.72)        (0.49)        (0.36)
                                                                  ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period                                    $   25.51     $   20.60     $   20.74     $   15.47     $   13.34
                                                                  =========     =========     =========     =========     =========
Total Return                                                          27.61%         8.82%        39.85%        19.98%        29.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $1,206,072    $ 996,528     $ 557,258     $ 348,539     $ 218,932
Ratio of Expenses to Average Net Assets                                0.35%         0.35%         0.35%         0.35%         0.35%
Ratio of Net Income to Average Net Assets                              1.11%         1.36%         1.62%         2.14%         2.41%
Ratio of Expenses to Average Net Assets (excluding waivers)            0.89%         0.88%         0.88%         0.90%         0.95%
Ratio of Net Income to Average Net Assets (excluding waivers)          0.57%         0.83%         1.09%         1.59%         1.81%
Portfolio Turnover Rate                                                   7%           14%            8%           10%            9%
---------------------------------------------------------------   ---------     ---------     ---------     ---------     ---------



                                                                              20
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

LARGE CAP GROWTH FUND


                                                                                Fiscal year ended September 30,
                                                                    1999         1998         1997         1996         1995
---------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  16.30     $  17.64     $  13.66     $  11.78     $   9.10
                                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                                0.02         0.13         0.12         0.18         0.17
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      5.46         0.02         4.26         1.88         2.67
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                     5.48         0.15         4.38         2.06         2.84
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.06)       (0.13)       (0.13)       (0.18)       (0.16)
 Distributions (from Capital Gains)                                  (1.88)       (1.36)       (0.27)          --           --
                                                                  --------     --------     --------     --------     --------
 Total Distributions                                                 (1.94)       (1.49)       (0.40)       (0.18)       (0.16)
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                                    $  19.84     $  16.30     $  17.64     $  13.66     $  11.78
                                                                  ========     ========     ========     ========     ========
Total Return                                                         36.36%        1.07%       32.75%       17.58%       31.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $854,819     $680,143     $681,151     $225,900     $132,854
Ratio of Expenses to Average Net Assets                               0.80%        0.80%        0.80%        0.79%        0.75%
Ratio of Net Income to Average Net Assets                             0.20%        0.82%        0.77%        1.39%        1.69%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.89%        0.86%        0.89%        0.92%        1.01%
Ratio of Net Income to Average Net Assets (excluding waivers)         0.11%        0.76%        0.68%        1.26%        1.43%
Portfolio Turnover Rate                                                 57%          38%          34%          21%          28%
---------------------------------------------------------------   --------     --------     --------     --------     --------



LARGE CAP VALUE FUND


                                                                                Fiscal year ended September 30,
                                                                  1999          1998          1997          1996          1995
-------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $    22.42    $    28.75    $    22.60    $    19.56    $    16.50
                                                               ----------    ----------    ----------    ----------    ----------
Investment Operations:
 Net Investment Income                                               0.25          0.35          0.39          0.42          0.36
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     4.46         (2.57)         7.90          4.09          3.64
                                                               ----------    ----------    ----------    ----------    ----------
 Total From Investment Operations                                    4.71         (2.22)         8.29          4.51          4.00
                                                               ----------    ----------    ----------    ----------    ----------
Less Distributions:
 Dividends (from net investment income)                             (0.26)        (0.35)        (0.38)        (0.42)        (0.35)
 Distributions (from Capital Gains)                                 (3.70)        (3.76)        (1.76)        (1.05)        (0.59)
                                                               ----------    ----------    ----------    ----------    ----------
 Total Distributions                                                (3.96)        (4.11)        (2.14)        (1.47)        (0.94)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                                 $    23.17    $    22.42    $    28.75    $    22.60    $    19.56
                                                               ==========    ==========    ==========    ==========    ==========
Total Return                                                        22.28%        (8.47)%       39.13%        24.32%        25.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $1,343,207    $1,253,845    $1,095,262    $  471,206    $  312,559
Ratio of Expenses to Average Net Assets                              0.80%         0.80%         0.80%         0.80%         0.79%
Ratio of Net Income to Average Net Assets                            1.07%         1.40%         1.39%         1.90%         2.10%
Ratio of Expenses to Average Net Assets (excluding waivers)          0.90%         0.88%         0.89%         0.88%         0.94%
Ratio of Net Income to Average Net Assets (excluding waivers)        0.97%         1.32%         1.30%         1.82%         1.95%
Portfolio Turnover Rate                                                61%           74%           57%           40%           52%
-------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------



                                                                              21
PROSPECTUS - First American Large Cap Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF1200Y



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

MID CAP AND
  SMALL CAP
      FUNDS


CLASS A, CLASS B,
AND CLASS C SHARES

MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP GROWTH FUND
SMALL CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Mid Cap Growth Fund                                                2
--------------------------------------------------------------------------------
  Mid Cap Value Fund                                                 4
--------------------------------------------------------------------------------
  Small Cap Growth Fund                                              6
--------------------------------------------------------------------------------
  Small Cap Value Fund                                               8
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                     10
--------------------------------------------------------------------------------
  Selling Shares                                                    14
--------------------------------------------------------------------------------
  Managing Your Investment                                          15
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                        17
--------------------------------------------------------------------------------
  More About The Funds                                              18
--------------------------------------------------------------------------------
  Financial Highlights                                              20
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                        Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION



This section of the prospectus describes the objectives of the First American Mid Cap and Small Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
MID CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of mid capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $223 million to $37 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


Foreign Security Risk

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               2
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
MID CAP GROWTH FUND CONTINUED


--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

65.53%    7.23%   18.46%   -4.90%   39.35%   11.84%   23.40%   10.58%   54.59%
------------------------------------------------------------------------------
1991      1992    1993     1994     1995     1996     1997     1998     1999


Best Quarter:    Quarter ending     December 31, 1999        47.75%
Worst Quarter:   Quarter ending     September 30, 1998      (19.34)%

                                                                            Since         Since
AVERAGE ANNUAL TOTAL RETURNS      Inception                             Inception     Inception
AS OF 12/31/99(1)                      Date   One Year   Five Years     (Class A)     (Class B)
-----------------------------------------------------------------------------------------------
Mid Cap Growth Fund (Class A)       4/23/90     46.50%       25.51%        20.26%           N/A
-----------------------------------------------------------------------------------------------
Mid Cap Growth Fund (Class B)        8/7/98     48.41%          N/A           N/A        39.15%
-----------------------------------------------------------------------------------------------
Russell Midcap Index(2)                         18.23%       21.86%        17.52%        34.92%
-----------------------------------------------------------------------------------------------

(1) On 8/7/98, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds Inc. Prior to the merger, the Mid Cap Growth Fund had no assets or liabilities. Performance presented prior to 8/7/98, represents that of the Piper Emerging Growth Fund.


(2) An ummanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the investable U.S. equity market. The since inception performance of the index for Class A and Class B shares is calculated from 4/30/90 and 8/31/98, respectively.


--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                            CLASS A     CLASS B     CLASS C
-----------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) AS A % OF OFFERING PRICE                          5.25%(2)   0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD) AS A % OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS                                        0.00%(3)   5.00%       1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                            $  25      $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------
 Management Fees                                                               0.70%      0.70%       0.70%
 Distribution and Service (12b-1) Fees                                         0.25%      1.00%       1.00%
 Other Expenses                                                                0.24%      0.28%       0.28%
 TOTAL                                                                         1.19%      1.98%       1.98%
-----------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown because of voluntary fee waivers by the fund's distributor. See "Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                                      (0.05)%    (0.09)%     (0.09)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                        1.14%      1.89%       1.89%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low
Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  640                    $  701                     $  201                    $  399                    $  299
   3 years    $  883                    $1,021                     $  621                    $  715                    $  715
   5 years    $1,145                    $1,268                     $1,068                    $1,157                    $1,157
  10 years    $1,892                    $2,102                     $2,102                    $2,383                    $2,383



                                                                               3
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
MID CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $223 million to $37 billion.


In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
MID CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

-6.82%   18.70%   19.33%   19.01%    6.72%   20.02%   31.94%   24.21%   -13.24%   -6.29%
----------------------------------------------------------------------------------------
1990     1991     1992     1993      1994    1995     1996     1997     1998      1999


Best Quarter:    Quarter ending     June 30, 1997            17.97%
Worst Quarter:   Quarter ending     September 30, 1998      (30.80)%

                                                                                              Since
AVERAGE ANNUAL TOTAL RETURNS     Inception                                  Ten Years     Inception
AS OF 12/31/99                        Date     One Year     Five Years      (Class A)     (Class B)
---------------------------------------------------------------------------------------------------
Mid Cap Value Fund (Class A)      12/22/87     (11.23)%          8.67%          9.77%           N/A
---------------------------------------------------------------------------------------------------
Mid Cap Value Fund (Class B)       8/15/94     (11.62)%          8.80%            N/A         8.33%
---------------------------------------------------------------------------------------------------
Russell Midcap Index(1)                         18.23%          21.86%         15.92%        19.25%
---------------------------------------------------------------------------------------------------


(1) An ummanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the investable U.S. equity market. The since inception performance of the index for Class B shares is calculated from 8/31/94.


--------------------------------------------------------------------------------

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                            CLASS A    CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) AS A % OF OFFERING PRICE                         5.25%(2)   0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD) AS A % OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS                                       0.00%(3)   5.00%       1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                           $  25      $  25        $ 25


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
 Management Fees                                                             0.70%      0.70%        0.70%
 Distribution and Service (12b-1) Fees                                       0.25%      1.00%        1.00%
 Other Expenses                                                              0.23%      0.23%        0.23%
 TOTAL                                                                       1.18%      1.93%        1.93%
----------------------------------------------------------------------------------------------------------

(1) The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                    (0.03)%      (0.03)%     (0.03)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                      1.15%        1.90%       1.90%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  639                    $  696                     $  196                    $  394                    $  294
   3 years    $  880                    $1,006                     $  596                    $  700                    $  700
   5 years    $1,140                    $1,242                     $1,042                    $1,131                    $1,131
  10 years    $1,882                    $2,059                     $2,059                    $2,331                    $2,331



                                                                               5
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $13 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


Foreign Security Risk

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               6
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
SMALL CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

-0.42%   40.55%   11.47%   10.98%   -2.44%   20.20%   11.68%   29.23%    7.73%   66.76%
---------------------------------------------------------------------------------------
1990     1991     1992     1993     1994     1995     1996     1997      1998    1999


Best Quarter:    Quarter ending     December 31, 1999        51.34%
Worst Quarter:   Quarter ending     September 30, 1998      (22.14)%

                                                                                             Since
AVERAGE ANNUAL TOTAL RETURNS        Inception                              Ten Years     Inception
AS OF 12/31/99(1)                        Date   One Year   Five Years      (Class A)     (Class B)
--------------------------------------------------------------------------------------------------
Small Cap Growth Fund (Class A)       3/16/87     58.04%       24.18%         17.43%           N/A
--------------------------------------------------------------------------------------------------
Small Cap Growth Fund (Class B)       7/31/98     60.39%          N/A            N/A        46.51%
--------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                             21.26%       16.69%         13.40%        15.43%
--------------------------------------------------------------------------------------------------

(1) On 7/31/98, the Small Cap Growth Fund became the successor by merger to the Piper Small Company Growth Fund, a series of Piper Funds Inc. Prior to the merger, the Small Cap Growth Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Small Company Growth Fund. On 9/21/96, shareholders approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change, the Fund's investment policies were revised.


(2) An ummanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class B shares is calculated from 7/31/98.


--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                             CLASS A     CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) AS A % OF OFFERING PRICE                         5.25%(2)   0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD) AS A % OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS                                       0.00%(3)   5.00%       1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                           $   25      $ 25        $ 25


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
 Management Fees                                                             0.70  %     0.70%       0.70%
 Distribution and Service (12b-1) Fees                                       0.25  %     1.00%       1.00%
 Other Expenses                                                              0.20  %     0.21%       0.21%
 TOTAL                                                                       1.15  %     1.91%       1.91%
------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown because of voluntary fee waivers by the fund's distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                                     (0.01)%     (0.01)%     (0.01)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                       1.14%       1.90%       1.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  636                    $  694                    $  194                     $  392                    $  292
   3 years    $  871                    $1,000                    $  600                     $  694                    $  694
   5 years    $1,125                    $1,232                    $1,032                     $1,121                    $1,121
  10 years    $1,849                    $2,035                    $2,035                     $2,310                    $2,310



                                                                               7
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $13 billion.


In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Fund Summaries
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

47.30%    20.07%    20.07%    -8.47%     5.93%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:    Quarter ending     June 30, 1999            18.64%
Worst Quarter:   Quarter ending     September 30, 1998      (23.21)%

                                                                              Since       Since
AVERAGE ANNUAL TOTAL RETURNS       Inception                              Inception   Inception
AS OF 12/31/99(1)                       Date   One Year   Five Years      (Class A)   (Class B)
-----------------------------------------------------------------------------------------------
Small Cap Value Fund (Class A)        8/1/94      0.35%       14.29%         13.80%         N/A
-----------------------------------------------------------------------------------------------
Small Cap Value Fund (Class B)      11/24/97      0.10%          N/A            N/A     (4.52)%
-----------------------------------------------------------------------------------------------
Russell 2000 Index(2)                            21.26%       16.69%         15.09%      9.25 %
-----------------------------------------------------------------------------------------------

(1) Performance from 8/1/94 to 11/21/97 is that of Qualivest Small Companies Value Fund.


(2) An ummanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index for Class B shares is calculated from 11/30/97.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

SHAREHOLDER FEES                                                            CLASS A    CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) AS A % OF OFFERING PRICE                         5.25%(2)   0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD) AS A % OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS, WHICHEVER IS LESS                                       0.00%(3)   5.00%       1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                           $   25      $ 25        $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
 Management Fees                                                             0.70  %     0.70%       0.70%
 Distribution and Service (12b-1) Fees                                       0.25  %     1.00%       1.00%
 Other Expenses                                                              0.19  %     0.19%       0.19%
 TOTAL                                                                       1.14  %     1.89%       1.89%
----------------------------------------------------------------------------------------------------------


(1) The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                    (0.00)%      (0.00)%     (0.00)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                      1.14%        1.89%       1.89%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                    CLASS B                   CLASS C                   CLASS C
                           assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-----------------------------------------------------------------------------------------------------------------------------
   1 year     $  635                    $  692                     $  192                    $  390                    $  290
   3 years    $  868                    $  994                     $  594                    $  688                    $  688
   5 years    $1,120                    $1,221                     $1,021                    $1,111                    $1,111
  10 years    $1,838                    $2,016                     $2,016                    $2,289                    $2,289



                                                                               9
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.



--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All funds in this prospectus offer Class A, Class B, and Class C shares.


Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

* a front-end sales charge, described below.

* lower annual expenses than Class B or Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more normally will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more normally will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.

Class B Shares
If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However they do have:

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

Class C Shares

These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:


* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.


--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under rule 12b-1 of the Investment Company Act to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                     12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                          0.25% of average daily net assets
Class B shares                          1% of average daily net assets
Class C shares                          1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class B shares, and for net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its annual fee until one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The distributor may pay additional fees to institutions, using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.



                                                                              10
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


Class A Shares
Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                                                         Maximum
                                            Sales Charge             Reallowance
                                    as a % of        as a % of         as a % of
                                     Purchase       Net Amount          Purchase
                                        Price         Invested             Price
--------------------------------------------------------------------------------
Less than $50,000                        5.25%            5.54%            5.00%
$ 50,000 - $ 99,999                      4.25%            4.44%            4.00%
$100,000 - $249,999                      3.25%            3.36%            3.00%
$250,000 - $499,999                      2.25%            2.30%            2.00%
$500,000 - $999,999                      1.75%            1.78%            1.50%
$1 million and over                         0%               0%               0%

Reducing Your Sales Charge

As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million.")


More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.


--------------------------------------------------------------------------------

  FOR INVESTMENTS OF OVER $1 MILLION


  There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.


  To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  * redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder, and

  * redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

Class B Shares


Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.


                                                                              11
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                             CDSC as a % of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                               5%
Second                                                              5%
Third                                                               4%
Fourth                                                              3%
Fifth                                                               2%
Sixth                                                               1%
Seventh                                                             0%
Eighth                                                              0%

Your Class B shares will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2000, they will convert to Class A shares on June 1, 2008.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

Class C Shares
Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.


The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:


U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address. Please note the following:

* All purchases must be made in U.S. dollars.


* Third-party checks, credit cards, credit card checks, and cash are not accepted.


* If a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.


                                                                              12
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.


* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



                                                                              13
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail
To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund

* Account number

* Dollar amount or number of shares redeemed

* Name on the account

* Signatures of all registered account owners


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

* your redemption request is for $50,000 or more.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.


Proceeds from a written redemption request will be sent to you by check.


--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


--------------------------------------------------------------------------------

  ACCOUNTS WITH LOW BALANCES


  Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

  * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

  Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              14
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.


Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares).


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------

  TELEPHONE TRANSACTIONS


  You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


  The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

  It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.


                                                                              15
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.

Dividends and Distributions
Dividends from Mid Cap Growth Fund and Mid Cap Value Fund net investment income are declared and paid monthly. Dividends from Small Cap Growth Fund and Small Cap Value Fund net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              16
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                        0.63%

MID CAP VALUE FUND                                                         0.67%

SMALL CAP GROWTH FUND                                                      0.69%

SMALL CAP VALUE FUND                                                       0.70%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment adviser. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.



--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              17
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments, and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.


Portfolio Turnover

Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. For the fiscal year ended September 30, 1999, Mid Cap Value Fund and Small Cap Growth Fund had portfolio turnover sales in excess of 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.



--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


Risks of Small-Cap Stocks
Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.



                                                                              18
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED


Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


Foreign Security Risk

Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


                                                                              19
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A, Class B and Class C shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


MID CAP GROWTH FUND(1)


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                    1999         1998         1997         1996        1995(2)
-------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  11.80     $  15.25     $  13.86     $  12.97     $   9.63
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Loss                                               (0.07)       (0.09)       (0.08)       (0.05)       (0.06)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    3.40        (1.80)        2.72         2.18         3.40
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                   3.33        (1.89)        2.64         2.13         3.34
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                               --           --           --           --           --
 Distributions (from Capital Gains)                                (2.26)       (1.56)       (1.25)       (1.24)          --
                                                                --------     --------     --------     --------     --------
 Total Distributions                                               (2.26)       (1.56)       (1.25)       (1.24)          --
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $  12.87     $  11.80     $  15.25     $  13.86     $  12.97
                                                                ========     ========     ========     ========     ========
Total Return                                                       31.69%      (13.05)%      21.04%       17.84%       34.68%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $165,072     $188,763     $274,799     $303,769     $252,632
Ratio of Expenses to Average Net Assets                             1.14%        1.18%        1.23%        1.18%        1.24%
Ratio of Net Loss to Average Net Assets                            (0.48)%      (0.60)%      (0.55)%      (0.41)%      (0.51)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.19%        1.34%        1.39%        1.37%        1.42%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.53)%      (0.76)%      (0.71)%      (0.60)%      (0.69)%
Portfolio Turnover Rate                                               94%          39%          51%          44%          33%
-------------------------------------------------------------   --------     --------     --------     --------     --------


(1) The financial highlights for Mid Cap Growth Fund include the historical financial highlights of Piper Emerging Growth Fund Class A and Class B shares. The assets of Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund effective August 7, 1998.

(2) Per share amounts have been adjusted to reflect the effect of the stock dividend declared on December 23, 1995.


                                                                              20
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MID CAP GROWTH FUND(1) (CONTINUED)


                                                                                                                Period from
                                                                     Period from           Period from      February 18, 1997 to
                                            Fiscal year ended     August 7, 1998 to    October 1, 1997 to      September 30,
CLASS B SHARES                              September 30, 1999  September 30, 1998(2)   April 28, 1998(3)         1997(4)
------------------------------------------ -------------------- --------------------- -------------------- ---------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $11.78             $13.86               $15.20                $12.54
                                                     ------             ------               ------                ------
Investment Operations:
 Net Investment Loss                                  (0.10)             (0.01)               (0.09)                (0.10)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                       3.33              (2.07)                1.02                  2.76
                                                     ------             ------               ------                ------
 Total From Investment Operations                      3.23              (2.08)                0.93                  2.66
                                                     ------             ------               ------                ------
Less Distributions:
 Dividends (from Net Investment Income)                  --                 --                   --                    --
 Distributions (from Capital Gains)                   (2.26)                --                (1.56)                   --
                                                     ------             ------               ------                ------
 Total Distributions                                  (2.26)                --                (1.56)                   --
                                                     ------             ------               ------                ------
Net Asset Value, End of Period                       $12.75             $11.78               $14.57                $15.20
                                                     ======             ======               ======                ======
Total Return                                          30.66%            (15.01)%               7.77%                21.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $  360             $   17               $   --                $1,028
Ratio of Expenses to Average Net Assets                1.89%              1.87%(5)             1.85%(5)              1.85%(5)
Ratio of Net Loss to Average Net Assets               (1.26)%            (1.12)%(5)           (1.33)%(5)            (1.16)%(5)
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.98%            1.87%(5)               1.85%(5)              1.85%(5)
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                  (1.35)%            (1.12)%(5)           (1.33)%(5)            (1.16)%(5)
Portfolio Turnover Rate                                  94%                39%                  29%                   51%
------------------------------------------           ------             ------               ------                ------


(1) The financial highlights for Mid Cap Growth Fund include the historical financial highlights of Piper Emerging Growth Fund Class A and Class B shares. The assets of Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund effective August 7, 1998.

(2) Class B shares of Mid Cap Growth Fund have been offered since August 7,
1998.

(3) Effective April 28, 1998, all outstanding Class B shares of Piper Emerging Growth Fund were exchanged for Class A shares of such fund and Class B share activity was discontinued.

(4) Class B shares of Piper Emerging Growth Fund were offered beginning February 18, 1997.

(5) Annualized.


                                                                      Period ended
CLASS C SHARES                                                    September 30, 1999(1)
---------------------------------------------------------------   ---------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $12.43
                                                                        -------
Investment Operations:
 Net Investment Income                                                   (0.06)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                          0.43
                                                                        -------
 Total From Investment Operations                                         0.37
                                                                        -------
Less Distributions:
 Dividends (from Net Investment Income)                                      --
                                                                        -------
 Total Distributions                                                         --
                                                                        -------
Net Asset Value, End of Period                                          $12.80
                                                                        =======
Total Return                                                              3.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  466
Ratio of Expenses to Average Net Assets                                   1.89%(2)
Ratio of Net Income to Average Net Assets                                 1.27%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)              1.98%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)             1.18%(2)
Portfolio Turnover Rate                                                     94%
---------------------------------------------------------------        ----------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              21
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MID CAP VALUE FUND


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                      1999         1998         1997        1996        1995
--------------------------------------------------------------- ----------- ------------- ----------- ----------- -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $15.04      $24.19        $20.41      $17.89      $17.30
                                                                   ------      ------        ------      ------      ------
Investment Operations:
 Net Investment Income                                               0.10        0.07          0.11        0.20        0.35
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     1.26       (6.41)         6.98        3.94        1.60
                                                                   ------      ------        ------      ------      ------
 Total From Investment Operations                                    1.36       (6.34)         7.09        4.14        1.95
                                                                   ------      ------        ------      ------      ------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.10)      (0.07)        (0.11)      (0.20)      (0.34)
 Distributions (from Capital Gains)                                 (3.35)      (2.74)        (3.20)      (1.42)      (1.02)
                                                                   ------      ------        ------      ------      ------
 Total Distributions                                                (3.45)      (2.81)        (3.31)      (1.62)      (1.36)
                                                                   ------      ------        ------      ------      ------
Net Asset Value, End of Period                                     $12.95      $15.04        $24.19      $20.41      $17.89
                                                                   ======      ======        ======      ======      ======
Total Return                                                         8.03%     (28.83)%       39.93%      25.23%      12.63%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $20,148     $29,261       $35,207     $17,987     $11,609
Ratio of Expenses to Average Net Assets                              1.15%       1.14%         1.14%       1.13%       1.09%
Ratio of Net Income to Average Net Assets                            0.63%       0.43%         0.58%       1.06%       2.08%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.18%       1.14%         1.15%       1.13%       1.20%
Ratio of Net Income to Average Net Assets (excluding waivers)        0.60%       0.43%         0.57%       1.06%       1.97%
Portfolio Turnover Rate                                               121%        135%           82%        143%         72%
---------------------------------------------------------------    ------      ------        ------      ------      ------



                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                    1999          1998         1997         1996        1995
------------------------------------------------------------- ------------ ------------- ------------ ----------- -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $14.80       $23.96        $20.31       $17.83      $17.29
                                                                 ------       ------        ------       ------      ------
Investment Operations:
 Net Investment Income (Loss)                                      0.04        (0.01)         0.02         0.09        0.29
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   1.22        (6.41)         6.85         3.91        1.51
                                                                 ------       ------        ------       ------      ------
 Total From Investment Operations                                  1.26        (6.42)         6.87         4.00        1.80
                                                                 ------       ------        ------       ------      ------
Less Distributions:
 Dividends (from Net Investment Income)                           (0.04)          --         (0.02)       (0.10)      (0.24)
 Distributions (from Capital Gains)                               (3.35)       (2.74)        (3.20)       (1.42)      (1.02)
                                                                 ------       ------        ------       ------      ------
 Total Distributions                                              (3.39)       (2.74)        (3.22)       (1.52)      (1.26)
                                                                 ------       ------        ------       ------      ------
Net Asset Value, End of Period                                   $12.67       $14.80        $23.96       $20.31      $17.83
                                                                 ======       ======        ======       ======      ======
Total Return                                                       7.38%      (29.40)%       38.81%       24.35%      11.64%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $19,072      $31,276       $36,649      $12,847     $4,847
Ratio of Expenses to Average Net Assets                            1.90%        1.89%         1.90%        1.88%       1.88%
Ratio of Net Income (Loss) to Average Net Assets                  (0.13)%      (0.31)%       (0.18)%       0.25%       1.22%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.93%        1.89%         1.90%        1.88%       1.95%
Ratio of Net Income (Loss) to Average Net Assets (excluding
waivers)                                                          (0.16)%      (0.31)%       (0.18)%       0.25%       1.15%
Portfolio Turnover Rate                                             121%         135%           82%         143%         72%
-------------------------------------------------------------    ------       ------        ------       ------      ------



                                                                              22
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MID CAP VALUE FUND (CONTINUED)


                                                                   Period ended
                                                                   September 30,
CLASS C SHARES                                                        1999(1)
---------------------------------------------------------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $ 13.69
                                                                     -------
Investment Operations:
 Net Investment Income                                                  0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       (0.78)
                                                                     -------
 Total From Investment Operations                                      (0.72)
                                                                     -------
Less Distributions:
 Dividends (from Net Investment Income)                                (0.05)
                                                                     -------
 Total Distributions                                                   (0.05)
                                                                     -------
Net Asset Value, End of Period                                       $ 12.92
                                                                     =======
Total Return                                                           (5.25)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $   164
Ratio of Expenses to Average Net Assets                                 1.90%(2)
Ratio of Net Income to Average Net Assets                               0.29%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)            1.93%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)           0.26%(2)
Portfolio Turnover Rate                                                  121%
---------------------------------------------------------------      -------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              23
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP GROWTH FUND


                                                                      Fiscal year ended September 30,
CLASS A SHARES1                                           1999          1998        1997(3)     1996(2)       1995
----------------------------------------------------- ------------ ------------- ------------ ----------- -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $11.90       $17.41       $17.11       $17.68       $15.61
                                                          ------       ------       ------       ------       ------
Investment Operations:
 Net Investment Income (Loss)                              (0.06)       (0.09)       (0.16)        0.06         0.09
 Net Gains (Losses) on Investments
  (both realized and unrealized)                            4.95        (2.67)        5.66         0.87         2.07
                                                          ------       ------       ------       ------       ------
 Total From Investment Operations                           4.89        (2.76)        5.50         0.93         2.16
                                                          ------       ------       ------       ------       ------
Less Distributions:
 Dividends (from Net Investment Income)                       --           --        (0.04)       (0.07)       (0.09)
 Distributions (from Capital Gains)                        (0.02)       (2.64)       (5.16)       (1.43)          --
 Tax Return of Capital                                        --        (0.11)          --           --           --
                                                          ------       ------       ------       ------       ------
 Total Distributions                                       (0.02)       (2.75)       (5.20)       (1.50)       (0.09)
                                                          ------       ------       ------       ------       ------
Net Asset Value, End of Period                            $16.77       $11.90       $17.41       $17.11       $17.68
                                                          ======       ======       ======       ======       ======
Total Return                                               41.11%      (18.66)%      45.66%        5.38%       13.88%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $32,203      $28,252      $35,647      $30,968      $48,421
Ratio of Expenses to Average Net Assets                     1.14%        1.29%        1.34%        1.32%        1.40%
Ratio of Net Income (Loss) to Average Net Assets           (0.39)%      (0.61)%      (0.75)%       0.20%        0.43%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.15%        1.43%        1.98%        1.79%        1.63%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                       (0.40)%      (0.75)%      (1.39)%      (0.27)%       0.20%
Portfolio Turnover Rate                                      110%          92%         109%         125%         182%
-----------------------------------------------------     ------       ------       ------       ------       ------


See footnotes under Small Cap Growth Fund Class B Shares.


                                                                              24
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP GROWTH FUND (CONTINUED)


                                                                                                                Period from
                                               Fiscal year            Period from           Period from      February 18, 1997
                                                  ended             July 31, 1998 to    October 1, 1997 to  to September 30,
CLASS B SHARES                               September 30, 1999  September 30, 1998(6)   April 28, 1998(5)        1997(4)
------------------------------------------- -------------------- --------------------- -------------------- ------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $11.50             $13.74             $ 9.54                 $ 7.24
                                                      ------             ------             ------                 ------
Investment Operations:
 Net Investment Loss                                   (0.14)             (0.02)             (0.09)                 (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        4.73              (2.22)              0.42                   2.33
                                                      ------             ------             ------                 ------
 Total From Investment Operations                       4.59              (2.24)              0.33                   2.30
                                                      ------             ------             ------                 ------
Less Distributions:
 Dividends (from Net Investment Income)                   --                 --                 --                     --
 Distributions (from Capital Gains)                    (0.02)                --              (0.15)                    --
 Tax Return of Capital                                    --                 --              (0.01)                    --
                                                      ------             ------             ------                 ------
 Total Distributions                                   (0.02)                --              (0.16)                    --
                                                      ------             ------             ------                 ------
Net Asset Value, End of Period                        $16.07             $11.50             $ 9.71                 $ 9.54
                                                      ======             ======             ======                 ======
Total Return                                           39.92%            (16.30)%             3.61%                 31.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $2,217             $1,104             $   --                 $  480
Ratio of Expenses to Average Net Assets                 1.90%              1.90%(7)           2.03%(7)               1.98%(7)
Ratio of Net Loss to Average Net Assets                (1.16)%            (1.20)%(7)         (1.30)%(7)             (1.49)%(7)
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.91%              1.90%(7)           2.40%(7)               2.15%(7)
Ratio of Net Loss to Average Net Assets
 (excluding waivers)                                   (1.17)%            (1.20)%(7)         (1.67)%(7)             (1.66)%(7)
Portfolio Turnover Rate                                  110%                92%                56%                   109%
-------------------------------------------           ------             ------             ------                 ------

(1) Per share amounts for Small Cap Growth Fund Class A have been adjusted to reflect the conversion ratios utilized for the reorganization of Piper Small Company Growth Fund and Small Cap Growth Fund that occurred on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Therefore, the financial highlights for Small Cap Growth Fund include the financial highlights of Piper Small Company Growth Fund prior to July 31, 1998.


(2) On September 12, 1996, shareholders of the fund approved a change in the fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the fund's investment policies were revised.

(3) Per share amounts have been adjusted to reflect the effect of the stock dividend declared on October 21, 1996.

(4) Class B shares of Piper Small Company Growth Fund were offered beginning February 18, 1997.

(5) Effective April 28, 1998, all outstanding Class B shares of Piper Small Company Growth Fund were exchanged for Class A shares of such fund and Class B share activity was discontinued.

(6) Class B shares of Small Cap Growth Fund have been offered since July 31,
1998.

(7) Annualized.


                                                                              25
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP GROWTH FUND (CONTINUED)


                                                                  Period ended
                                                                  September 30,
CLASS C SHARES                                                       1999(1)
--------------------------------------------------------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 15.48
                                                                    -------
Investment Operations:
 Net Investment Income                                                (0.08)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       1.28
                                                                    -------
 Total From Investment Operations                                      1.20
                                                                    -------
Less Distributions:
 Dividends (from Net Investment Income)                                  --
                                                                    -------
 Total Distributions                                                     --
                                                                    -------
Net Asset Value, End of Period                                      $ 16.68
                                                                    =======
Total Return                                                           7.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $   309
Ratio of Expenses to Average Net Assets                                1.90%(2)
Ratio of Net Loss to Average Net Assets                               (1.18)%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)           1.91%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)           (1.19)%(2)
Portfolio Turnover Rate                                                 110%
--------------------------------------------------------------      -------

(1) Class C shares have been offered since February 1, 1999.

(2) Annualized.



                                                                              26
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP VALUE FUND


                                                    Fiscal Year    Ten months     Four months
                                                       ended          ended           ended                 Fiscal year
                                                   September 30,  September 30,   November 30,             ended July 31,
CLASS A SHARES(1)                                       1999           1998           1997          1997        1996     1995(4)
-------------------------------------------------- ------------- --------------- -------------- ----------- ----------- ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $13.58          $18.20         $17.86       $13.95       $13.23     $10.00
                                                      ------          ------         ------       ------       ------     ------
Investment Operations:
 Net Investment Income (Loss)                           0.01            0.04          (0.03)        0.01         0.04       0.09
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        1.47           (3.38)          0.37         5.43         1.83       3.29
                                                      ------          ------         ------       ------       ------     ------
 Total From Investment Operations                       1.48           (3.34)          0.34         5.44         1.87       3.38
                                                      ------          ------         ------       ------       ------     ------
Less Distributions:
 Dividends (from Net Investment Income)                (0.01)          (0.01)            --        (0.01)       (0.04)     (0.10)
 Distributions (from Capital Gains)                    (1.11)          (1.27)            --        (1.52)       (1.11)     (0.05)
                                                      ------          ------         ------       ------       ------     ------
 Total Distributions                                   (1.12)          (1.28)            --        (1.53)       (1.15)     (0.15)
                                                      ------          ------         ------       ------       ------     ------
Net Asset Value, End of Period                        $13.94          $13.58         $18.20       $17.86       $13.95     $13.23
                                                      ======          ======         ======       ======       ======     ======
Total Return                                           11.12%         (19.48)%         1.90%       41.71%       14.93%     34.29%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $11,567         $13,551        $19,194      $22,429      $10,247     $1,569
Ratio of Expenses to Average Net Assets                 1.14%           1.13%(3)       1.37%(3)     1.31%        1.33%      1.11%(3)
Ratio of Net Income (Loss) to Average Net Assets       (0.17)%          0.15%(3)      (0.38)%(3)    0.01%        0.14%      0.63%(3)
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                               1.14%           1.13%(3)       1.37%(3)     1.31%        1.33%      1.38%(3)
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                   (0.17)%          0.15%(3)      (0.38)%(3)    0.01%        0.14%      0.36%(3)
Portfolio Turnover Rate                                   44%             21%             3%          29%          34%        37%
--------------------------------------------------    ------          ------         ------       ------       ------     ------



                                                                 Fiscal Year Ended     Ten months ended     Period ended
                                                                   September 30,         September 30,      November 30,
CLASS B SHARES                                                          1999                 1998              1997(2)
-------------------------------------------------------------   -------------------   ------------------   -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $13.53               $18.23               $18.22
                                                                      ------               ------               ------
Investment Operations:
 Net Investment Income                                                  0.02                 0.01                   --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                        1.33                (3.43)                0.01
                                                                      ------               ------               ------
 Total From Investment Operations                                       1.35                (3.42)                0.01
                                                                      ------               ------               ------
Less Distributions:
 Dividends (from Net Investment Income)                                   --                (0.01)                  --
 Distributions (from Capital Gains)                                    (1.11)               (1.27)                  --
                                                                      ------               ------               ------
 Total Distributions                                                   (1.11)               (1.28)                  --
                                                                      ------               ------               ------
Net Asset Value, End of Period                                        $13.77               $13.53               $18.23
                                                                      ======               ======               ======
Total Return                                                           10.16%              (19.91)%               0.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $1,005               $  618               $    1
Ratio of Expenses to Average Net Assets                                 1.89%                1.88%(3)             1.90%(3)
Ratio of Net Loss to Average Net Assets                                (0.93)%              (0.53)%(3)           (1.53)%(3)
Ratio of Expenses to Average Net Assets (excluding waivers              1.89%                1.88%(3)             1.90%(3)
Ratio of Net Loss to Average Net Assets (excluding waivers)            (0.93)%              (0.53)%(3)           (1.53)%(3)
Portfolio Turnover Rate                                                   44%                  21%                   3%
-------------------------------------------------------------         ------               ------               ------


(1) The financial highlights for Small Cap Value Fund include the historical financial highlights of the Qualivest Small Companies Value Fund (Class A shares). The assets of the Qualivest Small Companies Value Fund were acquired by Small Cap Value Fund on November 21, 1997. In connection with such acquisition, Class A and Class C shares of the Qualivest Small Companies Value Fund were exchanged for Class A shares of Small Cap Value Fund.

(2) Class B shares have been offered since November 24, 1997.

(3) Annualized.


(4) Class A shares have been offered since August 1, 1994.



                                                                              27
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP VALUE FUND (CONTINUED)


                                                                  Period ended
                                                                  September 30,
CLASS C SHARES                                                       1999(1)
--------------------------------------------------------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $ 13.48
                                                                    -------
Investment Operations:
 Net Investment Income                                                 0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       0.38
                                                                    -------
 Total From Investment Operations                                      0.39
                                                                    -------
Less Distributions:
 Dividends (from Net Investment Income)                                  --
                                                                    -------
 Total Distributions                                                     --
                                                                    -------
Net Asset Value, End of Period                                      $ 13.87
                                                                    =======
Total Return                                                           2.89%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $   116
Ratio of Expenses to Average Net Assets                                1.89%(2)
Ratio of Net Loss to Average Net Assets                               (1.04)%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)           1.89%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)           (1.04)%(2)
Portfolio Turnover Rate                                                  44%
--------------------------------------------------------------      -------


(1) Class C Shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              28
PROSPECTUS - First American Mid Cap Funds and Small Cap Funds
             Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF2000R



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

MID CAP AND
  SMALL CAP
      FUNDS


CLASS Y SHARES

MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP GROWTH FUND
SMALL CAP VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Mid Cap Growth Fund                                               2
--------------------------------------------------------------------------------
  Mid Cap Value Fund                                                4
--------------------------------------------------------------------------------
  Small Cap Growth Fund                                             6
--------------------------------------------------------------------------------
  Small Cap Value Fund                                              8
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                        10
--------------------------------------------------------------------------------
  Managing Your Investment                                         11
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                       12
--------------------------------------------------------------------------------
  More About The Funds                                             13
--------------------------------------------------------------------------------
  Financial Highlights                                             15
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                       Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Mid Cap and Small Cap Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
MID CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of mid capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $223 million to $37 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


Foreign Security Risk

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               2
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
MID CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

10.84%    55.02%
------------------
1998      1999


Best Quarter:    Quarter ending     December 31, 1999        47.87%
Worst Quarter:   Quarter ending     September 30, 1998      (19.31)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/99(1)                                Date     One Year     Inception
--------------------------------------------------------------------------------
Mid Cap Growth Fund                           2/18/97       55.02%        29.01%
--------------------------------------------------------------------------------
Russell Midcap Index(2)                                     18.23%        18.59%
--------------------------------------------------------------------------------


(1) On 8/7/98, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 8/7/98 represents that of the Piper Emerging Growth Fund.

(2) An unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The since inception performance of the index is calculated from 2/28/97.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.26%
 TOTAL                                                                     0.96%
--------------------------------------------------------------------------------

(1) The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.07)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.89%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   98
   3 years                                                                $  306
   5 years                                                                $  531
  10 years                                                                $1,178



                                                                               3
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
MID CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $223 million to $37 billion.


In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
MID CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

20.30%     32.34%     24.53%   -12.96%    -6.00%
------------------------------------------------
1995       1996       1997      1998       1999

Best Quarter:    Quarter ending     June 30, 1997            17.97%
Worst Quarter:   Quarter ending     September 30, 1998      (30.80)%


AVERAGE ANNUAL TOTAL RETURNS    Inception                                  Since
AS OF 12/31/99                       Date   One Year    Five Years     Inception
--------------------------------------------------------------------------------
Mid Cap Value Fund                 2/4/94     (6.00)%       10.16%         9.01%
--------------------------------------------------------------------------------
Russell Midcap Index(1)                       18.23%        21.86%        17.76%
--------------------------------------------------------------------------------


(1) An unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of investable U.S. equity markets. The since inception performance of the index is calculated from 2/28/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.23%
 TOTAL                                                                     0.93%
--------------------------------------------------------------------------------

(1) The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.03)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   95
   3 years                                                                $  296
   5 years                                                                $  515
  10 years                                                                $1,143



                                                                               5
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $13 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


Foreign Security Risk

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares were first offered in 1998, only one calendar year of information is available.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               6
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
SMALL CAP GROWTH FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

67.21%
---------
1999


Best Quarter:    Quarter ending     December 31, 1999        51.50%
Worst Quarter:   Quarter ending     September 30, 1998      (22.14)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/99                                   Date     One Year     Inception
--------------------------------------------------------------------------------
Small Cap Growth Fund                         7/31/98       67.21%        51.08%
--------------------------------------------------------------------------------
Russell 2000 Index(1)                                       21.26%        15.43%
--------------------------------------------------------------------------------


(1) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance for the index is calculated from 7/31/98.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.21%
 TOTAL                                                                     0.91%
--------------------------------------------------------------------------------

(1) The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.01)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   93
   3 years                                                                $  290
   5 years                                                                $  504
  10 years                                                                $1,120



                                                                               7
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Small Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $13 billion.


In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Fund Summaries
SMALL CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

47.33%    20.36%     20.37%    -8.26%    6.24%
----------------------------------------------
1995      1996       1997      1998      1999


Best Quarter:    Quarter ending     June 30, 1999            18.68%
Worst Quarter:   Quarter ending     September 30, 1998      (23.17)%

AVERAGE ANNUAL TOTAL RETURNS    Inception                                  Since
AS OF 12/31/99(1)                    Date   One Year   Five Years      Inception
--------------------------------------------------------------------------------
Small Cap Value Fund               8/1/94      6.24%       15.78%         15.19%
--------------------------------------------------------------------------------
Russell 2000 Index(2)                         21.26%       16.69%         15.09%
--------------------------------------------------------------------------------


(1) Performance from 8/1/94 to 11/21/97 is that of Qualivest Small Companies Value Fund.

(2) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance for the index is calculated from 8/31/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.19%
 TOTAL                                                                     0.89%
--------------------------------------------------------------------------------

(1) The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                   0.00%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                    0.89%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   91
   3 years                                                                $  284
   5 years                                                                $  493
  10 years                                                                $1,096



                                                                               9
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                              10
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from Mid Cap Growth Fund and Mid Cap Value Fund net investment income are declared and paid monthly. Dividends from Small Cap Growth Fund and Small Cap Value Fund net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              11
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                                                        0.63%

MID CAP VALUE FUND                                                         0.67%

SMALL CAP GROWTH FUND                                                      0.69%

SMALL CAP VALUE FUND                                                       0.70%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              12
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments, and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.


Portfolio Turnover

Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. For the fiscal year ended September 30, 1999, Mid Cap Value Fund and Small Cap Growth Fund had portfolio turnover rates in excess of 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.



--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


Risks of Small-Cap Stocks
Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.



                                                                              13
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED


Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


Foreign Security Risk

Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


                                                                              14
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's Class Y share operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


MID CAP GROWTH FUND(1)


                                                                  Fiscal year ended   Fiscal year ended   Fiscal year ended
                                                                    September 30,       September 30,       September 30,
                                                                         1999                1998               1997(2)
-------------------------------------------------------------     -----------------   -----------------   -----------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $ 11.87             $ 15.29             $ 12.54
                                                                        -------             -------             -------
Investment Operations:
 Net Investment Loss                                                      (0.03)              (0.04)              (0.01)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           3.41               (1.82)               2.76
                                                                        -------             -------             -------
 Total From Investment Operations                                          3.38               (1.86)               2.75
                                                                        -------             -------             -------
Less Distributions:
 Dividends (from Net Investment Income)                                      --                  --                  --
 Distributions (from Capital Gains)                                       (2.26)              (1.56)                 --
                                                                        -------             -------             -------
 Total Distributions                                                      (2.26)              (1.56)                 --
                                                                        -------             -------             -------
Net Asset Value, End of Period                                          $ 12.99             $ 11.87             $ 15.29
                                                                        =======             =======             =======
Total Return                                                              31.97%             (12.79)%             21.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $211,527             $73,356             $59,393
Ratio of Expenses to Average Net Assets                                    0.89%               0.87%               0.87%(3)
Ratio of Net Loss to Average Net Assets                                   (0.25)%             (0.27)%             (0.16)%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)                0.96%               0.87%               0.87%(3)
Ratio of Net Loss to Average Net Assets (excluding waivers)               (0.32)%             (0.27)%             (0.16)%(3)
Portfolio Turnover Rate                                                      94%                 39%                 51%
-------------------------------------------------------------           -------             -------             -------


(1) The financial highlights for Mid Cap Growth Fund include the historical financial highlights of Piper Emerging Growth Fund Class Y shares. The assets of Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund effective August 7, 1998.

(2) Class Y shares of Piper Emerging Growth Fund were offered beginning February 18, 1997.

(3) Annualized.


                                                                              15
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MID CAP VALUE FUND


                                                                                Fiscal year ended September 30,
                                                                    1999         1998         1997         1996         1995
---------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  15.05     $  24.21     $  20.43     $  17.89     $  17.30
                                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                                0.12         0.14         0.16         0.25         0.38
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      1.30        (6.43)        6.98         3.95         1.61
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                     1.42        (6.29)        7.14         4.20         1.99
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.13)       (0.13)       (0.16)       (0.24)       (0.38)
 Distributions (from Capital Gains)                                  (3.35)       (2.74)       (3.20)       (1.42)       (1.02)
                                                                  --------     --------     --------     --------     --------
 Total Distributions                                                 (3.48)       (2.87)       (3.36)       (1.66)       (1.40)
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                                    $  12.99     $  15.05     $  24.21     $  20.43     $  17.89
                                                                  ========     ========     ========     ========     ========
Total Return                                                          8.47%      (28.65)%      40.25%       25.61%       12.84%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $304,492     $418,041     $509,308     $247,828     $201,786
Ratio of Expenses to Average Net Assets                               0.90%        0.89%        0.89%        0.88%        0.88%
Ratio of Net Income to Average Net Assets                             0.89%        0.69%        0.82%        1.35%        2.30%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.93%        0.89%        0.90%        0.88%        0.95%
Ratio of Net Income to Average Net Assets (excluding waivers)         0.86%        0.69%        0.81%        1.35%        2.23%
Portfolio Turnover Rate                                                121%         135%          82%         143%          72%
---------------------------------------------------------------   --------     --------     --------     --------     --------


SMALL CAP GROWTH FUND


                                                                    Fiscal year ended     Fiscal year ended
                                                                   September 30, 1999   September 30, 1998(1)
-------------------------------------------------------------      ------------------   ---------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $  11.98             $  14.29
                                                                        --------             --------
Investment Operations:
 Net Investment Income                                                     (0.02)                  --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            4.98                (2.31)
                                                                        --------             --------
 Total From Investment Operations                                           4.96                (2.31)
                                                                        --------             --------
Less Distributions:
 Dividends (from Net Investment Income)                                       --                   --
 Distributions (from Capital Gains)                                        (0.02)                  --
                                                                        --------             --------
 Total Distributions                                                       (0.02)                  --
                                                                        --------             --------
Net Asset Value, End of Period                                          $  16.92             $  11.98
                                                                        ========             ========
Total Return                                                               41.42%              (16.17)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $248,679             $113,874
Ratio of Expenses to Average Net Assets                                     0.90%                0.90%(2)
Ratio of Net Loss to Average Net Assets                                    (0.16)%              (0.20)%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                 0.91%                0.90%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)                (0.17)%              (0.20)%(2)
Portfolio Turnover Rate                                                      110%                  92%
-------------------------------------------------------------           --------             --------


(1) Class Y shares have been offered since July 31, 1998.

(2) Annualized.


                                                                              16
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

SMALL CAP VALUE FUND(1)


                                                   Fiscal Year      Ten months   Four Months
                                                      Ended           ended         ended
                                                  September 30,   September 30,  November 30,        Fiscal year ended July 31,
                                                       1999            1998          1997         1997       1996        1995(3)
------------------------------------------------  -------------   -------------  ------------    -------    --------    --------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  13.60      $  18.23          $  17.87     $  13.96   $  13.26    $  10.00
                                                    --------      --------          --------     --------   --------    --------
Investment Operations:
 Net Investment Income (Loss)                           0.01          0.06             (0.01)        0.04       0.06        0.13
 Net Gains (Losses) on Investments
  (both realized and unrealized)                        1.50         (3.38)             0.37         5.43       1.81        3.30
                                                    --------      --------          --------     --------   --------    --------
 Total From Investment Operations                       1.51         (3.32)             0.36         5.47       1.87        3.43
                                                    --------      --------          --------     --------   --------    --------
Less Distributions:
 Dividends (from Net Investment Income)                (0.02)        (0.04)               --        (0.04)     (0.06)      (0.12)
 Distributions (from Capital Gains)                    (1.11)        (1.27)               --        (1.52)     (1.11)      (0.05)
                                                    --------      --------          --------     --------   --------    --------
 Total Distributions                                   (1.13)        (1.31)               --        (1.56)     (1.17)      (0.17)
                                                    --------      --------          --------     --------   --------    --------
Net Asset Value, End of Period                         13.98      $  13.60          $  18.23     $  17.87   $  13.96    $  13.26
                                                    ========      ========          ========     ========   ========    ========
Total Return                                           11.36        (19.31)%            2.01%       41.96%     14.94%      34.76%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $319,752      $367,035          $461,046     $449,988   $297,793    $209,626
Ratio of Expenses to Average Net Assets                 0.89%         0.88%(2)          1.06%(2)     1.06%      1.08%       0.60%(2)
Ratio of Net Income (Loss) to Average Net Assets        0.08%         0.40%(2)         (0.06)%(2)    0.25%      0.41%       1.20%(2)
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    0.89%         0.88%(2)          1.06%(2)     1.06%      1.08%       1.17%(2)
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                    0.08%         0.40%(2)      (0.06)%(2)       0.25%      0.41%       0.63%(2)
Portfolio Turnover Rate                                   44%           21%                3%          29%        34%         37%
-------------------------------------------------   --------      --------          --------     --------   --------    --------


(1) The financial highlights for Small Cap Value Fund include the historical financial highlights of the Qualivest Small Companies Value Fund (Class Y shares). The assets of the Qualivest Small Companies Value Fund were acquired by Small Cap Value Fund on November 21, 1997. In connection with such acquisition, Class Y shares of the Qualivest Small Companies Value Fund were exchanged for Class Y shares of Small Cap Value Fund.

(2) Annualized.


(3) Class Y shares have been offered since August 1, 1994.



                                                                              17
PROSPECTUS - First American Mid Cap and Small Cap Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.

First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.

1/2000 3017-99

SEC file number: 811-05309


FAIF2200Y


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.



FIRST AMERICAN


INTERNATIONAL
        FUNDS


CLASS A, CLASS B,
AND CLASS C SHARES

EMERGING MARKETS FUND
INTERNATIONAL FUND
INTERNATIONAL INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Emerging Markets Fund                                               2
--------------------------------------------------------------------------------
  International Fund                                                  5
--------------------------------------------------------------------------------
  International Index Fund                                            8
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                      10
--------------------------------------------------------------------------------
  Selling Shares                                                     14
--------------------------------------------------------------------------------
  Managing Your Investment                                           15
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                         17
--------------------------------------------------------------------------------
  More About The Funds                                               18
--------------------------------------------------------------------------------
  Financial Highlights                                               20
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                         Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American International Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EMERGING MARKETS FUND

--------------------------------------------------------------------------------
OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities from the world's emerging markets. Normally, the fund will invest in securities traded in at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:


* those that have an emerging stock market (as defined by the International Financial Corporation).

* those with low- to middle-income economies (according to the World Bank).


* those listed in World Bank publications as "developing."

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Equity Securities

Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.


Risks of International Investing
International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets
The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies
Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions
If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares were not offered prior to the date of this prospectus, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               2
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

-18.10%    -21.77%     29.31%     -1.27%     -30.08%     60.16%
---------------------------------------------------------------
1994       1995        1996       1997       1998        1999


Best Quarter:    Quarter ending     December 31, 1999       49.04%
Worst Quarter:   Quarter ending     March 31, 1995         (30.83)%



AVERAGE ANNUAL TOTAL RETURNS            Inception                                 Since Inception    Since Inception
AS OF 12/31/99(1)                            Date     One Year     Five Years           (Class A)          (Class B)
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (Class A)           11/9/93       51.73%          1.17%             (0.67)%                N/A
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (Class B)            8/7/98       54.24%            N/A                 N/A             22.30%
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
Emerging Markets Free Index(2)                          66.41%          2.00%               2.94%             73.70%
--------------------------------------------------------------------------------------------------------------------

(1) On 8/7/98, the Emerging Markets Fund became the successor by merger to the Piper Emerging Markets Growth Fund. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented from 6/21/96 to 8/7/98, is that of the Emerging Markets Growth Fund, a series of Piper Global Funds Inc. for which Edinburgh Fund Managers acted as sub-advisor. Performance presented prior to 6/21/96, is that of the Hercules Latin American Value Fund, series of Hercules Funds, Inc. for which Banker's Trust Company acted as sub-advisor.

(2) An unmanaged index of securities from emerging markets that are open to foreign investors. The since inception performance of the index for Class A and Class B shares is calculated from 11/30/93 and 8/31/98, respectively.



                                                                               3
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%       1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 1.25%        1.25%       1.25%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%       1.00%
 Other Expenses                                                                  0.52%        0.47%       0.47%(5)
 TOTAL                                                                           2.02%        2.72%       2.72%
---------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.32)%      (0.27)%     (0.27)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.70%        2.45%       2.45%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.70%, 2.45% AND 2.45%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(5) "Other Expenses" are based on estimated amounts for the current fiscal year.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  719                  $  775                   $  275                  $  472                  $  372
   3 years      $1,125                  $1,244                   $  844                  $  936                  $  936
   5 years      $1,556                  $1,640                   $1,440                  $1,525                  $1,525
  10 years      $2,750                  $2,883                   $2,883                  $3,121                  $3,121



                                                                               4
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERNATIONAL FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

* that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Equity Securities
Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing
International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets
The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies
Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions
If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               5
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


[BAR CHART]

9.08%      7.84%       16.63%       25.86%      83.18%
------------------------------------------------------
1995       1996        1997         1998        1999


Best Quarter:    Quarter ending     December 31, 1999        61.51%
Worst Quarter:   Quarter ending     September 30, 1998      (14.10)%

AVERAGE ANNUAL TOTAL RETURNS             Inception                          Since Inception    Since Inception
AS OF 12/31/99                                Date   One Year   Five Years        (Class A)          (Class B)
--------------------------------------------------------------------------------------------------------------
International Fund (Class A)                4/7/94     73.61%       24.56%           19.59%                N/A
--------------------------------------------------------------------------------------------------------------
International Fund (Class B)               8/15/94     76.62%       24.74%             N/A              20.61%
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
Europe, Australasia, Far East Index(1)                 26.96%       12.83%           11.23%             11.10%
--------------------------------------------------------------------------------------------------------------

(1) An unmanaged index including approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index for Class A and Class B shares is calculated from 4/30/94 and 8/31/94, respectively.



                                                                               6
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)      0.00%       1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)      5.00%       1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25         $  25       $  25


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 1.25%         1.25%       1.25%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%       1.00%
 Other Expenses                                                                  0.26%         0.26%       0.28%
 TOTAL                                                                           1.76%         2.51%       2.53%
----------------------------------------------------------------------------------------------------------------


(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                                        (0.16)%       (0.16)%     (0.18)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES  (AFTER WAIVERS)                         1.60%         2.35%       2.35%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.60%, 2.35% AND 2.35%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  694                  $  754                   $  254                  $  454                  $  354
   3 years      $1,050                  $1,182                   $  782                  $  880                  $  880
   5 years      $1,429                  $1,535                   $1,335                  $1,432                  $1,432
  10 years      $2,489                  $2,662                   $2,662                  $2,937                  $2,937


                                                                               7
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERNATIONAL INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Index Fund's objective is to provide investment results that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index").


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, International Index Fund invests at least 90% of its total assets in common stocks included in the EAFE Index. The EAFE Index currently includes approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index.


Because the fund may not always hold all of the stocks included in the EAFE Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes that there should be a close correlation between the fund's performance and that of the EAFE Index in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


Risks of International Investing
International investing involves risks not typically associated with domestic investing. Because of these risks, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Failure to Match the Performance of the EAFE Index
The fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities markets, the manner in which Morgan Stanley calculates the performance of the EAFE Index, administrative and other expenses incurred by the fund, taxes (including foreign withholding taxes, which will affect the fund), the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any) and other expenses.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares were not offered prior to the date of this prospectus, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERNATIONAL INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

4.81%      0.02%      19.29%      27.39%
----------------------------------------
1996       1997       1998        1999

Best Quarter:    Quarter ending     December 31, 1998        20.54%
Worst Quarter:   Quarter ending     September 30, 1998      (14.26)%


AVERAGE ANNUAL TOTAL RETURNS               Inception                  Since Inception    Since Inception
AS OF 12/31/99(1)                               Date     One Year           (Class A)          (Class B)
--------------------------------------------------------------------------------------------------------
International Index Fund (Class A)            7/3/95       20.71%              11.09%               N/A
--------------------------------------------------------------------------------------------------------
International Index Fund (Class B)          11/24/97       21.36%                N/A              19.38%
--------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
Europe, Australasia, Far East Index(2)                     26.96%              12.43%             22.91%
--------------------------------------------------------------------------------------------------------

(1) Performance presented prior to 11/21/97 is that of Qualivest International Opportunities Fund.

(2) An unmanaged index including approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index for Class A and Class B shares is calculated from 7/31/95 and 11/30/97, respectively.



--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)     0.00%        1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)     5.00%        1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25        $  25        $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%        0.70%        0.70%
 Distribution and Service (12b-1) Fees                                           0.25%        1.00%        1.00%
 Other Expenses                                                                  0.30%        0.31%        0.31%(5)
 TOTAL                                                                           1.25%        2.01%        2.01%
----------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                       (0.25)%       (0.26)%      (0.26)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES  (AFTER WAIVERS)                        1.00%         1.75%        1.75%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.00%, 1.75%, AND 1.75%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(5) "Other Expenses" are based on estimated amounts for the current fiscal year.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                         CLASS B                    CLASS B                   CLASS C                   CLASS C
                             assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
               CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-------------------------------------------------------------------------------------------------------------------------------
   1 year       $  646                    $  704                     $  204                    $  402                    $  302
   3 years      $  901                    $1,030                     $  630                    $  724                    $  724
   5 years      $1,175                    $1,283                     $1,083                    $1,172                    $1,172
  10 years      $1,957                    $2,142                     $2,142                    $2,414                    $2,414



                                                                               9
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All funds in this prospectus offer Class A, Class B, and Class C shares.


Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

* a front-end sales charge, described below.

* lower annual expenses than Class B or Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more normally will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more normally will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.

Class B Shares
If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However they do have:

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

Class C Shares
These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.


--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                            12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                 0.25% of average daily net assets
Class B shares                                 1% of average daily net assets
Class C shares                                 1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A, Class B and Class C share average daily net assets attributable to shares sold through them. For Class B shares, and for net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its annual fee until one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The distributor may pay additional fees to institutions, using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.


                                                                              10
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Each fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Class A Shares

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                                                         Maximum
                                              Sales Charge           Reallowance
                                         as a % of      as a % of      as a % of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than  $ 50,000                          5.25%          5.54%          5.00%
$ 50,000 - $ 99,999                          4.25%          4.44%          4.00%
$100,000 - $249,999                          3.25%          3.36%          3.00%
$250,000 - $499,999                          2.25%          2.30%          2.00%
$500,000 - $999,999                          1.75%          1.78%          1.50%
$1 million and over                             0%             0%             0%

Reducing Your Sales Charge
As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million.")

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.


--------------------------------------------------------------------------------

  FOR INVESTMENTS OF OVER $1 MILLION


  There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

  To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for (i) redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder and (ii) redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.



Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.


Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be


                                                                              11
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

sold in the order that minimizes your CDSC.


                                                             CDSC as a % of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                               5%
Second                                                              5%
Third                                                               4%
Fourth                                                              3%
Fifth                                                               2%
Sixth                                                               1%
Seventh                                                             0%
Eighth                                                              0%

Your Class B shares will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2000, they will convert to Class A shares on June 1, 2008.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

Class C Shares
Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.


The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:


U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.


                                                                              12
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

* All purchases must be made in U.S. dollars.


* Third-party checks, credit cards, credit card checks, and cash are not accepted.


* If a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

Investing Automatically
To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.


You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



                                                                              13
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:


First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund.

* Account number.

* Dollar amount or number of shares redeemed.

* Name on the account.

* Signatures of all registered account owners.


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

* your redemption request is for $50,000 or more.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.


Proceeds from a written redemption request will be sent to you by check.


--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


--------------------------------------------------------------------------------

  ACCOUNTS WITH LOW BALANCES

  Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

  * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

  Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              14
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.


--------------------------------------------------------------------------------

  TELEPHONE TRANSACTIONS


  You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


  The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

  It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


                                                                              15
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.

Dividends and Distributions
Dividends from a fund's net investment income, if any, are declared and paid quarterly for International Index Fund and annually for Emerging Markets Fund and International Fund. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits
The funds may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                                                                              16
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management has provided investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans since 1967. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
EMERGING MARKETS FUND                                                      0.97%

INTERNATIONAL FUND                                                         1.09%

INTERNATIONAL INDEX FUND                                                   0.45%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Sub-Advisor
Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and International Fund, and is responsible for the investment and reinvestment of those funds' assets and the placement of brokerage transactions for those funds. Marvin & Palmer has been retained by the funds' investment advisor and is paid a portion of the advisory fee.


A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic and emerging markets equity portfolios, principally for institutional accounts. As of December 31, 1999, the sub-advisor managed a total of approximately $14 billion in investments.


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.10% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with Marvin & Palmer, in the case of Emerging Markets Fund and International Fund, or First American Asset Management, in the case of International Index Fund.


                                                                              17
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies
The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.


Portfolio Turnover
Portfolio managers for Emerging Markets Fund and International Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for International Index Fund is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of International Investing
International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. Each fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.


FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.



                                                                              18
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED


INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.


Risks of Emerging Markets
Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies
The securities of smaller capitalization companies involve substantial risk. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Active Management
Emerging Markets Fund and International Fund are actively managed and their performance therefore will reflect in part the sub-advisor's ability to make investment decisions which are suited to achieving the funds' respective investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Euro Conversion

On January 1, 1999, the European Union introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Participating countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.


Whether the Euro conversion will materially affect the funds' performance is uncertain. Each fund may be affected by the Euro's impact on the business or financial condition of European issuers held by that fund. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among participating countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


                                                                              19
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B shares of each fund. There were no Class C shares of Emerging Markets Fund and International Index Fund outstanding during the periods for which information is presented. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


EMERGING MARKETS FUND(1)


                                                                                                Period from
                                                                     Fiscal year ended         June 30, 1996    Fiscal year ended
                                                                       September 30,          to September 30,        June 30,
                                                              ------------------------------- ---------------- -------------------
CLASS A SHARES                                                1999(3)       1998        1997      1996(2)       1996        1995
------------------------------------------------------------  -------     -------     -------     -------      -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                          $  5.61     $ 10.96     $  8.85     $  8.84      $  7.20     $  9.14
                                                              -------     -------     -------     -------      -------     -------
Investment Operations:
 Net Investment Income (Loss)                                   (0.04)      (0.15)       0.02        0.01         0.01          --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 1.20       (5.18)       2.10          --         1.63       (1.94)
                                                              -------     -------     -------     -------      -------     -------
 Total From Investment Operations                                1.16       (5.33)       2.12        0.01         1.64       (1.94)
                                                              -------     -------     -------     -------      -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                            --       (0.02)      (0.01)         --           --          --
 Distributions (from Capital Gains)                                --          --          --          --           --          --
                                                              -------     -------     -------     -------      -------     -------
 Total Distributions                                               --       (0.02)      (0.01)         --           --          --
                                                              -------     -------     -------     -------      -------     -------
Net Asset Value, End of Period                                $  6.77     $  5.61     $ 10.96     $  8.85      $  8.84     $  7.20
                                                              =======     =======     =======     =======      =======     =======
Total Return                                                    20.68%     (48.91)%     23.91%       0.11%       22.78%     (21.23)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $ 4,551     $ 5,384     $16,998     $13,772      $13,936     $22,624
Ratio of Expenses to Average Net Assets                          1.70%       1.96%       2.00%       2.00%(7)     2.00%       2.00%
Ratio of Net Income (Loss) to Average Net Assets                (0.54)%     (1.09)%      0.17%       0.26%(7)     0.26%       0.15%
Ratio of Expenses to Average Net Assets (excluding waivers)      2.02%       3.43%       3.34%       4.09%(7)     3.54%       3.47%
Ratio of Net Loss to Average Net Assets (excluding waivers)     (0.86)%     (2.56)%     (1.17)      (1.83)%(7)   (1.28)%     (1.32)%
Portfolio Turnover Rate                                           138%         48%        105%          0%         140%        161%
------------------------------------------------------------  -------     -------     -------     -------      -------     -------


See footnotes on following page.


                                                                              20
PROSPECTUS - First American International Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

EMERGING MARKETS FUND(1) (CONTINUED)


                                                                                  Period from      Period from        Period from
                                                           Fiscal year ended    August 7, 1998   October 1, 1997   February 18, 1997
                                                             September 30,     to September 30,    to April 28,    to September 30,
                                                           -----------------   ----------------  ---------------   -----------------
CLASS B SHARES                                                   1999(3)             1998(4)          1998(5)            1997(6)
---------------------------------------------------------- -----------------   ----------------  ---------------   -----------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $5.60                $7.27           $10.86             $10.13
                                                                -----                -----           ------             ------
Investment Operations:
 Net Investment Loss                                            (0.08)                  --            (0.08)                --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                 1.20                (1.67)           (1.07)              0.73
                                                                -----                -----           ------             ------
 Total From Investment Operations                                1.12                (1.67)           (1.15)              0.73
                                                                -----                -----           ------             ------
Less Distributions:
 Dividends (from Net Investment Income)                            --                   --            (0.02)                --
 Distributions (from Capital Gains)                                --                   --               --                 --
                                                                -----                -----           ------             ------
 Total Distributions                                               --                   --            (0.02)                --
                                                                -----                -----           ------             ------
Net Asset Value, End of Period                                  $6.72                $5.60            $9.69             $10.86
                                                                =====                =====           ======             ======
Total Return                                                    20.00%              (22.97)%         (10.59)%             7.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $  13                $   1            $  --              $ 310
Ratio of Expenses to Average Net Assets                          2.45%                2.46%(7)         2.76%(7)           2.64%(7)
Ratio of Net Income (Loss) to Average Net Assets                (1.19)%              (0.43)%(7)       (2.24)%(7)          0.03%(7)
Ratio of Expenses to Average Net Assets (excluding waivers)      2.72%                4.30%(7)         4.12%(7)           3.39%(7)
Ratio of Net Loss to Average Net Assets (excluding waivers)     (1.46)%              (2.27)%(7)       (3.60)%(7)         (0.72)%(7)
Portfolio Turnover Rate                                           138%                  48%              34%               105%
-----------------------------------------------------------     -----                -----            -----              -----


(1) The financial highlights for the period from 6/21/96 through 8/7/98 are those of Emerging Markets Growth Fund, a series of Piper Global Funds Inc. This predecessor fund was reorganized into the fund effective 8/7/98. In connection with such reorganization, the funds' sub-advisor changed from Edinburgh Fund Managers plc to Marvin & Palmer Associates, Inc. The financial highlights of the period prior to 6/21/96 are those of Hercules Latin American Value Fund, a series of Hercules Funds Inc. and the predecessor of the Piper fund. The sub-advisor to the Hercules fund was Bankers Trust Company.

(2) For the three month period ended September 30, 1996.


(3) Per share data for 1999 is calculated using the average shares outstanding method.


(4) Class B shares of Emerging Markets Fund have been offered since August 7, 1998.

(5) Effective April 28, 1998, all outstanding shares of Piper Emerging Markets Growth Fund were exchanged for Class A shares of such fund and Class B shares activity was discontinued.

(6) Class B shares of Piper Emerging Markets Growth Fund were offered beginning February 18, 1997.

(7) Annualized.


                                                                              21
PROSPECTUS - First American International Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERNATIONAL FUND


                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                  1999(2)        1998          1997          1996          1995
-------------------------------------------------------------   -------       -------       -------       -------       -------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $ 12.55       $ 13.18       $ 10.28       $ 10.28       $ 10.21
                                                                -------       -------       -------       -------       -------
Investment Operations:
 Net Investment Income (Loss)                                     (0.10)         0.06          0.01         (0.02)           --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   3.97          0.02          3.04          0.20          0.07
                                                                -------       -------       -------       -------       -------
 Total From Investment Operations                                  3.87          0.08          3.05          0.18          0.07
                                                                -------       -------       -------       -------       -------
Less Distributions:
 Dividends (from Net Investment Income)                           (0.06)(1)     (0.46)(1)     (0.15)(1)     (0.18)(1)        --
 Distributions (from Capital Gains)                               (0.72)        (0.25)           --            --            --
                                                                -------       -------       -------       -------       -------
 Total Distributions                                              (0.78)        (0.71)        (0.15)        (0.18)           --
                                                                -------       -------       -------       -------       -------
Net Asset Value, End of Period                                  $ 15.64       $ 12.55       $ 13.18       $ 10.28       $ 10.28
                                                                =======       =======       =======       =======       =======
Total Return                                                      32.16%         1.11%        30.03%         1.84%         0.69%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $48,154       $40,204       $ 8,003       $ 1,964       $   876
Ratio of Expenses to Average Net Assets                            1.60%         1.69%         1.92%         1.97%         1.93%
Ratio of Net Income (Loss) to Average Net Assets                  (0.71)%        0.13%        (0.09)%       (0.28)%       (0.13)%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.76%         1.81%         1.92%         1.97%         2.06%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                              (0.87)%        0.01%        (0.09)%       (0.28)%       (0.26)%
Portfolio Turnover Rate                                             150%          102%           96%          100%           57%
-------------------------------------------------------------   -------       -------       -------       -------       -------



                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                  1999(2)      1998          1997          1996          1995
-------------------------------------------------------------   -------     -------       -------       -------       -------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $ 12.27     $ 12.97       $ 10.14       $ 10.20       $ 10.21
                                                                -------     -------       -------       -------       -------
Investment Operations:
 Net Investment Loss                                              (0.20)      (0.07)        (0.08)        (0.07)        (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   3.86        0.03          3.01          0.17          0.02
                                                                -------     -------       -------       -------       -------
 Total From Investment Operations                                  3.66       (0.04)         2.93          0.10         (0.01)
                                                                -------     -------       -------       -------       -------
Less Distributions:
 Dividends (from Net Investment Income)                              --       (0.41)(1)     (0.10)(1)     (0.16)(1)        --
 Distributions (from Capital Gains)                               (0.72)      (0.25)           --            --            --
                                                                -------     -------       -------       -------       -------
 Total Distributions                                              (0.72)      (0.66)        (0.10)        (0.16)           --
                                                                -------     -------       -------       -------       -------
Net Asset Value, End of Period                                  $ 15.21     $ 12.27       $ 12.97       $ 10.14       $ 10.20
                                                                =======     =======       =======       =======       =======
Total Return                                                      31.06%       0.13%        29.13%         1.02%        (0.10)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 4,338     $ 2,892       $ 2,188       $ 1,175       $   306
Ratio of Expenses to Average Net Assets                            2.35%       2.44%         2.67%         2.72%         2.76%
Ratio of Net Loss to Average Net Assets                           (1.46)%     (0.64)%       (0.94)%       (0.96)%       (0.95)%
Ratio of Expenses to Average Net Assets (excluding waivers)        2.51%       2.56%         2.67%         2.72%         2.81%
Ratio of Net Loss to Average Net Assets (excluding waivers)       (1.62)%     (0.76)%       (0.94)%       (0.96)%       (1.00)%
Portfolio Turnover Rate                                             150%        102%           96%          100%           57%
-------------------------------------------------------------   -------     -------       -------       -------       -------


(1) Includes a distribution or partial distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.


(2) Per share data for 1999 is calculated using the average shares outstanding method.



                                                                              22
PROSPECTUS - First American International Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERNATIONAL FUND (CONTINUED)


                                                                   Period ended
                                                                    September 30,
CLASS C SHARES                                                         1999(2)
-------------------------------------------------------------   ------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $   14.32
                                                                     ---------
Investment Operations:
 Net Investment Income                                                   (0.12)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                          1.37
                                                                     ---------
 Total From Investment Operations                                         1.25
                                                                     ---------
Less Distributions:
 Dividends (from Net Investment Income)                                     --
 Distributions (from Capital Gains)                                         --
                                                                     ---------
 Total Distributions                                                        --
                                                                     ---------
Net Asset Value, End of Period                                       $   15.57
                                                                     =========
Total Return                                                              8.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $   1,009
Ratio of Expenses to Average Net Assets                                   2.35%(3)
Ratio of Net Loss to Average Net Assets                                  (1.22)%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)               2.53%(3)
Ratio of Net Loss to Average Net Assets (excluding waivers)              (1.40)%(3)
Portfolio Turnover Rate                                                    150%
-------------------------------------------------------------        ---------


(1) Class C Shares have been offered since February 1, 1999.


(2) Per share data for 1999 is calculated using the average shares outstanding method.

(3) Annualized.


                                                                              23
PROSPECTUS - First American International Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERNATIONAL INDEX FUND


                                          Fiscal year ended  Ten months ended  Four months ended            Fiscal year
                                            September 30,      September 30,      November 30,            ended July 31,
                                          -----------------  ----------------  -----------------  ------------------------------
CLASS A SHARES(1)                              1999(5)             1998             1997            1997       1996     1995(2)
----------------------------------------- -----------------  ----------------  -----------------  ---------  --------  ---------
PER SHARE DATA
Net Asset Value, Beginning of Period            $10.69            $10.94           $12.32          $10.64     $10.45      $10.00
                                                ------            ------           ------          ------     ------      ------
Investment Operations:
 Net Investment Income                            0.10              0.11             0.05            0.10       0.07          --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                  3.13             (0.20)           (1.41)           1.70       0.17        0.45
                                                ------            ------           ------          ------     ------      ------
 Total From Investment Operations                 3.23             (0.09)           (1.36)           1.80       0.24        0.45
                                                ------            ------           ------          ------     ------      ------
Less Distributions:
 Dividends (from Net Investment Income)          (0.15)            (0.16)           (0.02)          (0.09)     (0.05)         --
 Distributions (from capital gains)              (0.85)               --               --           (0.02)        --          --
 Tax Return of Capital                              --                --               --           (0.01)        --          --
                                                ------            ------           ------          ------     ------      ------
 Total Distributions                             (1.00)            (0.16)           (0.02)          (0.12)     (0.05)         --
                                                ------            ------           ------          ------     ------      ------
Net Asset Value, End of Period                  $12.92            $10.69           $10.94          $12.32     $10.64      $10.45
                                                ======            ======           ======          ======     ======      ======
Total Return                                     31.70%            (1.05)%         (11.03)%         17.03%      2.29%       4.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $3,437            $1,873           $1,270          $1,605     $2,005      $   20
Ratio of Expenses to Average Net Assets           1.00%             0.99%(4)         0.92%(4)        0.98%      1.06%       1.40%(4)
Ratio of Net Income to Average Net Assets         0.83%             1.21%(4)         0.98%(4)        0.90%      0.84%       0.23%(4)
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.25%             1.22%(4)         1.21%(4)        1.28%      1.35%       1.54%(4)
Ratio of Net Income to Average Net Assets
 (excluding waivers)                              0.58%             0.98%(4)         0.69%(4)        0.60%      0.55%       0.09%(4)
Portfolio Turnover Rate                              0%                0%               0%              3%         6%          0%
-----------------------------------------       ------            ------           ------          ------     ------      ------


See footnotes on following page.


                                                                              24
PROSPECTUS - First American International Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERNATIONAL INDEX FUND (CONTINUED)


                                                                    Fiscal year ended  Ten months ended  Period ended
                                                                      September 30,      September 30,   November 30,
CLASS B SHARES                                                           1999(5)            1998           1997(3)
---------------------------------------------------------------     -----------------  ----------------  ------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                      $10.68             $10.99          $11.08
                                                                          ------             ------          ------
Investment Operations:
 Net Investment Income                                                      0.06               0.05              --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            3.08              (0.21)          (0.09)
                                                                          ------             ------          ------
 Total From Investment Operations                                           3.14              (0.16)          (0.09)
                                                                          ------             ------          ------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.08)             (0.15)             --
 Distributions (from Capital Gains)                                        (0.85)                --              --
                                                                          ------             ------          ------
 Total Distributions                                                       (0.93)             (0.15)             --
                                                                          ------             ------          ------
Net Asset Value, End of Period                                            $12.89             $10.68          $10.99
                                                                          ======             ======          ======
Total Return                                                               30.66%             (1.53)%         (0.36)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                           $  700             $  118          $    1
Ratio of Expenses to Average Net Assets                                     1.75%              1.74%(4)        1.29%(4)
Ratio of Net Income to Average Net Assets                                   0.41%              0.72%(4)        0.00%(4)
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.01%              1.97%(4)        1.29%(4)
Ratio of Net Income to Average Net Assets (excluding waivers)               0.15%              0.49%(4)        0.00%(4)
Portfolio Turnover Rate                                                        0%                 0%              0%
---------------------------------------------------------------           ------             ------          ------

(1) The financial highlights for International Index Fund Class A include the historical financial highlights of the Qualivest International Opportunities Fund. The assets of the Qualivest International Opportunities Fund were acquired by International Index Fund on November 21, 1997. In connection with such acquisition, Class A and Class C shares of the Qualivest International Opportunities Fund were exchanged for Class A shares of International Index Fund.


(2) Class A shares have been offered since July 3, 1995.

(3) Class B shares have been offered since November 24, 1997.

(4) Annualized.


(5) Per share data for 1999 is calculated using the average shares outstanding method.



                                                                              25
PROSPECTUS - First American International Funds
                   Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55448-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF4000R



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS



PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

INTERNATIONAL
        FUNDS


CLASS Y SHARES

EMERGING MARKETS FUND
INTERNATIONAL FUND
INTERNATIONAL INDEX FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Emerging Markets Fund                                             2
--------------------------------------------------------------------------------
  International Fund                                                4
--------------------------------------------------------------------------------
  International Index Fund                                          6
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                         8
--------------------------------------------------------------------------------
  Managing Your Investment                                          9
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                       10
--------------------------------------------------------------------------------
  More About The Funds                                             11
--------------------------------------------------------------------------------
  Financial Highlights                                             13
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                       Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION



This section of the prospectus describes the objectives of the First American International Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American International Funds
             Class Y Shares

Fund Summaries
EMERGING MARKETS FUND

--------------------------------------------------------------------------------
OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities from the world's emerging markets. Normally, the fund will invest in securities traded in at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:


* those that have an emerging stock market (as defined by the International Financial Corporation).

* those with low- to middle-income economies (according to the World Bank).


* those listed in World Bank publications as "developing."

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Equity Securities
Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing

International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment, and repatriation restrictions, and foreign taxation.


Risks of Emerging Markets
The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies
Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions
If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares were first offered in 1998, only one calendar year of information is available.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               2
PROSPECTUS - First American International Funds
             Class Y Shares

Fund Summaries
EMERGING MARKETS FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

60.70%
------------
1999


Best Quarter:    Quarter ending     December 31, 1999        49.12%
Worst Quarter:   Quarter ending     September 30, 1999      (10.41)%

AVERAGE ANNUAL TOTAL RETURNS                                       Inception                  Since
AS OF 12/31/99                                                          Date   One Year   Inception
---------------------------------------------------------------------------------------------------
Emerging Markets Fund                                                 8/7/98     60.70%      26.83%
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Emerging Markets Free Index(1)              66.41%      73.70%
---------------------------------------------------------------------------------------------------

(1) An unmanaged index of securities from emerging markets that are open to foreign investors. The since inception performance of the index is calculated from 8/31/98.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           1.25%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.48%
 TOTAL                                                                     1.73%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.28)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  1.45%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.45%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $  176
   3 years                                                                $  545
   5 years                                                                $  939
  10 years                                                                $2,041



                                                                               3
PROSPECTUS - First American International Funds
             Class Y Shares

Fund Summaries
INTERNATIONAL FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

* that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Equity Securities

Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.


Risks of International Investing
International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets
The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies
Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions
If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American International Funds
             Class Y Shares

Fund Summaries
INTERNATIONAL FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


[BAR CHART]

9.36%     8.13%      16.79%    26.11%     83.40%
------------------------------------------------
1995      1996       1997      1998       1999


Best Quarter:    Quarter ending     December 31, 1999        61.60%
Worst Quarter:   Quarter ending     September 30, 1998      (14.16)%

AVERAGE ANNUAL TOTAL RETURNS                                 Inception                                Since
AS OF 12/31/99                                                    Date   One Year   Five Years    Inception
-----------------------------------------------------------------------------------------------------------
International Fund                                              4/4/94     83.40%       26.14%       20.84%
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia,
Far East Index(1)                                                          26.96%       12.83%       11.23%
-----------------------------------------------------------------------------------------------------------

(1) An unmanaged index including approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index is calculated from 4/30/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           1.25%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.26%
 TOTAL                                                                     1.51%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.16)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  1.35%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.35%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $  154
   3 years                                                                $  477
   5 years                                                                $  824
  10 years                                                                $1,802



                                                                               5
PROSPECTUS - First American International Funds
             Class Y Shares

Fund Summaries
INTERNATIONAL INDEX FUND

--------------------------------------------------------------------------------
OBJECTIVE

International Index Fund's objective is to provide investment results that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index").


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, International Index Fund invests at least 90% of its total assets in common stocks included in the EAFE Index. The EAFE Index currently includes approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index.


Because the fund may not always hold all of the stocks included in the EAFE Index, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes that there should be a close correlation between the fund's performance and that of the EAFE Index in both rising and falling markets.


The fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


Risks of International Investing
International investing involves risks not typically associated with domestic investing. Because of these risks, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Failure to Match the Performance of the EAFE Index

The fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities markets, the manner in which Morgan Stanley calculates the performance of the EAFE Index, administrative and other expenses incurred by the fund, taxes (including foreign withholding taxes, which will affect the fund), the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.



--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               6
PROSPECTUS - First American International Funds
             Class Y Shares

Fund Summaries
INTERNATIONAL INDEX FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

4.98%      0.21%     19.72%     27.63%
--------------------------------------
1996       1997      1998       1999


Best Quarter:    Quarter ending     December 31, 1998        20.52%
Worst Quarter:   Quarter ending     September 30, 1998      (14.06)%

AVERAGE ANNUAL TOTAL RETURNS                                               Inception                    Since
AS OF 12/31/99(1)                                                               Date    One Year    Inception
-------------------------------------------------------------------------------------------------------------
International Index Fund                                                      7/3/95      27.63%       12.76%
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia, Far East Index(2)               26.96%       12.43%
-------------------------------------------------------------------------------------------------------------

(1) Performance presented prior to 11/21/97 is that of Qualivest International Opportunities Fund.

(2) An unmanaged index including approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index is calculated from 7/31/95.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.30%
 TOTAL                                                                     1.00%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.25)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.75%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.75%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $  102
   3 years                                                                $  318
   5 years                                                                $  552
  10 years                                                                $1,225



                                                                               7
PROSPECTUS - First American International Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Each fund will hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES


If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                               8
PROSPECTUS - First American International Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income, if any, are declared and paid quarterly for International Index Fund and annually for Emerging Markets Fund and International Fund. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES


Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.


Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Foreign Tax Credits
The funds may be required to pay withholding and other taxes imposed by foreign countries. If a fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the fund or to deduct those amounts as an itemized deduction on your tax return. If a fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.


                                                                               9
PROSPECTUS - First American International Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
EMERGING MARKETS FUND                                                      0.97%

INTERNATIONAL FUND                                                         1.09%

INTERNATIONAL INDEX FUND                                                   0.45%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Sub-Advisor
Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and International Fund, and is responsible for the investment and reinvestment of those funds' assets and the placement of brokerage transactions for those funds. Marvin & Palmer has been retained by the funds' investment advisor and is paid a portion of the advisory fee.


A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of December 31, 1999, the sub-advisor managed a total of approximately $14 billion in investments.


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.10% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATIVE SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with Marvin & Palmer, in the case of Emerging Markets Fund and International Fund, or First American Asset Management, in the case of International Index Fund.


                                                                              10
PROSPECTUS - First American International Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES


The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

Investment Strategies
The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments
In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.


Portfolio Turnover
Portfolio managers for Emerging Markets Fund and International Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. Portfolio turnover for International Index Fund is expected to be well below that of actively managed mutual funds. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Risks of International Investing
International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. Each fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by a fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.


FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting



                                                                              11
PROSPECTUS - First American International Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Emerging Markets
Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller Capitalization Companies
The securities of smaller capitalization companies involve substantial risk. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Active Management
Emerging Markets Fund and International Fund are actively managed and their performance therefore will reflect in part the sub-advisor's ability to make investment decisions which are suited to achieving the funds' respective investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Euro Conversion

On January 1, 1999, the European Union introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Participating countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.


Whether the Euro conversion will materially affect the funds' performance is uncertain. Each fund may be affected by the Euro's impact on the business or financial condition of European issuers held by that fund. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among participating countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


                                                                              12
PROSPECTUS - First American International Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's Class Y share operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


EMERGING MARKETS FUND


                                                                   Fiscal year ended    Period ended
                                                                     September 30,      September 30,
                                                                        1999(3)            1998(1)
-------------------------------------------------------------      -----------------    -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $  5.62             $  7.27
                                                                        -------             -------
Investment Operations:
 Net Investment Income                                                    (0.02)               0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           1.20               (1.66)
                                                                        -------             -------
 Total From Investment Operations                                          1.18               (1.65)
                                                                        -------             -------
Less Distributions:
 Dividends (from Net Investment Income)                                      --                  --
 Distributions (from Capital Gains)                                          --                  --
                                                                        -------             -------
 Total Distributions                                                         --                  --
                                                                        -------             -------
Net Asset Value, End of Period                                          $  6.80             $  5.62
                                                                        =======             =======
Total Return                                                              21.00%             (22.70)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $40,255             $ 7,444
Ratio of Expenses to Average Net Assets                                    1.45%               1.46%(2)
Ratio of Net Income (Loss) to Average Net Assets                          (0.35)%              0.83%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                1.73%               3.30%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)               (0.63)              (1.01)%(2)
Portfolio Turnover Rate                                                     138%                 48%
-------------------------------------------------------------           -------             -------


(1) Class Y shares have been offered since August 7, 1998.

(2) Annualized.


(3) Per share data for 1999 is calculated using the average shares outstanding method.



                                                                              13
PROSPECTUS - First American International Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERNATIONAL FUND


                                                                               Fiscal year ended September 30,
                                                                 1999(2)       1998         1997         1996         1995
-------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                               12.55     $  13.23     $  10.31     $  10.30     $  10.22
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income (Loss)                                      (0.06)        0.07         0.03        (0.01)        0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    3.95         0.01         3.06         0.22         0.07
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                   2.89         0.08         3.09         0.21         0.08
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                            (0.07)(1)    (0.51)(1)    (0.17)(1)    (0.20)(1)       --
 Distributions (from Capital Gains)                                (0.72)       (0.25)          --           --           --
                                                                --------     --------     --------     --------     --------
 Total Distributions                                               (0.79)       (0.76)       (0.17)       (0.20)          --
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $  15.65     $  12.55     $  13.23     $  10.31     $  10.30
                                                                ========     ========     ========     ========     ========
Total Return                                                       32.40%        1.15%       30.38%        2.11%        0.78%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $504,081     $357,475     $217,414     $135,238     $ 94,400
Ratio of Expenses to Average Net Assets                             1.35%        1.44%        1.67%        1.72%        1.74%
Ratio of Net Income (Loss) to Average Net Assets                   (0.44)%       0.42%        0.06%       (0.06)%       0.12%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.51%        1.56%        1.67%        1.72%        1.81%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                               (0.60)        0.30%        0.06%       (0.06)%       0.05%
Portfolio Turnover Rate                                              150%         102%          96%         100%          57%
-------------------------------------------------------------   --------     --------     --------     --------     --------


(1) Includes a distribution or partial distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.


(2) Per share data for 1999 is calculated using the average shares outstanding method.



                                                                              14
PROSPECTUS - First American International Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERNATIONAL INDEX FUND(1)


                                          Fiscal year ended  Ten months ended  Four months ended
                                           September 30,      September 30,      November 30,       Fiscal year ended July 31,
                                         ------------------  ----------------  -----------------  ------------------------------
                                               1999(4)             1998               1997          1997       1996      1995(2)
---------------------------------------       --------           --------           --------      --------   --------   --------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  10.71           $  10.99           $  12.37      $  10.69   $  10.48   $  10.00
                                              --------           --------           --------      --------   --------   --------
Investment Operations:
 Net Investment Income                            0.14               0.14               0.06          0.13       0.09       0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                  3.14              (0.20)             (1.41)         1.70       0.18       0.47
                                              --------           --------           --------      --------   --------   --------
 Total From Investment Operations                 3.28              (0.06)             (1.35)         1.83       0.27       0.48
                                              --------           --------           --------      --------   --------   --------
Less Distributions:
 Dividends (from Net Investment Income)          (0.18)             (0.22)             (0.03)        (0.12)     (0.06)        --
 Distributions (from Capital Gains)              (0.85)                --                 --         (0.02)        --         --
 Tax Return of Capital                              --                 --                 --         (0.01)        --         --
                                              --------           --------           --------      --------   --------   --------
 Total Distributions                             (1.03)             (0.22)             (0.03)        (0.15)     (0.06)        --
                                              --------           --------           --------      --------   --------   --------
Net Asset Value, End of Period                $  12.96           $  10.71           $  10.99      $  12.37   $  10.69   $  10.48
                                              ========           ========           ========      ========   ========   ========
Total Return                                     32.00%             (0.73)%           (10.93)%       17.24%      2.56%      4.80%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $131,896           $105,151           $155,976      $210,538   $142,478   $ 60,073
Ratio of Expenses to Average Net Assets           0.75%              0.74%(3)           0.66%(3)      0.73%      0.81%      1.18%(3)
Ratio of Net Income to Average Net Assets         1.16%              1.42%(3)           1.23%(3)      1.15%      1.18%      1.32%(3)
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.00%              0.97%(3)           0.95%(3)      1.03%      1.10%      1.39%(3)
Ratio of Net Income to Average Net Assets
 (excluding waivers)                              0.91%              1.19%(3)           0.94%(3)      0.85%      0.89%      1.11%(3)
Portfolio Turnover Rate                              0%                 0%                 0%            3%         6%         0%
-------------------------------------------   --------           --------           --------      --------   --------   --------


(1) The financial highlights for International Index Fund include the historical financial highlights of the Qualivest International Opportunities Fund. The assets of the Qualivest International Opportunities Fund were acquired by International Index Fund on November 21, 1997. In connection with such acquisition, Class Y shares of the Qualivest International Opportunities Fund were exchanged for Class Y shares of International Index Fund.

(2) Class Y shares have been offered since July 3, 1995.

(3) Annualized.


(4) Per share data for 1999 is calculated using the average shares outstanding method.


                                                                              15
PROSPECTUS - First American International Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1300, Minneapolis, MN 55440-1300


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF4200Y



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

SECTOR
 FUNDS


CLASS A, CLASS B,
AND CLASS C SHARES

HEALTH SCIENCES FUND
REAL ESTATE SECURITIES FUND
TECHNOLOGY FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
----------------------------------------------------------------
  Health Sciences Fund                                         2
----------------------------------------------------------------
  Real Estate Securities Fund                                  5
----------------------------------------------------------------
  Technology Fund                                              7
----------------------------------------------------------------
POLICIES & SERVICES
----------------------------------------------------------------
  Buying Shares                                               10
----------------------------------------------------------------
  Selling Shares                                              14
----------------------------------------------------------------
  Managing Your Investment                                    15
----------------------------------------------------------------
ADDITIONAL INFORMATION
----------------------------------------------------------------
  Management                                                  17
----------------------------------------------------------------
  More About The Funds                                        18
----------------------------------------------------------------
  Financial Highlights                                        20
----------------------------------------------------------------
FOR MORE INFORMATION                                  Back Cover
----------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Sector Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Health Sciences Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Health Sciences Fund invests primarily (at least 65% of its total assets) in common stocks of companies which develop, produce, or distribute products or services connected with health care or medicine, and which derive at least 50% of their assets, revenues, or profits from these products or services at the time of investment.

Examples of products or services connected with health care or medicine include:

* Pharmaceuticals

* Health care services and administration

* Diagnostics

* Medical equipment and supplies

* Medical technology

* Medical research and development

The fund's advisor will invest in companies that it believes have the potential for above average growth in revenue and earnings as a result of new or unique products, processes, or services; increasing demand for a company's products or services; established market leadership; or exceptional management.

The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies. The fund may also invest in real estate investment trusts (REITs) that finance medical care facilities. REITs are publicly traded corporations or trusts that acquire, hold and manage real estate.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of the Health Sciences Sector
Because the fund invests primarily in stocks related to health care or medicine, it is particularly susceptible to risks associated with the health sciences industries. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services in these industries.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological, or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Development Stage, Small- and Mid-Cap Stocks
Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of REITs
REITs will be affected by changes in the values of and incomes from the properties they own or the credit quality of the mortgages they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


                                                                               2
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
HEALTH SCIENCES FUND CONTINUED


--------------------------------------------------------------------------------

FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's
Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares were not offered prior to the date of this prospectus, no performance information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               3
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
HEALTH SCIENCES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

16.14%         -6.94%         -1.32%
--------------------------------------------------------------------------------
1997           1998           1999

Best Quarter:    Quarter ending     December 31, 1998        17.93%
Worst Quarter:   Quarter ending     September 30, 1998      (22.34)%


AVERAGE ANNUAL TOTAL RETURNS           Inception                    Since Inception    Since Inception
AS OF 12/31/99                              Date        One Year          (Class A)          (Class B)
---------------------------------------------------------------------------------------------------------
Health Sciences Fund (Class A)           1/31/96          (6.52)%             0.15%               N/A
---------------------------------------------------------------------------------------------------------
Health Sciences Fund (Class B)           1/31/96          (6.70)%              N/A                0.17%
---------------------------------------------------------------------------------------------------------
S & P Health Care Composite Index(1)                      (8.15)%            21.96%              21.96%
---------------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                     21.26%             14.28%              14.28%
---------------------------------------------------------------------------------------------------------


(1) An unmanaged index comprised of health care stocks in the S & P 500 (an unmanaged index of large capitalization stocks). Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the S & P Health Care Composite Index as a comparison, as it is better suited to the fund's investment strategies. The since inception performance of the index is calculated from 1/31/96.

(2) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 1/31/96.


--------------------------------------------------------------------------------
FEES AND EXPENSES
As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


-------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)   0.00%        1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)   5.00%        1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25      $  25        $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%      0.70%        0.70%
 Distribution and Service (12b-1) Fees                                           0.25%      1.00%        1.00%
 Other Expenses                                                                  0.35%      0.35%        0.35%(5)
 TOTAL                                                                           1.30%      2.05%        2.05%
-------------------------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:




 Waiver of Fund Expenses                                       (0.14)%         (0.13)%       (0.13)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)         1.16%           1.92%         1.92%



THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(5) "Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                         CLASS B                    CLASS B                   CLASS C                   CLASS C
                             assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
             CLASS A       at end of each period      at end of each period     at end of each period     at end of each period
-------------------------------------------------------------------------------------------------------------------------------
   1 year     $  650                      $  708                     $  208                    $  406                    $  306
   3 years    $  915                      $1,043                     $  643                    $  736                    $  736
   5 years    $1,200                      $1,303                     $1,103                    $1,192                    $1,192
  10 years    $2,010                      $2,187                     $2,187                    $2,455                    $2,455

                                                                               4
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:


* Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

* Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

* Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.


The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


Risks of the Real Estate Industry

Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional, and national basis in the past and may continue to be in the future.


Risk of REITs
There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares were not offered prior to the date of this prospectus, no performance information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               5
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
REAL ESTATE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)



ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

30.63%    19.21%    -16.16%      -3.91%
--------------------------------------------------------------------------------
1996      1997       1998         1999

Best Quarter:    Quarter ending     December 31, 1996       16.59%
Worst Quarter:   Quarter ending     September 30, 1998      (9.78)%


AVERAGE ANNUAL TOTAL RETURNS              Inception           Since Inception    Since Inception
AS OF 12/31/99                                 Date   One Year      (Class A)          (Class B)
-------------------------------------------------------------------------------------------------
Real Estate Securities Fund (Class A)       9/29/95     (8.99)%         5.48%                N/A
-------------------------------------------------------------------------------------------------
Real Estate Securities Fund (Class B)       9/29/95     (9.08)%          N/A                5.57%
-------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index(1)                            (4.55)%         7.58%               7.02%
-------------------------------------------------------------------------------------------------


(1) An unmanaged index of the most actively traded real estate investment trusts. The since inception performance of the index is calculated from 9/30/95.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


-------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A      CLASS B     CLASS C
-------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)   0.00%        1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)   5.00%        1.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25      $  25        $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%      0.70%        0.70%
 Distribution and Service (12b-1) Fees                                           0.25%      1.00%        1.00%
 Other Expenses                                                                  0.23%      0.23%        0.23%(5)
 TOTAL                                                                           1.18%      1.93%        1.93%
-------------------------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                        (0.13)%        (0.13)%       (0.13)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES  (AFTER WAIVERS)         1.05%          1.80%         1.80%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.05%, 1.80% AND 1.80%, RESPECTIVELY, FOR CLASS A, CLASS B AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Polices & Services -- Selling Shares, Accounts with Low Balances."

(5) "Other expenses" are based on estimated amounts for the current fiscal year.


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                         CLASS B                    CLASS B                   CLASS C                   CLASS C
                             assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
               CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-------------------------------------------------------------------------------------------------------------------------------
   1 year       $  639                    $  696                     $  196                    $  394                    $  294
   3 years      $  880                    $1,006                     $  606                    $  700                    $  700
   5 years      $1,140                    $1,242                     $1,042                    $1,131                    $1,131
  10 years      $1,882                    $2,059                     $2,059                    $2,331                    $2,331


                                                                               6
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
TECHNOLOGY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Technology Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 65% of its total assets) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

* inexpensive computing power, such as personal computers.

* improved methods of communications, such as satellite transmission.

* technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small- capitalization companies. The advisor will generally select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks
Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of the Technology Sector
Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

Risks of Development Stage and Small-Cap Stocks
Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of IPOs
Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


                                                                               7
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
TECHNOLOGY FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares were not offered prior to the date of this prospectus, no performance information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

40.93%         22.12%         6.91%          32.47%         191.79%
--------------------------------------------------------------------------------
1995           1996           1997           1998            1999


Best Quarter:    Quarter ending     December 31, 1999        80.60%
Worst Quarter:   Quarter ending     September 30, 1998      (18.20)%



AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/991                       Inception                          Since Inception     Since Inception
                                           Date    One Year   Five Years       (Class A)           (Class B)
------------------------------------------------------------------------------------------------------------
Technology Fund (Class A)                4/4/94     176.52%        46.46%         45.04%                N/A
------------------------------------------------------------------------------------------------------------
Technology Fund (Class B)               8/15/94     184.69%        46.87%           N/A               49.45%
------------------------------------------------------------------------------------------------------------
S & P Technology Composite Index(2)                  75.21%        50.76%         47.34%              47.88%
------------------------------------------------------------------------------------------------------------
Russell 2000 Index(3)                                21.26%        16.69%         14.64%              15.09%
------------------------------------------------------------------------------------------------------------



(1) Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

(2) An unmanaged index comprised of Technology stocks in the S & P 500 (an unmanaged index of large capitalization stocks). Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the S & P Technology Composite Index as a comparison, as it is better suited to the fund's investment strategies. The since inception performance of the indexes for Class A and Class B shares is calculated from 4/30/94 and 8/31/94, respectively.

(3) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the indexes for Class A and Class B shares is calculated from 4/30/94 and 8/31/94, respectively.


                                                                               8
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
TECHNOLOGY FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)




SHAREHOLDER FEES                                                              CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
AS A % OF OFFERING PRICE                                                        5.25%(2)   0.00%        1.00%

MAXIMUM DEFERRED SALES CHARGE (LOAD)
AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)   5.00%        1.00%

ANNUAL MAINTENANCE FEE(4)
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25      $  25        $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                 0.70%      0.70%        0.70%
Distribution and Service (12b-1) Fees                                           0.25%      1.00%        1.00%
Other Expenses                                                                  0.21%      0.21%        0.21%(5)
TOTAL                                                                           1.16%      1.91%        1.91%
---------------------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:




 Waiver of Fund Expenses                                       (0.01)%        (0.01)%       (0.01)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)         1.15%          1.90%         1.90%



THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(5) "Other expenses" are based on estimated amounts for the current fiscal year.



--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                         CLASS B                    CLASS B                   CLASS C                   CLASS C
                             assuming redemption     assuming no redemption       assuming redemption    assuming no redemption
               CLASS A     at end of each period      at end of each period     at end of each period     at end of each period
-------------------------------------------------------------------------------------------------------------------------------
   1 year       $  637                  $    694                     $  194                    $  392                    $  292
   3 years      $  874                  $  1,000                     $  600                    $  694                    $  694
   5 years      $1,130                  $  1,232                     $1,032                    $1,121                    $1,121
  10 years      $1,860                  $  2,038                     $2,038                    $2,310                    $2,310


                                                                               9
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All funds in this prospectus offer Class A, Class B, and Class C shares. Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.



Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

* a front-end sales charge, described below.

* lower annual expenses than Class B shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more normally will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more normally will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.


Class B Shares
If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However they do have:

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

Class C Shares
These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

*  no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.


--------------------------------------------------------------------------------
12B-1 FEES

Each fund has adopted a plan under rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                 12b-1 fees are equal to:
-----------------------------------------------------------------------------
Class A shares      0.25% of average daily net assets
Class B shares      1% of average daily net assets
Class C shares      1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class B shares, and for net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its annual fee until one year after the shares are sold. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The distributor may pay additional fees to institutions, using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.



                                                                              10
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Class A Shares

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                                           Maximum
                                Sales Charge           Reallowance
                           as a % of      as a % of      as a % of
                            Purchase     Net Amount       Purchase
                               Price       Invested          Price
------------------------------------------------------------------
Less than  $ 50,000            5.25%          5.54%          5.00%
$ 50,000 - $ 99,999            4.25%          4.44%          4.00%
$100,000 - $249,999            3.25%          3.36%          3.00%
$250,000 - $499,999            2.25%          2.30%          2.00%
$500,000 - $999,999            1.75%          1.78%          1.50%
$1 million and over               0%             0%             0%

Reducing Your Sales Charge
As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.



PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million.")

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

Class B Shares


Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.5% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


FOR INVESTMENTS OF OVER $1 MILLION

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, shares that are not subject to a CDSC will be sold first.

Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

     * redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.


     * redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

                                                                              11
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

                                              CDSC as a % of the
Year since purchase                         value of your shares
--------------------------------------------------------------------------------
First                                                5%
Second                                               5%
Third                                                4%
Fourth                                               3%
Fifth                                                2%
Sixth                                                1%
Seventh                                              0%
Eighth                                               0%

Your Class B shares will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2000, they will convert to Class A shares on June 1, 2008.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 701/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

Class C Shares
Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.


The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.


                                                                              12
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

Please note the following:

*  All purchases must be made in U.S. dollars.


* Third party checks, credit cards, credit card checks, and cash are not accepted.


* If a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.


--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.


* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



                                                                              13
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone
If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.


If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:


First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund

* Account number

* Dollar amount or number of shares redeemed

* Name on the account

* Signatures of all registered account owners



Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*  your redemption request is for $50,000 or more.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.


Proceeds from a written redemption request will be sent to you by check.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution. You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.



--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


ACCOUNTS WITH LOW BALANCES


Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

* Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

* Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.


                                                                              14
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT


--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.


Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS


You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


                                                                              15
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES


Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.


Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income in the case of Real Estate Securities Fund and capital gains in the case of Health Sciences Fund and Technology Fund. A portion of the distributions paid by Real Estate Securities Fund may be a return of capital.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                                                              16
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:



                                                                 Advisory fee
                                                                    as a % of
                                                                average daily
                                                                   net assets
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND                                                    0.55%

REAL ESTATE SECURITIES FUND                                             0.57%

TECHNOLOGY FUND                                                         0.69%
--------------------------------------------------------------------------------



Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank on its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


PORTFOLIO MANAGEMENT. Each fund's investments are managed by a team of persons associated with First American Asset Management.

                                                                              17
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments
In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

Portfolio Turnover
Fund managers may trade securities frequently. As a result, the annual portfolio turnover rate of Technology Fund for the fiscal years ended September 30, 1996 through September 30, 1999, has exceeded, and may continue to exceed, 100%. The annual portfolio turnover rate of the other funds may, from time to time, exceed 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE HEALTH SCIENCES SECTOR. Health Sciences Fund invests primarily in equity securities of companies which develop, produce or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.

RISKS OF THE REAL ESTATE SECTOR. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund invests primarily in equity securities of companies which the fund's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


                                                                              18
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED


Risks of Development Stage and Small-Cap Stocks
Health Sciences Fund and Technology Fund may have significant investments in development stage and small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small capitalization companies at the desired time and price.

Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


Risks of IPOs

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


Risks of REITs
Real Estate Securities Fund invests a majority of its assets in REITs and Health Sciences Fund also may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITs indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

Foreign Security Risk
Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

                                                                              19
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A and Class B shares of each fund. There were no Class C shares outstanding during the periods for which information is presented. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


HEALTH SCIENCES FUND


                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                      1999            1998           1997            1996(1)
-------------------------------------------------------------  ------------   -------------   ------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  7.82        $  12.05        $  9.86        $  10.00
                                                                  -------        --------        -------        -------
Investment Operations:
 Net Investment Income (Loss)                                        0.01            0.01          (0.01)           0.01
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.46           (2.78)          2.30           (0.14)
                                                                  -------        --------        -------        --------
 Total From Investment Operations                                    0.47           (2.77)          2.29           (0.13)
                                                                  -------        --------        -------        --------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.01)             --             --           (0.01)
 Distributions (from Capital Gains)                                 (0.04)          (1.46)         (0.10)             --
                                                                  -------        --------        -------        --------
 Total Distributions                                                (0.05)          (1.46)         (0.10)          (0.01)
                                                                  -------        --------        -------        --------
Net Asset Value, End of Period                                    $  8.24        $   7.82        $ 12.05        $   9.86
                                                                  =======        ========        =======        ========
Total Return                                                         6.08%         (25.24)%        23.60%          (1.32)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 1,383        $  2,017        $   849        $    629
Ratio of Expenses to Average Net Assets                              1.16%           1.15%          1.15%           1.15%(2)
Ratio of Net Income (Loss) to Average Net Assets                     0.11%           0.04%         (0.20)%          0.18%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)          1.30%           1.20%          1.29%           2.12%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)         (0.03)%         (0.01)%        (0.34)%         (0.79)%(2)
Portfolio Turnover Rate                                                53%             45%            54%             19%
-------------------------------------------------------------     -------        --------        -------        -----------


(1) Class A and Class B shares have been offered since January 31, 1996.


(2) Annualized.


                                                                              20
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

HEALTH SCIENCES FUND (CONTINUED)



                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                      1999            1998           1997            1996(1)
-------------------------------------------------------------   ------------   -------------   ------------   --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  7.65        $  11.90        $  9.81        $  10.00
                                                                  -------        --------        -------        -------
Investment Operations:
 Net Investment Income (Loss)                                        0.01           (0.02)         (0.01)          (0.02)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     0.40           (2.77)          2.20           (0.16)
                                                                  -------        --------        -------        --------
 Total From Investment Operations                                    0.41           (2.79)          2.19           (0.18)
                                                                  -------        --------        -------        --------
Less Distributions:
 Dividends (from Net Investment Income)                                --              --             --           (0.01)
 Distributions (from Capital Gains)                                 (0.04)          (1.46)         (0.10)             --
                                                                  -------        --------        -------        --------
 Total Distributions                                                (0.04)          (1.46)         (0.10)          (0.01)
                                                                  -------        --------        -------        --------
Net Asset Value, End of Period                                    $  8.02        $   7.65        $ 11.90        $   9.81
                                                                  =======        ========        =======        ========
Total Return                                                         5.37%         (25.80)%        22.69%          (1.86)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 1,029        $    645        $   516        $    281
Ratio of Expenses to Average Net Assets                              1.92%           1.90%          1.90%           1.90%(2)
Ratio of Net Loss to Average Net Assets                             (0.64)%         (0.73)%        (0.94)%         (0.61)%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)          2.05%           1.95%          2.04%           2.87%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)         (0.77)%         (0.78)%        (1.08)%         (1.58)%(2)
Portfolio Turnover Rate                                                53%             45%            54%             19%
-------------------------------------------------------------     -------        --------        -------        -----------


(1) Class A and Class B shares have been offered since January 31, 1996.

(2) Annualized.

                                                                              21
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

REAL ESTATE SECURITIES FUND


                                                                           Fiscal year ended
                                                                             September 30,
CLASS A SHARES                                                             1999         1998
---------------------------------------------------------------------- ----------- -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $  12.17     $   14.97
                                                                        --------     ---------
Investment Operations:
 Net Investment Income                                                      0.65          0.63
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (1.36)        (2.40)
                                                                        --------     ---------
 Total From Investment Operations                                          (0.71)        (1.77)
                                                                        --------     ---------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.67)        (0.70)(3)
 Distributions (from Capital Gains)                                           --         (0.33)
 Tax Return of Capital                                                     (0.01)           --
                                                                        --------     -----------
 Total Distributions                                                       (0.68)        (1.03)
                                                                        --------     -----------
Net Asset Value, End of Period                                          $  10.78     $   12.17
                                                                        ========     ===========
Total Return                                                               (5.89)%      (12.42)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  1,518     $   2,027
Ratio of Expenses to Average Net Assets                                     1.05%         1.05%
Ratio of Net Income to Average Net Assets                                   5.52%         4.71%
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.18%         1.18%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        5.39%         4.58%
Portfolio Turnover Rate                                                       21%           36%
----------------------------------------------------------------------  --------     -----------


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          Fiscal year ended September 30,
CLASS A SHARES                                                             1997        1996         1995(1)
---------------------------------------------------------------------- ----------- ----------- --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                     $ 11.52     $ 10.38      $ 10.37
                                                                         -------     -------      -------
Investment Operations:
 Net Investment Income                                                      0.72        0.52           --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            3.42        1.30         0.01
                                                                         -------     -------      -------
 Total From Investment Operations                                           4.14        1.82         0.01
                                                                         -------     -------      -------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.65)      (0.51)          --
 Distributions (from Capital Gains)                                        (0.03)         --           --
 Tax Return of Capital                                                     (0.01)      (0.17)          --
                                                                        --------    --------     --------
 Total Distributions                                                       (0.69)      (0.68)          --
                                                                        --------    --------     --------
Net Asset Value, End of Period                                          $  14.97    $  11.52      $ 10.38
                                                                        ========    ========     ========
Total Return                                                               36.77%      18.17%        0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  2,105    $    226      $     1
Ratio of Expenses to Average Net Assets                                     1.05%       1.05%        1.05%(2)
Ratio of Net Income to Average Net Assets                                   4.46%       4.36%        0.00%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.30%       1.76%        2.59%(2)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        4.21%       3.65%       (1.54)%(2)
Portfolio Turnover Rate                                                       14%          8%           0%
----------------------------------------------------------------------  --------    --------     --------



(1) Class A and Class B shares have been offered since September 29, 1995.


(2) Annualized.

(3) Includes distributions in excess of net investment income.



                                                                           Fiscal year ended
                                                                             September 30,
CLASS B SHARES                                                             1999         1998
---------------------------------------------------------------------- ----------- -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $  12.08     $   14.86
                                                                        --------     ---------
Investment Operations:
 Net Investment Income                                                      0.55          0.52
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                           (1.34)        (2.37)
                                                                        --------     ---------
 Total From Investment Operations                                           0.79         (1.85)
                                                                        --------     ---------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.57)        (0.60)(3)
 Distributions (from Capital Gains)                                           --         (0.33)
 Tax Return of Capital                                                     (0.03)           --
                                                                        --------     ---------
 Total Distributions                                                       (0.60)        (0.93)
                                                                        --------     ---------
Net Asset Value, End of Period                                          $  10.69     $   12.08
                                                                        ========     =========
Total Return                                                               (6.68)%      (13.04)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  2,192     $   3,026
Ratio of Expenses to Average Net Assets                                     1.80%         1.80%
Ratio of Net Income to Average Net Assets                                   4.75%         3.98%
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.93%         1.93%
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        4.62%         3.85%
Portfolio Turnover Rate                                                       21%           36%
----------------------------------------------------------------------  --------     ---------


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                          Fiscal year ended September 30,
CLASS B SHARES                                                             1997        1996         1995(1)
---------------------------------------------------------------------- ----------- ----------- --------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $  11.46     $ 10.37      $  10.37
                                                                        --------     -------      --------
Investment Operations:
 Net Investment Income                                                      0.63        0.44            --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            3.38        1.27            --
                                                                        --------     -------      --------
 Total From Investment Operations                                           4.01        1.71            --
                                                                        --------     -------      --------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.57)      (0.45)           --
 Distributions (from Capital Gains)                                        (0.03)         --            --
 Tax Return of Capital                                                     (0.01)      (0.17)           --
                                                                        --------    --------     ---------
 Total Distributions                                                       (0.61)      (0.62)           --
                                                                        --------    --------     ---------
Net Asset Value, End of Period                                          $  14.86    $  11.46      $  10.37
                                                                        ========    ========     =========
Total Return                                                               35.77%      17.00%         0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  3,318    $    263      $      1
Ratio of Expenses to Average Net Assets                                     1.80%       1.80%         1.80%(2)
Ratio of Net Income to Average Net Assets                                   3.61%       4.29%         0.00%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                 2.00%       2.51%         3.34%(2)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        3.41%       3.58%        (1.54)%(2)
Portfolio Turnover Rate                                                       14%          8%            0%
----------------------------------------------------------------------  --------    --------     ------------


(1) Class A and Class B shares have been offered since September 29, 1995.

(2) Annualized.


(3) Includes distributions in excess of net investment income.


                                                                              22
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

TECHNOLOGY FUND



                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                     1999           1998          1997         1996         1995
------------------------------------------------------------- -------------  -------------  -----------  -----------  -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  15.60       $  20.20       $ 19.25      $ 18.24      $ 11.19
                                                                --------       --------       -------      -------      -------
Investment Operations:
 Net Investment Loss                                               (0.18)         (0.13)        (0.11)       (0.05)       (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   19.55          (3.26)         3.12         2.95         7.31
                                                                --------       --------       -------      -------      -------
 Total From Investment Operations                                  19.37          (3.39)         3.01         2.90         7.28
                                                                --------       --------       -------      -------      -------
Less Distributions:
 Dividends (from Net Investment Income)                               --             --            --           --           --
 Distributions (from Capital Gains)                                (0.75)         (1.21)        (2.06)       (1.89)       (0.23)
                                                                --------       --------       -------      -------      -------
 Total Distributions                                               (0.75)         (1.21)        (2.06)       (1.89)       (0.23)
                                                                --------       --------       -------      -------      -------
Net Asset Value, End of Period                                     34.22       $  15.60       $ 20.20      $ 19.25      $ 18.24
                                                                ========       ========       =======      =======      =======
Total Return                                                      128.71%        (16.69)%       17.71%       18.60%       66.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 21,491       $  7,703       $ 5,564      $ 4,799      $ 1,464
Ratio of Expenses to Average Net Assets                             1.15%          1.15%         1.15%        1.15%        1.13%
Ratio of Net Loss to Average Net Assets                            (0.80)%        (0.60)%       (0.59)%      (0.85)%      (0.61)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.16%          1.15%         1.17%        1.26%        1.55%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (0.81)%        (0.60)%       (0.61)%      (0.96)%      (1.03)%
Portfolio Turnover Rate                                              184%           124%          150%         119%          74%
-------------------------------------------------------------   --------       --------       -------      -------      -------



                                                                                Fiscal year ended September 30,
CLASS B SHARES                                                     1999           1998          1997         1996         1995
------------------------------------------------------------- -------------  -------------  -----------  -----------  -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  14.99       $  19.58       $ 18.85      $ 18.02      $ 11.17
                                                                --------       --------       -------      -------      -------
Investment Operations:
 Net Investment Loss                                               (0.34)         (0.24)        (0.20)       (0.14)       (0.04)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   18.69          (3.14)         2.99         2.86         7.12
                                                                --------       --------       -------      -------      -------
 Total From Investment Operations                                  18.35          (3.38)         2.79         2.72         7.08
                                                                --------       --------       -------      -------      -------
Less Distributions:
 Dividends (from Net Investment Income)                               --             --            --           --           --
 Distributions (from Capital Gains)                                (0.75)         (1.21)        (2.06)       (1.89)       (0.23)
                                                                --------       --------       -------      -------      -------
 Total Distributions                                               (0.75)         (1.21)        (2.06)       (1.89)       (0.23)
                                                                --------       --------       -------      -------      -------
Net Asset Value, End of Period                                  $  32.59       $  14.99       $ 19.58      $ 18.85      $ 18.02
                                                                ========       ========       =======      =======      =======
Total Return                                                      127.09%        (17.21)%       16.82%       17.75%       64.52%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $ 20,866       $  7,499       $ 8,463      $ 4,881      $ 2,031
Ratio of Expenses to Average Net Assets                             1.90%          1.90%         1.90%        1.90%        1.88%
Ratio of Net Loss to Average Net Assets                            (1.56)%        (1.38)%       (1.41)%      (1.60)%      (1.41)%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.91%          1.90%         1.92%        2.01%        2.30%
Ratio of Net Loss to Average Net Assets (excluding waivers)        (1.57)%        (1.38)%       (1.43)%      (1.71)%      (1.83)%
Portfolio Turnover Rate                                              184%           124%          150%         119%          74%
-------------------------------------------------------------   --------       --------       -------      -------      -------


                                                                              23
PROSPECTUS - First American Sector Funds
                   Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.


FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF5000R




[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

SECTOR
 FUNDS


CLASS Y SHARES

HEALTH SCIENCES FUND
REAL ESTATE SECURITIES FUND
TECHNOLOGY FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Health Sciences Fund                                              2
--------------------------------------------------------------------------------
  Real Estate Securities Fund                                       4
--------------------------------------------------------------------------------
  Technology Fund                                                   6
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                         9
--------------------------------------------------------------------------------
  Managing Your Investment                                         10
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                       11
--------------------------------------------------------------------------------
  More About The Funds                                             12
--------------------------------------------------------------------------------
  Financial Highlights                                             14
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                       Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION



This section of the prospectus describes the objectives of the First American Sector Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Health Sciences Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Health Sciences Fund invests primarily (at least 65% of its total assets) in common stocks of companies which develop, produce or distribute products or services connected with health care or medicine, and which derive at least 50% of their assets, revenues or profits from these products or services at the time of investment.

Examples of products or services connected with health care or medicine include:


* Pharmaceuticals

* Health care services and administration

* Diagnostics

* Medical equipment and supplies

* Medical technology

* Medical research and development


The fund's advisor will invest in companies that it believes have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services; increasing demand for a company's products or services; established market leadership; or exceptional management.

The fund's investments may include development stage companies (companies that do not have significant revenues) and small- and mid-capitalization companies. The fund may also invest in real estate investment trusts (REITs) that finance medical care facilities. REITs are publicly traded corporations or trusts that acquire, hold and manage real estate.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.


Risks of the Health Sciences Sector
Because the fund invests primarily in stocks related to health care or medicine, it is particularly susceptible to risks associated with the health sciences industries. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services in these industries.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.


Risks of Development Stage, Small- and Mid-Cap Stocks Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


Risks of REITs
REITs will be affected by changes in the values of and incomes from the properties they own or the credit quality of the mortgages they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.


                                                                               2
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
HEALTH SCIENCES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

16.50%    -6.87%     -0.82%
---------------------------------
1997      1998       1999

Best Quarter:    Quarter ending     December 31, 1998        17.99%
Worst Quarter:   Quarter ending     September 30, 1998      (22.38)%


AVERAGE ANNUAL TOTAL RETURNS           Inception                           Since
AS OF 12/31/99                              Date        One Year       Inception
--------------------------------------------------------------------------------
Health Sciences Fund                     1/31/96          (0.82)%          1.82%
--------------------------------------------------------------------------------
S & P Health Care Composite Index(1)                      (8.15)%         21.96%
--------------------------------------------------------------------------------
Russell 2000 Index(2)                                     21.16%          14.28%
--------------------------------------------------------------------------------

(1) An unmanaged index comprised of health care stocks in the S & P 500 (an unmanaged index of large capitalization stocks). Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the S & P Health Care Composite Index as a comparison, as it is better suited to the fund's investment strategies. The since inception performance of the index is calculated from 1/31/96.


(2) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 1/31/96.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.35%
 TOTAL                                                                     1.05%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.15)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $  107
   3 years                                                                $  334
   5 years                                                                $  579
  10 years                                                                $1,283



                                                                               3
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:


* Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

* Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

* Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.


The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


Risks of the Real Estate Industry
Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Risk of REITs
There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have reinvested.


                                                                               4
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
REAL ESTATE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

31.00%    19.60%     -15.98%     -3.65%
---------------------------------------
1996      1997       1998        1999


Best Quarter:    Quarter ending     December 31, 1996       16.61%
Worst Quarter:   Quarter ending     September 30, 1998      (9.71)%

AVERAGE ANNUAL TOTAL RETURNS           Inception                           Since
AS OF 12/31/99                              Date       One Year        Inception
--------------------------------------------------------------------------------
Real Estate Securities Fund              6/30/95        (3.65)%            7.91%
--------------------------------------------------------------------------------
Morgan Stanley REIT Index(1)                            (4.55)%            7.58%
--------------------------------------------------------------------------------

(1) An unmanaged index of the most actively traded real estate investment trusts. The since inception performance for the index is calculated from 6/30/95.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.23%
 TOTAL                                                                     0.93%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.13)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.80%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.80%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.
--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $   95
   3 years                                                                $  296
   5 years                                                                $  515
  10 years                                                                $1,143


                                                                               5
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
TECHNOLOGY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Technology Fund has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 65% of its total assets) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:


* inexpensive computing power, such as personal computers.

* improved methods of communications, such as satellite transmission.


* technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small capitalization companies. The advisor will generally select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Non-Diversification

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

Risks of the Technology Sector
Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.


Risks of Development Stage and Small-Cap Stocks
Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future.


Risks of IPOs
Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.


                                                                               6
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
TECHNOLOGY FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have reinvested.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)


[BAR CHART]

41.02%    22.43%    7.31%      32.70%      192.59%
--------------------------------------------------
1995      1996      1997       1998        1999


Best Quarter:    Quarter ending     December 31, 1999        80.67%
Worst Quarter:   Quarter ending     September 30, 1998      (18.20)%

AVERAGE ANNUAL TOTAL RETURNS       Inception                               Since
AS OF 12/31/99(1)                       Date   One Year   Five Years   Inception
--------------------------------------------------------------------------------
Technology Fund                       4/4/94    192.59%       48.38%      46.69%
--------------------------------------------------------------------------------
S & P Technology Composite Index(2)              75.21%       50.76%      47.34%
--------------------------------------------------------------------------------
Russell 2000 Index(3)                            21.26%       16.69%      14.64%
--------------------------------------------------------------------------------

(1) Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

(2) An unmanaged index comprised of technology stocks in the S & P 500 (an unmanaged index of large capitalization stocks). Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the S & P Technology Composite Index as a comparison, as it is better suited to the fund's investment strategies. The since inception performance of the index is calculated from 4/30/94.

(3) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 4/30/94.



                                                                               7
PROSPECTUS - First American Sector Funds
             Class Y Shares

Fund Summaries
TECHNOLOGY FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.21%
 TOTAL                                                                     0.91%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.01)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   93
   3 years                                                                $  290
   5 years                                                                $  504
  10 years                                                                $1,120



                                                                               8
PROSPECTUS - First American Sector Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                               9
PROSPECTUS - First American Sector Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid quarterly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income in the case of Real Estate Securities Fund and capital gains in the case of Health Sciences Fund and Technology Fund. A portion of the distributions paid by Real Estate Securities Fund may be a return of capital.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              10
PROSPECTUS - First American Sector Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND                                                       0.55%

REAL ESTATE SECURITIES FUND                                                0.57%

TECHNOLOGY FUND                                                            0.69%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct All Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholding servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              11
PROSPECTUS - First American Sector Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.


Portfolio Turnover

Fund managers may trade securities frequently. As a result, the annual portfolio turnover rate of Technology Fund for the fiscal years ended September 30, 1996 through September 30, 1999, has exceeded, and may continue to exceed, 100%. The annual portfolio turnover rate of the other funds may, from time to time, exceed 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.



--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each fund is subject to the particular risks of the sector in which it principally invests.

RISKS OF THE HEALTH SCIENCES SECTOR. Health Sciences Fund invests primarily in equity securities of companies which develop, produce or distribute products or services connected with health care or medicine. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.

RISKS OF THE REAL ESTATE SECTOR. Real Estate Securities Fund invests primarily in equity securities of publicly traded companies in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund invests primarily in equity securities of companies which the fund's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


                                                                              12
PROSPECTUS - First American Sector Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED


Risks of Development Stage and Small-Cap Stocks
Health Sciences Fund and Technology Fund may have significant investments in development stage and small-capitalization companies. Stocks of development stage and small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small capitalization companies at the desired time and price.

Risks of Mid-Cap Stocks
While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.


Risks of IPOs
Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Risks of REITs
Real Estate Securities Fund invests a majority of its assets in REITs and Health Sciences Fund also may invest in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property.

A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the fund will fail to qualify for this tax-free pass-through treatment of its income.

By investing in REITS indirectly through a fund, in addition to bearing a proportionate share of the expenses of the fund, you will also indirectly bear similar expenses of some of the REITs in which the fund invests.

Foreign Security Risk

Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


                                                                              13
PROSPECTUS - First American Sector Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's Class Y shares operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


HEALTH SCIENCES FUND


                                                                               Fiscal year ended September 30,
                                                                           1999        1998        1997      1996(1)
----------------------------------------------------------------------   -------     -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                                     $  7.84     $ 12.08     $  9.87     $ 10.00
                                                                         -------     -------     -------     -------
Investment Operations:
 Net Investment Income (Loss)                                               0.04        0.03       (0.01)       0.03
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                            0.48       (2.78)       2.33       (0.15)
                                                                         -------     -------     -------     -------
 Total From Investment Operations                                           0.52       (2.75)       2.32       (0.12)
                                                                         -------     -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                                    (0.04)      (0.03)      (0.01)      (0.01)
 Distributions (from Capital Gains)                                        (0.04)      (1.46)      (0.10)         --
                                                                         -------     -------     -------     -------
 Total Distributions                                                       (0.08)      (1.49)      (0.11)      (0.01)
                                                                         -------     -------     -------     -------
Net Asset Value, End of Period                                           $  8.28     $  7.84     $ 12.08     $  9.87
                                                                         =======     =======     =======     =======
Total Return                                                                6.59%     (25.10)%     23.89%      (1.20)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                          $12,192     $21,977     $41,243     $12,485
Ratio of Expenses to Average Net Assets                                     0.90%       0.90%       0.90%       0.90%(2)
Ratio of Net Income to Average Net Assets                                   0.38%       0.27%       0.06%       0.43%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.05%       0.95%       1.04%       1.87%(2)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)        0.23%       0.22%      (0.08)%     (0.54)%(2)
Portfolio Turnover Rate                                                       53%         45%         54%         19%
----------------------------------------------------------------------   -------     -------     -------     -------


(1) Class Y shares have been offered since January 31, 1996.


(2)Annualized.



                                                                              14
PROSPECTUS - First American Sector Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

REAL ESTATE SECURITIES FUND


                                                                              Fiscal year ended September 30,
                                                                    1999        1998        1997       1996       1995(1)
---------------------------------------------------------------   -------     -------     -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 12.19     $ 14.99     $ 11.53     $ 10.37     $ 10.00
                                                                  -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                               0.68        0.67        0.74        0.57        0.13
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (1.35)      (2.40)       3.43        1.29        0.39
                                                                  -------     -------     -------     -------     -------
 Total From Investment Operations                                   (0.67)      (1.73)       4.17        1.86        0.52
                                                                  -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.69)      (0.74)(3)   (0.67)      (0.53)      (0.11)
 Distributions (from Capital Gains)                                    --       (0.33)      (0.03)         --          --
 Tax Return of Capital                                              (0.03)         --       (0.01)      (0.17)      (0.04)
                                                                  -------     -------     -------     -------     -------
 Total Distributions                                                (0.72)      (1.07)      (0.71)      (0.70)      (0.15)
                                                                  -------     -------     -------     -------     -------
Net Asset Value, End of Period                                    $ 10.80     $ 12.19     $ 14.99     $ 11.53     $ 10.37
                                                                  =======     =======     =======     =======     =======
Total Return                                                        (5.64)%    (12.18)%     37.07%      18.53%       5.19

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $51,181     $58,275     $40,501     $17,895     $ 5,756
Ratio of Expenses to Average Net Assets                              0.80%       0.80%       0.80%       0.80%       0.80%(2)
Ratio of Net Income to Average Net Assets                            5.78%       5.06%       4.57%       5.13%       6.01%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)          0.93%       0.93%       1.05%       1.51%       2.34%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)        5.65%       4.93%       4.32%       4.42%       4.47%(2)
Portfolio Turnover Rate                                                21%         36%         14%          8%          0%
---------------------------------------------------------------   -------     -------     -------     -------     -------


(1) Class Y shares have been offered since June 30, 1995.

(2) Annualized.


(3) Includes distributions in excess of net investment income.



TECHNOLOGY FUND


                                                                                 Fiscal year ended September 30,
                                                                    1999         1998         1997         1996         1995
---------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  15.73     $  20.29     $  19.29     $  18.24     $  11.19
                                                                  --------     --------     --------     --------     --------
Investment Operations:
 Net Investment (Loss)                                               (0.13)       (0.08)       (0.06)       (0.04)       (0.03)
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     19.79        (3.27)        3.12         2.98         7.31
                                                                  --------     --------     --------     --------     --------
 Total From Investment Operations                                    19.66        (3.35)        3.06         2.94         7.28
                                                                  --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                                 --           --           --           --           --
 Distributions (from Capital Gains)                                  (0.75)       (1.21)       (2.06)       (1.89)       (0.23)
                                                                  --------     --------     --------     --------     --------
 Total Distributions                                                 (0.75)       (1.21)       (2.06)       (1.89)       (0.23)
                                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                                    $  34.64     $  15.73     $  20.29     $  19.29     $  18.24
                                                                  ========     ========     ========     ========     ========
Total Return                                                        129.52%      (16.41)%      17.95%       18.85%       66.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $214,620     $100,985     $148,659     $ 64,602     $ 29,272
Ratio of Expenses to Average Net Assets                               0.90%        0.90%        0.90%        0.90%        0.88%
Ratio of Net Loss to Average Net Assets                              (0.53)%      (0.38)%      (0.41)%      (0.60)%      (0.35)%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.91%        0.90%        0.92%        1.01%        1.30%
Ratio of Net (Loss) to Average Net Assets (excluding waivers)        (0.54)%      (0.38)%      (0.43)%      (0.71)%      (0.77)%
Portfolio Turnover Rate                                                184%         124%         150%         119%          74%
---------------------------------------------------------------   --------     --------     --------     --------     --------



                                                                              15
PROSPECTUS - First American Sector Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF5200Y



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

 *   EQUITY FUNDS

 *   FUNDS OF FUNDS

(*)  BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

BOND
  FUNDS


CLASS A, CLASS B,
AND CLASS C SHARES

CORPORATE BOND FUND
FIXED INCOME FUND
INTERMEDIATE TERM INCOME FUND
LIMITED TERM INCOME FUND
STRATEGIC INCOME FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Corporate Bond Fund                                                          2
--------------------------------------------------------------------------------
  Fixed Income Fund                                                            4
--------------------------------------------------------------------------------
  Intermediate Term Income Fund                                                6
--------------------------------------------------------------------------------
  Limited Term Income Fund                                                     8
--------------------------------------------------------------------------------
  Strategic Income Fund                                                       10
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               13
--------------------------------------------------------------------------------
  Selling Shares                                                              17
--------------------------------------------------------------------------------
  Managing Your Investment                                                    18
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  20
--------------------------------------------------------------------------------
  More About The Funds                                                        22
--------------------------------------------------------------------------------
  Financial Highlights                                                        25
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
CORPORATE BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE


Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.



--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Corporate Bond Fund will invest primarily (at least 65% of its total assets) in corporate debt obligations, the Fund will also invest in a combination of:

* U.S. dollar denominated investment grade debt obligations of foreign issuers.

* securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

* mortgage- and asset-backed securities.

Fund managers employ a bottom-up approach to investing, evaluating individual securities before considering the impact of economic trends. Securities are selected using fundamental credit research to identify relative value in the corporate and fund market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars.


Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About the Funds -- Investment Strategies" Section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About the Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of High-Yield Securities
A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Corporate Bond Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


                                                                               2
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
CORPORATE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                 CLASS A        CLASS B       CLASS C
---------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        4.25%(1)       0.00%         1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OF REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(2)       5.00%         1.00%

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                             $   25          $  25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%          0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%          1.00%         1.00%
 Other Expenses(4)                                                               0.19%          0.19%         0.19%
 TOTAL(5)                                                                        1.14%          1.89%         1.89%
---------------------------------------------------------------------------------------------------------------------


(1) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(2) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4) Other expenses are based on estimated amounts for the current fiscal year.

(5) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.75%, 1.50% AND 1.50%, RESPECTIVELY, FOR THE CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.



--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year         $536                    $692                     $192                    $390                    $290
   3 years        $772                    $994                     $594                    $688                    $688


                                                                               3
PROSPECTUS - First American Bond Funds
                   Class A, Class B, and Class C Shares

Fund Summaries
FIXED INCOME FUND


--------------------------------------------------------------------------------
OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

* mortgage- and asset-backed securities.


* corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


At least 65% of the fund's total assets will be invested in fixed rate obligations.The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About the Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk

During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Risks of Morgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A and Class B shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
FIXED INCOME FUND CONTINUED


--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

7.66%     14.43%     6.46%     9.65%    -2.42%    17.02%    3.20%     8.47%     8.67%     -3.00%
------------------------------------------------------------------------------------------------
1990       1991      1992      1993      1994      1995     1996      1997      1998       1999



Best Quarter:      Quarter ending     June 30, 1995        6.06%
Worst Quarter:     Quarter ending     March 31, 1994      (2.04)%



AVERAGE ANNUAL TOTAL RETURNS      Inception                                Ten Years    Since Inception
AS OF 12/31/99                         Date    One Year    Five Years      (Class A)           (Class B)
---------------------------------------------------------------------------------------------------------
Fixed Income Fund (Class A)        12/22/87     (7.09)%         5.75%          6.38%                N/A
---------------------------------------------------------------------------------------------------------
Fixed Income Fund (Class B)         8/15/94     (8.39)%         5.54%            N/A              5.15%
---------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(1)                  (0.83)%         7.73%          7.70%              8.27%
---------------------------------------------------------------------------------------------------------
Lehman Gov't/Corp Bond Index(2)                 (2.15)%         7.60%          7.66%              6.88%
---------------------------------------------------------------------------------------------------------


(1) An unmanaged index composed of the Lehman Government/Corporate Bond Index, the Lehman Mortgage Backed Securities Index and Lehman Asset Backed Securities Index. The Lehman Government/Corporate Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Asset-Backed Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher. The since inception performance of th index for Class B shares is calculated from 8/31/94. Previously, the fund used the Lehman Government/Corporate Bond Index as a benchmark. Going forward, the fund will use the Lehman Aggregate Bond Index as a comparison, because it is better suited to the fund's investment strategies.


(2) An unmanaged index comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade securities. The since inception performance of the index for Class B shares is calculated from 8/31/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                              CLASS A   CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
AS A % OF OFFERING PRICE                                                         4.25%(2)  0.00%       1.00%

MAXIMUM DEFERRED SALES CHARGE (LOAD)
AS A % OF ORIGINAL PURCHASE PRICE OF REDEMPTION PROCEEDS, WHICHEVER IS LESS      0.00%(3)  5.00%       1.00%

ANNUAL MAINTENANCE FEE(4)
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $   25      $ 25        $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
Management Fees                                                                  0.70%     0.70%       0.70%
Distribution and Service (12b-1) Fees                                            0.25%     1.00%       1.00%
Other Expenses                                                                   0.19%     0.19%       0.19%
TOTAL                                                                            1.14%     1.89%       1.89%
--------------------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:



 Waiver of Fund Expenses                                  (0.19)%       (0.19)%       (0.54)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)    0.95%         1.70%         1.35%



THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95%, 1.70% AND 1.70%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."




(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  536                  $  692                   $  192                  $  390                  $  290
   3 years      $  772                  $  994                   $  594                  $  688                  $  688
   5 years      $1,026                  $1,221                   $1,021                  $1,111                  $1,111
  10 years      $1,752                  $2,016                   $2,016                  $2,289                  $2,289

                                                                               5
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERMEDIATE TERM INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE


Intermediate Term Income Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Intermediate Term Income Fund invests in investment grade debt securities, such as:


* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

* mortgage- and asset-backed securities.


* corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of two to seven years and an average effective duration of two to six years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



--------------------------------------------------------------------------------
MAIN RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:


Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About the Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.


Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.


Call Risk

During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About the Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               6
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
INTERMEDIATE TERM INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

6.86%     -1.35%    14.62%    4.22%     7.11%     8.36%     -0.62%
--------------------------------------------------------------------------------
1993       1994      1995     1996      1997      1998       1999

Best Quarter:      Quarter ending     June 30, 1995        4.71%
Worst Quarter:     Quarter ending     March 31, 1994      (1.29)%


AVERAGE ANNUAL TOTAL RETURNS                  Inception                                        Since
AS OF 12/31/99                                     Date        One Year     Five Years     Inception
----------------------------------------------------------------------------------------------------
Intermediate Term Income Fund (Class A)        12/14/92         (3.09)%          6.08%         5.12%
----------------------------------------------------------------------------------------------------
Lehman Intermediate Gov't/Corp Bond Index(1)                     0.39%           7.09%         5.99%
----------------------------------------------------------------------------------------------------


(1) An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years. The since inception performance of the index is calculated from 12/31/92.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 1999.(1)



----------------------------------------------------------------------
SHAREHOLDER FEES                                       CLASS A
----------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                 2.50%(2)

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500      $   25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------
 Management Fees                                          0.70%
 Distribution and Service (12b-1) Fees                    0.25%
 Other Expenses                                           0.17%
 TOTAL                                                    1.12%
----------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." for effective management fees after waivers. The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                  (0.27)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)    0.85%


THE DISTRIBUTOR INTENDS TO LIMIT ITS 12b-1 FEE TO 0.15% DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.85%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."



--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $  361
   3 years                                                                $  597
   5 years                                                                $  851
  10 years                                                                $1,579



                                                                               7
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
LIMITED TERM INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Limited Term Income Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Limited Term Income Fund invests in investment grade debt securities, such as:


* mortgage- and asset-backed securities.

* corporate debt obligations.

* U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


* commercial paper.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity and an average effective duration for its portfolio securities of one to three years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:


Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About the Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About the Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
LIMITED TERM INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

4.14%     1.79%     8.23%     5.60%     5.93%     6.08%     3.34%
--------------------------------------------------------------------------------
1993      1994      1995      1996      1997      1998      1999

Best Quarter:      Quarter ending     June 30, 1995      2.47%
Worst Quarter:     Quarter ending     March 31, 1994     0.03%


AVERAGE ANNUAL TOTAL RETURNS                          Inception                                     Since
AS OF 12/31/99                                             Date     One Year     Five Years     Inception
---------------------------------------------------------------------------------------------------------
Limited Term Income Fund (Class A)                     12/14/92        0.72%          5.29%         4.61%
---------------------------------------------------------------------------------------------------------
Lehman Gov't/Corporate Index 1-3 Year Bond Index(1)                    3.15%          6.55%         5.53%
---------------------------------------------------------------------------------------------------------
Merrill Lynch 1-Year U.S. Treasury Index(2)                            4.03%          5.85%         5.05%
---------------------------------------------------------------------------------------------------------


(1) An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 12/31/92. Previously, the fund used the Merrill Lynch 1-Year U.S. Treasury Index as a benchmark. Going forward, the fund will use the Lehman Government/Corporate Index 1-3 Year Bond Index as a comparison, because it is better suited to the fund's investment strategies.

(2) An unmanaged index of one-year constant maturity Treasury bills. The since inception performance of the index is calculated from 12/31/92.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 1999.(1)




----------------------------------------------------------------------
SHAREHOLDER FEES                                          CLASS A
----------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                 2.50%(2)

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500      $   25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------
 Management Fees                                          0.70%
 Distribution and Service (12b-1) Fees                    0.25%
 Other Expenses                                           0.17%
 TOTAL                                                    1.12%
----------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                  (0.52)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)    0.60%


THE DISTRIBUTOR INTENDS TO LIMIT ITS 12b-1 FEE TO 0.15% DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.60%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."




--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $  361
   3 years                                                                $  597
   5 years                                                                $  851
  10 years                                                                $1,579


                                                                               9
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 65% of its total assets) in a combination of:


* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

* high-yield (non-investment grade) debt obligations issued by domestic issuers.


* investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.


There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities, or unrated securities of comparable quality, commonly referred to as "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About the Funds -- Investment Strategies" Section.

Risks of Foreign Securities
Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

Risks of High-Yield Securities
A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Risks of Emerging Markets
The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


Income Risk
The fund's income could decline due to falling market interest rates.



                                                                              10
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
STRATEGIC INCOME FUND CONTINUED

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About the Funds -- Investment Strategies" Section.

Risks of Common Stocks
The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because Class A shares were first offered in 1998, only one calendar year of information is available. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                              11
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Fund Summaries
STRATEGIC INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

3.19%
-----
1999


Best Quarter:    Quarter ending    December 31, 1999      2.88%
Worst Quarter:   Quarter ending    June 30, 1999         (0.63)%



AVERAGE ANNUAL TOTAL RETURNS          Inception                           Since
AS OF 12/31/99                             Date        One Year       Inception
--------------------------------------------------------------------------------
Strategic Income Fund (Class A)         7/24/98         (1.23)%          (1.55)%
--------------------------------------------------------------------------------
Strategic Income Fund (Class B)         7/24/98         (2.34)%          (2.44)%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(1)                          (0.83)%            2.45%
--------------------------------------------------------------------------------


(1) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 7/31/98.


--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets. The figures below are based on expenses during the fiscal year ended September 30, 1999.(1)



--------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                  CLASS A  CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
AS A % OF OFFERING PRICE                                                         4.25%(2)    0.00%       1.00%

MAXIMUM DEFERRED SALES CHARGE (LOAD)
AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS      0.00%(3)    5.00%       1.00%

ANNUAL MAINTENANCE FEE(4)
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $   25       $  25       $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------
Management Fees                                                                  0.70%       0.70%       0.70%
Distribution and Service (12b-1) Fees                                            0.25%       1.00%       1.00%
Other Expenses                                                                   0.26%       0.26%       0.20%
TOTAL                                                                            1.21%       1.96%       1.90%
--------------------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                  (0.06)%        (0.06)%       (0.35)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)    1.15%          1.90%         1.55%



THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%, 1.90% AND 1.90%, RESPECTIVELY, FOR CLASS A, CLASS B, AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."



--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                       CLASS B                  CLASS B                 CLASS C                 CLASS C
                           assuming redemption   assuming no redemption     assuming redemption  assuming no redemption
               CLASS A   at end of each period    at end of each period   at end of each period   at end of each period
-----------------------------------------------------------------------------------------------------------------------
   1 year       $  540                  $  696                   $  199                  $  391                  $  291
   3 years      $  793                  $1,015                   $  615                  $  691                  $  691
   5 years      $1,062                  $1,257                   $1,057                  $1,116                  $1,116
  10 years      $1,829                  $2,091                   $2,091                  $2,300                  $2,300



                                                                              12
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A shares. Corporate Bond Fund, Fixed Income Fund and Strategic Income Fund also offer Class B and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.


Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

* a front-end sales charge, described below.

* lower annual expenses than Class B or Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more normally will be treated as orders for Class A shares.

* orders for Class C shares for $1 million or more normally will be treated as orders for Class A shares.

* orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.


Class B Shares
If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge; however they do have:

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.


Class C Shares
These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.


For                                            12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                 0.25% of average daily net assets
Class B shares                                 1% of average daily net assets
Class C shares                                 1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class B shares, and for net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its annual fee until one year after the shares are sold. The fund's distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The distributor may pay additional fees to institutions, using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.


The distributor is currently waiving its Class A share 12b-1 fee to 0.15% for Limited Term Income Fund and Intermediate Term Income Fund. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class A shares of those funds.


                                                                              13
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Strategic Income Fund may hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of Strategic Income Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Class A Shares

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


INTERMEDIATE TERM INCOME FUND
LIMITED TERM INCOME FUND
                                                                         Maximum
                                               Sales Charge          Reallowance
                                          as a % of     as a % of      as a % of
                                           Offering     Net Asset       Purchase
                                              Price         Value          Price
--------------------------------------------------------------------------------
Less than  $ 50,000                           2.50%         2.56%          2.25%
$ 50,000 - $ 99,999                           2.00%         2.04%          1.75%
$100,000 - $249,999                           1.50%         1.52%          1.25%
$250,000 - $499,999                           1.00%         1.01%          0.75%
$500,000 - $999,999                           0.75%         0.76%          0.50%
$1 million and over                              0%            0%             0%

FIXED INCOME FUND
STRATEGIC INCOME FUND
CORPORATE BOND FUND
                                                                         Maximum
                                               Sales Charge          Reallowance
                                          as a % of     as a % of      as a % of
                                           Offering     Net Asset       Purchase
                                              Price         Value          Price
--------------------------------------------------------------------------------
Less than  $ 50,000                           4.25%         4.44%          4.00%
$ 50,000 - $ 99,999                           4.00%         4.17%          3.75%
$100,000 - $249,999                           3.25%         3.36%          3.00%
$250,000 - $499,999                           2.25%         2.30%          2.00%
$500,000 - $999,999                           1.75%         1.78%          1.50%
$1 million and over                              0%            0%             0%

FOR INVESTMENTS OF OVER $1 MILLION


There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.


To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:


* redemptions following the death or disability of a shareholder.


* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

Reducing Your Sales Charge
As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.



                                                                              14
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million.")

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.


Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                             CDSC as a % of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                                         5%
Second                                                                        5%
Third                                                                         4%
Fourth                                                                        3%
Fifth                                                                         2%
Sixth                                                                         1%
Seventh                                                                       0%
Eighth                                                                        0%

Your Class B shares will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2000, they will convert to Class A shares on June 1, 2008.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.


Class C Shares
Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.


The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


                                                                              15
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.


By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:


U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:


* all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.



--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.


You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



                                                                              16
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:



First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund

* Account number

* Dollar amount or number of shares redeemed

* Name on the account

* Signatures of all registered account owners


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

* your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check.


--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.

ACCOUNTS WITH LOW BALANCES

Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

* Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

* Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              17
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT


--------------------------------------------------------------------------------

EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.


--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.

TELEPHONE TRANSACTIONS


You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

Strategic Income Fund may realize foreign currency losses that will reduce the amount of ordinary income that the fund has available to distribute to shareholders. As a result, some of the distributions made by the fund may be characterized as a return of capital rather than as taxable dividends. Strategic Income Fund will report to shareholders after the close of the calendar year the portion of distributions made during the year that constituted a return of capital and the portion that constituted taxable dividends.


                                                                              18
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              19
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
CORPORATE BOND FUND(1)                                                     0.70%

FIXED INCOME FUND                                                          0.51%

INTERMEDIATE TERM INCOME FUND                                              0.53%

LIMITED TERM INCOME FUND                                                   0.43%

STRATEGIC INCOME FUND                                                      0.67%
--------------------------------------------------------------------------------


(1) Corporate Bond Fund commenced operations as of the date of this Prospectus. The contractual fee rate is shown in the table.


Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Sub-Advisor
Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee.


Federated Global Investment Management Corp. is a sub-advisor to the fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. Federated Global Investment Management Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations.

First American Asset Management manages the fund's investments in U.S. government obligations, investment grade and high yield domestic debt obligations and U.S. dollar denominated foreign corporate debt obligations, and determines how the fund's assets will be allocated among the three sectors in which the fund invests. The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts.

The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts.


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation

U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American Family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American Family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.




                                                                              20
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT CONTINUED

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investment, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper
Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management or, in the case of Strategic Income Fund, the sub-advisor.


                                                                              21
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.


Investment Approach
For funds other than Strategic Income Fund and Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

For Strategic Income Fund, the advisor is responsible for allocating the fund's portfolio among the three categories of securities in which the fund invests, as discussed above in the "Fund Summaries" section. After making this allocation, the advisor uses the top-down approach discussed above to select the fund's investments in U.S. government and investment grade domestic debt obligations. In selecting domestic high-yield securities, the advisor focuses on individual security selection, analyzing the business, competitive position and financial condition of each issuer to assess whether the security's risk is commensurate with its potential return. With regard to the fund's investments in foreign securities, the fund's sub-advisor looks primarily for securities offering higher interest rates. The sub-advisor attempts to manage the risks of these securities by investing the foreign security portion of the fund's portfolio in a large number of securities from a wide range of foreign countries, and by allocating this portion of the portfolio among countries whose markets, based on historical analysis, respond differently to changes in the global economy.

Effective Duration
Each fund, other than Strategic Income Fund, attempts to maintain the effective duration of its portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.


Portfolio Turnover
Portfolio turnover for Corporate Bond Fund is expected to be low under normal market conditions. Other funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate (except for Corporate Bond Fund, which just began operations).


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Interest Rate Risk
Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. Securities which do not pay interest on a


                                                                              22
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

Risks of High-Yield Securities
A significant portion of the portfolios of Strategic Income Fund and Corporate Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk

Strategic Income Fund and Corporate Bond Fund are exposed to liquidity risk because of their investments in high yield bonds. Strategic Income Fund's investment in emerging markets also exposes it to liquidity risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade or are issued by companies located in emerging markets. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Each fund other than Strategic Income Fund and Corporate Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Call Risk
Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Prepayment Risk
Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk
Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions
In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be


                                                                              23
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF STRATEGIC INCOME FUND

Risks of Foreign Investing
Foreign investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.


POLITICAL AND ECONOMIC RISKS. Foreign investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


FOREIGN TAX RISK. The fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.


FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.


INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Emerging Markets
Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than political systems that can be expected to have less stability than, and to those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Sector Risk
A substantial part of Strategic Income Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with similar characteristics. As a result, the fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.


                                                                              24
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A shares of each fund, and the Class B and Class C shares of Fixed Income Fund and Strategic Income Fund. No information is presented for the Corporate Bond Fund as that fund was not offered prior to the date of this prospectus. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


FIXED INCOME FUND


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                       1999         1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $ 11.69      $ 10.97     $ 10.77     $ 10.98     $ 10.37
                                                                   -------      -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                                0.59         0.57        0.59        0.61        0.66
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (0.89)        0.73        0.27        (0.11)      0.61
                                                                   -------      -------     -------     --------    -------
 Total From Investment Operations                                    (0.30)        1.30        0.86        0.50        1.27
                                                                   -------      -------     -------     --------    -------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.59)       (0.57)      (0.59)      (0.61)      (0.63)
 Distributions (from Capital Gains)                                  (0.15)       (0.01)      (0.07)      (0.10)      (0.03)
                                                                   -------      --------    --------    --------    --------
 Total Distributions                                                 (0.74)       (0.58)      (0.66)      (0.71)      (0.66)
                                                                   -------      --------    --------    --------    --------
Net Asset Value, End of Period                                    $  10.65     $  11.69     $ 10.97     $ 10.77     $ 10.98
                                                                  ========     ========    ========    ========    ========
Total Return                                                         (2.67)%      12.29%       8.26%       4.64%      12.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $137,133     $205,237    $  8,535    $  8,332    $  7,853
Ratio of Expenses to Average Net Assets                               0.95%        0.95%       0.95%       0.95%       0.86%
Ratio of Net Income to Average Net Assets                             5.29%        5.10%       5.44%       5.55%       6.14%
Ratio of Expenses to Average Net Assets (excluding waivers)           1.14%        1.11%       1.13%       1.12%       1.19%
Ratio of Net Income to Average Net Assets (excluding waivers)         5.10%        4.94%       5.26%       5.38%       5.81%
Portfolio Turnover Rate                                                 90%         147%        130%        108%        106%
---------------------------------------------------------------------------------------------------------------------------


                                                                              25
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

FIXED INCOME FUND (CONTINUED)



                                                                              Fiscal year ended September 30,
CLASS B SHARES                                                      1999        1998        1997        1996        1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 11.63     $ 10.91     $ 10.72     $ 10.94    $ 10.35
                                                                  -------     -------     -------     -------    -------
Investment Operations:
 Net Investment Income                                               0.51        0.49        0.51        0.52       0.58
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (0.90)       0.73        0.26       (0.11)      0.60
                                                                  -------     -------     -------     -------    -------
 Total From Investment Operations                                   (0.39)       1.22        0.77        0.41       1.18
                                                                  -------     -------     -------     -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.51)      (0.49)      (0.51)      (0.53)     (0.56)
 Distributions (from Capital Gains)                                 (0.15)      (0.01)      (0.07)      (0.10)     (0.03)
                                                                  -------     -------     -------     -------    --------
 Total Distributions                                                (0.66)      (0.50)      (0.58)      (0.63)     (0.59)
                                                                  -------     -------     -------     -------    --------
Net Asset Value, End of Period                                    $ 10.58     $ 11.63     $ 10.91     $ 10.72    $ 10.94
                                                                  =======     =======     =======     =======    ========
Total Return                                                        (3.48)%     11.54%       7.40%       3.93%     11.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $14,639     $17,242     $15,253     $16,092    $ 7,280
Ratio of Expenses to Average Net Assets                              1.70%       1.70%       1.70%       1.70%      1.70%
Ratio of Net Income to Average Net Assets                            4.53%       4.35%       4.68%       4.81%      5.12%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.89%       1.86%       1.88%       1.87%      1.94%
Ratio of Net Income to Average Net Assets (excluding waivers)        4.34%       4.19%       4.50%       4.64%      4.88%
Portfolio Turnover Rate                                                90%        147%        130%        108%       106%
-------------------------------------------------------------------------------------------------------------------------




                                                                   Fiscal year ended
                                                                     September 30,
CLASS C SHARES                                                           1999(1)
------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $ 11.33
                                                                       -------
Investment Operations:
 Net Investment Income                                                   0.38
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                         (0.69)
                                                                       -------
 Total From Investment Operations                                        (0.31)
                                                                       -------
Less Distributions:
 Dividends (from Net Investment Income)                                  (0.38)
 Distributions (from Capital Gains)                                         --
                                                                       -------
 Total Distributions                                                     (0.38)
                                                                       -------
Net Asset Value, End of Period                                         $ 10.64
                                                                       =======
Total Return                                                              2.75%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $    719
Ratio of Expenses to Average Net Assets                                   1.35%(2)
Ratio of Net Income to Average Net Assets                                 5.09%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)               1.89%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)             4.55%(2)
Portfolio Turnover Rate                                                     90%
------------------------------------------------------------------------------------



(1) Class C Shares have been offered since February 1, 1999.

(2) Annualized.


                                                                              26
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERMEDIATE TERM INCOME FUND



                                                                            Fiscal year ended September 30,
CLASS A SHARES                                                      1999        1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 10.45     $ 10.00    $  9.93    $ 9.94     $ 9.55
                                                                  -------     -------    -------    ------     ------
Investment Operations:
 Net Investment Income                                               0.51        0.53       0.55      0.55       0.59
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                    (0.54)       0.47       0.15        --       0.38
                                                                  -------     -------    -------    ------     ------
 Total From Investment Operations                                   (0.03)       1.00       0.70      0.55       0.97
                                                                  -------     -------    -------    ------     ------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.50)      (0.53)     (0.56)    (0.55)     (0.58)
 Distributions (from Capital Gains)                                 (0.12)      (0.02)     (0.07)    (0.01)        --
                                                                  -------     -------    -------    ------     ------
 Total Distributions                                                (0.62)      (0.55)     (0.63)    (0.56)     (0.58)
                                                                  -------     -------    -------    ------     ------
Net Asset Value, End of Period                                    $  9.80     $ 10.45    $ 10.00    $ 9.93     $ 9.94
                                                                  =======     =======    =======    =======    ======
Total Return                                                        (0.20)%     10.35%      7.19%     5.63%     10.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $34,365     $49,130    $ 2,484    $2,213    $ 2,437
Ratio of Expenses to Average Net Assets                              0.85%       0.70%      0.70%     0.70%      0.70%
Ratio of Net Income to Average Net Assets                            5.01%       5.22%      5.51%     5.43%      5.97%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.12%       1.11%      1.17%     1.13%      1.19%
Ratio of Net Income to Average Net Assets (excluding waivers)        4.74%       4.81%      5.04%     5.00%      5.48%
Portfolio Turnover Rate                                                65%        166%       165%      161%        69%
----------------------------------------------------------------------------------------------------------------------


LIMITED TERM INCOME FUND


                                                                            Fiscal year ended September 30,
CLASS A SHARES                                                      1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $ 10.04     $  9.94    $ 9.91     $ 9.92     $ 9.85
                                                                 -------     -------    ------     ------     ------
Investment Operations:
 Net Investment Income                                              0.52        0.53      0.56       0.58       0.56
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (0.18)       0.10      0.03      (0.01)      0.07
                                                                 -------     -------    ------     -------    ------
 Total From Investment Operations                                   0.34        0.63      0.59       0.57       0.63
                                                                 -------     -------    ------     -------    ------
Less Distributions:
 Dividends (from Net Investment Income)                            (0.52)      (0.53)    (0.56)     (0.58)     (0.56)
                                                                 -------     -------    -------    -------    -------
 Total Distributions                                               (0.52)      (0.53)    (0.56)     (0.58)     (0.56)
                                                                 -------     -------    -------    -------    -------
Net Asset Value, End of Period                                   $  9.86     $ 10.04    $ 9.94     $ 9.91     $ 9.92
                                                                 =======     =======    =======    =======    =======
Total Return                                                        3.43%       6.55%     6.09%      5.93%      6.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $ 5,318     $ 5,036    $7,152    $ 7,627    $ 9,977
Ratio of Expenses to Average Net Assets                             0.60%       0.60%     0.60%      0.60%      0.60%
Ratio of Net Income to Average Net Assets                           5.16%       5.33%     5.61%      5.80%      5.60%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.12%       1.12%     1.15%      1.09%      1.22%
Ratio of Net Income to Average Net Assets (excluding waivers)       4.64%       4.81%     5.06%      5.31%      4.98%
Portfolio Turnover Rate                                               65%        112%      147%        61%       120%
---------------------------------------------------------------------------------------------------------------------


                                                                              27
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

STRATEGIC INCOME FUND


                                                                   Fiscal year ended     Period ended
                                                                     September 30,       September 30,
CLASS A SHARES                                                           1999(3)             1998(1)
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $ 9.27             $ 10.00
                                                                        ------             -------
Investment Operations:
 Net Investment Income                                                    0.78                0.13
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                         (0.25)              (0.75)
                                                                        -------            -------
 Total From Investment Operations                                         0.53               (0.62)
                                                                        -------            -------
Less Distributions:
 Dividends (from Net Investment Income)                                  (0.71)              (0.11)
                                                                        -------            -------
 Total Distributions                                                     (0.71)              (0.11)
                                                                        -------            -------
Net Asset Value, End of Period                                         $  9.09             $  9.27
                                                                       =======             =======
Total Return                                                              5.73%              (6.17)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $27,768            $ 40,270
Ratio of Expenses to Average Net Assets                                   1.15%               1.15%(2)
Ratio of Net Income to Average Net Assets                                 8.30%               8.19%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)              1.21%               1.30%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)             8.24%               8.04%(2)
Portfolio Turnover Rate                                                     40%                 61%
------------------------------------------------------------------------------------------------------


(1) Class A shares have been offered since July 24, 1998.


(2) Annualized.




                                                                   Fiscal year ended     Period ended
                                                                     September 30,       September 30,
CLASS B SHARES                                                           1999(3)            1998(1)
----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $ 9.27             $ 10.00
                                                                        ------             -------
Investment Operations:
 Net Investment Income                                                    0.71                0.09
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                         (0.26)              (0.71)
                                                                        ------             -------
 Total From Investment Operations                                         0.45               (0.62)
                                                                        ------             -------
Less Distributions:
 Dividends (from Net Investment Income)                                  (0.65)              (0.11)
                                                                        ------             -------
 Total Distributions                                                     (0.65)              (0.11)
                                                                        ------             -------
Net Asset Value, End of Period                                          $ 9.07             $  9.27
                                                                        ======             =======
Total Return                                                              4.90%              (6.19)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $  788             $   114
Ratio of Expenses to Average Net Assets                                   1.90%               1.90%(2)
Ratio of Net Income to Average Net Assets                                 7.56%               7.44%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)               1.96%               2.05%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)             7.50%               7.29%(2)
Portfolio Turnover Rate                                                     40%                 61%
----------------------------------------------------------------------------------------------------



(1) Class A and Class B shares have been offered since July 24, 1998.


(2) Annualized.


(3) Per share data for 1999 is calculated using the average shares outstanding method.


                                                                              28
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

STRATEGIC INCOME FUND (CONTINUED)



                                                                   Period ended
                                                                   September 30,
CLASS C SHARES                                                       1999(1,3)
--------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $ 9.57
                                                                     ------
Investment Operations:
 Net Investment Income                                                 0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      (0.47)
                                                                     ------
 Total From Investment Operations                                     (0.02)
                                                                     ------
Less Distributions:
 Dividends (from Net Investment Income)                               (0.47)
                                                                     ------
 Total Distributions                                                  (0.47)
                                                                     ------
Net Asset Value, End of Period                                       $ 9.08
                                                                     ======
Total Return                                                          (0.28)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $1,058
Ratio of Expenses to Average Net Assets                                1.55%(2)
Ratio of Net Income to Average Net Assets                              7.34%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)           1.90%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)          6.99%(2)
Portfolio Turnover Rate                                                  40%
--------------------------------------------------------------------------------


(1) Class C shares have been offered since February 1, 1999.


(2) Annualized.

(3) Per share data for 1999 is calculated using the average shares outstanding method.


                                                                              29
PROSPECTUS - First American Bond Funds
             Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF1001R



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

 *   EQUITY FUNDS

 *   FUNDS OF FUNDS

(*)  BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN
    BOND
        FUNDS

CLASS Y SHARES


CORPORATE BOND FUND
FIXED INCOME FUND
INTERMEDIATE TERM INCOME FUND
LIMITED TERM INCOME FUND
STRATEGIC INCOME FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Corporate Bond Fund                                               2
--------------------------------------------------------------------------------
  Fixed Income Fund                                                 4
--------------------------------------------------------------------------------
  Intermediate Term Income Fund                                     6
--------------------------------------------------------------------------------
  Limited Term Income Fund                                          8
--------------------------------------------------------------------------------
  Strategic Income Fund                                            10
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                        13
--------------------------------------------------------------------------------
  Managing Your Investment                                         14
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                       15
--------------------------------------------------------------------------------
  More About the Funds                                             17
--------------------------------------------------------------------------------
  Financial Highlights                                             20
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                       Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION



This section of the prospectus describes the objectives of the First American Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
CORPORATE BOND FUND


--------------------------------------------------------------------------------
OBJECTIVE

Corporate Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Corporate Bond Fund will invest primarily (at least 65% of its total assets) in corporate debt obligations, the Fund will also invest in a combination of:


* U.S. dollar denominated debt obligations of foreign issuers.

* securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

* mortgage- and asset-backed securities.

Fund managers employ a bottom-up approach to investing, evaluating individual securities before considering the impact of economic trends. Securities are selected using fundamental credit research to identify relative value in the corporate bond fund market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality (securities commonly referred to as "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's total assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars.


Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About The Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of High-Yield Securities
A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Corporate Bond Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


                                                                               2
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
CORPORATE BOND FUND CONTINUED

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)                                               None

  MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Management Fees                                                          0.70%
  Distribution and Service (12b-1) Fees                                     None
  Other Expenses(1)                                                        0.19%
  TOTAL(2)                                                                 0.89%
--------------------------------------------------------------------------------


(1) Other expenses are based on estimated amounts for the current fiscal year.


(2) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
 1 year                                                                     $ 91
 3 years                                                                    $284



                                                                               3
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
FIXED INCOME FUND


--------------------------------------------------------------------------------
OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

* mortgage- and asset-backed securities.


* corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


At least 65% of the fund's total assets will be invested in fixed rate obligations. The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in the "More About The Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About The Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
FIXED INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

[BAR CHART]

17.29%     3.46%     8.85%     8.93%    -2.76%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:     Quarter ending    June 30, 1995        6.13%
Worst Quarter:    Quarter ending    March 31, 1996      (1.63)%

AVERAGE ANNUAL TOTAL RETURNS      Inception                                Since
AS OF 12/31/99                         Date   One Year    Five Years   Inception
--------------------------------------------------------------------------------
Fixed Income Fund                    2/4/94    (2.76)%         6.95%       5.33%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(1)                 (0.83)%         7.73%       6.13%
--------------------------------------------------------------------------------
Lehman Gov't/Corp Bond Index(2)                (2.15)%         7.60%       5.96%
--------------------------------------------------------------------------------

(1) An unmanaged index composed of the Lehman Government/Corporate Bond Index, the Lehman Mortgage Backed Securities Index and Lehman Asset Backed Securities Index. The Lehman Government/Corporate Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Asset-Backed Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher. The since inception performance of the index is calculated from 2/28/94. Previously, the fund used the Lehman Government/Corporate Bond Index as a benchmark. Going forward, the fund will use the Lehman Aggregate Bond Index as a comparison, because it is better suited to the fund's investment strategies.

(2) An unmanaged index comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment grade securities. The since inception performance of the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)                                               None

  MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Management Fees                                                          0.70%
  Distribution and Service (12b-1) Fees                                     None
  Other Expenses                                                           0.19%
  TOTAL                                                                    0.89%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.19)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   91
   3 years                                                                $  284
   5 years                                                                $  493
  10 years                                                                $1,096



                                                                               5
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
INTERMEDIATE TERM INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Term Income Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Income Fund invests in investment grade debt securities, such as:


* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

* mortgage- and asset-backed securities.


* corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of two to seven years and an average effective duration of two to six years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in the "More About The Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About The Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               6
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
INTERMEDIATE TERM INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

14.62%     4.22%     7.01%     8.20%    -0.48%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:     Quarter ending    June 30, 1995       4.71%
Worst Quarter:    Quarter ending    March 31, 1999     (0.60)%

 AVERAGE ANNUAL TOTAL RETURNS                  Inception                                   Since
AS OF 12/31/99                                      Date    One Year    Five Years     Inception
------------------------------------------------------------------------------------------------
Intermediate Term Income Fund                     2/4/94     (0.48)%         6.60%         5.76%
------------------------------------------------------------------------------------------------
Lehman Intermediate Gov't/Corp Bond Index(1)                  0.39%          7.09%         5.77%
------------------------------------------------------------------------------------------------

(1) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)                                               None

  MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Management Fees                                                          0.70%
  Distribution and Service (12b-1) Fees                                     None
  Other Expenses                                                           0.17%
  TOTAL                                                                    0.87%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.17)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
 1 year                                                                   $   89
 3 years                                                                  $  278
 5 years                                                                  $  482
10 years                                                                  $1,073


                                                                               7
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
LIMITED TERM INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Limited Term Income Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Limited Term Income Fund invests in investment grade debt securities, such as:

* mortgage- and asset-backed securities;


* corporate debt obligations.

* U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


* commercial paper.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity and an average effective duration for its portfolio securities of one to three years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in the "More About The Funds -- Investment Strategies" Section.

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About The Funds -- Investment Strategies" Section.

Foreign Security Risk
Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. In addition, the fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
LIMITED TERM INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

 8.23%     5.60%     5.93%     6.08%     3.34%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:     Quarter ending    June 30, 1995      2.47%
Worst Quarter:    Quarter ending    June 30, 1999      0.60%

AVERAGE ANNUAL TOTAL RETURNS                          Inception                                   Since
AS OF 12/31/99                                             Date   One Year    Five Years      Inception
-------------------------------------------------------------------------------------------------------
Limited Term Income Fund                                 2/4/94      3.34%         5.83%          5.18%
-------------------------------------------------------------------------------------------------------
Lehman Gov't/Corporate Index 1-3 Year Bond Index(1)                  2.96%         4.62%          5.68%
-------------------------------------------------------------------------------------------------------
Merrill Lynch 1-Year U.S. Treasury Bill Index(2)                     4.03%         5.85%          5.05%

(1) An unmanaged index of one to three year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 2/28/94. Previously, the fund used the Merrill Lynch 1-Year U.S. Treasury Bill Index as a benchmark. Going forward, the fund will use the Lehman Government/Corporate Index 1-3 Year Bond Index as a comparison, because it is better suited to the fund's investment strategies.

(2) An unmanaged index of one-year constant maturity Treasury bills. The since inception performance of the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)                                               None

  MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Management Fees                                                          0.70%
  Distribution and Service (12b-1) Fees                                     None
  Other Expenses                                                           0.17%
  TOTAL                                                                    0.87%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.27)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.60%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
 1 year                                                                   $   89
 3 years                                                                  $  278
 5 years                                                                  $  482
10 years                                                                  $1,073



                                                                               9
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 65% of its total assets) in a combination of:


* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

* high-yield (non-investment grade) debt obligations issued by domestic issuers.


* investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.


There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities or unrated securities of comparable quality, commonly referred to as "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About The Funds -- Investment Strategies" Section.

Risks of Foreign Securities
Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

Risks of High-Yield Securities
A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Risks of Emerging Markets
The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


                                                                              10
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
STRATEGIC INCOME FUND CONTINUED

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in the "More About The Funds -- Investment Strategies" Section.

Risks of Common Stocks
The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

Risks of Dollar Roll Transactions

The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.



--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares were first offered in 1998, only one calendar year of information is available.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                              11
PROSPECTUS - First American Bond Funds
             Class Y Shares

Fund Summaries
STRATEGIC INCOME FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

 3.32%
------
 1999


Best Quarter:     Quarter ending    December 31, 1999    2.95%
Worst Quarter:    Quarter ending    June 30, 1999       (0.56)%

AVERAGE ANNUAL TOTAL RETURNS              Inception                        Since
AS OF 12/31/99                                 Date      One Year      Inception
--------------------------------------------------------------------------------
Strategic Income Fund                       7/24/98         3.32%          1.66%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(1)                             (0.83)%         0.45%
--------------------------------------------------------------------------------

(1) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 7/31/98.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD)                                               None

  MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
  Management Fees                                                          0.70%
  Distribution and Service (12b-1) Fees                                     None
  Other Expenses                                                           0.23%
  TOTAL                                                                    0.93%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Management." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

  Waiver of Fund Expenses                                                (0.03)%
  TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                  0.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
 1 year                                                                   $   95
 3 years                                                                  $  296
 5 years                                                                  $  515
10 years                                                                  $1,143



                                                                              12
PROSPECTUS - First American Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Strategic Income Fund may hold portfolio securities that trade on weekends or other days when the fund does not price its shares. Therefore, the net asset value of Strategic Income Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchange will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                              13
PROSPECTUS - First American Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you 'buy the dividend.' You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

Strategic Income Fund may realize foreign currency losses that will reduce the amount of ordinary income that the fund has available to distribute to shareholders. As a result, some of the distributions made by the fund may be characterized as a return of capital rather than as taxable dividends. Strategic Income Fund will report to shareholders after the close of the calendar year the portion of distributions made during the year that constituted a return of capital and the portion that constituted taxable dividends.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


--------------------------------------------------------------------------------
TAXES ON DISTRIBUTIONS

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.


--------------------------------------------------------------------------------
TAXES ON TRANSACTIONS

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              14
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory Fee
                                                                       as a % of
                                                                   Average Daily
                                                                      Net Assets
--------------------------------------------------------------------------------
CORPORATE BOND FUND(1)                                                     0.70%

FIXED INCOME FUND                                                          0.51%

INTERMEDIATE TERM INCOME FUND                                              0.53%

LIMITED TERM INCOME FUND                                                   0.43%

STRATEGIC INCOME FUND                                                      0.67%
--------------------------------------------------------------------------------


(1) Corporate Bond Fund commenced operations as of the date of this Prospectus. The contractual fee rate is shown in the table.


Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Sub-Advisor
Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee.


Federated Global Investment Management Corp. is a sub-advisor to the fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. Federated Global Investment Management Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations.

First American Asset Management manages the fund's investments in U.S. government obligations, investment grade and domestic debt obligations and U.S. dollar denominated foreign corporate debt obligations, and determines how the fund's assets will be allocated among the three sectors in which the fund invests. The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts.

The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts.


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330



                                                                              15
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
MANAGEMENT CONTINUED

Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management or, in the case of Strategic Income Fund, the sub-advisor.


                                                                              16
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Investment Approach
For funds other than Strategic Income Fund and Corporate Bond Fund, fund managers generally employ a "top-down" approach in selecting securities for the funds. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the funds. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection. For the Corporate Bond Fund, fund managers employ a "bottom-up" approach to identify relative value in the corporate bond market.

For Strategic Income Fund, the advisor is responsible for allocating the fund's portfolio among the three categories of securities in which the fund invests, as discussed above in the "Fund Summaries" section. After making this allocation, the advisor uses the top-down approach discussed above to select the fund's investments in U.S. government and investment grade domestic debt obligations. In selecting domestic high-yield securities, the advisor focuses on individual security selection, analyzing the business, competitive position and financial condition of each issuer to assess whether the security's risk is commensurate with its potential return. With regard to the fund's investments in foreign securities, the fund's sub-advisor looks primarily for securities offering higher interest rates. The sub-advisor attempts to manage the risks of these securities by investing the foreign security portion of the fund's portfolio in a large number of securities from a wide range of foreign countries, and by allocating this portion of the portfolio among countries whose markets, based on historical analysis, respond differently to changes in the global economy.

Effective Duration

Each fund, other than Strategic Income Fund, attempts to maintain the effective duration of its portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.


Temporary Investments
In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover
Portfolio turnover for Corporate Bond Fund is expected to be low under normal market conditions. Other funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate (except for Corporate Bond Fund, which just began operations).


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Interest Rate Risk
Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest


                                                                              17
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

Risks of High-Yield Securities
A significant portion of the portfolios of Strategic Income Fund and Corporate Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk

Strategic Income Fund and Corporate Bond Fund are exposed to liquidity risk because of their investments in high yield bonds. Strategic Income Fund's investment in emerging markets also exposes it to liquidity risk. Trading opportunities are more limited for debt securities that have received ratings below investment grade or are issued by companies located in emerging markets. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Each fund other than Strategic Income Fund and Corporate Bond Fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Call Risk
Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Prepayment Risk
Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk

Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short -or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


Risks of Dollar Roll Transactions
In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be


                                                                              18
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


--------------------------------------------------------------------------------
ADDITIONAL RISKS OF STRATEGIC INCOME FUND

Risks of Foreign Investing
Foreign investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. Foreign investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. The fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.


FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subjectto less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.


INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Risks of Emerging Markets
Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than political systems that can be expected to have less stability than, and to those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Sector Risk
A substantial part of Strategic Income Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with similar characteristics. As a result, the fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.


                                                                              19
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. No information is presented for the Corporate Bond Fund as that fund was not offered prior to the date of this prospectus. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


FIXED INCOME FUND


                                                                FISCAL YEAR ENDED SEPTEMBER 30,
                                                 1999           1998           1997          1996           1995
------------------------------------------   ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, Beginning of Period         $    11.69     $    10.96     $    10.76     $    10.97     $    10.37
                                             ----------     ----------     ----------     ----------     ----------
Investment Operations:
  Net Investment Income                            0.61           0.60           0.62           0.63           0.66
  Net Gains (Losses) on Investments
   (both realized and unrealized)                 (0.89)          0.74           0.27          (0.11)          0.62
                                             ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations                (0.28)          1.34           0.89           0.52           1.28
                                             ----------     ----------     ----------     ----------     ----------
Less Distributions:
  Dividends (from Net Investment Income)          (0.61)         (0.60)         (0.62)         (0.63)         (0.65)
  Distributions (from Capital Gains)              (0.15)         (0.01)         (0.07)         (0.10)         (0.03)
                                             ----------     ----------     ----------     ----------     ----------
  Total Distributions                             (0.76)         (0.61)         (0.69)         (0.73)         (0.68)
                                             ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period               $    10.65     $    11.69     $    10.96     $    10.76     $    10.97
                                             ==========     ==========     ==========     ==========     ==========
Total Return                                      (2.44)%        12.66%          8.54%          4.90%         12.86%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $1,239,900     $1,210,661     $  705,719     $  391,211     $  289,816
Ratio of Expenses to Average Net Assets            0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of Net Income to Average Net Assets          5.57%          5.35%          5.71%          5.81%          6.28%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               0.89%          0.86%          0.88%          0.87%          0.94%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                               5.38%          5.19%          5.53%          5.64%          6.04%
Portfolio Turnover Rate                              90%           147%           130%           108%           106%
------------------------------------------   ----------     ----------     ----------     ----------     ----------



                                                                              20
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED


INTERMEDIATE TERM INCOME FUND

                                                                               FISCAL YEAR ENDED SEPTEMBER 30,
                                                                  1999         1998         1997         1996         1995
-------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  10.42     $   9.98     $   9.93     $   9.94     $   9.55
                                                                --------     --------     --------     --------     --------
Investment Operations:
  Net Investment Income                                             0.52         0.53         0.55         0.55         0.58
  Net Gains (Losses) on Investments
   (both realized and unrealized)                                  (0.53)        0.46         0.13           --         0.39
                                                                --------     --------     --------     --------     --------
  Total From Investment Operations                                 (0.01)        0.99         0.68         0.55         0.97
                                                                --------     --------     --------     --------     --------
Less Distributions:
  Dividends (from Net Investment Income)                           (0.52)       (0.53)       (0.56)       (0.55)       (0.58)
  Distributions (from Capital Gains)                               (0.12)       (0.02)       (0.07)       (0.01)          --
                                                                --------     --------     --------     --------     --------
  Total Distributions                                              (0.64)       (0.55)       (0.63)       (0.56)       (0.58)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                  $   9.77     $  10.42     $   9.98     $   9.93     $   9.94
                                                                ========     ========     ========     ========     ========
Total Return                                                       (0.06)%      10.27%        6.98%        5.63%       10.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $348,864     $430,672     $324,250     $ 98,702     $ 88,375
Ratio of Expenses to Average Net Assets                             0.70%        0.70%        0.70%        0.70%        0.70%
Ratio of Net Income to Average Net Assets                           5.17%        5.24%        5.51%        5.45%        5.94%
Ratio of Expenses to Average Net Assets (excluding waivers)         0.87%        0.86%        0.92%        0.88%        0.94%
Ratio of Net Income to Average Net Assets (excluding waivers)       5.00%        5.08%        5.29%        5.27%        5.70%
Portfolio Turnover Rate                                               65%         166%         165%         161%          69%
-------------------------------------------------------------   --------     --------     --------     --------     --------



LIMITED TERM INCOME FUND


                                                                                FISCAL YEAR ENDED SEPTEMBER 30,
                                                                   1999         1998         1997         1996        1995
--------------------------------------------------------------   --------     --------     --------     -------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $  10.04     $   9.94     $   9.91     $  9.92     $   9.85
                                                                 --------     --------     --------     -------     --------
Investment Operations:
  Net Investment Income                                              0.52         0.53         0.56        0.58         0.56
  Net Gains (Losses) on Investments
   (both realized and unrealized)                                   (0.17)        0.10         0.03       (0.01)        0.07
                                                                 --------     --------     --------     -------     --------
  Total From Investment Operations                                   0.35         0.63         0.59        0.57         0.63
                                                                 --------     --------     --------     -------     --------
Less Distributions:
  Dividends (from Net Investment Income)                            (0.52)       (0.53)       (0.56)      (0.58)       (0.56)
                                                                 --------     --------     --------     -------     --------
  Total Distributions                                               (0.52)       (0.53)       (0.56)      (0.58)       (0.56)
                                                                 --------     --------     --------     -------     --------
Net Asset Value, End of Period                                   $   9.87     $  10.04     $   9.94     $  9.91     $   9.92
                                                                 ========     ========     ========     =======     ========
Total Return                                                         3.53%        6.55%        6.09%       5.93%        6.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $119,522     $173,136     $184,368     $93,588     $111,439
Ratio of Expenses to Average Net Assets                              0.60%        0.60%        0.60%       0.60%        0.60%
Ratio of Net Income to Average Net Assets                            5.15%        5.33%        5.60%       5.80%        5.67%
Ratio of Expenses to Average Net Assets (excluding waivers)          0.87%        0.87%        0.90%       0.84%        0.97%
Ratio of Net Income to Average Net Assets (excluding waivers)        4.88%        5.06%        5.30%       5.56%        5.30%
Portfolio Turnover Rate                                                65%         112%         147%         61%         120%
--------------------------------------------------------------   --------     --------     --------     -------     --------



                                                                              21
PROSPECTUS - First American Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

STRATEGIC INCOME FUND


                                                               FISCAL YEAR ENDED    PERIOD ENDED
                                                                 SEPTEMBER 30,      SEPTEMBER 30,
                                                                    1999(3)            1998(1)
-------------------------------------------------------------  -----------------    -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                $   9.27           $ 10.00
                                                                    --------           -------
Investment Operations:
  Net Investment Income                                                 0.80              0.14
  Net Gains (Losses) on Investments
   (both realized and unrealized)                                      (0.25)            (0.75)
                                                                    --------           -------
  Total From Investment Operations                                      0.55             (0.61)
                                                                    --------           -------
Less Distributions:
  Dividends (from Net Investment Income)                               (0.73)            (0.12)
                                                                    --------           -------
  Total Distributions                                                  (0.73)            (0.12)
                                                                    --------           -------
Net Asset Value, End of Period                                      $   9.09           $  9.27
                                                                    ========           =======
Total Return                                                            5.96%            (6.13)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                     $184,666           $54,491
Ratio of Expenses to Average Net Assets                                 0.90%             0.90%(2)
Ratio of Net Income to Average Net Assets                               8.56%             8.44%(2)
Ratios of Expenses to Average Net Assets (excluding waivers)            0.93%             1.05%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)           8.53%             8.29%(2)
Portfolio Turnover Rate                                                   40%               61%
-------------------------------------------------------------       --------           -------


(1) Class Y shares have been offered since July 24, 1998.

(2) Annualized.


(3) Per share data for 1999 was calculated using the average shares outstanding method.


                                                                              22
PROSPECTUS - First American Bond Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfosec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. BOX 1330, MINNEAPOLIS, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000



ASSET CLASSES


 *   EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

(*)  TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS



PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.



FIRST AMERICAN

INTERMEDIATE
    TAX FREE
        FUNDS


CLASS A SHARES

CALIFORNIA INTERMEDIATE TAX FREE FUND
COLORADO INTERMEDIATE TAX FREE FUND
INTERMEDIATE TAX FREE FUND
MINNESOTA INTERMEDIATE TAX FREE FUND
OREGON INTERMEDIATE TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  California Intermediate Tax Free Fund                              2
--------------------------------------------------------------------------------
  Colorado Intermediate Tax Free Fund                                5
--------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                         8
--------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                              10
--------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                                 13
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                     16
--------------------------------------------------------------------------------
  Selling Shares                                                    18
--------------------------------------------------------------------------------
  Managing Your Investment                                          19
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                        21
--------------------------------------------------------------------------------
  More About The Funds                                              22
--------------------------------------------------------------------------------
  Financial Highlights                                              24
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                        Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Intermediate Tax Free Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                               1
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
CALIFORNIA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE


California Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, California Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


                                                                               2
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
CALIFORNIA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               3
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
CALIFORNIA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


[BAR CHART]

 5.82%    -0.90%
----------------
 1998      1999


Best Quarter:    Quarter ending    September 30, 1998      3.77%
Worst Quarter:   Quarter ending    June 30, 1999          (1.86)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                     Since
AS OF 12/31/99                                        Date    One Year     Inception
------------------------------------------------------------------------------------
California Intermediate Tax Free Fund               8/8/97     (3.36)%         2.11%
------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)                 (0.14)%         3.98%
------------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 8/31/97.


--------------------------------------------------------------------------------
FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

-------------------------------------------------------------   ------------
SHAREHOLDER FEES                                                CLASS A
-------------------------------------------------------------   ------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                         2.50%(2)
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500               $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-------------------------------------------------------------   ------------
 Management Fees                                                  0.70%
 Distribution and Service (12b-1) Fees                            0.25%
 Other Expenses                                                   0.22%
 TOTAL                                                            1.17%
-------------------------------------------------------------   ------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                    (0.47)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%


THE DISTRIBUTOR INTENDS TO WAIVE PAYMENT OF ALL 12b-1 FEES DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  366
   3 years                                                                $  612
   5 years                                                                $  878
  10 years                                                                $1,635


                                                                               4
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
COLORADO INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE


Colorado Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Colorado Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

                                                                               5
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
COLORADO INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               6
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
COLORADO INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


[BAR CHART]

12.33%     3.86%     7.07%     5.44%    -1.58%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:      Quarter ending     March 31, 1995       5.18%
Worst Quarter:     Quarter ending     June 30, 1999       (1.85)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                                    Since
AS OF 12/31/99                                        Date    One Year    Five Years      Inception
---------------------------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund                 4/4/94     (4.08)%         4.78%          4.66%
---------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)                 (0.14)%         6.36%          5.65%
---------------------------------------------------------------------------------------------------


(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 4/30/94.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------   ------------
SHAREHOLDER FEES                                       CLASS A
----------------------------------------------------   ------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                2.50%(2)
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500       $ 25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------   ------------
 Management Fees                                         0.70%
 Distribution and Service (12b-1) Fees                   0.25%
 Other Expenses                                          0.20%
 TOTAL                                                   1.15%
----------------------------------------------------   ------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                    (0.45)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%


THE DISTRIBUTOR INTENDS TO WAIVE PAYMENT OF ALL 12b-1 FEES DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  364
   3 years                                                                $  606
   5 years                                                                $  867
  10 years                                                                $1,613


                                                                               7
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 10 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               8
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

5.54%   8.44%   6.49%   8.20%   -2.95%  12.89%  3.72%   6.79%   5.38%   -1.46%
------------------------------------------------------------------------------
1990    1991    1992    1993     1994   1995    1996    1997    1998     1999

Best Quarter:      Quarter ending     March 31, 1995       5.10%
Worst Quarter:     Quarter ending     March 31, 1994      (4.10)%


AVERAGE ANNUAL TOTAL RETURNS            Inception
AS OF 12/31/99                               Date   One Year    Five Years      Ten Years
-----------------------------------------------------------------------------------------
Intermediate Tax Free Fund               12/22/87    (3.93)%         4.83%          4.94%
-----------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)                (0.14)%         6.36%          6.60%
-----------------------------------------------------------------------------------------
Lehman Brothers 7-Year G.O. Index(2)                 (0.17)%         6.50%          6.56%
-----------------------------------------------------------------------------------------


(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. Previously, the fund used the Lehman 7-Year G.O. Index as a benchmark. Going forward, the fund will use the Lehman 7-Year Municipal Bond Index as a comparison, because it is better suited to the fund's investment strategies.

(2) An unmanaged index comprised of fixed rate, investment grade, general obligation tax-exempt bonds with maturities between six and eight years.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------   ------------
SHAREHOLDER FEES                                       CLASS A
----------------------------------------------------   ------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                2.50%(2)
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500      $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------   ------------
 Management Fees                                         0.70%
 Distribution and Service (12b-1) Fees                   0.25%
 Other Expenses                                          0.17%
 TOTAL                                                   1.12%
----------------------------------------------------   ------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                    (0.42)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%


THE DISTRIBUTOR INTENDS TO WAIVE PAYMENT OF ALL 12b-1 FEES DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  361
   3 years                                                                $  597
   5 years                                                                $  851
  10 years                                                                $1,579


                                                                               9
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
MINNESOTA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE


Minnesota Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Minnesota Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

                                                                              10
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
MINNESOTA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                              11
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
MINNESOTA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.67%     3.82%     6.74%     5.34%    -1.26%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:      Quarter ending     March 31, 1995       5.30%
Worst Quarter:     Quarter ending     June 30, 1999       (1.62)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                                    Since
AS OF 12/31/99                                        Date    One Year    Five Years      Inception
---------------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund               2/25/94     (3.72)%         4.84%          3.64%
---------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)                 (0.14)%         6.36%          5.13%
---------------------------------------------------------------------------------------------------


(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 2/28/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------   ------------
SHAREHOLDER FEES                                       CLASS A
----------------------------------------------------   ------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                2.50%(2)
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500      $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------   ------------
 Management Fees                                         0.70%
 Distribution and Service (12b-1) Fees                   0.25%
 Other Expenses                                          0.17%
 TOTAL                                                   1.12%
----------------------------------------------------   ------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                    (0.42)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%


THE DISTRIBUTOR INTENDS TO WAIVE PAYMENT OF ALL 12b-1 FEES DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


   1 year                                                                 $  361
   3 years                                                                $  597
   5 years                                                                $  851
  10 years                                                                $1,579


                                                                              12

PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
OREGON INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE


Oregon Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Oregon Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Oregon ncome tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Oregon and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

                                                                              13
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
OREGON INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.


Information in the bar chart and the table is for the fund's Class Y shares, which are offered through another prospectus. Information for Class A shares is not presented because those shares have not been offered for a full calendar year. The Class A and Class Y shares will have substantially similar returns, because they are invested in the same portfolio of securities. However, Class A share returns will be lower because these shares have higher expenses.


Both the chart and the table assume that all distributions have been reinvested.

                                                                              14
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Fund Summaries
OREGON INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

 5.36%    -1.50%
----------------
 1998      1999


Best Quarter:    Quarter ending    September 30, 1998      2.91%
Worst Quarter:   Quarter ending    June 30, 1999          (1.64)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                     Since
AS OF 12/31/99                                        Date    One Year     Inception
------------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund (Class Y)(1)      8/8/97     (3.97)%         1.73%
------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(2)                 (0.14)%         3.98%
------------------------------------------------------------------------------------

(1) Class Y share returns have been adjusted to reflect the 2.50% front-end sales charge imposed on Class A shares. Class Y shares have no sales charges. Class A share inception date is 2/1/99.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 8/31/97.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------   ------------
SHAREHOLDER FEES                                       CLASS A
----------------------------------------------------   ------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                2.50%(2)
 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500      $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------   ------------
 Management Fees                                         0.70%
 Distribution and Service (12b-1) Fees                   0.25%
 Other Expenses                                          0.17%
 TOTAL                                                   1.12%
----------------------------------------------------   ------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                    (0.42)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%


THE DISTRIBUTOR INTENDS TO WAIVE PAYMENT OF ALL 12b-1 FEES DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

   1 year                                                                 $  361
   3 years                                                                $  597
   5 years                                                                $  851
  10 years                                                                $1,579

                                                                              15
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Policies & Services
BUYING SHARES


You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
12B-1 FEES

Each fund has adopted a plan under rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders. Class A shares of the funds pay shareholder servicing fees equal, on an annual basis to 0.25% of average daily net assets.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A share average daily net assets. However, if an institution sells Class A shares at net asset value and receives a commission on that sale, the institution does not begin to receive its annual fee until one year after the shares are sold. The distributor may pay additional fees to institutions using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.


The distributor is currently waiving its Class A share 12b-1 fee for each fund. Therefore, the distributor will not pay institutions the annual fee referred to above in connection with their sales of Class A shares of the funds.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                                          Maximum
                                Sales Charge          Reallowance
                           As a % of     As a % of      as a % of
                            Offering     Net Asset       Purchase
                               Price         Value          Price
                         -----------   -----------   ------------
Less than  $ 50,000            2.50%         2.56%          2.25%
$ 50,000 - $ 99,999            2.00%         2.04%          1.75%
$100,000 - $249,999            1.50%         1.52%          1.25%
$250,000 - $499,999            1.00%         1.01%          0.75%
$500,000 - $999,999            0.75%         0.76%          0.50%
$1 million and over            0.00%         0.00%          0.00%

--------------------------------------------------------------------------------
REDUCING YOUR SALES CHARGE

As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares by certain other accounts also will be combined to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. (See "For Investments of Over $1 Million.")

                                                                              16
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Policies & Services
BUYING SHARES CONTINUED

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

--------------------------------------------------------------------------------

   FOR INVESTMENTS OF OVER $1 MILLION


   There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.


   To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:


   *  redemptions following the death or disability of a shareholder.


   * redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.


By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professinal or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

*  all purchases must be made in U.S. dollars.


* third-party checks, credit cards, credit card checks and cash are not accepted.


* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your checking account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.


You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.


                                                                              17
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professsional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

*  Name of the fund

*  Account number

*  Dollar amount or number of shares redeemed

*  Name on the account

*  Signatures of all registered account owners


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

*  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


--------------------------------------------------------------------------------

   ACCOUNTS WITH LOW BALANCES


   Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

   * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

   * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

   Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.


                                                                              18
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Policies & Services
MANAGING YOUR INVESTMENT


--------------------------------------------------------------------------------

EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------

   TELEPHONE TRANSACTIONS


   You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


   The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

   It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Dividends and Distributions
Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.



                                                                              19
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

California Income Taxation

California Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.


Colorado Income Taxation

Dividends paid by Colorado Intermediate Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.


Minnesota Income Taxation

Minnesota Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.


Oregon Income Taxation

Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts, and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.


                                                                              20
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through
its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:
                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND                                      0.48%

COLORADO INTERMEDIATE TAX FREE FUND                                        0.50%

INTERMEDIATE TAX FREE FUND                                                 0.53%

MINNESOTA INTERMEDIATE TAX FREE FUND                                       0.53%

OREGON INTERMEDIATE TAX FREE FUND                                          0.53%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the fund's investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.
                                                                              21
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------

OBJECTIVES


The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Investment Approach
In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity and portfolio diversification. In the case of Intermediate Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities
Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


The funds may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Each fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.
See "Risks -- Risks of Municipal Lease Obligations."

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities may be highly volatile as interest rates rise or fall. See "Risks -- Risks of Inverse Floating Rate Securities."


Refunded Bonds
Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations.

Temporary Investments
In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover
Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Interest Rate Risk

Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."


                                                                              22
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Call Risk
Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Political and Economic Risk
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities
Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations
Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

                                                                              23
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A shares of the funds. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


CALIFORNIA INTERMEDIATE TAX FREE FUND


                                                                                 Fiscal year ended September 30,
                                                                                 1999          1998         1997(1)
                                                                             -----------   -----------   -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                                           $ 10.37      $ 10.04        $10.00
                                                                               -------      -------        ------
Investment Operations:
 Net Investment Income                                                            0.42         0.43          0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                 (0.46)        0.33          0.04
                                                                               -------      -------        ------
 Total From Investment Operations                                                (0.04)        0.76          0.10
                                                                               -------      -------        ------
Less Distributions:
 Dividends (from Net Investment Income)                                          (0.41)       (0.43)        (0.06)
 Distributions (from Capital Gains)                                              (0.03)          --            --
                                                                               -------      -------        ------
 Total Distributions                                                             (0.44)       (0.43)        (0.06)
                                                                               -------      -------        ------
Net Asset Value, End of Period                                                 $  9.89      $ 10.37        $10.04
                                                                               =======      =======        ======
Total Return                                                                     (0.40)%       7.80%         1.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                $ 2,042      $    82        $    1
Ratio of Expenses to Average Net Assets                                           0.70%        0.70%         0.69%(2)
Ratio of Net Investment Income to Average Net Assets                              4.19%        4.22%         4.48%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                       1.17%        1.21%         1.36%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)          3.72%        3.71%         3.81%(2)
Portfolio Turnover Rate                                                              9%          22%            3%
--------------------------------------------------------------------------     -------      --------       ------


(1) The fund commenced operations on August 8, 1997.

(2) Annualized.

                                                                              24
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                   Class A Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

COLORADO INTERMEDIATE TAX FREE FUND



                                                                       Fiscal year ended September 30,
                                                            1999        1998        1997        1996        1995
                                                        ----------- ----------- ----------- ----------- -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $10.89      $10.61      $10.42      $10.51      $10.15
                                                           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                       0.46        0.47        0.48        0.49        0.49
 Net Gains (Losses) on Investments
  (both realized and unrealized)                            (0.55)       0.30        0.24       (0.04)       0.36
                                                           ------      ------      ------      ------      ------
 Total From Investment Operations                           (0.09)       0.77        0.72        0.45        0.85
                                                           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from Net Investment Income)                     (0.46)      (0.47)      (0.48)      (0.49)      (0.49)
 Distributions (from Capital Gains)                         (0.02)      (0.02)      (0.05)      (0.05)         --
                                                           ------      ------      ------      ------      ------
 Total Distributions                                        (0.48)      (0.49)      (0.53)      (0.54)      (0.49)
                                                           ------      ------      ------      ------      ------
Net Asset Value, End of Period                             $10.32      $10.89      $10.61      $10.42      $10.51
                                                           ======      ======      ======      ======      ======
Total Return                                                (0.88)%      7.43%       7.11%       4.39%       8.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $4,733      $4,301      $4,187      $2,861      $2,189
Ratio of Expenses to Average Net Assets                      0.70%       0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income to Average Net Assets         4.32%       4.43%       4.55%       4.69%       4.83%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                    1.15%       1.17%       1.16%       1.18%       1.27%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                         3.87%       3.96%       4.09%       4.21%       4.26%
Portfolio Turnover Rate                                        33%         19%         11%         20%         19%
-------------------------------------------------------    ------      ------      ------      ------      ------


INTERMEDIATE TAX FREE FUND FUND



                                                                      Fiscal year ended September 30,
                                                           1999        1998        1997        1996        1995
                                                       ----------- ----------- ----------- ----------- -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 11.05    $ 10.84     $ 10.66     $ 10.72    $ 10.28
                                                           -------    -------     -------     -------    -------
Investment Operations:
 Net Investment Income                                        0.46       0.47        0.47        0.46       0.49
 Net Gains (Losses) on Investments
  (both realized and unrealized)                             (0.55)      0.27        0.24        0.01       0.43
                                                           -------    -------     -------     -------    -------
 Total From Investment Operations                            (0.09)      0.74        0.71        0.47       0.92
                                                           -------    -------     -------     -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                      (0.46)     (0.47)      (0.47)      (0.46)     (0.48)
 Distributions (from Capital Gains)                          (0.05)     (0.06)      (0.06)      (0.07)        --
                                                           -------    -------     -------     -------    -------
 Total Distributions                                         (0.51)     (0.53)      (0.53)      (0.53)     (0.48)
                                                           -------    -------     -------     -------    -------
Net Asset Value, End of Period                             $ 10.45    $ 11.05     $ 10.84     $ 10.66    $ 10.72
                                                           =======    =======     =======     =======    =======
Total Return                                                 (0.78)%     7.04%       6.84%       4.45%      9.15%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $10,713    $ 9,196     $ 3,849     $ 2,618    $   983
Ratio of Expenses to Average Net Assets                       0.70%      0.70%       0.67%       0.66%      0.67%
Ratio of Net Investment Income to Average Net Assets          4.31%      4.31%       4.41%       4.35%      4.71%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     1.12%      1.11%       1.18%       1.17%      1.30%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                          3.89%      3.90%       3.90%       3.84%      4.08%
Portfolio Turnover Rate                                         23%        27%         66%         53%        68%
-------------------------------------------------------    -------    -------     -------     -------    -------


                                                                              25
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MINNESOTA INTERMEDIATE TAX FREE FUND



                                                                     Fiscal year ended September 30,
                                                           1999        1998       1997       1996       1995
                                                       ----------- ----------- ---------- ---------- ----------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 10.29      $ 10.09    $  9.91    $  9.92    $  9.58
                                                         -------      -------    -------    -------    -------
Investment Operations:
 Net Investment Income                                      0.43         0.43       0.44       0.45       0.46
 Net Gains (Losses) on Investments
  (both realized and unrealized)                           (0.47)        0.24       0.21       0.02       0.33
                                                         -------      -------    -------    -------    -------
 Total From Investment Operations                          (0.04)        0.67       0.65       0.47       0.79
                                                         -------      -------    -------    -------    -------
Less Distributions:
 Dividends (from Net Investment Income)                    (0.43)       (0.43)     (0.44)     (0.45)     (0.45)
 Distributions (from Capital Gains)                        (0.03)       (0.04)     (0.03)     (0.03)        --
                                                         -------      -------    -------    -------    -------
 Total Distributions                                       (0.46)       (0.47)     (0.47)     (0.48)     (0.45)
                                                         -------      -------    -------    -------    -------
Net Asset Value, End of Period                           $  9.79      $ 10.29    $ 10.09    $  9.91    $  9.92
                                                         =======      =======    =======    =======    =======
Total Return                                               (0.43)%       6.80%      6.72%      4.80%      8.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $14,629      $10,330    $ 7,453    $ 3,916    $ 2,219
Ratio of Expenses to Average Net Assets                     0.70%        0.70%      0.70%      0.70%      0.70%
Ratio of Net Investment Income to Average Net Assets        4.30%        4.30%      4.49%      4.52%      4.74%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.12%        1.11%      1.15%      1.18%      1.25%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                        3.88%        3.89%      4.04%      4.04%      4.19%
Portfolio Turnover Rate                                       12%          24%        20%        19%        38%
-------------------------------------------------------  -------      -------    -------    -------    -------


OREGON INTERMEDIATE TAX FREE FUND



                                                                            Fiscal year ended
                                                                              September 30,
                                                                                  1999(1)
                                                                                -----------
PER SHARE DATA
Net Asset Value, Beginning of Period                                              $ 10.23
                                                                                  -------
Investment Operations:
 Net Investment Income                                                               0.29
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                   ( 0.51)
                                                                                  -------
 Total From Investment Operations                                                  ( 0.22)
                                                                                  -------
Less Distributions:
 Dividends (from Net Investment Income)                                            ( 0.29)
 Distributions (from Capital Gains)                                                    --
                                                                                  -------
 Total Distributions                                                               ( 0.29)
                                                                                  -------
Net Asset Value, End of Period                                                    $  9.72
                                                                                  =======
Total Return                                                                       ( 2.22)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                  $  2,005
Ratio of Expenses to Average Net Assets                                              0.70%(2)
Ratio of Net Investment Income to Average Net Assets                                 4.37%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                          1.12%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)             3.95%(2)
Portfolio Turnover Rate                                                                13%
--------------------------------------------------------------------------       ----------

(1) Class A Shares have been offered since February 1, 1999.

(2) Annualized.


                                                                              26
PROSPECTUS - First American Intermediate Tax Free Bond Funds
                  Class A Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF10026R


[LOGO] FIRST AMERICAN FUNDS (R)
       THE POWER OF DISCIPLINED INVESTING (R)

JANUARY 31, 2000


ASSET CLASSES

 *   EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

(*)  TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

INTERMEDIATE
    TAX FREE
       FUNDS


CLASS Y SHARES

CALIFORNIA INTERMEDIATE TAX FREE FUND
COLORADO INTERMEDIATE TAX FREE FUND
INTERMEDIATE TAX FREE FUND
MINNESOTA INTERMEDIATE TAX FREE FUND
OREGON INTERMEDIATE TAX FREE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  California Intermediate Tax Free Fund                            2
--------------------------------------------------------------------------------
  Colorado Intermediate Tax Free Fund                              4
--------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                       6
--------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                             8
--------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                               10
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                       12
--------------------------------------------------------------------------------
  Managing Your Investment                                        13
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                      15
--------------------------------------------------------------------------------
  More About The Funds                                            16
--------------------------------------------------------------------------------
  Financial Highlights                                            18
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                      Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION

This section of the prospectus describes the objectives of the First American Intermediate Tax Free Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                               1
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
CALIFORNIA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE
California Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.



--------------------------------------------------------------------------------
FUND PERFORMANCE
Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results. The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               2
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
CALIFORNIA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


[BAR CHART]

5.93%     -0.80%
----------------
1998       1999


Best Quarter:    Quarter ending    September 30, 1998      3.67%
Worst Quarter:   Quarter ending    June 30, 1999          (1.76)%

AVERAGE ANNUAL TOTAL RETURNS                   Inception                  Since
AS OF 12/31/99                                      Date    One Year  Inception
-------------------------------------------------------------------------------
California Intermediate Tax Free Fund             8/8/97     (0.80)%      3.25%
-------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)               (0.14)%      3.98%
-------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 8/31/97.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                      None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                          0.70%
 Distribution and Service (12b-1) Fees                                     None
 Other Expenses                                                           0.22%
 TOTAL                                                                    0.92%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.22)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                             $   94
   3 years                                                            $  293
   5 years                                                            $  509
  10 years                                                            $1,131


                                                                               3
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
COLORADO INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Colorado Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interst on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligations" bonds, which are backed by the full faith, credit and taxing power of the issuer.


* "revenue" bonds, which are payable only from the revenue generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities.)


The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.



--------------------------------------------------------------------------------
MAIN RISKS
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:


Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usally greater for longer-term debt securities. Inverse floating rate municipal securitiesmay be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE
Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
COLORADO INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.33%     3.86%     7.07%     5.25%    -1.59%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:      Quarter ending     March 31, 1995       5.18%
Worst Quarter:     Quarter ending     June 30, 1999       (1.86)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                                    Since
AS OF 12/31/99                                        Date    One Year    Five Years      Inception
---------------------------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund                 4/4/94     (1.59)%         5.29%          5.09%
---------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)                 (0.14)%         6.36%          5.65%
---------------------------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 4/30/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.20%
 TOTAL                                                                     0.90%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.20)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   92
   3 years                                                                $  287
   5 years                                                                $  498
  10 years                                                                $1,108



                                                                               5
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Tax Free Fund has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value with interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
The value of municipal securities owned by the fund may be adversely affected by state and local political and economic coniditons and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               6
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.79%     3.72%     6.80%     5.39%    -1.46%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:      Quarter ending     March 31, 1995       5.00%
Worst Quarter:     Quarter ending     June 30, 1999       (1.92)%

AVERAGE ANNUAL TOTAL RETURNS                    Inception                                    Since
AS OF 12/31/99                                       Date    One Year    Five Years      Inception
--------------------------------------------------------------------------------------------------
Intermediate Tax Free Fund                         2/4/94     (1.46)%         5.35%          3.87%
--------------------------------------------------------------------------------------------------
Lehman Brother 7-Year Municipal Bond Index(1)                 (0.14)%         6.36%          5.13%
--------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year G.O. Index(2)                          (0.17)%         6.50%          5.21%
--------------------------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 2/28/94. Previously, the fund used the Lehman 7-Year G.O. Index as a benchmark. Going forward, the fund will use the Lehman 7-Year Municipal Bond Index as a comparison, because it is better suited to the fund's investment strategies.

(2) An unmanaged index comprised of fixed rate, investment grade, general obligation tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.17%
 TOTAL                                                                     0.87%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.17)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   89
   3 years                                                                $  278
   5 years                                                                $  482
  10 years                                                                $1,073



                                                                               7
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
MINNESOTA INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Minnesota Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:


* "general obligations" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated bya specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversifications.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securites may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.



--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
MINNESOTA INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.66%     3.51%     6.65%     5.25%    -1.27%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:      Quarter ending     March 31, 1995       5.19%
Worst Quarter:     Quarter ending     June 30, 1999       (1.62)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                                    Since
AS OF 12/31/99                                        Date    One Year    Five Years      Inception
---------------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund               2/25/94     (1.27)%         5.26%          4.03%
---------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)                 (0.14)%         6.36%          5.13%
---------------------------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.17%
 TOTAL                                                                     0.87%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.17)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   1 year                                                                 $   89
   3 years                                                                $  278
   5 years                                                                $  482
  10 years                                                                $1,073



                                                                               9
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
OREGON INTERMEDIATE TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE
Oregon Intermediate Tax Free Fund has an objective of providing current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Oregon Intermediate Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:


* "general obligations" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

*  participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to 10 years under normal market conditions.



--------------------------------------------------------------------------------
MAIN RISKS
The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling marketing interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund ivnests may entail greater credit risk than the fund's investments in general obligations bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Oregon and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund.



--------------------------------------------------------------------------------
FUND PERFORMANCE
Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                              10
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Fund Summaries
OREGON INTERMEDIATE TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


[BAR CHART]

 5.36%    -1.50%
----------------
 1998      1999


Best Quarter:    Quarter ending    September 30, 1998      2.91%
Worst Quarter:   Quarter ending    June 30, 1999          (1.64)%

AVERAGE ANNUAL TOTAL RETURNS                     Inception                     Since
AS OF 12/31/99                                        Date    One Year     Inception
------------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund                   8/8/97     (1.50)%         2.81%
------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index(1)                 (0.14)%         3.98%
------------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with maturities between six and eight years. The since inception performance for the index is calculated from 8/31/97.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.17%
 TOTAL                                                                     0.87%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.17)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $   89
   3 years                                                                $  278
   5 years                                                                $  482
  10 years                                                                $1,073


                                                                              11
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                              12
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              13
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

California Income Taxation

California Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.


Colorado Income Taxation

Dividends paid by Colorado Intermediate Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.


Minnesota Income Taxation

Minnesota Intermediate Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.


Oregon Income Taxation

Dividends paid by Oregon Intermediate Tax Free Fund will be exempt from Oregon income taxes for individuals, trusts and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.



                                                                              14
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND                                      0.48%

COLORADO INTERMEDIATE TAX FREE FUND                                        0.50%

INTERMEDIATE TAX FREE FUND                                                 0.53%

MINNESOTA INTERMEDIATE TAX FREE FUND                                       0.53%

OREGON INTERMEDIATE TAX FREE FUND                                          0.53%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of relative net asset value. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              15
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES


The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.



--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Investment Approach
In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity and portfolio diversification. In the case of Intermediate Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities
Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


The funds may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Each fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.
See "Risks -- Risks of Municipal Lease Obligations."

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities may be highly volatile as interest rates rise or fall. See "Risks -- Risks of Inverse Floating Rate Securities."


Refunded Bonds
Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations.

Temporary Investments
In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover
Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

                                                                              16
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Interest Rate Risk

Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."


Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Call Risk
Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Political and Economic Risk
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities
Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations
Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                                                                              17
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of the funds. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's Class Y share operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


CALIFORNIA INTERMEDIATE TAX FREE FUND


                                                                                  Fiscal year ended September 30,
                                                                                 1999          1998         1997(1)
--------------------------------------------------------------------------      -------       -------       -------
PER SHARE DATA
Net Asset Value, Beginning of Period                                            $ 10.36       $ 10.03       $ 10.00
                                                                                -------       -------       -------
Investment Operations:
 Net Investment Income                                                             0.42          0.43          0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                  (0.45)         0.33          0.03
                                                                                -------       -------       -------
 Total From Investment Operations                                                 (0.03)         0.76          0.09
                                                                                -------       -------       -------
Less Distributions:
 Dividends (from Net Investment Income)                                           (0.41)        (0.43)        (0.06)
 Distributions (from Capital Gains)                                               (0.03)           --            --
                                                                                -------       -------       -------
 Total Distributions                                                              (0.44)        (0.43)        (0.06)
                                                                                -------       -------       -------
Net Asset Value, End of Period                                                  $  9.89       $ 10.36       $ 10.03
                                                                                =======       =======       =======
Total Return                                                                      (0.30)%        7.80%         0.92%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                 $41,469       $37,275       $33,287
Ratio of Expenses to Average Net Assets                                            0.70%         0.70%         0.69%(2)
Ratio of Net Investment Income to Average Net Assets                               4.11%         4.27%         4.14%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                        0.92%         0.96%         1.11%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)           3.89%         4.01%         3.72%(2)
Portfolio Turnover Rate                                                               9%           22%            3%
--------------------------------------------------------------------------      -------       -------       -------


(1) Class Y shares have been offered since August 8, 1997.

(2) Annualized.


                                                                              18
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

COLORADO INTERMEDIATE TAX FREE FUND


                                                                        Fiscal year ended September 30,
                                                             1999        1998        1997        1996        1995
--------------------------------------------------------   -------     -------     -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 10.88     $ 10.61     $ 10.42     $ 10.51     $ 10.16
                                                           -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                        0.46        0.47        0.48        0.49        0.48
 Net Gains (Losses) on Investments
  (both realized and unrealized)                             (0.57)       0.29        0.24       (0.04)       0.36
                                                           -------     -------     -------     -------     -------
 Total From Investment Operations                            (0.11)       0.76        0.72        0.45        0.84
                                                           -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                      (0.46)      (0.47)      (0.48)      (0.49)      (0.49)
 Distributions (from Capital Gains)                          (0.02)      (0.02)      (0.05)      (0.05)         --
                                                           -------     -------     -------     -------     -------
 Total Distributions                                         (0.48)      (0.49)      (0.53)      (0.54)      (0.49)
                                                           -------     -------     -------     -------     -------
Net Asset Value, End of Period                             $ 10.29     $ 10.88     $ 10.61     $ 10.42     $ 10.51
                                                           =======     =======     =======     =======     =======
Total Return                                                 (1.07)%      7.33%       7.11%       4.39%       8.47%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $57,236     $59,631     $54,378     $48,927     $50,071
Ratio of Expenses to Average Net Assets                       0.70%       0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income to Average Net Assets          4.31%       4.43%       4.55%       4.69%       4.84%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     0.90%       0.92%       0.91%       0.93%       1.02%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                          4.11%       4.21%       4.34%       4.46%       4.52%
Portfolio Turnover Rate                                         33%         19%         11%         20%         19%
--------------------------------------------------------   -------     -------     -------     -------     -------


INTERMEDIATE TAX FREE FUND


                                                                          Fiscal year ended September 30,
                                                             1999          1998         1997         1996         1995
-------------------------------------------------------    --------      --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $  11.03      $  10.82     $  10.65     $  10.72     $  10.28
                                                           --------      --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                         0.46          0.47         0.47         0.46         0.49
 Net Gains (Losses) on Investments
  (both realized and unrealized)                              (0.55)         0.27         0.23           --         0.43
                                                           --------      --------     --------     --------     --------
 Total From Investment Operations                             (0.09)         0.74         0.70         0.46         0.92
                                                           --------      --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                       (0.46)        (0.47)       (0.47)       (0.46)       (0.48)
 Distributions (from Capital Gains)                           (0.05)        (0.06)       (0.06)       (0.07)          --
                                                           --------      --------     --------     --------     --------
 Total Distributions                                          (0.51)        (0.53)       (0.53)       (0.53)       (0.48)
                                                           --------      --------     --------     --------     --------
Net Asset Value, End of Period                             $  10.43      $  11.03     $  10.82     $  10.65     $  10.72
                                                           ========      ========     ========     ========     ========
Total Return                                                  (0.79)%        7.05%        6.75%        4.35%        9.15%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $442,464      $460,714     $431,000     $ 66,994     $ 46,025
Ratio of Expenses to Average Net Assets                        0.70%         0.70%        0.67%        0.66%        0.67%
Ratio of Net Investment Income to Average Net Assets           4.31%         4.32%        4.40%        4.35%        4.73%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                      0.87%         0.86%        0.93%        0.92%        1.05%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                           4.14%         4.16%        4.14%        4.09%        4.35%
Portfolio Turnover Rate                                          23%           27%          66%          53%          68%
-------------------------------------------------------    --------      --------     --------     --------     --------



                                                                              19
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

MINNESOTA INTERMEDIATE TAX FREE FUND


                                                                                 Fiscal year ended September 30,
                                                                     1999         1998         1997         1996        1995
---------------------------------------------------------------    --------     --------     --------     --------    --------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  10.26     $  10.06     $   9.91     $   9.92    $   9.59
                                                                   --------     --------     --------     --------    --------
Investment Operations:
 Net Investment Income                                                 0.43         0.43         0.44         0.45        0.45
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                      (0.47)        0.24         0.18         0.02        0.33
                                                                   --------     --------     --------     --------    --------
 Total From Investment Operations                                     (0.04)        0.67         0.62         0.47        0.78
                                                                   --------     --------     --------     --------    --------
Less Distributions:
 Dividends (from Net Investment Income)                               (0.43)       (0.43)       (0.44)       (0.45)      (0.45)
 Distributions (from Capital Gains)                                   (0.03)       (0.04)       (0.03)       (0.03)         --
                                                                   --------     --------     --------     --------    --------
 Total Distributions                                                  (0.46)       (0.47)       (0.47)       (0.48)      (0.45)
                                                                   --------     --------     --------     --------    --------
Net Asset Value, End of Period                                     $   9.76     $  10.26     $  10.06     $   9.91    $   9.92
                                                                   ========     ========     ========     ========    ========
Total Return                                                          (0.44)%       6.82%        6.42%        4.80%       8.34%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $279,776     $317,598     $297,122     $ 93,394    $ 61,693
Ratio of Expenses to Average Net Assets                                0.70%        0.70%        0.70%        0.70%       0.70%
Ratio of Net Income to Average Net Assets                              4.28%        4.30%        4.47%        4.53%       4.76%
Ratio of Expenses to Average Net Assets (excluding waivers)            0.87%        0.86%        0.90%        0.93%       1.00%
Ratio of Net Income to Average Net Assets (excluding waivers)          4.11%        4.14%        4.27%        4.30%       4.46%
Portfolio Turnover Rate                                                  12%          24%          20%          19%         38%
---------------------------------------------------------------    --------     --------     --------     --------    --------


OREGON INTERMEDIATE TAX FREE FUND


                                                                                     Fiscal year ended September 30,
                                                                                  1999            1998          1997(1)
--------------------------------------------------------------------------      --------        --------        --------
PER SHARE DATA
Net Asset Value, Beginning of Period                                            $  10.24        $  10.05        $  10.00
                                                                                --------        --------        --------
Income From Investment Operations:
 Net Investment Income                                                              0.43            0.45            0.07
 Net Gains or Losses on Investments (both realized and unrealized)                 (0.49)           0.21            0.05
                                                                                --------        --------        --------
 Total From Investment Operations                                                  (0.06)           0.66            0.12
                                                                                --------        --------        --------
Less Distributions:
 Dividends (from Net Investment Income)                                            (0.43)          (0.45)          (0.07)
 Distributions (from Capital Gains)                                                (0.03)          (0.02)             --
                                                                                --------        --------        --------
 Total Distributions                                                               (0.46)          (0.47)          (0.07)
                                                                                --------        --------        --------
Net Asset Value, End of Period                                                  $   9.72        $  10.24        $  10.05
                                                                                ========        ========        ========
Total Return                                                                       (0.66)%          6.66%           1.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                 $178,411        $187,383        $182,069
Ratio of Expenses to Average Net Assets                                             0.70%           0.70%           0.70%(2)
Ratio of Net Investment Income to Average Net Assets                                4.30%           4.43%           4.55%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                         0.87%           0.87%           1.09%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)            4.13%           4.26%           4.16%(2)
Portfolio Turnover Rate                                                               13%             20%              4%
--------------------------------------------------------------------------      --------        --------        --------


(1) Class Y shares have been offered since August 8, 1997.

(2) Annualized.

                                                                              20
PROSPECTUS - First American Intermediate Tax Free Bond Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF15026Y


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

 *   EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

(*)  TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS

PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

TAX FREE
   FUNDS


CLASS A AND CLASS C SHARES

ARIZONA TAX FREE FUND
CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND
MINNESOTA TAX FREE FUND
TAX FREE FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS



FUND SUMMARIES
--------------------------------------------------------------------------------
  Arizona Tax Free Fund                                             2
--------------------------------------------------------------------------------
  California Tax Free Fund                                          4
--------------------------------------------------------------------------------
  Colorado Tax Free Fund                                            6
--------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                           8
--------------------------------------------------------------------------------
  Tax Free Fund                                                    10
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                    12
--------------------------------------------------------------------------------
  Selling Shares                                                   15
--------------------------------------------------------------------------------
  Managing Your Investment                                         16
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                       18
--------------------------------------------------------------------------------
  More About The Funds                                             19
--------------------------------------------------------------------------------
  Financial Highlights                                             21
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                       Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION

This section of the prospectus describes the objectives of the First American Tax Free Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
ARIZONA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Arizona Tax Free Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


                                                                               2
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
ARIZONA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS C
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING                                                              2.50%(1)      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(2)      1.00%


 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%
 Other Expenses(4)                                                               0.20%         0.20%
 TOTAL(5)                                                                        1.15%         1.90%
----------------------------------------------------------------------------------------------------


(1) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(2) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4) "Other expenses" are based on estimated amounts for the current fiscal year.

(5) THE ADVISOR AND DISTRIBUTOR INTEND TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.55% AND 0.95%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                             CLASS C                     CLASS C
                                 assuming redemption      assuming no redemption
                 CLASS A       at end of each period       at end of each period
--------------------------------------------------------------------------------
   1 year           $364                        $391                        $291
   3 years          $606                        $691                        $691



                                                                               3
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
CALIFORNIA TAX FREE FUND


--------------------------------------------------------------------------------
OBJECTIVE

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation of inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversificaton
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Because California Tax Free Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


                                                                               4
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
CALIFORNIA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS C
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        2.50%(1)      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(2)      1.00%


 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%
 Other Expenses(4)                                                               0.20%         0.20%
 TOTAL(5)                                                                        1.15%         1.90%
----------------------------------------------------------------------------------------------------


(1) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(2) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4) "Other expenses" are based on estimated amounts for the current fiscal year.

(5) THE ADVISOR AND DISTRIBUTOR INTEND TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.55% AND 0.95%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                             CLASS C                     CLASS C
                                 assuming redemption      assuming no redemption
                  CLASS A      at end of each period       at end of each period
--------------------------------------------------------------------------------
   1 year            $364                       $391                        $291
   3 years           $606                       $691                        $691



                                                                               5
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
COLORADO TAX FREE FUND


--------------------------------------------------------------------------------
OBJECTIVE

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.


Call Risk

Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Colorado Tax Free Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


                                                                               6
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
COLORADO TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------

FEES AND EXPENSES


As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS C
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        2.50%(1)      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(2)      1.00%


 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%
 Other Expenses(4)                                                               0.20%         0.20%
 TOTAL(5)                                                                        1.15%         1.90%
----------------------------------------------------------------------------------------------------


(1) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(2) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4") Other expenses" are based on estimated amounts for the current fiscal year.

(5) THE ADVISOR AND DISTRIBUTOR INTEND TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCCED 0.55% AND 0.95%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISOCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



                                             CLASS C                     CLASS C
                                 assuming redemption      assuming no redemption
                  CLASS A      at end of each period       at end of each period
--------------------------------------------------------------------------------
   1 year          $  364                     $  391                      $  291
   3 years         $  606                     $  691                      $  691



                                                                               7
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
MINNESOTA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal, which pay no cash income to their holders until they mature.

* inverse floating rate municipal securities (up to 10% of the fund's total assets).

In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, how the fund has performed in the past does not necessarily indicate how it will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares.

The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
MINNESOTA TAX FREE FUND CONTINUED


--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

6.40%  10.97%   8.14%   11.97%   -5.47%   19.37%   2.73%   8.77%   6.40%  -2.92%
--------------------------------------------------------------------------------
1990   1991     1992    1993     1994     1995     1996    1997    1998   1999

Best Quarter:      Quarter ending     March 31, 1995       7.83%
Worst Quarter:     Quarter ending     March 31, 1994      (4.94)%


AVERAGE ANNUAL TOTAL RETURNS             Inception
AS OF 12/31/99(1)                             Date    One Year   Five Years   Ten Years
---------------------------------------------------------------------------------------
Minnesota Tax Free Fund (Class A)          7/11/88     (5.34)%        6.07%       6.15%
---------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(2)                (2.07)%        6.91%       6.90%
---------------------------------------------------------------------------------------


(1) On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS C
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        2.50%(2)      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)      1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%
 Other Expenses                                                                  0.22%         0.17%
 TOTAL                                                                           1.17%         1.87%
----------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.22)%       (0.52)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          0.95%         1.35%

THE ADVISOR AND DISTRIBUTOR INTEND TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95% AND 1.35%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                             CLASS C                     CLASS C
                                 assuming redemption      assuming no redemption
                 CLASS A       at end of each period       at end of each period
--------------------------------------------------------------------------------
   1 year         $  366                      $  388                      $  288
   3 years        $  612                      $  682                      $  682
   5 years        $  878                      $1,101                      $1,101
  10 years        $1,635                      $2,268                      $2,268



                                                                               9
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE


Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.



--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Conditions
The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, how the fund has performed in the past does not necessarily indicate how it will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance for Class A shares over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. However, because Class C shares have not been offered for a full calendar year, no information is presented for these shares. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                              10
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Fund Summaries
TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

7.24%  12.03%   8.58%   14.55%   -8.46%   18.54%   3.45%   9.04%   6.02%  -4.83%
--------------------------------------------------------------------------------
1990   1991     1992    1993     1994     1995     1996    1997    1998   1999

Best Quarter:      Quarter ending     March 31, 1995       7.99%
Worst Quarter:     Quarter ending     March 31, 1994      (7.65)%


AVERAGE ANNUAL TOTAL RETURNS          Inception
AS OF 12/31/99(1)                          Date   One Year   Five Years   Ten Years
-----------------------------------------------------------------------------------
Tax Free Fund (Class A)                 7/11/88    (7.21)%        5.65%       6.05%
-----------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(2)            (2.07)%        6.91%       6.90%
-----------------------------------------------------------------------------------


(1) On 7/31/98, the Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper National Tax-Exempt Fund.

(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                               CLASS A       CLASS C
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        2.50%(2)      1.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)      1.00%


 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                              $  25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%
 Other Expenses                                                                  0.28%         0.23%
 TOTAL                                                                           1.23%         1.93%
----------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                        (0.23)%       (0.58)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                          1.00%         1.35%

THE ADVISOR AND DISTRIBUTOR INTEND TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95% AND 1.35%, RESPECTIVELY, FOR CLASS A AND CLASS C SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                             CLASS C                     CLASS C
                                 assuming redemption      assuming no redemption
                 CLASS A       at end of each period       at end of each period
--------------------------------------------------------------------------------
   1 year         $  372                      $  394                      $  294
   3 years        $  631                      $  700                      $  700
   5 years        $  909                      $1,131                      $1,131
  10 years        $1,701                      $2,331                      $2,331



                                                                              11
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

* a front-end sales charge, described below.

* lower annual expenses than Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class C shares for $1 million or more normally will be treated as orders for Class A shares.

* orders for Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.

Class C Shares
Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

* a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                            12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                 0.25% of average daily net assets
Class C shares                                 1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Class A share 12b-1 fee is a shareholder servicing fee. For Class C shares, a portion of the 12b-1 fee up to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee. The advisor is currently waiving 0.10% of the shareholder servicing fee and 0.25% of the distribution fee for Class C shares. Fee waivers may be discontinued at any time.


The funds' distributor uses the shareholder servicing fee to compensate brokers, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A share average daily net assets and 0.15% of a fund Class C share average daily net assets attributable to shares sold through such institutions. However, if an institution sells Class A shares at net asset value and receives a commission on that sale, the institution does not begin to receive its annual fee until one year after the shares are sold. The funds' distributor also pays institutions which sell Class C shares a 0.50% annual distribution fee beginning one year after the shares are sold. The distributor may pay additional fees to institutions using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


                                                                              12
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

Class A Shares


Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


                                              Sales Charge               Maximum
                                                                     Reallowance
                                          As a % of     As a % of      as a % of
                                           Offering     Net Asset       Purchase
                                              Price         Value          Price
--------------------------------------------------------------------------------
Less than  $ 50,000                           2.50%         2.56%          2.25%
$ 50,000 - $ 99,999                           2.00%         2.04%          1.75%
$100,000 - $249,999                           1.50%         1.52%          1.25%
$250,000 - $499,999                           1.00%         1.01%          0.75%
$500,000 - $999,999                           0.75%         0.76%          0.50%
$1 million and over                           0.00%         0.00%          0.00%


Reducing Your Sales Charge
As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:


PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares by certain other accounts also will be combined to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. (See "For Investments of Over $1 Million.")

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.


--------------------------------------------------------------------------------
  FOR INVESTMENTS OF OVER $1 MILLION

  There is no initial sales charge on Class A share purchases of $1 million or more. However, your broker or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distribution.

  To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:


  * redemptions following the death or disability of a shareholder.


  * redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

Class C Shares
Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.


Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.


The CDSC for Class C shares will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.


                                                                              13
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Policies & Services
BUYING SHARES CONTINUED

* Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:


* all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.



--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY


To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for a retirement plan or an UGMA/UTMA account) automatically withdrawn from your checking account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.


You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



                                                                              14
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through an investment professional or a financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or a financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:


First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund.

* Account number.

* Dollar amount or number of shares redeemed.

* Name on the account.

* Signatures of all registered account owners.


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

o your redemption request is for $50,000 or more.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.


Proceeds from a written redemption request will be sent to you by check.


--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


--------------------------------------------------------------------------------

  ACCOUNTS WITH LOW BALANCES

  Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

  * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

  Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              15
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.


--------------------------------------------------------------------------------

  TELEPHONE TRANSACTIONS


  You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


  The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

  It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


                                                                              16
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's net capital gains are taxable as long-term capital gains, regardless of how long you have held your shares.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Arizona Income Taxation
Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates and corporations to the extent they are derived from interest on Arizona municipal securities.

California Income Taxation

California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.


Colorado Income Taxation

Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.


Minnesota Income Taxation

Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.



                                                                              17
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
ARIZONA TAX FREE FUND(1)                                                   0.70%

CALIFORNIA TAX FREE FUND(1)                                                0.70%

COLORADO TAX FREE FUND(1)                                                  0.70%

MINNESOTA TAX FREE FUND                                                    0.53%

TAX FREE FUND                                                              0.40%
--------------------------------------------------------------------------------

(1) Arizona Tax Free Fund, California Tax Free Fund and Colorado Tax Free Fund commenced operations as of the date of this prospectus. The contractual fee rate is shown in the table.

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              18
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES


The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.



--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Investment Approach
In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities
Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


The funds may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Each fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. See "Risks -- Risks of Municipal Lease Obligations."

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities may be highly volatile as interest rates rise or fall. See "Risks -- Risks of Inverse Floating Rate Securities."


Refunded Bonds
Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.


Portfolio Turnover
Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Interest Rate Risk

Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."



                                                                              19
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.

Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Call Risk
Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Political and Economic Risk
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities
Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations
Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                                                                              20
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Class A shares and Class C shares of Minnesota Tax Free Fund and Tax Free Fund. Arizona Tax Free Fund, California Tax Free Fund, and Colorado Tax Free Fund were not offered prior to the date of this prospectus. Therefore, no information is presented for those funds. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information for the fiscal year ended September 30, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


MINNESOTA TAX FREE FUND(1)


                                                                              Fiscal year ended September 30,
CLASS A SHARES                                                    1999         1998          1997        1996         1995
-------------------------------------------------------------   --------     --------     --------     --------     --------
PER SHARE DATA
Asset Value, Beginning of Period                                $  11.46     $  11.15     $  10.89     $  10.81     $  10.28
                                                                --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                              0.55         0.57         0.57         0.59         0.66
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                   (0.69)        0.36         0.31         0.07         0.53
                                                                --------     --------     --------     --------     --------
 Total From Investment Operations                                  (0.14)        0.93         0.88         0.66         1.19
                                                                --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                            (0.56)       (0.56)       (0.57)       (0.58)       (0.66)
 Distributions (from Capital Gains)                                (0.06)       (0.06)       (0.05)          --           --
                                                                --------     --------     --------     --------     --------
 Total Distributions                                               (0.62)       (0.62)       (0.62)       (0.58)       (0.66)
                                                                --------     --------     --------     --------     --------
Net Asset Value, End of Period                                     10.70     $  11.46     $  11.15     $  10.89     $  10.81
                                                                ========     ========     ========     ========     ========
Total Return                                                       (1.31)%       8.58%        8.32%        6.24%       11.38%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $108,116     $118,937     $125,659     $125,677     $133,857
Ratio of Expenses to Average Net Assets                             0.95%        0.95%        0.95%        0.90%        0.91%
Ratio of Net Investment Income to Average Net Assets                4.98%        5.05%        5.17%        5.38%        5.80%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.17%        1.01%        1.01%        0.99%        0.99%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                4.76%        4.99%        5.11%        5.29%        5.72%
Portfolio Turnover Rate                                               15%          16%          17%          35%          30%
-------------------------------------------------------------   --------     --------     --------     --------     --------


(1) The financial highlights for the periods prior to July 31, 1998 are those of Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. This predecessor fund was reorganized into the fund as of the close of business on July 31, 1998.


                                                                              21
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED


MINNESOTA TAX FREE FUND (CONTINUED)

                                                                              Fiscal year ended
                                                                                September 30,
CLASS C SHARES                                                                     1999(1)
--------------------------------------------------------------------------   ------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                              $ 11.38
                                                                                  -------
Investment Operations:
 Net Investment Income                                                               0.37
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                    (0.71)
                                                                                  -------
 Total From Investment Operations                                                   (0.34)
                                                                                  -------
Less Distributions:
 Dividends (from Net Investment Income)                                             (0.35)
 Distributions (from Capital Gains)                                                    --
                                                                                  -------
 Total Distributions                                                                (0.35)
                                                                                  -------
Net Asset Value, End of Period                                                    $ 10.69
                                                                                  =======
Total Return                                                                        (3.03)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                  $  1,682
Ratio of Expenses to Average Net Assets                                              1.35%(2)
Ratio of Net Investment Income to Average Net Assets                                 4.70%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                          1.87%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)             4.18%(2)
Portfolio Turnover Rate                                                                15%
--------------------------------------------------------------------------       ----------


(1) Class C Shares have been offered since February 1, 1999.


(2) Annualized.


                                                                              22
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

TAX FREE FUND(1)


                                                                             Fiscal year ended September 30,
CLASS A SHARES                                                    1999        1998        1997        1996        1995
-------------------------------------------------------------   -------     -------     -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $ 11.53     $ 11.21     $ 10.81     $ 10.69     $ 10.22
                                                                -------     -------     -------     -------     -------
Income From Investment Operations:
 Net Investment Income                                             0.55        0.55        0.54        0.56        0.60
 Net Gains or Losses on Investments
  (both realized and unrealized)                                  (0.86)       0.36        0.42        0.12        0.47
                                                                -------     -------     -------     -------     -------
 Total From Investment Operations                                 (0.31)       0.91        0.96        0.68        1.07
                                                                -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                           (0.55)      (0.54)      (0.54)      (0.56)      (0.60)
 Distributions (from Capital Gains)                               (0.13)      (0.05)      (0.02)         --          --
                                                                -------     -------     -------     -------     -------
 Total Distributions                                              (0.68)      (0.59)      (0.56)      (0.56)      (0.60)
                                                                -------     -------     -------     -------     -------
Net Asset Value, End of Period                                    10.54     $ 11.53     $ 11.21     $ 10.81     $ 10.69
                                                                =======     =======     =======     =======     =======
Total Return                                                      (2.81)%      8.41%       9.09%       6.42%      10.30%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $32,893     $40,351     $49,638     $45,935     $57,061
Ratio of Expenses to Average Net Assets                            1.00%       1.10%       1.11%       1.03%       1.01%
Ratio of Net Investment Income to Average Net Assets               4.97%       4.84%       4.91%       5.15%       5.37%
Ratio of Expenses to Average Net Assets (excluding waivers)        1.23%       1.16%       1.17%       1.13%       1.09%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                               4.74%       4.78%       4.85%       5.05%       5.29%
Portfolio Turnover Rate                                              21%          7%         28%         43%         28%
-------------------------------------------------------------   -------     -------     -------     -------     -------


(1) The financial highlights for the periods prior to July 31, 1998 are those of National Tax-Exempt Fund, a series of Piper Funds Inc. This predecessor fund was reorganized into the fund as of the close of business on July 31, 1998.


                                                                              Fiscal year ended
                                                                                September 30,
CLASS C SHARES                                                                     1999(1)
--------------------------------------------------------------------------   ------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                              $ 11.34
                                                                                  -------
Investment Operations
 Net Investment Income                                                               0.35
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                                    (0.82)
                                                                                  -------
 Total From Investment Operations                                                   (0.47)
                                                                                  -------
Less Distributions:
 Dividends (from Net Investment Income)                                             (0.35)
 Distributions (from Capital Gains)                                                    --
                                                                                  -------
 Total Distributions                                                                (0.35)
                                                                                  -------
Net Asset Value, End of Period                                                    $ 10.52
                                                                                  =======
Total Return                                                                        (4.23)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                   $   110
Ratio of Expenses to Average Net Assets                                              1.35%(2)
Ratio of Net Investment Income to Average Net Assets                                 4.54%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                          1.93%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)             3.96%(2)
Portfolio Turnover Rate                                                                21%
--------------------------------------------------------------------------       ----------


(1) Class C Shares have been offered since February 1, 1999.


(2) Annualized.



                                                                              23
PROSPECTUS - First American Tax Free Bond Funds
             Class A and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF1002R



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

 *   EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

(*)  TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

TAX FREE
   FUNDS


CLASS Y SHARES

ARIZONA TAX FREE FUND
CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND
MINNESOTA TAX FREE FUND
TAX FREE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Arizona Tax Free Fund                                            2
--------------------------------------------------------------------------------
  California Tax Free Fund                                         4
--------------------------------------------------------------------------------
  Colorado Tax Free Fund                                           6
--------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                          8
--------------------------------------------------------------------------------
  Tax Free Fund                                                   10
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                       12
--------------------------------------------------------------------------------
  Managing Your Investment                                        13
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                      15
--------------------------------------------------------------------------------
  More About The Funds                                            16
--------------------------------------------------------------------------------
  Financial Highlights                                            18
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                      Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Tax Free Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
ARIZONA TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Arizona Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Arizona Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Arizona income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Arizona and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


                                                                               2
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
ARIZONA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Arizona Tax Free Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses(1)                                                         0.20%
 TOTAL(2)                                                                  0.90%
--------------------------------------------------------------------------------


(1) Other expenses are based on estimated amounts for the current fiscal year.


(2) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.30%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
  1 year                                                                    $ 92
  3 years                                                                   $287



                                                                               3
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
CALIFORNIA TAX FREE FUND


--------------------------------------------------------------------------------
OBJECTIVE

California Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, California Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and California income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


                                                                               4
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
CALIFORNIA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because California Tax Free Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses(1)                                                         0.20%
 TOTAL(2)                                                                  0.90%
--------------------------------------------------------------------------------


(1) Other expenses are based on estimated amounts for the current fiscal year.


(2) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.30%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
  1 year                                                                    $ 92
  3 years                                                                   $287



                                                                               5
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
COLORADO TAX FREE FUND


--------------------------------------------------------------------------------
OBJECTIVE

Colorado Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Colorado Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Colorado income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Colorado and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


                                                                               6
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
COLORADO TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE

Because Colorado Tax Free Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses(1)                                                         0.20%
 TOTAL(2)                                                                  0.90%
--------------------------------------------------------------------------------


(1) Other expenses are based on estimated amounts for the current fiscal year.


(2) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.30%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
  1 year                                                                    $ 92
  3 years                                                                   $287



                                                                               7
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
MINNESOTA TAX FREE FUND


--------------------------------------------------------------------------------
OBJECTIVE

Minnesota Tax Free Fund has an objective of providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal and Minnesota income tax, including federal and state of Minnesota alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and state of Minnesota alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Risk
Because the fund invests primarily in municipal securities issued by the state of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. See the Statement of Additional Information for details. The value of municipal securities owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Non-Diversification
The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
MINNESOTA TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

6.55%     -2.60%
----------------
1998      1999


Best Quarter:    Quarter ending    September 30, 1998      3.02%
Worst Quarter:   Quarter ending    June 30, 1999          (1.57)%

AVERAGE ANNUAL TOTAL RETURNS              Inception                        Since
AS OF 12/31/99(1)                              Date      One Year      Inception
--------------------------------------------------------------------------------
Minnesota Tax Free Fund                      8/1/97       (2.60)%          3.04%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(2)                   (2.07)%          3.51%
--------------------------------------------------------------------------------

(1) On 7/31/98, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund.


(2) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance for the index is calculated from 8/31/97.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None
 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.17%
 TOTAL                                                                     0.87%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30,1999, were:

 Waiver of Fund Expenses                                                 (0.17)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.70%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $   89
   3 years                                                                $  278
   5 years                                                                $  482
  10 years                                                                $1,073



                                                                               9
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
TAX FREE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Tax Free Fund has an objective of providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES


Under normal market conditions, Tax Free Fund invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The fund may invest in:

* "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer.

* "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

* participation interests in municipal leases.

* zero coupon municipal securities, which pay no cash income to their holders until they mature.


* inverse floating rate municipal securities (up to 10% of the fund's total assets).


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio and geographical diversification.

The fund only invests in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).


The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Inverse floating rate municipal securities may be highly volatile as interest rates rise or fall. For additional explanation about inverse floating rate securities, see the "More About The Funds -- Risks" section.


Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities. The revenue bonds and municipal lease obligations in which the fund invests may entail greater credit risk than the fund's investments in general obligation bonds.

Call Risk
Some municipal securities held by the fund may be redeemed by the issuer, or "called," prior to their stated maturity dates. If a security is redeemed during a time of declining interest rates, the fund may be unable to reinvest in securities providing as high a level of income.

Risks of Municipal Lease Obligations
Many municipal leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Political and Economic Conditions
The value of municipal securities owned by the fund may be adversely affected by state and local political and economic conditions and developments, or by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar chart shows you how performance of the fund's shares has varied from year to year. However, because Class Y shares were first offered in 1998, only one calendar year of information is available.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                              10
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Fund Summaries
TAX FREE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

-4.51%
------------
1999


Best Quarter:      Quarter ending     March 31, 1999       0.51%
Worst Quarter:     Quarter ending     June 30, 1999       (2.11)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/99                                   Date     One Year     Inception
--------------------------------------------------------------------------------
Tax Free Fund                                  8/3/98      (4.51)%       (0.99)%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)                    (2.07)%       (0.19)%
--------------------------------------------------------------------------------

(1) An unmanaged index comprised of fixed rate, investment grade tax-exempt bonds with remaining maturities of one year or more. The since inception performance for the index is calculated from 8/31/98.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.31%
 TOTAL                                                                     1.01%
--------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                                 (0.30)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)                   0.71%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
   1 year                                                                 $  103
   3 years                                                                $  322
   5 years                                                                $  558
  10 years                                                                $1,236



                                                                             11
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open. Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds. Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                                                                              12
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.

Dividends and Distributions
Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a distribution, all or a portion of which may be taxable (to the same extent the distribution is otherwise taxable to fund shareholders).

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Arizona Income Taxation
Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates and corporations to the extent they are derived from interest on Arizona municipal securities.

California Income Taxation

California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.



                                                                              13
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

Colorado Income Taxation

Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.


Minnesota Income Taxation

Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.



                                                                              14
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account fee waivers, the funds paid the following investment advisory fees to First American Asset Management:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
ARIZONA TAX FREE FUND(1)                                                   0.70%

CALIFORNIA TAX FREE FUND(1)                                                0.70%

COLORADO TAX FREE FUND(1)                                                  0.70%

MINNESOTA TAX FREE FUND                                                    0.53%

TAX FREE FUND(2)                                                           0.40%
--------------------------------------------------------------------------------

(1) Arizona Tax Free Fund, California Tax Free Fund and Colorado Tax Free Fund commenced operations as of the date of this prospectus. The contractual fee rate is shown in the table.

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              15
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES


The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.



--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Investment Approach

In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.


Municipal Securities
Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.


The funds may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Each fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.
See "Risks Risks of Municipal Lease Obligations."

Up to 10% of each fund's total assets may be invested in inverse floating rate municipal securities. The values of these securities may be highly volatile as interest rates rise or fall. See "Risks -- Risks of Inverse Floating Rate Securities."


Refunded Bonds
Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations.

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.


Portfolio Turnover
Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

Risks
The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Interest Rate Risk

Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. The funds' investments in inverse floating rate municipal securities also may be highly volatile with changing interest rates. See "Risks of Inverse Floating Rate Securities."


Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk") in lower-yielding securities.


                                                                              16
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Call Risk
Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Political and Economic Risk
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions or the imposition of a flat tax.

Risks of Inverse Floating Rate Securities
Each fund may invest up to 10% of its total assets in inverse floating rate municipal securities. These securities pay interest at a rate that varies inversely to changes in the interest rate of specified municipal securities or a specified index. The interest rate on this type of security will generally change at a multiple of any change in the reference interest rate. As a result, the values of these securities may be highly volatile as interest rates rise or fall.

Risks of Municipal Lease Obligations
Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Risks of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                                                                              17
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of the Minnesota Tax Free Fund and Tax Free Fund. Arizona Tax Free Fund, California Tax Free Fund and Colorado Tax Free Fund were not offered prior to the date of this prospectus. Therefore, no information is presented for those funds. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's Class Y share operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


MINNESOTA TAX FREE FUND(1)


                                                                             Fiscal year ended September 30,
                                                                              1999        1998       1997(2)
--------------------------------------------------------------------------   -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                                         $ 11.45     $ 11.14     $ 11.16
                                                                             -------     -------     -------
Investment Operations:
 Net Investment Income                                                          0.58        0.60        0.10
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                               (0.69)       0.36       (0.02)
                                                                             -------     -------     -------
 Total From Investment Operations                                              (0.11)       0.96        0.08
                                                                             -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                                        (0.59)      (0.59)      (0.10)
 Distributions (from Capital Gains)                                            (0.06)      (0.06)         --
                                                                             -------     -------     -------
 Total Distributions                                                           (0.65)      (0.65)      (0.10)
                                                                             -------     -------     -------
Net Asset Value, End of Period                                               $ 10.69     $ 11.45     $ 11.14
                                                                             =======     =======     =======
Total Return                                                                   (1.07)%      8.83%       0.72%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                              $17,356     $ 8,155     $ 9,010
Ratio of Expenses to Average Net Assets                                         0.70%       0.78%       0.75%(3)
Ratio of Net Investment Income to Average Net Assets                            5.26%       5.79%       5.73%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)                     0.87%       0.82%       0.75%(3)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)        5.09%       5.75%       5.73%(3)
Portfolio Turnover Rate                                                           15%         16%         17%
--------------------------------------------------------------------------   -------     -------     -------


(1) The financial highlights for the periods prior to July 31, 1998 are those of Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. This predecessor fund was reorganized into the fund as of the close of business on July 31, 1998.

(2) Class Y shares have been offered since August 1, 1997.

(3) Annualized.


                                                                              18
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

Additional Information
Financial Highlights CONTINUED

TAX FREE FUND


                                                                                Period ended     Period ended
                                                                                September 30,    September 30,
                                                                                     1999           1998(1)
--------------------------------------------------------------------------      -------------    -------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 11.54           $ 11.31
                                                                                   -------           -------
Income From Investment Operations:
 Net Investment Income                                                                0.57              0.10
 Net Gains or Losses on Investments
  (both realized and unrealized)                                                     (0.86)             0.22
                                                                                   -------           -------
 Total From Investment Operations                                                    (0.29)             0.32
                                                                                   -------           -------
Less Distributions:
 Dividends (from Net Investment Income)                                              (0.58)            (0.09)
 Distributions (from Capital Gains)                                                  (0.13)               --
                                                                                   -------           -------
 Total Distributions                                                                 (0.71)            (0.09)
                                                                                   -------           -------
Net Asset Value, End of Period                                                     $ 10.54           $ 11.54
                                                                                   =======           =======
Total Return                                                                         (2.66)%            2.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $18,864           $   355
Ratio of Expenses to Average Net Assets                                               0.71%             0.85%(2)
Ratio of Net Investment Income to Average Net Assets                                  5.26%             5.61%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                           1.01%             0.91%(2)
Ratio of Net Investment Income to Average Net Assets (excluding waivers)              4.96%             5.55%(2)
Portfolio Turnover Rate                                                                 21%                7%
--------------------------------------------------------------------------         -------           -------


(1) Class Y shares have been offered since July 31, 1998.

(2) Annualized.


                                                                              19
PROSPECTUS - First American Tax Free Bond Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309


FAIF1502Y



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000

ASSET CLASSES

(*)  EQUITY FUNDS
 *   FUNDS OF FUNDS
(*)  BOND FUNDS
 *   TAX FREE BOND FUNDS
 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

SMALL CAP
     FUNDS
AND BOND
     FUNDS

CLASS A AND CLASS B SHARES

MICRO CAP VALUE FUND
REGIONAL EQUITY FUND
ADJUSTABLE RATE MORTGAGE SECURITIES FUND
INTERMEDIATE GOVERNMENT BOND FUND


*IMPORTANT FUND MERGER INFORMATION CONTAINED ON INSIDE COVER.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUND
       THE POWER OF DISCIPLINED INVESTING(R)

               Note to Shareholders and Prospective Shareholders
                          First American Fund Mergers

On January 14, 2000, shareholders of Micro Cap Value Fund approved a merger of the fund into Small Cap Value Fund; shareholders of Intermediate Government Bond Fund approved a merger of the fund into Intermediate Term Income Fund.
These mergers are effective February 25, 2000.

Pending shareholder approval, Regional Equity Fund will merge into Small Cap Value Fund and Adjustable Rate Mortgage Securities Fund will merge into Limited Term Income Fund. A shareholder meeting is scheduled for February 4, 2000, for shareholders to vote on these proposed mergers. The effective date of these proposed mergers is February 25, 2000.

Registration Statements on Form N-14, for each of the mergers, were filed with the Securities and Exchange Commission and became effective on November 19, 1999. Proxy materials providing information about the proposed mergers were sent to those shareholders holding shares of the funds as of November 16, 1999.

In recommending each of the mergers to shareholders, the First American Board of Directors determined that combining funds with similar investment objectives may create efficiencies that would lead to a reduction in overall operating expenses for the combined, larger fund. However, the funds do implement different investment strategies to achieve their investment objectives. The similarities and differences between the funds are more fully discussed in the proxy materials.

To receive proxy materials or obtain other information, including additional prospectuses, contact First American Investor Services at 1-800-637-2548.


PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Micro Cap Value Fund                                                         2
--------------------------------------------------------------------------------
  Regional Equity Fund                                                         4
--------------------------------------------------------------------------------
  Adjustable Rate Mortgage Securities Fund                                     6
--------------------------------------------------------------------------------
  Intermediate Government Bond Fund                                            8
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                                               10
--------------------------------------------------------------------------------
  Selling Shares                                                              13
--------------------------------------------------------------------------------
  Managing Your Investment                                                    14
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                                  16
--------------------------------------------------------------------------------
  More About The Funds                                                        17
--------------------------------------------------------------------------------
  Financial Highlights                                                        20
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of certain First American Small Cap and Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.



AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
MICRO CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Micro Cap Value Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Micro Cap Value Fund invests primarily (at least 65% of its total assets) in common stocks of very small capitalization companies, defined as companies that have market capitalizations of less than $500 million at the time of purchase. In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of very small capitalization companies may underperform the market as a whole.


Risks of Micro Cap Stocks
Stocks of very small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FUND PERFORMANCE


Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               2
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
MICRO CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)



-14.60%   62.34%    28.40%    20.81%    -0.02%    47.36%    20.75%    23.06%    -7.13%    10.24%
------------------------------------------------------------------------------------------------
1990       1991      1992      1993      1994      1995      1996      1997      1998      1999


Best Quarter:    Quarter ending     March 31, 1991           35.79%
Worst Quarter:   Quarter ending     September 30, 1990      (21.58)%



AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99(1)                One Year  Five Years       Ten Years
--------------------------------------------------------------------------------
Micro Cap Value Fund (Class A)      4.47%       16.28%         16.40%
--------------------------------------------------------------------------------
Russell 2000 Index(2)              21.26%       16.69%         13.40%
--------------------------------------------------------------------------------



(1) Performance prior to 8/9/97 is that of the fund's predecessor common trust fund, adjusted to reflect the fund's Class A share gross fees and expenses. The common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 19991


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                   CLASS A
---------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                          5.25%(2)

MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS       0.00%(3)

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                                $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
 Management Fees                                                                   0.70%
 Distribution and Service (12b-1) Fees                                             0.25%
 Other Expenses                                                                    0.20%
 TOTAL                                                                             1.15%
------------------------------------------------------------------------------------------------



(1) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.
See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:
--------------------------------------------------------------------------------
   1 year                                                                 $  636
   3 years                                                                $  871
   5 years                                                                $1,125
  10 years                                                                $1,849

                                                                               3
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
REGIONAL EQUITY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Regional Equity Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Regional Equity Fund invests primarily (at least 65% of its total assets) in common stocks of small capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. Small capitalization companies are defined as companies that have market capitalizations of less than $1 billion at the time of purchase.

In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:


Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small capitalization companies may underperform the market as a whole.


Risks of Small-Cap Stocks
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.



Risks of Regional Concentration
The fund's policy of concentrating its investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE


Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               4
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
REGIONAL EQUITY FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

21.06%    1.69%     48.73%    13.77%    22.59%    -5.71%    -1.84%
--------------------------------------------------------------------------------
 1993     1994       1995      1996      1997      1998      1999



Best Quarter:    Quarter ending     June 30, 1999            23.99%
Worst Quarter:   Quarter ending     September 30, 1998      (22.49)%



                                                                                Since            Since
AVERAGE ANNUAL TOTAL RETURNS       Inception                                Inception        Inception
AS OF 12/31/99                          Date      One Year  Five Years      (Class A)         (Class B)
--------------------------------------------------------------------------------------------------------
Regional Equity Fund (Class A)      12/14/92       (7.00)%       12.71%         12.60%              N/A
--------------------------------------------------------------------------------------------------------
Regional Equity Fund (Class B)       8/15/94       (6.95)%       12.83%            N/A           12.23%
--------------------------------------------------------------------------------------------------------
Russell 2000 Index(1)                              21.26%        16.69%         14.15%           15.09%
--------------------------------------------------------------------------------------------------------


(1) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 12/31/92 and 8/31/94, respectively, for Class A and Class B shares.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1)


----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                              CLASS A       CLASS B
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                                        5.25%(2)      0.00%

 MAXIMUM DEFERRED SALES CHARGE (LOAD)
 AS A % OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS     0.00%(3)      5.00%

 ANNUAL MAINTENANCE FEE(4)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                             $   25         $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
 Management Fees                                                                 0.70%         0.70%
 Distribution and Service (12b-1) Fees                                           0.25%         1.00%
 Other Expenses                                                                  0.26%         0.26%
 TOTAL                                                                           1.21%         1.96%
----------------------------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:



 Waiver of Fund Expenses                                 (0.06)%         (0.06)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)   1.15%           1.90%


THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15% AND 1.90%, RESPECTIVELY, FOR CLASS A AND CLASS B SHARES. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."


(3) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price." Fee waivers may be discontinued at any time.


(4) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                           CLASS B                   CLASS B
                               assuming redemption    assuming no redemption
                 CLASS A     at end of each period     at end of each period
--------------------------------------------------------------------------------
   1 year         $  642                    $  699                    $  199
   3 years        $  889                    $1,015                    $  615
   5 years        $1,155                    $1,257                    $1,057
  10 years        $1,914                    $2,091                    $2,091


                                                                               5
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
ADJUSTABLE RATE MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Adjustable Rate Mortgage Securities Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Adjustable Rate Mortgage Securities Fund invests primarily (at least 65% of its total assets) in adjustable rate mortgage securities (ARMS). ARMS have interest rates that reset periodically in response to changes in the current interest rate environment.

The fund may also invest in other debt securities, including:


* fixed-rate mortgage-backed securities.

* U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

* asset-backed securities.


* corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain an average effective duration for its portfolio securities of zero to four years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. One measure of interest rate risk is effective duration, explained under "More About The Funds -- Investment Strategies."

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.


--------------------------------------------------------------------------------
FUND PERFORMANCE


Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.


The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               6
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
ADJUSTABLE RATE MORTGAGE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

8.10%     -6.56%    10.53%    6.76%     6.31%     4.80%     4.22%
--------------------------------------------------------------------------------
1993       1994      1995     1996      1997      1998      1999

Best Quarter:      Quarter ending     March 31, 1995       4.48%
Worst Quarter:     Quarter ending     March 31, 1994      (3.29)%


AVERAGE ANNUAL TOTAL RETURNS                             Inception                                    Since
AS OF 12/31/99(1)                                             Date     One Year     Five Years    Inception
-----------------------------------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities Fund (Class A)         1/30/92        1.59%          5.96%        4.53%
-----------------------------------------------------------------------------------------------------------
Lehman Adjustable Rate Mortgage Index(2)                                  4.89%          7.14%        5.79%
-----------------------------------------------------------------------------------------------------------


(1) Performance from 9/1/95 to 7/31/98 is that of Adjustable Rate Mortgage Securities Fund, a series of Piper Funds Inc. -- II. Performance prior to 9/1/95 is that of American Adjustable Rate Term Trust Inc. -- 1998, a closed-end investment company.

(2) An unmanaged index of U.S. agency adjustable rate mortgage securities. The since inception performance of the index is calculated from 1/31/92.

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1)


SHAREHOLDER FEES                                                         CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                               2.50%(2)

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                    $   25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                        0.70%
 Distribution and Service (12b-1) Fees                                  0.25%
 Other Expenses                                                         0.35%
 TOTAL                                                                  1.30%
--------------------------------------------------------------------------------



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:



 Waiver of Fund Expenses                                    (0.50)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.80%

THE DISTRIBUTOR INTENDS TO LIMIT ITS 12b-1 FEE DURING THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.80%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."



--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   1 year                                                                 $  379
   3 years                                                                $  652
   5 years                                                                $  945
  10 years                                                                $1,779


                                                                               7
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
INTERMEDIATE GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Government Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Government Bond Fund invests primarily in U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund invests only in securities which generate interest that is excluded from state taxable income. For example, the fund may invest in U.S. Treasury obligations and in obligations issued or guaranteed by the following:


* Farm Credit System Financial Assistance Corporation.

* Federal Home Loan Banks System.

* Student Loan Marketing Association.


* Tennessee Valley Authority.

  Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, the managers determine the allocation of assets between Treasury and agency or instrumentality securities. Finally, fund managers select individual Treasury, agency or instrumentality securities.

  The fund's investments in Treasury, agency and instrumentality securities may include zero coupon securities, adjustable rate securities and U.S. Treasury inflation-indexed securities.

  Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of two to seven years and an average effective duration of one to five years.

  To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained under "More About The Funds -- Investment Strategies."

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE


Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, past performance does not guarantee future results.


The bar chart shows you how performance of the fund's shares has varied from year to year. Sales charges are not reflected in the chart; if they had been, returns would be lower.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.


                                                                               8
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Fund Summaries
INTERMEDIATE GOVERNMENT BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR


8.39%     10.91%    4.54%     5.79%     -1.72%    13.55%    3.82%     6.93%     8.08%     -0.08%
------------------------------------------------------------------------------------------------
1990       1991     1992      1993       1994      1995     1996      1997      1998       1999


Best Quarter:    Quarter ending    September 30, 1998      4.84%
Worst Quarter:   Quarter ending    March 31, 1994         (1.42)%



AVERAGE ANNUAL TOTAL RETURNS            Inception
AS OF 12/31/99                               Date        One Year     Five Years    Ten Years
---------------------------------------------------------------------------------------------
Intermediate Government Bond Fund
(Class A)                                12/22/87           (2.53)%         5.82%        5.66%
Lehman Intermediate U.S. Government
Bond Index(1)                                                0.50%          6.93%        7.10%


(1) An unmanaged index of Treasury securities and other securities issued by the U.S. government or its agencies or instrumentalities, in each case with maturities of one to 10 years.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1)


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                         CLASS A
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 AS A % OF OFFERING PRICE                                               2.50%(2)

 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500                    $   25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                        0.70%
 Distribution and Service (12b-1) Fees                                  0.25%
 Other Expenses                                                         0.17%
 TOTAL                                                                  1.12%
--------------------------------------------------------------------------------


(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:

 Waiver of Fund Expenses                                    (0.42)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%



THE DISTRIBUTOR INTENDS TO WAIVE PAYMENT OF ALL 12b-1 FEES DURING THE FISCAL YEAR. IN ADDITION, THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.


(2) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."



--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $  361
   3 years                                                                $  597
   5 years                                                                $  851
  10 years                                                                $1,579



                                                                               9
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Policies & Services
BUYING SHARES

--------------------------------------------------------------------------------
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A shares. Regional Equity Fund also offers Class B shares. Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

Class A Shares
If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

*  a front-end sales charge, described below.

* lower annual expenses than Class B shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

* orders for Class B shares for $250,000 or more normally will be treated as orders for Class A shares.

* orders for Class B shares by an investor eligible to purchase Class A shares without a front-end sales charge normally will be treated as orders for Class A shares.

Class B Shares
If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge, however they do have:

* higher annual expenses than Class A shares. (See "Fees and Expenses" in the "Fund Summaries" section.)

* a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

* automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                12b-1 fees are equal to:
--------------------------------------------------
Class A shares     0.25% of average daily net assets
Class B shares     1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and the rest is a distribution fee.


The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks for providing ongoing services to shareholder accounts. These institutions receive annual fees equal to 0.25% of a fund's Class A and Class B share average daily net assets attributable to shares sold through such institutions. For Class B shares, and for net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its annual fee until one year after the shares are sold. The distributor may pay additional fees to institutions using the sales charges it receives, in exchange for sales and/or administrative services performed on behalf of the institution's customers.


The distributor is currently waiving its Class A share 12b-1 fee to 0% for Intermediate Government Bond Fund and 0.15% for Adjustable Rate Mortgage Securities Fund. Therefore, the distributor will proportionately reduce the annual fee referred to above that it pays to institutions in connection with their sales of Class a shares of those funds.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


                                                                              10
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Policies & Services
BUYING SHARES CONTINUED

Class A Shares

Your purchase price is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.


MICRO CAP VALUE FUND
REGIONAL EQUITY FUND


                                                           Maximum
                                Sales Charge           Reallowance
                           as a % of      as a % of      as a % of
                            Purchase     Net Amount       Purchase
                               Price       Invested          Price
--------------------------------------------------------------------------------
Less than  $ 50,000            5.25%          5.54%          5.00%
$ 50,000 - $ 99,999            4.25%          4.44%          4.00%
$100,000 - $249,999            3.25%          3.36%          3.00%
$250,000 - $499,999            2.25%          2.30%          2.00%
$500,000 - $999,999            1.75%          1.78%          1.50%
$1 million and over               0%             0%             0%

ADJUSTABLE RATE MORTGAGE SECURITIES FUND
INTERMEDIATE GOVERNMENT BOND FUND

                                                           Maximum
                                Sales Charge           Reallowance
                           as a % of      as a % of      as a % of
                            Offering      Net Asset       Purchase
                               Price          Value          Price
                         -----------   -----------   ------------
Less than  $ 50,000            2.50%          2.56%          2.25%
$ 50,000 - $ 99,999            2.00%          2.04%          1.75%
$100,000 - $249,999            1.50%          1.52%          1.25%
$250,000 - $499,999            1.00%          1.01%          0.75%
$500,000 - $999,999            0.75%          0.76%          0.50%
$1 million and over               0%             0%             0%

Reducing Your Sales Charge
As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. For example, let's say you're making a $10,000 investment. If the current value of all other First American fund Class A shares that you hold is $40,000 or more, your current sales charge is reduced. To receive a reduced sales charge, you must notify the funds' transfer agent of your prior purchases. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares by certain other accounts also will be combined with your purchase to determine your sales charge. For example, purchases made by your spouse or children under age 21 will reduce your sales charge. To receive a reduced sales charge, you must notify the funds' transfer agent of purchases by any related accounts. This must be done at the time of purchase, either directly to the transfer agent in writing or by notifying your investment professional or financial institution.


LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million.")

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.


FOR INVESTMENTS OF OVER $1 MILLION


There is no initial sales charge on Class A share purchases of $1 millon or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your broker or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.


To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for (i) redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder and
(ii) redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

Class B Shares
Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to brokers and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.


                                                                              11
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Policies & Services
BUYING SHARES CONTINUED

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                           CDSC as a % of the
Year since purchase                                       value of your shares
--------------------------------------------------------------------------------
First                                                             5%
Second                                                            5%
Third                                                             4%
Fourth                                                            3%
Fifth                                                             2%
Sixth                                                             1%
Seventh                                                           0%
Eighth                                                            0%

Your Class B shares will automatically convert to Class A shares eight years after the first day of the month you purchased the shares. For example, if you purchase Class B shares on June 15, 2000, they will convert to Class A shares on June 1, 2008.

The CDSC will be waived for:

* redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

* redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

* redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceeding December 31.


--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

By Phone

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:


U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:


First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

*  All purchases must be made in U.S. dollars.

* Third-Party checks, credit cards, credit card checks and cash are not Accepted.

* If a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.


--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

* by having $100 or more ($25 for retirement and UGMA/UTMA) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

* through automatic monthly exchanges of your shares of Prime Obligations Fund, a money market fund in the First American family of funds. Exchanges must be made into the same class of shares that you hold in Prime Obligations Fund.


You may apply for participation in either of these programs through your investment professional or financial institution or by calling 1-800-637-2548.



                                                                              12
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

By Phone

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

By Mail
To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:

* name of the fund;

* account number;

* dollar amount or number of shares redeemed;

* name on the account; and

* signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

* your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check.


--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS


If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.


You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


--------------------------------------------------------------------------------
REINVESTING AFTER A SALE


If you sell Class A shares, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the transfer agent directly in writing or notify your investment professional or financial institution.


ACCOUNTS WITH LOW BALANCES


Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

   * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

   * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              13
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------


EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another. There is no fee to exchange shares.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B shares for Class B shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

By Phone

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


By Mail
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

TELEPHONE TRANSACTIONS

You may buy, sell or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


                                                                              14
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from Micro Cap Value Fund's and Regional Equity Fund's net investment income, if any, are declared and paid quarterly. Dividends from Adjustable Rate Mortgage Securities Fund's and Intermediate Government Bond Fund's net investment income, if any, are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend."

You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. Micro Cap Value Fund and Regional Equity Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains. Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of net investment income.


--------------------------------------------------------------------------------
TAXES ON TRANSACTIONS

The sale of fund shares or the exchange of one fund's shares for shares of another fund, will be a taxable event for you and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                                                                              15
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:




                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                       0.70%

REGIONAL EQUITY FUND                                                       0.64%

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                                   0.30%

INTERMEDIATE GOVERNMENT BOND FUND                                          0.53%
--------------------------------------------------------------------------------



Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


Additional Compensation
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES.U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES.U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.


SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper
Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              16
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Effective Duration
Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund attempt to maintain the effective duration of their respective portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments
In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may result in a lower yield than would be available from investments with a lower quality or longer term, may keep the fund from participating in a market upswing, and may prevent a fund from achieving its investment objectives.

Portfolio Turnover
Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS


Risk of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

Risks of Micro Cap Value Fund and
Regional Equity Fund
The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.


                                                                              17
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

RISKS OF SMALL AND MICRO CAP STOCKS. Stocks of small and very small capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small and micro cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small and very small capitalization companies at the desired time and price.

RISKS OF REGIONAL CONCENTRATION. Regional Equity Fund invests primarily in common stocks of companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. The fund's policy of concentrating its equity investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. Although the region in which the fund principally invests has a diverse industrial base (including agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

FOREIGN SECURITY RISK. Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S.
economy.

Risks of Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund
INTEREST RATE RISK. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK. The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

CREDIT RISK. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

CALL RISK. Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations


                                                                              18
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

RISKS OF DOLLAR ROLL TRANSACTIONS. In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll.

Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.


                                                                              19
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A shares of each fund, and Class B shares of Regional Equity Fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.


The information for the fiscal year ended September 30, 1999, has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


MICRO CAP VALUE FUND

                                                                             Fiscal year ended September 30,
CLASS A SHARES                                                            1999          1998            1997(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                    $  7.95        $ 10.96        $ 10.00
                                                                        -------        -------        -------
Investment Operations:
 Net Investment Income                                                       --             --             --
 Net Gains (Losses) on Investments (both realized and unrealized)          0.86          (2.42)          0.96
                                                                        -------        -------        -------
 Total From Investment Operations                                          0.86          (2.42)          0.96
                                                                        -------        -------        -------
Less Distributions:
 Dividends (from Net Investment Income)                                      --             --             --
 Distributions (from Capital Gains)                                       (1.79)         (0.59)            --
                                                                        -------        -------        -------
 Total Distributions                                                      (1.79)         (0.59)            --
                                                                        -------        -------        -------
Net Asset Value, End of Period                                          $  7.02        $  7.95        $ 10.96
                                                                        =======        =======        =======
Total Return                                                              12.05%        (22.77)%         9.60%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                         $ 1,401        $ 1,110        $    44
Ratio of Expenses to Average Net Assets                                    1.15%          1.13%          1.15%(2)
Ratio of Net Loss to Average Net Assets                                   (0.33)%        (0.09)%        (0.25)%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                1.15%          1.13%          1.32%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)               (0.33)%        (0.09)%        (0.42)%(2)
Portfolio Turnover Rate                                                      21%            16%             0%
--------------------------------------------------------------------------------------------------------------


                                                                       Period ended
                                                                       September 24,   Fiscal year ended September 30,
CLASS B SHARES                                                             1999(3)          1998           1997(1)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                      $ 7.84          $  10.95        $ 10.00
                                                                          ------          --------        -------
Investment Operations:
 Net Investment Loss                                                       (0.01)            (0.01)            --
 Net Gains (Losses) on Investments (both realized and unrealized)          (0.74)            (2.51)          0.95
                                                                         -------          --------        -------
 Total From Investment Operations                                          (0.75)            (2.52)          0.95
                                                                         -------          --------        -------
Less Distributions:
 Dividends (from Net Investment Income)                                       --                --             --
 Distributions (from Capital Gains)                                        (1.79)            (0.59)            --
                                                                         -------          --------        -------
 Total Distributions                                                       (1.79)            (0.59)            --
                                                                         -------          --------        -------
Net Asset Value, End of Period                                           $  6.78          $   7.84        $ 10.95
                                                                         =======          ========        =======
Total Return                                                               10.06%           (23.78)%         9.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                          $    --          $    206        $    50
Ratio of Expenses to Average Net Assets                                     1.90%(2)          1.88%          1.90%(2)
Ratio of Net Loss to Average Net Assets                                     0.68%(2)         (0.78)%        (1.04)%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)                 1.90%(2)          1.88%          2.07%(2)
Ratio of Net Loss to Average Net Assets (excluding waivers)                 0.68%(2)         (0.78)%        (1.21)%(2)
Portfolio Turnover Rate                                                       21%               16%             0%
--------------------------------------------------------------------------------------------------------------------



(1) Class A shares and Class B shares have been offered since August 9, 1997.


(2) Annualized.


(3) Effective September 24, 1999, all Class B shares were exchanged into Class A shares.


                                                                              20
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

REGIONAL EQUITY FUND




                                                                 Fiscal year ended September 30,
CLASS A SHARES                                                          1999          1998
-----------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $ 16.68      $   23.12
                                                                      -------      ---------
Investment Operations:
 Net Investment Income                                                  (0.05)            --
 Net Gains (Losses) on Investments (both realized and unrealized)        3.34          (5.49)
                                                                      -------      ---------
 Total From Investment Operations                                        3.29          (5.49)
                                                                      -------      ---------
Less Distributions:
 Dividends (from Net Investment Income)                                    --             --
 Distributions (from Capital Gains)                                     (1.23)         (0.95)
                                                                      -------      ---------
 Total Distributions                                                    (1.23)         (0.95)
                                                                      -------      ---------
Net Asset Value, End of Period                                        $ 18.74      $   16.68
                                                                      =======      =========
Total Return                                                            20.12%        (24.54)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $29,702      $  25,706
Ratio of Expenses to Average Net Assets                                  1.15%          1.15%
Ratio of Net Income (Loss) to Average Net Assets                        (0.26)%        (0.08)%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.21%          1.16%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                    (0.32)%        (0.09)%
Portfolio Turnover Rate                                                    19%            15%
-----------------------------------------------------------------------------------------------


[WIDE TABLE CONTINUED FROM ABOVE]


                                                                      Fiscal year ended September 30,
CLASS A SHARES                                                          1997        1997        1995
-----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $ 17.71     $ 17.12     $ 12.52
                                                                      -------     -------     -------
Investment Operations:
 Net Investment Income                                                   0.03        0.04        0.08
 Net Gains (Losses) on Investments (both realized and unrealized)        6.14        1.70        4.90
                                                                      -------     -------     -------
 Total From Investment Operations                                        6.17        1.74        4.98
                                                                      -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                                 (0.07)      (0.04)      (0.06)
 Distributions (from Capital Gains)                                     (0.69)      (1.11)      (0.32)
                                                                      -------     -------     -------
 Total Distributions                                                    (0.76)      (1.15)      (0.38)
                                                                      -------     -------     -------
Net Asset Value, End of Period                                        $ 23.12     $ 17.71     $ 17.12
                                                                      =======     =======     =======
Total Return                                                            36.13%      10.97%      41.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $37,677     $25,325     $14,917
Ratio of Expenses to Average Net Assets                                  1.15%       1.13%       1.05%
Ratio of Net Income (Loss) to Average Net Assets                         0.11%       0.24%       0.58%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.15%       1.15%       1.20%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                     0.11%       0.22%       0.43%
Portfolio Turnover Rate                                                    17%         36%         42%
-----------------------------------------------------------------------------------------------------




                                                                 Fiscal year ended September 30,
CLASS B SHARES                                                          1999          1998
-----------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $ 16.25      $   22.72
Investment Operations:
 Net Investment Income (Loss)                                           (0.23)         (0.04)
 Net Gains (Losses) on Investments (both realized and unrealized)        3.29          (5.48)
                                                                      -------      ---------
 Total From Investment Operations                                        3.06          (5.52)
                                                                      -------      ---------
Less Distributions:
 Dividends (from Net Investment Income)                                    --             --
 Distributions (from Capital Gains)                                     (1.23)         (0.95)
                                                                      -------      ---------
 Total Distributions                                                    (1.23)         (0.95)
                                                                      -------      ---------
Net Asset Value, End of Period                                        $ 18.08      $   16.25
                                                                      =======      =========
Total Return                                                            19.19%        (25.12)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $20,922      $  29,481
Ratio of Expenses to Average Net Assets                                  1.90%          1.90%
Ratio of Net Loss to Average Net Assets                                 (1.03)%        (0.83)%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.96%          1.91%
Ratio of Net Loss to Average Net Assets (excluding waivers)             (1.09)%        (0.84)%
Portfolio Turnover Rate                                                    19%            15%
-----------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]


                                                                       Fiscal year ended September 30,
CLASS B SHARES                                                         1997         1996         1995
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $ 17.47      $ 16.99     $  12.50
Investment Operations:
 Net Investment Income (Loss)                                           (0.03)       (0.04)        0.04
 Net Gains (Losses) on Investments (both realized and unrealized)        5.97         1.64         4.80
                                                                      -------      -------     --------
 Total From Investment Operations                                        5.94         1.60         4.84
                                                                      -------      -------     --------
Less Distributions:
 Dividends (from Net Investment Income)                                    --        (0.01)       (0.03)
 Distributions (from Capital Gains)                                     (0.69)       (1.11)       (0.32)
                                                                      -------      -------     --------
 Total Distributions                                                    (0.69)       (1.12)       (0.35)
                                                                      -------      -------     --------
Net Asset Value, End of Period                                        $ 22.72      $ 17.47     $  16.99
                                                                      =======      =======     ========
Total Return                                                            35.18%       10.14%       39.98%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $39,683      $27,671     $  7,630
Ratio of Expenses to Average Net Assets                                  1.90%        1.88%        1.84%
Ratio of Net Loss to Average Net Assets                                 (0.65)%      (0.52)%      (0.25)%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.90%        1.90%        1.95%
Ratio of Net Loss to Average Net Assets (excluding waivers)             (0.65)%      (0.54)%      (0.36)%
Portfolio Turnover Rate                                                    17%          36%          42%
-------------------------------------------------------------------------------------------------------



                                                                              21
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

ADJUSTABLE RATE MORTGAGE SECURITIES FUND


                                                                               Fiscal year ended September 30,
CLASS A SHARES                                                           1999         1998         1997         1996(3)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA(1)
Net Asset Value, Beginning of Period                                $   8.16      $   8.15      $  8.06       $  8.03
                                                                    --------      --------     --------      --------
Investment Operations:
 Net Investment Income                                                  0.41          0.48         0.47          0.04
 Net Gains (Losses) on investments (both realized and unrealized)      (0.11)           --         0.09          0.03
                                                                    --------      --------     --------      --------
 Total From Investment Operations                                       0.30          0.48         0.56          0.07
                                                                    --------      --------     --------      --------
Less Distributions:
 Dividends (from Net Investment Income)                                (0.41)        (0.47)       (0.47)        (0.04)
                                                                    --------      --------     --------      --------
 Total Distributions                                                   (0.41)        (0.47)       (0.47)        (0.04)
                                                                    --------      --------     --------      --------
Net asset value, End of Period                                      $   8.05       $  8.16      $  8.15       $  8.06
                                                                    ========       =======      =======       =======
Total Return                                                            3.74%         5.56%        7.16%         0.85%

RATIOS/SUPPLEMENTAL DATA(1)
Net Assets, End of Period (000)                                     $100,699      $132,733     $184,697      $262,833
Ratio of Expenses to Average Net Assets                                 0.80%         0.80%        0.81%         0.82%(4)
Ratio of Net Income to Average Net Assets                               4.99%         5.44%        5.84%         5.82%(4)
Ratio of Expenses to Average Net Assets (excluding waivers)             1.30%         0.89%        0.81%         0.82%(4)
Ratio of Net Income to Average Net Assets (excluding waivers)           4.49%         5.35%        5.84%         5.82%(4)
Portfolio Turnover Rate (excluding short-term securities)                 62%           14%          25%            2%
Amount of Borrowings Outstanding at End of Period (000)(2)              N/A          N/A          N/A           N/A
Average Amount of Borrowings Outstanding During the Period (000)(2)     N/A          N/A          N/A           N/A
Average Number of Shares Outstanding During the Period (000)            N/A          N/A          N/A           N/A
Average Per-Share Amount of Borrowings Outstanding
 During the Period (000)(2)                                             N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                        Fiscal year ended
                                                                           August 31,
CLASS A SHARES                                                          1996         1995
-------------------------------------------------------------------------------------------
PER SHARE DATA(1)
Net Asset Value, Beginning of Period                                 $  7.99       $  8.10
                                                                     -------       -------
Investment Operations:
 Net Investment Income                                                  0.49          0.47
 Net Gains (Losses) on investments (both realized and unrealized)       0.01         (0.05)
                                                                     -------       -------
 Total From Investment Operations                                       0.50          0.42
                                                                     -------       -------
Less Distributions:
 Dividends (from Net Investment Income)                                (0.46)        (0.53)
                                                                     -------       -------
 Total Distributions                                                   (0.46)        (0.53)
                                                                     -------       -------
Net asset value, End of Period                                       $  8.03       $  7.99
                                                                     ========      =======
Total Return                                                            6.40%         5.43%

RATIOS/SUPPLEMENTAL DATA(1)
Net Assets, End of Period (000)                                     $269,948      $409,306
Ratio of Expenses to Average Net Assets                                 0.60%         0.63%
Ratio of Net Income to Average Net Assets                               5.74%         5.62%
Ratio of Expenses to Average Net Assets (excluding waivers)             0.60%         0.63%
Ratio of Net Income to Average Net Assets (excluding waivers)           5.74%         5.62%
Portfolio Turnover Rate (excluding short-term securities)                 51%           36%
Amount of Borrowings Outstanding at End of Period (000(2)             N/A           N/A
Average Amount of Borrowings Outstanding During the Period (000)(2)   N/A         $ 57,041
Average Number of Shares Outstanding During the Period (000)          N/A           52,208
Average Per-Share Amount of Borrowings Outstanding
 During the Period (000)(2)                                           N/A         $   1.09
-------------------------------------------------------------------------------------------


(1) The financial highlights for the period from 9/1/95 to 8/3/98 are those of Adjustable Rate Mortgage Securities Fund, a series of Piper Funds Inc. -- II. This predecessor fund was reorganized into the fund as of the close of business on 7/31/98. The financial highlights for periods prior to 9/1/95 are those of American Adjustable Rate Term Trust 1998. On 9/1/95, four closed-end funds, American Adjustable Rate Term Trusts 1996, 1997, 1998 and 1999 (BDJ, CDJ, DDJ and EDJ) were combined to create the Piper fund. DDJ was considered the surviving entity for financial reporting purposes. The per share historical information for periods prior to 9/1/95 has been restated to reflect the impact of additional shares created resulting from the difference in the net asset value per share of DDJ at the time of the merger ($8.71) and the initial net asset value per share of the Piper fund ($8.00).

(2) DDJ was a closed-end investment company and was permitted to enter into borrowings for other than temporary or emergency purposes.

(3) For the one month period ended September 30, 1996.

(4) Annualized.

                                                                              22
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERMEDIATE GOVERNMENT BOND FUND


                                                                                Fiscal year ended September 30,
CLASS A SHARES                                                         1999        1998      1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $  9.68     $ 9.28     $ 9.19     $ 9.29     $ 8.98
                                                                      -------     ------     ------     ------     ------
Investment Operations:
 Net Investment Income                                                   0.50       0.52       0.54       0.54       0.54
 Net Gains (Losses) on Investments (both realized and unrealized)       (0.51)      0.40       0.09      (0.10)      0.31
                                                                      -------     ------     ------     ------     ------
 Total From Investment Operations                                       (0.01)      0.92       0.63       0.44       0.85
                                                                      -------     ------     ------     ------     ------
Less Distributions:
 Dividends (from Net Investment Income)                                 (0.50)     (0.52)     (0.54)     (0.54)     (0.54)
 Distributions (from Capital Gains)                                     (0.01)        --         --         --         --
                                                                      -------     ------    -------    -------     ------
 Total Distributions                                                    (0.51)     (0.52)     (0.54)     (0.54)     (0.54)
                                                                      -------     ------    -------    -------     ------
Net Asset Value, End of Period                                        $  9.16     $ 9.68     $ 9.28     $ 9.19     $ 9.29
                                                                      =======     ======    =======    =======     ======
Total Return                                                            (0.08)%    10.27%      7.06%      4.85%      9.82%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $ 5,478    $ 4,573    $ 3,525    $ 3,320    $ 2,860
Ratio of Expenses to Average Net Assets                                  0.70%      0.70%      0.70%      0.70%      0.70%
Ratio of Net Income to Average Net Assets                                5.33%      5.58%      5.88%      5.85%      6.10%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.12%      1.12%      1.12%      1.10%      1.22%
Ratio of Net Income to Average Net Assets (excluding waivers)            4.91%      5.16%      5.46%      5.45%      5.58%
Portfolio Turnover Rate                                                    38%        20%        22%        29%        17%
-------------------------------------------------------------------------------------------------------------------------


                                                                              23
PROSPECTUS - First American Small Cap Funds and Bond Funds
                  Class A and Class B Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330      First
American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


FAIF-3022-99MR (2/2000) R

SEC file number: 811-05309


[LOGO] FIRST AMERICAN FUND
       THE POWER OF DISCIPLINED INVESTING(R)

JANUARY 31, 2000


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

(*)  BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN INVESTMENT FUNDS, INC.


FIRST AMERICAN

SMALL CAP
     FUNDS
AND BOND
     FUNDS


CLASS Y SHARES

MICRO CAP VALUE FUND
REGIONAL EQUITY FUND
ADJUSTABLE RATE MORTGAGE SECURITIES FUND
INTERMEDIATE GOVERNMENT BOND FUND

*Important Fund Merger Information Contained on Inside Cover.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]    FIRST AMERICAN FUNDS(R)
          THE POWER OF DISCIPLINED INVESTING (R)

               Note to Shareholders and Prospective Shareholders
                          First American Fund Mergers

On January 14, 2000, shareholders of Micro Cap Value Fund approved a merger of the fund into Small Cap Value Fund; shareholders of Intermediate Government Bond Fund approved a merger of the fund into Intermediate Term Income Fund. These mergers are effective February 25, 2000.

Pending shareholder approval, Regional Equity Fund will merge into Small Cap Value Fund and Adjustable Rate Mortgage Securities Fund will merge into Limited Term Income Fund. A shareholder meeting is scheduled for February 4, 2000, for shareholders to vote on these proposed mergers. The effective date of these proposed mergers is February 25, 2000.

Registration Statements on Form N-14, for each of the mergers, were filed with the Securities and Exchange Commission and became effective on November 19, 1999. Proxy materials providing information about the proposed mergers were sent to those shareholders holding shares of the funds as of November 16, 1999.

In recommending each of the mergers to shareholders, the First American Board of Directors determined that combining funds with similar investment objectives may create efficiencies that would lead to a reduction in overall operating expenses for the combined, larger fund. However, the funds do implement different investment strategies to achieve their investment objectives. The similarities and differences between the funds are more fully discussed in the proxy materials.

To receive proxy materials or obtain other information, including additional prospectuses, contact First American Investor Services at 1-800-637-2548.


PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Table of
CONTENTS


FUND SUMMARIES
--------------------------------------------------------------------------------
  Micro Cap Value Fund                                               2
--------------------------------------------------------------------------------
  Regional Equity Fund                                               4
--------------------------------------------------------------------------------
  Adjustable Rate Mortgage Securities Fund                           6
--------------------------------------------------------------------------------
  Intermediate Government Bond Fund                                  8
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                         10
--------------------------------------------------------------------------------
  Managing Your Investment                                          11
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                        12
--------------------------------------------------------------------------------
  More About The Funds                                              13
--------------------------------------------------------------------------------
  Financial Highlights                                              16
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                        Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of certain First American Small Cap and Bond Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                               1
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
MICRO CAP VALUE FUND

--------------------------------------------------------------------------------
OBJECTIVE

Micro Cap Value Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Micro Cap Value Fund invests primarily (at least 65% of its total assets) in common stocks of very small capitalization companies, defined as companies that have market capitalizations of less than $500 million at the time of purchase. In selecting stocks, the fund's advisor invests in securities it believes:


*  are undervalued relative to other securities in the same industry or market.

*  exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of very small capitalization companies may underperform the market as a whole.


Risks of Micro Cap Stocks
Stocks of very small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, how the fund has performed in the past does not necessarily indicate how it will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               2
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
MICRO CAP VALUE FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

-13.66%  61.95%  28.39%  21.32%   0.43%  47.26%  21.24%  22.81%  -6.90%   10.83%
--------------------------------------------------------------------------------
 1990     1991    1992    1993    1994    1995    1996    1997    1998     1999

Best Quarter:    Quarter ending     March 31, 1991           35.26%
Worst Quarter:   Quarter ending     September 30, 1990      (21.72)%


AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/99(1)             One Year     Five Years    Ten Years
------------------------------------------------------------------
Micro Cap Value Fund            10.83%           17.74%     17.34%
------------------------------------------------------------------
Russell 2000 Index(2)           21.26%           16.69%     13.40%
------------------------------------------------------------------

(1) Performance prior to 8/7/97 is that of the Fund's predecessor common trust fund, adjusted to reflect the fund's Class Y share gross fees and expenses. The common trust fund was not registered under the Investment Company Act and therefore was not subject to certain investment restrictions that might have adversely affected performance.


(2) An unmanaged index composed of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.20%
 TOTAL                                                                     0.90%
--------------------------------------------------------------------------------

(1) THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $   92
   3 years                                                                $  287
   5 years                                                                $  498
  10 years                                                                $1,108

                                                                               3
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
REGIONAL EQUITY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Regional Equity Fund has an objective of capital appreciation.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Regional Equity Fund invests primarily (at least 65% of its total assets) in common stocks of small capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. Small capitalization companies are defined as companies that have market capitalizations of less than $1 billion at the time of purchase.

In selecting stocks, the fund's advisor invests in securities it believes:


*  are undervalued relative to other securities in the same industry or market.

*  exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

Risks of Common Stocks

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks
Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


Risks of Regional Concentration
The fund's policy of concentrating its investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region.

Risks of Securities Lending
The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, how the fund has performed in the past does not necessarily indicate how it will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               4
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
REGIONAL EQUITY FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

49.12%    14.07%    22.87%    -5.52%    -1.63%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:    Quarter ending     June 30, 1999            24.14%
Worst Quarter:   Quarter ending     September 30, 1998      (22.43)%

AVERAGE ANNUAL TOTAL RETURNS    Inception                                 Since
AS OF 12/31/99                       Date    One Year   Five Years    Inception
--------------------------------------------------------------------------------
Regional Equity Fund               2/4/94     (1.63)%       14.20%       11.95%
--------------------------------------------------------------------------------
Russell 2000 Index(1)                         21.26%        16.69%       13.26%
--------------------------------------------------------------------------------


(1) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 2/28/94.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on actual expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.26%
 TOTAL                                                                     0.96%
--------------------------------------------------------------------------------


(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                    (0.06)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.90%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $   98
   3 years                                                                $  306
   5 years                                                                $  531
  10 years                                                                $1,178

                                                                               5
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
ADJUSTABLE RATE MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
OBJECTIVE

Adjustable Rate Mortgage Securities Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Adjustable Rate Mortgage Securities Fund invests primarily (at least 65% of its total assets) in adjustable rate mortgage securities (ARMS). ARMS have interest rates that reset periodically in response to changes in the current interest rate environment.

The fund may also invest in other debt securities, including:


*  fixed-rate mortgage-backed securities.

* U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

*  asset-backed securities.


*  corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

Under normal market conditions the fund attempts to maintain an average effective duration for its portfolio securities of zero to four years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. One measure of interest rate risk is effective duration, explained under "More About The Funds -- Investment Strategies."

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay ---its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Mortgage- and Asset-Backed Securities
Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, how the fund has performed in the past does not necessarily indicate how it will perform in the future.

The bar chart is intended to show you how performance of the fund's shares has varied from year to year. However, because Class Y shares were first offered in 1998, only one calendar year of performance is presented.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects sales charges and fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               6
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
ADJUSTABLE RATE MORTGAGE SECURITIES FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

4.37%
-----
1999


Best Quarter:      Quarter ending     March 31, 1999     1.41%
Worst Quarter:     Quarter ending     June 30, 1999      0.69%

AVERAGE ANNUAL TOTAL RETURNS                 Inception                  Since
AS OF 12/31/99                                    Date  One Year    Inception
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities Fund        8/3/98     4.37%        4.38%
--------------------------------------------------------------------------------
Lehman Adjustable Rate Mortgage(1)                         4.89%        4.64%
--------------------------------------------------------------------------------


(1) An unmanaged index of U.S. agency adjustable rate mortgage securities. The since inception performance of the index is calculated from 8/31/98.


--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.35%
 TOTAL                                                                     1.05%
--------------------------------------------------------------------------------


(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                    (0.40)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.65%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.65%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

   1 year                                                                 $  107
   3 years                                                                $  334
   5 years                                                                $  579
  10 years                                                                $1,283


                                                                               7
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
INTERMEDIATE GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
OBJECTIVE

Intermediate Government Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Government Bond Fund invests primarily in U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund invests only in securities which generate interest that is excluded from state taxable income. For example, the fund may invest in U.S. Treasury obligations and in obligations issued or guaranteed by the following:


*  Farm Credit System Financial Assistance Corporation.

*  Federal Home Loan Banks System.

*  Student Loan Marketing Association.


*  Tennessee Valley Authority.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, the managers determine the allocation of assets between Treasury and agency or instrumentality securities. Finally, fund managers select individual Treasury, agency or instrumentality securities.

The fund's investments in Treasury, agency and instrumentality securities may include zero coupon securities, adjustable rate securities and U.S. Treasury inflation-indexed securities.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of two to seven years and an average effective duration of one to five years.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.



--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

Interest Rate Risk
Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained under "More About The Funds -- Investment Strategies."

Income Risk
The fund's income could decline due to falling market interest rates.

Credit Risk
An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

Call Risk
During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Risks of Dollar Roll Transactions
The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
FUND PERFORMANCE

Illustrations on the next page provide you with information on the fund's volatility and performance. Of course, how the fund has performed in the past does not necessarily indicate how it will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year.

The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund expenses; the benchmark is unmanaged and has no expenses.

Both the chart and the table assume that all distributions have been reinvested.

                                                                               8
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Fund Summaries
INTERMEDIATE GOVERNMENT BOND FUND CONTINUED

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

13.56%     3.82%     6.94%     8.09%    -0.18%
----------------------------------------------
 1995      1996      1997      1998      1999


Best Quarter:    Quarter ending    September 30, 1998      4.73%
Worst Quarter:   Quarter ending    March 31, 1996         (0.50)%

AVERAGE ANNUAL TOTAL RETURNS                        Inception                                    Since
AS OF 12/31/99                                           Date     One Year   Five Years      Inception
------------------------------------------------------------------------------------------------------
Intermediate Government Bond Fund                      2/4/94     (0.18)%         6.35%          4.98%
------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government Bond Index(1)                  0.50%          6.93%          5.67%
------------------------------------------------------------------------------------------------------

(1) An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment-grade corporate debt securities. The since inception performance of the index is calculated from 2/28/94.



--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets. The figures below show fund expenses before any waivers during the fiscal year ended September 30, 1999.(1)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                                None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                                       None

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
 Management Fees                                                           0.70%
 Distribution and Service (12b-1) Fees                                      None
 Other Expenses                                                            0.17%
 TOTAL                                                                     0.87%
--------------------------------------------------------------------------------


(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. See "Additional Information -- Financial Highlights." The net expenses the fund actually paid after waivers for the fiscal year ended September 30, 1999, were:


 Waiver of Fund Expenses                                    (0.17)%
 TOTAL ACTUAL ANNUAL OPERATING EXPENSES (AFTER WAIVERS)      0.70%

THE ADVISOR INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.70%. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

--------------------------------------------------------------------------------
 EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   1 year                                                                 $   89
   3 years                                                                $  278
   5 years                                                                $  482
  10 years                                                                $1,073

                                                                               9
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

Class Y shares are offered through banks and other financial institutions that have entered into sales agreements with the funds' distributor and that hold the shares in an omnibus account with the transfer agent. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency or custodial capacity, such as certain trust accounts and investment advisory accounts. To find out whether you may purchase Class Y shares, contact your financial institution.


There is no initial or deferred sales charge on your purchase of Class Y shares. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.



--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.


--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Because purchases must be paid for by wire transfer, you can purchase shares only on days when both the New York Stock Exchange and federally chartered banks are open. You may sell your shares on any day when the New York Stock Exchange is open.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time and the funds' custodian must receive federal funds before the close of business. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchange will be made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

                                                                              10
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

Statements and Confirmations
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from Micro Cap Value Fund's and Regional Equity Fund's net investment income, if any, are declared and paid quarterly. Dividends from Adjustable Rate Mortgage Securities Fund's and Intermediate Government Bond Fund's net investment income, if any, are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on Distributions
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Micro Cap Value Fund and Regional Equity Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of capital gains. Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of net investment income.

Taxes on Transactions
The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

                                                                              11
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.


Each fund pays the investment advisor a monthly fee for providing investment advisory services. During the fiscal year ended September 30, 1999, after taking into account any fee waivers, the funds paid the following investment advisory fees to First American Asset Management:


                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
MICRO CAP VALUE FUND                                                       0.70%

REGIONAL EQUITY FUND                                                       0.64%

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                                   0.30%

INTERMEDIATE GOVERNMENT BOND FUND                                          0.53%
--------------------------------------------------------------------------------

Investment Advisor
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


Distributor
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


Direct Fund Correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330



--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION

U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the funds' investment advisor. U.S. Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper
Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.


Portfolio Management
Each fund's investments are managed by a team of persons associated with First American Asset Management.

                                                                              12
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

Effective Duration
Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund attempt to maintain the effective duration of their respective portfolio securities within a specified range. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments
In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may result in a lower yield than would be available from investments with a lower quality or longer term, may keep the fund from participating in a market upswing, and may prevent a fund from achieving its investment objectives.

Portfolio Turnover
Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS

Risk of Active Management
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending
When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


--------------------------------------------------------------------------------
RISKS OF MICRO CAP VALUE FUND AND REGIONAL EQUITY FUND

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

Market Risk
All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Sector Risk
The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

                                                                              13
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Company Risk
Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


Risks of Small- and Micro-Cap Stocks
Stocks of small and very small-capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small- and micro-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small and very small capitalization companies at the desired time and price.


Risks of Regional Concentration
Regional Equity Fund invests primarily in common stocks of companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. The fund's policy of concentrating its equity investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. Although the region in which the fund principally invests has a diverse industrial base (including agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

Foreign Security Risk
Up to 25% of each fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.


--------------------------------------------------------------------------------
RISKS OF ADJUSTABLE RATE MORTGAGE SECURITIES FUND AND INTERMEDIATE GOVERNMENT BOND FUND

Interest Rate Risk
Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. ARMS are generally less sensitive to interest rate changes because their interest rates move with market rates. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

Income Risk
The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

Credit Risk
Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual.

Each fund attempts to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

                                                                              14
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
MORE ABOUT THE FUNDS CONTINUED

Call Risk
Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Prepayment Risk
Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk
Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Dollar Roll Transactions
In a dollar roll transaction, a fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the mortgage dollar roll.

Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

                                                                              15
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal year ended September 30, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.

MICRO CAP VALUE FUND


                                                             Fiscal year ended September 30,
                                                           1999            1998          1997(1)
-----------------------------------------------------    -------         -------         -------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $  7.93         $ 10.95         $ 10.00
                                                         -------         -------         -------
Investment Operations:
 Net Investment Income                                      0.01            0.02              --
 Net Gains (Losses) on Investments
  (both realized and unrealized)                            0.88           (2.43)           0.95
                                                         -------         -------         -------
 Total From Investment Operations                           0.89           (2.41)           0.95
                                                         -------         -------         -------
Less Distributions:
 Dividends (from Net Investment Income)                    (0.01)          (0.02)             --
 Distributions (from Capital Gains)                        (1.79)          (0.59)             --
                                                         -------         -------         -------
 Total Distributions                                       (1.80)          (0.61)             --
                                                         -------         -------         -------
Net Asset Value, End of Period                           $  7.02         $  7.93         $ 10.95
                                                         =======         =======         =======
Total Return                                               12.55%         (22.76)%          9.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $64,729        $144,128        $246,601
Ratio of Expenses to Average Net Assets                     0.90%           0.88%           0.90%(2)
Ratio of Net Income (Loss) to Average Net Assets            0.17%           0.21%          (0.02)%(2)
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   0.90%           0.88%           1.07%(2)
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                        0.17%           0.21%          (0.19)%(2)
Portfolio Turnover Rate                                       21%             16%              0%
-----------------------------------------------------    -------         -------         -------

(1) Class Y shares have been offered since August 8, 1997.


(2) Annualized.

                                                                              16
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

REGIONAL EQUITY FUND


                                                                                  Fiscal year ended September 30,
                                                                     1999         1998          1997         1996         1995
---------------------------------------------------------------    --------     --------      --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  16.74     $  23.16      $  17.75     $  17.13     $  12.52
                                                                   --------     --------      --------     --------     --------
Investment Operations:
 Net Investment Income                                                (0.01)        0.01          0.05         0.09         0.11
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                       3.36        (5.46)         6.18         1.70         4.90
                                                                   --------     --------      --------     --------     --------
 Total From Investment Operations                                      3.35        (5.45)         6.23         1.79         5.01
                                                                   --------     --------      --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                                  --        (0.02)        (0.13)       (0.06)       (0.08)
 Distributions (from Capital Gains)                                   (1.23)       (0.95)        (0.69)       (1.11)       (0.32)
                                                                   --------     --------      --------     --------     --------
 Total Distributions                                                  (1.23)       (0.97)        (0.82)       (1.17)       (0.40)
                                                                   --------     --------      --------     --------     --------
Net Asset Value, End of Period                                     $  18.86     $  16.74      $  23.16     $  17.75     $  17.13
                                                                   ========     ========      ========     ========     ========
Total Return                                                          20.42%      (24.34)%       36.49%       11.27%       41.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $139,572     $225,061      $351,007     $259,138     $188,583
Ratio of Expenses to Average Net Assets                                0.90%        0.90%         0.90%        0.88%        0.84%
Ratio of Net Income to Average Net Assets                             (0.03)%       0.17%         0.35%        0.49%        0.78%
Ratio of Expenses to Average Net Assets (excluding waivers)            0.96%        0.91%         0.90%        0.90%        0.95%
Ratio of Net Income to Average Net Assets (excluding waivers)         (0.09)%       0.16%         0.35%        0.47%        0.67%
Portfolio Turnover Rate                                                  19%          15%           17%          36%          42%
---------------------------------------------------------------    --------     --------      --------     --------     --------


ADJUSTABLE RATE MORTGAGE SECURITIES FUND


                                                                     Fiscal year ended
                                                                         September
                                                                         30, 1999
                                                                     1999        1998(1)
---------------------------------------------------------------    -------       -------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  8.16       $  8.13
                                                                   -------       -------
Investment Operations:
 Net Investment Income                                                0.42          0.06
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (0.10)         0.02
                                                                   -------       -------
 Total From Investment Operations                                     0.32          0.08
                                                                   -------       -------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.42)        (0.05)
                                                                   -------       -------
 Total Distributions                                                 (0.42)        (0.05)
                                                                   -------       -------
Net Asset Value, End of Period                                        8.06        $ 8.16
                                                                   =======       =======
Total Return                                                          4.02%         1.04%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $   496       $     1
Ratio of Expenses to Average Net Assets                               0.65%         0.65%(2)
Ratio of Net Income to Average Net Assets                             5.07%         5.33%(2)
Ratio of Expenses to Average Net Assets (excluding waivers)           1.05%         0.99%(2)
Ratio of Net Income to Average Net Assets (excluding waivers)         4.67%         4.99%(2)
Portfolio Turnover Rate (excluding short-term securities)               62%           14%
---------------------------------------------------------------    -------       -------


(1) Class Y shares have been offered since July 31, 1998.

(2) Annualized.

                                                                              17
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INTERMEDIATE GOVERNMENT BOND FUND


                                                                                  Fiscal year ended September 30,
                                                                    1999          1998         1997         1996         1995
---------------------------------------------------------------   --------      --------     --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $   9.66      $   9.27     $   9.18     $   9.29     $   8.98
                                                                  --------      --------     --------     --------     --------
 Investment Operations:
 Net Investment Income                                                0.50          0.52         0.54         0.54         0.54
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                     (0.50)         0.39         0.09        (0.11)        0.31
                                                                  --------      --------     --------     --------     --------
 Total From Investment Operations                                     0.00          0.91         0.63         0.43         0.85
                                                                  --------      --------     --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.50)        (0.52)       (0.54)       (0.54)       (0.54)
                                                                  --------      --------     --------     --------     --------
 Distribution (from Capital Gains)                                   (0.01)           --           --           --           --
                                                                  --------      --------     --------     --------     --------
 Total Distributions                                                 (0.51)        (0.52)       (0.54)       (0.54)       (0.54)
                                                                  --------      --------     --------     --------     --------
Net Asset Value, End of Period                                    $   9.15      $   9.66     $   9.27     $   9.18     $   9.29
                                                                  ========      ========     ========     ========     ========
Total Return                                                          0.03%        10.17%        7.07%        4.74%        9.82%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $164,035      $235,959     $181,889     $140,230     $100,168
Ratio of Expenses to Average Net Assets                               0.70%         0.70%        0.70%        0.70%        0.70%
Ratio of Net Income to Average Net Assets                             5.32%         5.58%        5.88%        5.85%        6.13%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.87%         0.87%        0.87%        0.85%        0.97%
Ratio of Net Income to Average Net Assets (excluding waivers)         5.15%         5.41%        5.71%        5.70%        5.86%
Portfolio Turnover Rate                                                 38%           20%          22%          29%          17%
---------------------------------------------------------------   --------      --------     --------     --------     --------


                                                                              18
PROSPECTUS - First American Small Cap Funds and Bond Funds
             Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.

2/2000 3022-99MR


SEC file number: 811-05309


[LOGO]    FIRST AMERICAN FUNDS(R)
          THE POWER OF DISCIPLINED INVESTING(R)

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2000



BALANCED FUND                             CORPORATE BOND FUND
EQUITY INCOME FUND                        FIXED INCOME FUND
EQUITY INDEX FUND                         INTERMEDIATE TERM INCOME FUND
LARGE CAP GROWTH FUND                     LIMITED TERM INCOME FUND
LARGE CAP VALUE FUND                      STRATEGIC INCOME FUND
MID CAP GROWTH FUND                       ARIZONA TAX FREE FUND
MID CAP VALUE FUND                        CALIFORNIA INTERMEDIATE TAX FREE FUND
SMALL CAP GROWTH FUND                     CALIFORNIA TAX FREE FUND
SMALL CAP VALUE FUND                      COLORADO INTERMEDIATE TAX FREE FUND
EMERGING MARKETS FUND                     COLORADO TAX FREE FUND
INTERNATIONAL FUND                        INTERMEDIATE TAX FREE FUND
INTERNATIONAL INDEX FUND                  MINNESOTA INTERMEDIATE TAX FREE FUND
HEALTH SCIENCES FUND                      MINNESOTA TAX FREE FUND
REAL ESTATE SECURITIES FUND               OREGON INTERMEDIATE TAX FREE FUND
TECHNOLOGY FUND                           TAX FREE FUND


This Statement of Additional Information relates to the Class A, Class B, Class C and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated February 1, 2000. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 1999 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or call Investor Services at 1-800-637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION                                                            1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS                             2
      Short-Term Investments                                                   2
      U.S. Government Securities                                               3
      Repurchase Agreements                                                    3
      When-Issued and Delayed Delivery Transactions                            4
      Lending of Portfolio Securities                                          5
      Options Transactions                                                     5
      Futures and Options on Futures                                           7
      Fixed Income Securities -- Equity Funds                                  8
      Foreign Securities                                                       8
      Foreign Securities Exchanges                                            10
      Foreign Currency Transactions                                           10
      Mortgage-Backed Securities                                              11
      REIT Securities                                                         14
      Asset-backed Securities                                                 15
      Municipal Bonds and Other Municipal Obligations                         15
      Temporary Taxable Investments                                           16
      Inverse Floating Rate Municipal Obligations                             17
      Zero Coupon Securities                                                  17
      Adjustable Rate Mortgage Securities                                     17
      Interest Rate Transactions                                              17
      Guaranteed Investment Contracts                                         17
      Debt Obligations Rated Less Than Investment Grade                       18
      Debt Obligations -- Strategic Income Fund                               18
      Floating Rate Debt Obligations                                          19
      Fixed Rate Corporate Debt Obligations                                   19
      Payment-In-Kind Debentures and Delayed Interest Securities              19
      Preferred Stock                                                         19
      Participation Interests                                                 19
      Closed-End Investment Companies                                         20
      U.S. Treasury Inflation-Protection Securities                           20
      Special Factors Affecting Arizona Tax Free Fund                         21
      Special Factors Affecting California Intermediate Tax Free Fund and
        California Tax Free Fund                                              22
      Special Factors Affecting Colorado Intermediate Tax Free Fund and
        Colorado Tax Free Fund                                                26
      Special Factors Affecting Minnesota Intermediate Tax Free Fund and
        Minnesota Tax Free Fund                                               27
      Special Factors Affecting Oregon Intermediate Tax Free Fund             28
      CFTC Information                                                        31

INVESTMENT RESTRICTIONS                                                       31

DIRECTORS AND EXECUTIVE OFFICERS                                              33
      Directors                                                               33
      Executive Officers                                                      34
      Compensation                                                            35

INVESTMENT ADVISORY AND OTHER SERVICES                                        36
      Investment Advisory Agreement                                           36

SUB-ADVISORY AGREEMENT FOR EMERGING MARKETS FUND,
INTERNATIONAL FUND AND STRATEGIC INCOME FUND                                  38

ADMINISTRATION AGREEMENT                                                      39

DISTRIBUTOR AND DISTRIBUTION PLANS                                            40

CUSTODIAN; COUNSEL; AUDITORS                                                  44

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                            44

CAPITAL STOCK                                                                 47

NET ASSET VALUE AND PUBLIC OFFERING PRICE                                     63

FUND PERFORMANCE                                                              67

TAXATION                                                                      76

REDUCING SALES CHARGES                                                        78
      Class A Sales Charge                                                    78
      Sales of Class A Shares at Net Asset Value                              78

ADDITIONAL INFORMATION ABOUT SELLING SHARES                                   79
      By Telephone                                                            79
      By Mail                                                                 80
      Redemptions Before Purchase Instruments Clear                           80

RATINGS                                                                       80
      Ratings of Corporate Debt Obligations and Municipal Bonds               81
      Ratings of Preferred Stock                                              82
      Ratings of Municipal Notes                                              83
      Ratings of Commercial Paper                                             84

FINANCIAL STATEMENTS                                                          84

                               GENERAL INFORMATION

            First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."


            FAIF is organized as a series fund and currently issues its shares in 34 series at January 31, 2000. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."


            For purposes of this Statement of Additional Information, "Equity Funds" shall constitute Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, International Fund, International Index Fund, Health Sciences Fund, Technology Fund and Real Estate Securities Fund. "Bond Funds" shall constitute Corporate Bond Fund, Fixed Income Fund, Intermediate Term Income Fund, Limited Term Income Fund and Strategic Income Fund. "Tax Free Funds" shall constitute Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund and Oregon Intermediate Tax Free Fund. Each of the Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund and Intermediate Tax Free Fund), Real Estate Securities Fund, Health Sciences Fund and Technology Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund and Intermediate Tax Free Fund), Technology Fund, Real Estate Securities Fund and Health Sciences Fund are non-diversified investment companies.

            Shareholders may purchase shares of each Fund through four separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond Funds), Class C (except certain Bond Funds and certain Tax Free Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

            The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

            This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios, Inc. ("FAIP"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., and Minnesota Municipal Term Trust Inc.-II) collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

            The main investment strategies of each Fund are set forth in each Fund's Prospectus. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify any investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."


            If a percentage limitation on investments by a Fund stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than Corporate Bond Fund and Strategic Income Fund and Equity Income Fund to the extent it can buy convertibles) be invested in non-investment grade securities, and no more than 15% of any Fund's net assets will be invested in illiquid securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.


SHORT-TERM INVESTMENTS

            Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities (including, in the case of Balanced Fund, zero coupon securities); repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bank National Association, the Funds' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

            Tax Free Funds, Bond Funds and the Balanced Fund may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

            Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

            COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

            BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

            VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Funds' investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

            VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

            The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

            o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

            o notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

            o notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

            o notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

            The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "--Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in such securities.

REPURCHASE AGREEMENTS

            The Funds may invest in repurchase agreements to the extent specified in their respective Prospectuses. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of Emerging Markets Fund and International Fund, such Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements. In the case of Strategic Income Fund, the Advisor and the Fund's investment sub-advisor will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

            The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

            Each of the Funds (excluding Equity Index Fund and International Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

            The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

            In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund (with respect to its fixed income assets) and the Bond Funds may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

            When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund's investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

            In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of Emerging Markets Fund, International Fund or Strategic Income Fund, such Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to the Advisor, acting as securities lending agent) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.

            In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

            U.S. Bank, the Funds' custodian and investment advisor, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

            To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

            OPTIONS ON SECURITIES. The Equity Funds (other than Equity Index Fund and International Index Fund), Tax Free Funds and Strategic Income Fund may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

            A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

            OPTIONS ON STOCK INDICES. The Equity Funds (other than Equity Index Fund and International Index Fund), Strategic Income Fund and Corporate Bond Fund may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

            OPTIONS ON INTEREST RATE INDICES. The Bond Funds and Tax Free Funds may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

            WRITING OF CALL OPTIONS. The Equity Funds (other than Equity Index Fund and International Index Fund) and Strategic Income Fund may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund, International Fund and Strategic Income Fund) on foreign currencies. The Equity Funds (other than Emerging Markets Fund and International
Fund) may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, and, in the case of Emerging Markets Fund and International Fund, covering up to 50% of the equity securities owned by such Funds. Strategic Income Fund may write (sell) covered call options on equity securities covering up to 25% of its net assets.

            When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

            The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

            LIMITATIONS. None of the Funds other than Mid Cap Growth Fund, Emerging Markets Fund and International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

            The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

            Balanced Fund, Equity Index Fund, International Fund, Emerging Markets Fund, International Index Fund, the Bond Funds and the Tax Free Funds may engage in futures transactions and options on futures transactions. Emerging Markets Fund, International Fund and Strategic Income Fund may enter into contracts for the future delivery of securities and options thereon. Emerging Markets Fund, International Fund, Strategic Income Fund, Equity Index Fund and International Index Fund may enter into stock index futures contracts and options thereon. Balanced Fund, the Bond Funds and the Tax Free Funds may enter into interest rate futures, interest rate index futures (for the Bond Funds and Tax Free Funds) and options thereon. In addition, Emerging Markets Fund, International Fund and Strategic Income Fund may enter into contracts for the future delivery of foreign currencies and options thereon.

            A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

            At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

            A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of Emerging Markets Fund and International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund and International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P 500 Composite Index or the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"), respectively, and to reduce transaction costs.

            Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

            Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund, International Fund and Strategic Income Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

            Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

            The fixed income securities in which Balanced Fund, Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Health Sciences Fund, Real Estate Securities Fund and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

            In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

            The fixed income securities specified above, as well as the fixed income securities in which Balanced Fund may invest as described in the applicable prospectus, are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

            GENERAL. Under normal market conditions Emerging Markets Fund, International Fund and International Index Fund invest principally in foreign securities (Strategic Income Fund invests significantly in foreign securities), and certain other Funds may invest lesser proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Large Cap Growth Fund, Large Cap Value Fund, Equity Income Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Health Sciences Fund, Real Estate Securities Fund and Technology Fund each may invest up to 25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

            Furthermore, Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest up to 15%, and Corporate Bond Fund may invest up to 25%, of total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) bonds of foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

            Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

            In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

            EMERGING MARKETS. Emerging Markets Fund, International Fund and Strategic Income Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investing in securities of issuers in emerging market countries involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging market countries are typically subject to a greater degree of change in earnings and business prospects than are companies in developed markets.


            JAPANESE SECURITIES. Japanese securities comprise a significant portion of the EAFE Index. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.


            Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchanges are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

            A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.

            AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund, International Fund, International Index Fund and Strategic Income Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

            Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.


            FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund, International Fund, International Index Fund or Strategic Income Fund is uninvested. In addition, settlement problems could cause such Funds to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.


FOREIGN CURRENCY TRANSACTIONS

            Emerging Markets Fund, International Fund, International Index Fund and Strategic Income Fund invest in securities which are purchased and sold in foreign currencies. The value of their assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. These Funds also will incur costs in converting United States dollars to local currencies, and vice versa.

            Emerging Markets Fund, International Fund, International Index Fund and Strategic Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

            Emerging Markets Fund, International Fund and Strategic Income Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. These Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets Fund, International Fund and Strategic Income Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

            Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The applicable Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund, International Fund and Strategic Income Fund may realize losses on their foreign currency transactions.

            As stated above, Emerging Markets Fund, International Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with their investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds will comply with applicable SEC announcements requiring them to segregate assets to cover the Funds' commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. The Funds (except Strategic Income Fund) generally will not enter into a forward contract with a term longer than one year, and Strategic Income Fund will not enter into a forward contract with a term longer than six months.

            FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Emerging Markets Fund, International Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, these Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

            FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

            A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund, International Fund or Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

            As described in the applicable Prospectuses, Balanced Fund and the Bond Funds also may invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities that are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described below. In addition, Strategic Income Fund and Corporate Bond Fund may invest in private pass-through securities. Furthermore, Strategic Income Fund may invest in Real Estate Mortgage Investment Conduits ("REMICs").

            Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

            FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

            FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

            The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

            The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

            Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

            The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

            CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

            CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

            o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

            o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

            o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

            o As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

            o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

            o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

            REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

            It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds (except Limited Term Income Fund) will invest more than 10% of their total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities. Limited Term Income Fund will not invest in interest-only, principal-only, inverse interest-only or inverse floating rate mortgage-backed securities.

REIT SECURITIES

            A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

            REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

            Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

            Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

            Balanced Fund and the Bond Funds may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

            The Tax Free Funds may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

            MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

            Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

            REFUNDED BONDS. Tax Free Funds may not invest more than 25% of fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETMS") bonds.

            The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for a ETMS refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

            DERIVATIVE MUNICIPAL SECURITIES. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

            The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates.

            MUNICIPAL LEASES. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

            Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

            In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

            The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

            Each of the Tax Free Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

            The Bond Funds and Tax Free Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

ADJUSTABLE RATE MORTGAGE SECURITIES

            The Bond Funds and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

            ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

INTEREST RATE TRANSACTIONS

            Tax Free Funds may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

GUARANTEED INVESTMENT CONTRACTS

            Limited Term Income Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs therefore are usually considered to be illiquid investments. Limited Term Income Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS -- RATED LESS THAN INVESTMENT GRADE


            Strategic Income Fund and Corporate Bond Fund may invest in both investment grade debt obligations and non-investment grade (lower-rated) bonds. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Corporate Bond Fund may invest in both investment grade and non-investment grade (lower-rated) bonds rated at least B or equivalent rating by at least one Nationally Recognized Statistical Rating Organization. There are no minimum rating requirements for investments by Strategic Income Fund (which means that the Fund may invest in unrated bonds and bonds in default). From time to time, the Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's, or BB or lower by Standard & Poor's) corporate debt obligations, which are commonly referred to as "junk bonds."

            The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds."


            Participation in non-investment grade securities globally involves greater returns in the form of higher average yields. Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

            In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

            Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on the Advisor's and applicable sub-advisor's own credit analysis than is the case with investment grade obligations.

DEBT OBLIGATIONS - STRATEGIC INCOME FUND

The Fund's investments may include U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. Certain debt obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine debt securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its debt component.

FLOATING RATE DEBT OBLIGATIONS

            Strategic Income Fund and Corporate Bond Fund expect to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE CORPORATE DEBT OBLIGATIONS


            The Bond Funds and Balanced Fund will invest in fixed rate issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.


PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

            Strategic Income Fund and Corporate Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the "Code").

            Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

            The Equity Funds, Strategic Income Fund and Corporate Bond Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

            Although the Bond Funds (except Strategic Income Fund and Corporate Bond Fund) will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner.

PARTICIPATION INTERESTS

            Strategic Income Fund and Corporate Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

CLOSED-END INVESTMENT COMPANIES

            The Tax Free Funds may invest up to 10% of their total assets in securities of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, the Tax Free Funds and their shareholders may experience a loss. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

            To the extent they may invest in fixed-income securities, the Funds may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

            The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

            The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

            Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

            The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

            Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

            Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

SPECIAL FACTORS AFFECTING ARIZONA TAX FREE FUND

            As described in the Prospectuses relating to Arizona Tax Free Fund, except during temporary defensive periods, the fund will invest most of its total assets in Arizona municipal obligations. The fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Arizona municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Arizona.

            STATE AND LOCAL GOVERNMENT BOND ISSUE. Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

            There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

            GENERAL ECONOMIC CONDITIONS. Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

            From time to time, there are voter initiatives and legislative proposals which attempt to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

            Arizona is required by law to maintain a balanced budget. To achieve this objective, the state has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. The 1998 legislature enacted a $120 million tax reduction package, resulting in the seventh consecutive year of significant state tax reduction. In earlier years, the 1997 legislature enacted a $110 million income tax reduction package, the 1996 legislature enacted a $200 million property tax reduction package, and an income tax reduction of $200 million was enacted in 1995. Although the 1998 general election ballot will not include questions related to the state tax structure generally, efforts were made to bring such issues to the ballot, and may be made again in 2000 and in future years.

            Arizona State government tax revenue growth in fiscal year 1997 increased by 6.5% over fiscal year 1996, even after factoring in tax reductions. The 5.1% increase in sales tax revenue for fiscal year 1997, and projected increases of 5.0% for fiscal year 1998 and fiscal year 1999, respectively, reflect continued strong economic growth in the state. The state general fund ended fiscal year 1997 with a total general fund balance of approximately $762 million, representing approximately 16% of total general fund expenditures for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $516 million, and a budget stabilization ("rainy day") fund balance of approximately $246 million. The total general fund balance at the end of fiscal year 1998 was approximately $814 million. While these balances are indicative of present fiscal health, the overall fiscal picture could change rapidly and dramatically for the worse, depending on fluctuations in revenues resulting from an economic recession or other adverse conditions.

            In 1998, the Legislature adopted a comprehensive plan to overhaul the state's K-12 education capital finance system. Under this plan, a substantial commitment of state general fund revenues to the system has been made, totaling approximately $360 million in fiscal year 1999, with greater amounts likely in future years. There may be additional legislative activity during 1999 and beyond in the areas of tax reform and school finance. The combined impact of the commitment of resources to K-12 education capital finance, continued tax reduction, and the inability to increase revenues without a two-thirds of both houses of the legislature, together with other actions and circumstances, may result in deteriorating fiscal conditions in the future, which may adversely affect state fund balances and fiscal health.

SPECIAL FACTORS AFFECTING CALIFORNIA INTERMEDIATE TAX FREE FUND AND CALIFORNIA TAX FREE FUND

            As described in the Prospectuses relating to California Intermediate Tax Free Fund and California Tax Free Fund, except during temporary defensive periods, the funds will invest most of their total assets in California municipal obligations. The funds therefore are susceptible to political, economic and regulatory factors affecting issuers of California municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in California. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default.

            GENERAL ECONOMIC CONDITIONS. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services.

            As 1998 unfolded, the impact of Asia's recession on California began to emerge. High-technology manufacturing employment -- aerospace and electronics -- peaked in March 1998, and by November 1998, had lost almost 15,000 jobs, or nearly 3% of the industries' workforce. Total nonfarm employment started 1998 with annual growth above 3%, but more recently, the year-to-year pace has slowed to around 2.7%.

            Overall, however, California's economy continued to expand in 1998. Nonfarm employment growth averaged 3.2% and personal income was up more than 6%. The jobless rate was below 6% most of the year. Nonresidential construction activity remained strong, with building permit value up almost 18%. Homebuilding continued on a moderate recovery path, with permits for new houses reaching 126,000 units, a 13% increase over 1997. The construction industry led California's employment growth in 1998. From October 1997 to October 1998, construction jobs increased by more than 9%.

            Although weak export demand is likely to persist through at least 1999, there are other elements in the California economy that will help partially offset the Asia-related problems. Demand for computer services and software remains extremely strong, buoyed by the recent demand to fix Year 2000 problems, the continued explosive growth of the Internet, and by financial sector needs related to the new Euro currency. The strength in construction activity will continue to boost prospects for related manufacturing industries. Although California economic growth will slow from the pace of 1997 and 1998, gains in employment and income should continue to outpace the nation.

            California's population grew by 574,000 people in 1997 to a total of
32.96 million. This reflects a 1.8% increase of population for the year, compared to 1.0% growth posted in calendar year 1996. California's population is concentrated in metropolitan areas specifically in Los Angeles and San Diego Counties.

            California enjoys a large and diverse labor force. For calendar year 1997, the total civilian labor force was 15,971,000 with 14,965,000 individuals employed and 1,006,000, or 6.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 4.9%.

            BUDGETARY PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

            Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

            REVENUES AND EXPENDITURES. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

            Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of January 15, 1999, the PMIA held approximately $20.0 billion of State moneys, and $15.3 billion of moneys invested for 2,641 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of January 15, 1999 were $35.3 billion. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of January 15, 1999 was 192 days.

            SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of December 31, 1998, the General Fund had outstanding internal loans from Special Funds of $1.1 billion (in addition, there are $1.7 billion of external loans represented by the 1998-99 Revenue Anticipation Notes, which mature on June 30,
1999).

The revised projected 1997-98 fiscal year General Fund Reserve for Economic Uncertanties was 2,594.6 million. The Special Fund for Economic Uncertanties was $74.6 million as of June 30, 1998.

            PROPOSITION 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

            In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

            STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

            Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

            ORANGE COUNTY, CA. On December 6, 1994, Orange County, together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most of which, but not all, are located in Orange County, were also depositors in the Pools. Orange County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.

            LITIGATION GENERALLY. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-1997. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

      FISCAL YEAR 1997 - 1998. General Fund revenues and transfers for fiscal year 1997-98 were $55.0 billion, an 11.7% increase from the prior year. Expenditures for the 1997-98 fiscal year were $53.1 billion, an 8% increase. As of June 30, 1998, the General Fund balance was $2.8 billion. The General Fund ended the 1997-98 fiscal year with a cash surplus of $935 million, the first time the State has recorded a surplus without short-term borrowing in the last nine years.

            Overall, General Fund revenues and transfers represent nearly 80% of total revenues. The remaining 20% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 75% of total revenues.

            The 1997-98 fiscal year continued the trend of the past three years in which tax revenues to the General Fund exceeded levels that were anticipated when the budgets were enacted. These additional revenues totaled roughly $2.2 billion in 1997-98.

            1998-99 FISCAL YEAR. A revised balance of $618 million is expected in the General Fund Reserve for Economic Uncertainties at June 30, 1999. The balance in the General Fund at the end of fiscal year 1999 is forecast at $1.1 billion. For fiscal year 1998-99, the Governor's Budget assumes total General Fund revenues of $56.3 billion, a 2.4% net increase from 1997-98. This revised estimate reflects the impact of the tax relief legislation which reduces current year collections $851 million from the baseline estimate, with a more moderate revenue loss in the budget year. After accounting for non-economic factors, underlying General Fund revenue growth for 1998-99 is estimated at 4.0%. Special Fund revenues are estimated to be $15.2 billion and appropriated Special Fund expenditures are projected at $15.7 billion.

            K-12 education remains the state's top funding priority -- over 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and human services expenditures constitute nearly 90% of all state General Fund expenditures. General Fund expenditures for 1998-99 were proposed in the following amounts and programs: $25.6 billion or 41.6% for K-12 education, $16.4 billion or 27% for health and human services, $7.7 billion or 12.8% for higher education, and $4.6 billion, or 7.5% for youth and correctional programs. The remaining expenditures were in areas such as business, transportation, housing, and environmental protection.

            Personal income tax revenues for 1998-99 are expected to reach $28.5 billion. Sales and use tax receipts are forecast at $18.6 billion, a 5.6% increase. Bank and corporation tax receipts are expected to reach $5.9 million, a 1.5% increase.

            DEBT ADMINISTRATION AND LIMITATION. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $19.3 billion aggregate principal amount of general obligation bonds outstanding, and $14.3 billion authorized and unissued, as of December 31, 1997. Outstanding lease revenue bonds totaled $6.7 billion as of December 31, 1998, and are estimated to total $6.6 billion as of June 30, 1999.

            From July 1, 1997 to July 1, 1998, the State issued approximately $1.26 billion in non-self liquidating general obligation bonds and $1.0 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for $1.0 billion of the general obligation bonds and $514 million of the revenue bonds.

            General Fund general obligation debt service expenditures for fiscal year 1997-98 were $1.865 billion, and are estimated at $1.926 billion for fiscal year 1998-99.

SPECIAL FACTORS AFFECTING COLORADO INTERMEDIATE TAX FREE FUND AND COLORADO TAX FREE FUND

            As described in the Prospectuses relating to Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund, except during temporary defensive periods, the funds will invest most of its total assets in Colorado municipal obligations. The funds are therefore susceptible to political, economic and regulatory factors affecting issuers of Colorado municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Colorado. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Colorado. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and that there is no obligation on the part of the State of Colorado to make payment on such local obligations in the event of default.

            COLORADO FISCAL CONDITION. The Colorado Constitution allocates to the General Assembly legislative responsibility for appropriating State moneys to pay the expenses of State government. The fiscal year of the State is the 12-month period commencing July 1 and ending June 30. During the fiscal year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplementary appropriations.

            State general fund tax collections for fiscal year 1997-98 increased 15.4% over fiscal year 1996-97 to reach $5,401.2 million. The current estimate for fiscal year 1998-99 is $5,779.0 million, or an increase of 7.0%. State cash funds, which consist of a variety of program revenues, totalled $2,087.2 million for fiscal year 1997-98, and are projected to increase 4.5% for fiscal year 1998-99 to $2,181.2 million.

            The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. In addition, Article X, Section 20, of the State Constitution (see "-- State Constitutional Amendment" below) limits increases in expenditures of state general funds and cash revenues from year to year to the sum of State inflation plus the percentage change in population (adjusted for revenue changes approved by voters). Expenditures in fiscal year 1998-99 are limited to an increase of no more than 5.5% over 1997-98 expenditures. The 5.5% increase factor is equal to the sum of 1997 inflation of 3.3% and population growth of 2.2%. Based upon total general fund tax collections and state cash revenues for fiscal year 1997-98 of $7,435.2 million, expenditures for 1998-99 will be limited to $7,249.9 million. December 20, 1998 estimates show total revenues for the 1998-99 fiscal year to be $7,905.2 million, or $655.3 million over the limit. The 1998 fiscal year General Fund and program revenues (cash funds) were $563.2 million more than expenditures allowed under the spending limitation. This is the second time the State breached the limit since its implementation in 1992. This excess revenue of $563.2 million will be refunded to Colorado taxpayers during the 1999 tax filing season.

            STATE CONSTITUTIONAL AMENDMENT. Section 20, Article X of the Colorado Constitution (Amendment One") contains limitations on the ability of Districts," which are defined as Colorado State and local governments, to increase taxes and issue debt obligations, as well as limitations on spending and revenue generation. The amendment does not apply to Enterprises," which are defined as government-owned businesses that are authorized to issue their own revenue bonds and that receive under 10% of annual revenues in grants from all Colorado state and local governments combined.

            Amendment One limits the ability of Districts to increase taxes by providing that advance voter approval is required for "any new tax, tax rate increase, mill levy above that for the prior year, valuation for assessment ratio increase for a property class, or extension of an expiring tax, or a tax policy change directly causing a net tax revenue gain to any district." An additional limitation is placed on the maximum annual percentage increase in property tax revenue.

            Amendment One also imposes limitations on government borrowing. The amendment provides that Districts must have advance voter approval for the "creation of any multiple-fiscal year direct or indirect district debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years," except for refinancing District bonded debt at a lower interest rate or adding new employees to existing District pension plans. Prior to the adoption of Amendment One, voter approval was generally required only for the creation of general obligation debt.

            Spending limitations applicable to the State and separately to local governments are also included in Amendment One. The amendment provides that the maximum annual percentage change in each local District's Fiscal Year Spending shall equal inflation in the prior calendar year plus annual local growth, adjusted for revenue changes approved by voters after 1991 and certain other allowed adjustments. "Fiscal Year Spending" is defined as all District expenditures and reserve increases except refunds made in the current or next fiscal year, gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards and property sales. If revenue from sources not excluded from Fiscal Year Spending exceeds the spending limit for a fiscal year, Amendment One provides that the excess must be refunded to taxpayers in the next fiscal year unless voters approve a revenue change as an offset.

            The state's refund for 1998-99 is more than a half-billion dollars, compared to only $139 million in fiscal year 1997 Refunds will continue for the next five years.

            COLORADO ECONOMY. Colorado's economic base is comprised of the mining, construction, real estate, business services, communications and recreational industries. The recessions in Asia and South American are expected to affect the West and Colorado more than the U.S., as a whole, as declines in tourism from these affected areas hurt the states in the Pacific and Southwest with the strongest economic ties.

            The State is also vulnerable to construction and real estate cycles. Colorado began its current construction expansion ahead of the U.S. Total construction is up 1% during 1998, through October, due to heavy construction such as dams, water supply systems, and roads. However, there are signs of weakness in residential, commercial and institutional construction.

            Colorado employment has slowed from 4.0% in 1997 to 3.7% in 1998. Total nonagricultural wage and salary employment was 2,057,800 as of September 1998. This was an increase of 61,000 from September 1997. Services and trade remain the two largest industries. Services employment comprised 30% of the total nonagricultural employment while the trade industry comprised 24%. The unemployment rate as of September 1998 was 3.5% (seasonally adjusted). This was an increase from September 1997 which had an unemployment rate of 3.2%.

            Total personal income in Colorado during 1998 is projected to increase of 7.7%, about the same rate as 7.6% reached in 1997. During 1997, total United States personal income increased 5.6% and is estimated to increase 4.9% in 1998. Preliminary estimates for Colorado personal income predict an annual growth rate of 7.2% for 1999.

            Total population in Colorado increased 2.2% during 1997. The preliminary estimate for total population increase for 1998 is 2.0%.

SPECIAL FACTORS AFFECTING MINNESOTA INTERMEDIATE TAX FREE FUND AND MINNESOTA TAX FREE FUND

            As described in the Prospectuses relating to Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund, except during temporary defensive periods, these Funds will invest most of their total assets in Minnesota municipal obligations. These Funds therefore are susceptible to political, economic and regulatory factors affecting issuers of Minnesota municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

            Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1998. The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average.


            The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. On a number of occasions in previous years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance November 1999 Forecast has projected, under current laws, that the State will complete the June 30, 2001 biennium with an unrestricted balance of $571 million, plus a $350 million cash flow account balance, plus a $622 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $23.6 billion. The Legislature could, however, adopt spending increases or tax cuts that would reduce the projected budgetary surplus. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. The Department of Finance Forecast cautioned that the Forecast does not "provide protection against anything less than ideal economic conditions," and that the "budget reserve remains well below the recommended long term goal of 5 percent of biennial spending."


            State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota municipal obligations that are held by the Funds or the value or marketability of such obligations.

            Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of the Minnesota municipal obligations that are held by the Funds. See "Distributions and Taxes".

SPECIAL FACTORS AFFECTING OREGON INTERMEDIATE TAX FREE FUND

            As described in the Prospectus relating to Oregon Intermediate Tax Free Fund, except during temporary defensive periods, Oregon Intermediate Tax Free Fund will invest most of its total assets in Oregon municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Oregon municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.

            GENERAL ECONOMIC CONDITIONS. Oregon's December 1998 forecast issued by the Department of Administrative Services predicts that the state's economy is feeling the effects of the Asian recessions. High technology manufacturing, forest products, and agriculture have all been slowed by declining exports to Asia. Despite the State's economic slowdown, Oregon's construction sector has largely held up. However, it is not as strong either as in the mid-1990s. A key reason for stability in the construction sector is the housing market. Low mortgage rates and high affordability have sustained Oregon's long housing expansion. Housing starts are estimated to total 25,200 for 1998. Yet, overall, the state's 1999 measures of general economic activity are expected to be the weakest since 1991.

            A pattern of slowing growth is expected for both personal income and employment. Total non-farm wage and salary employment is projected to increase 2.6% for 1998, down from 3.4% in 1997. Job growth is expected to slow further to 1.3% in 1999. Personal income will grow a projected 5.1% for 1998 and 4.0% for 1999, down from 6.5%
growth in 1997. The State's population is forecast to increase 1.3% in 1998, up slightly from an estimated 1.1% in 1997.

            Oregon's unemployment rate increased slightly from 5.5% in November 1997 to 5.6% in November 1998. This is much higher than the national unemployment rates of 4.6% in November 1997 and 4.4% in November 1998.

            The statewide timber harvest is expected to be 3.89 billion board feet for 1998 and 3.83 billion board fee for 1999, a slight decrease from 4.13 billion board feet in 1997. The 1997 statewide timber harvest was an increase of 5.0% from 1996. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

            BUDGETARY PROCESS. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

            Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

            REVENUE AND EXPENDITURES. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: program supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. General Fund revenue totaled $7,731.58 million for the 1995-1997 biennium.

            General Fund revenue is projected to be $8,292.4 million for the 1997-99 biennium. The beginning balance is estimated at $800.1 million for a total General Fund resource estimate of $9,092.6 million. The December 1997-99 General Fund revenue estimate is $67 million higher than the 1997 Close of Session (COS) forecast. The ending balance is now estimated to be $359 million.

            The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements.

            In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

            In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

            Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value.

The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

            DEBT ADMINISTRATION AND LIMITATION. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt.
Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

            A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

            The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

            Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

            The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of September 1, 1997, the total balance of general obligation bonds was $3.26 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion.

            In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

            The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher

Education. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 1997, the certificates of participation debt totaled $634.9 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

            HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

            The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

CFTC INFORMATION

            The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

            In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

            None of the Funds will:

            1. Except for Tax Free Funds, Technology Fund and Health Sciences Fund, invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. Neither

                  Intermediate Tax Free Fund nor Tax Free Fund will invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment of the location of the project or facility which may be the subject of the obligation). None of the Tax Free Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals; (viii) nursing homes;
                  (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund and Minnesota Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of each such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

            2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

            3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets except that Strategic Income Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to service such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

            4.    Make short sales of securities.

            5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Markets Fund, International Fund, Technology Fund and Strategic Income Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

            6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

            7. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that the Funds (other than Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Emerging Markets Fund, International Index Fund, Minnesota Tax Free Fund and Tax Free Fund) may invest in mortgage-backed securities.

            8. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

            9. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

            The following restriction is non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote: None of the Funds will invest more than 15% of its net assets in all forms of illiquid investments.


            The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only mortgage-backed securities; and (iv) municipal leases and securities that represent interests in municipal leases.


            For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.


            For purposes of determining industry concentration for domestic equity securities, the Funds use the North American Industry Classification System (NAICS Manual).


                        DIRECTORS AND EXECUTIVE OFFICERS

            The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

            Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 56.

            Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967.
Age: 52.

            Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 51.


            Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since June 1996, and of FAIP since August 1999; Owner and President of Executive and Management Consulting, Inc., a management consulting firm since 1992; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992.
Age: 57.


            * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999. Age 57.

            * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997, and of FAIP since August 1999; employed by U.S. Bancorp and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, U.S. Bank National Association. Age: 65.


            Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 58.


            Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age:
55.


EXECUTIVE OFFICERS

            Mark Nagle, SEI Investments Company, Oaks, Pennsylvania 19456; President of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; President and Senior Vice President of Fund Accounting and Administration of the Sub-Administrator since 1998; Vice President of Fund Accounting and Administration of the Sub-Administrator from 1996 to 1998; Vice President of the Distributor since December 1997; Vice President of Fund Accounting, BISYS Fund Services, Inc., from November 1995 to November 1996; Senior Vice President, Fidelity Investments, prior to November 1995. Age: 41.

            James F. Volk, SEI Investments Company, Oaks, Pennsylvania 19456; Controller and Treasurer of FAIF, FAF, FASF and FAIP since September 1999; Director, Investment Accounting Operations and Co-director, International Fund Accounting Group, SEI Investments Mutual Funds Services since February 1996; Assistant Chief Accountant, SEC's Division of Investment Management from 1993 to 1996; Senior Manager, Coopers & Lybrand, from 1984 to 1993. Age: 37.

            Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Secretary of FAIF since April 1991, and of FAF since 1981, and of FASF since June 1996, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF.
Age: 55.

            James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm. Age: 48.

            Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 46.

            Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994, and of FASF since June 1996 and of FAIP since September 1999; Senior Vice President and General Counsel of the Sub-Administrator and Distributor since 1994. Vice President of the Administrator and Distributor from 1992 to 1994. Associate, Morgan Lewis & Bockius from 1988 to 1992. Age: 37.

            Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Stawn from 1991 to 1994. Age:
33.

            Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and

Assistant Secretary of the Sub-Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 37.

            Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 53.

            James R. Foggo, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since September 1998; Associate Attorney, Paul, Weiss, Rifkind, Wharton and Garrison from January 1998 to August 1998; Associate Attorney, Baker & McKenzie from January 1995 to January 1998. Age: 36.

            Edward T. Searle, SEI Investments Company, Oaks, Pennsylvania 19456;Vice President and Assistant Secretary of FAF, FAIF, FASF and FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since August 1999; Associate, Drinker, Biddle, and Reath, LLP from 1998 to 1999; Associate, Ballard, Spahr, Andrews and Ingersoll, LLP from 1995 to 1998. Age: 45.

COMPENSATION


            The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF, FASF, FAIP and FACEF, James D. Alt, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, and Kathleen L. Prudhomme, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF and FACEF collectively (column
5) during the fiscal year ended September 30, 1999 (no fees were paid by FAIP during the fiscal year ended September 30, 1999). No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:


               (1)                      (2)                  (3)                   (4)                     (5)
    NAME OF PERSON, POSITION         AGGREGATE            PENSION OR         ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
                                 COMPENSATION FROM    RETIREMENT BENEFITS     BENEFITS UPON        REGISTRANT AND FUND
                                     REGISTRANT        ACCRUED AS PART OF       RETIREMENT            COMPLEX PAID
                                                         FUND EXPENSES                                TO DIRECTORS
Robert J. Dayton, Director         $ 22,917.57                -0-                  -0-                $ 64,750.00

Roger A. Gibson, Director            19,891.39                -0-                  -0-                  56,200.00

Andrew M. Hunter III, Director       24,255.46                -0-                  -0-                  68,530.00

Leonard W. Kedrowski, Director       22,015.02                -0-                  -0-                  62,200.00

Robert L. Spies, Director            21,377.93                -0-                  -0-                  60,400.00

John M. Murphy, Jr., Director               -0-               -0-                  -0-                         -0-

Joseph D. Strauss, Director          25,876.50                -0-                  -0-                  73,110.00

Virginia L. Stringer, Director       73,110.00                -0-                  -0-                  80,052.00

            The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on fund assets and liabilities and will not obligate the funds to retain any director or pay any particular level of compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


            U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment Advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 1999, USB and its consolidated subsidiaries had consolidated assets of more than $77 billion, consolidated deposits of more than $47 billion and shareholders' equity of more than $6 billion.


            Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement") as amended, the Funds engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Funds. Each Fund, other than International Fund, pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. Emerging Markets Fund and International Fund pay the Advisor monthly fees calculated on an annual basis equal to 1.25% of their respective average daily net assets. The Advisory Agreement requires the Advisor to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Advisor or any of its affiliates.

            In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

            The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

            The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                               YEAR ENDED                      YEAR ENDED                       YEAR ENDED
                                           SEPTEMBER 30, 1997              SEPTEMBER 30, 1998               SEPTEMBER 30, 1999
                                              ADVISORY FEE                    ADVISORY FEE                     ADVISORY FEE
                                     BEFORE WAIVER    AFTER WAIVER    BEFORE WAIVER    AFTER WAIVER    BEFORE WAIVER   AFTER WAIVER

Balanced Fund                          $2,969,361      $2,633,982       $4,180,744      $3,605,822      $ 3,912,094    $ 3,306,136
Equity Income Fund                      1,471,595       1,105,166        2,807,799       2,340,742        2,834,648      2,308,494
Equity Index Fund                       3,273,380         822,100        6,944,675       1,728,802       10,005,115      2,309,440
Large Cap Growth Fund                   3,690,541       3,206,103        5,350,388       4,849,232        6,862,041      6,000,262
Large Cap Value Fund                    6,016,828       5,258,308       10,557,867       9,380,815       11,515,418      9,940,990
Mid Cap Growth Fund                             *               *        2,121,828(4)    2,100,572(4)     2,483,590      2,244,808
Mid Cap Value Fund                      3,025,411       3,002,763        4,518,491       4,499,104        2,891,610      2,750,842
Small Cap Growth Fund(1)                  819,610                          398,861         273,024        1,575,724      1,546,633
Small Cap Value Fund                    1,288,688(2)    1,287,355(2)     2,861,342(3)    2,795,846(3)     2,549,308      2,528,873
Emerging Markets Fund                                                      123,423(4)            0          429,305        330,597
International Fund                      2,143,703       2,143,703        4,152,050       3,761,297        5,835,906      5,069,247
International Index Fund                  210,642(2)                       798,785(3)      557,647(3)       888,635        568,908
Health Sciences Fund                      238,884         189,036          263,071         243,244          131,449        103,060
Real Estate Securities Fund               141,149                          448,259         368,112          445,053        364,865
Technology Fund                           872,103         843,048        1,023,293       1,017,496        1,253,307      1,228,286
Corporate Bond Fund                             *               *                *               *                *              *
Fixed Income Fund                       4,163,377       3,118,330        7,919,082       6,074,019        9,864,222      7,188,015
Intermediate Term Income Fund           1,097,629         756,616        3,051,944       2,336,617        3,020,433      2,290,886
Limited Term Income Fund                  477,717                        1,318,172         802,647        1,046,735        637,281
Strategic Income Fund                                                      121,401          96,427        1,142,576      1,086,065
Arizona Tax Free Fund                           *               *                *               *                *              *
California Intermediate Tax Free Fund(5)   32,438          13,450          243,857         152,957          287,232        198,408
California Tax Free Fund                        *               *                *               *                *              *
Colorado Intermediate Tax Free Fund       381,297         265,043          421,494         289,302          447,143        321,469
Colorado Tax Free Fund                          *               *                *               *                *              *
Intermediate Tax Free Fund                                               3,150,791       2,427,240        3,296,007      2,509,362
Minnesota Intermediate Tax Free Fund    1,853,372       1,326,104        2,203,876       1,687,229        2,219,324      1,681,218
Minnesota Tax Free Fund                                                    687,617(4)      639,522(4)       906,461        626,135
Oregon Intermediate Tax Free Fund(5)      180,599          80,601        1,271,276         949,861        1,324,741      1,004,343
Tax Free Fund                                                              240,188(4)      210,860(4)       321,075        215,158


*Fund was not in operation during this fiscal year.


(1) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.


(2)   For the four month period from August 1, 1997 to November 30, 1997.

(3)   For the ten month period from December 1, 1997 to September 30, 1998.


(4)   Includes advisory fees paid to Piper Capital Management Inc.,

(5)   Commenced operations on August 8, 1997.

               SUB-ADVISORY AGREEMENTS FOR EMERGING MARKETS FUND,
                  INTERNATIONAL FUND AND STRATEGIC INCOME FUND

      Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-advisor for Emerging Markets Fund and International Fund under agreements with the Advisor (the "Marvin & Palmer Sub-Advisory Agreements"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States, United States, and emerging markets equity portfolios principally for institutional accounts. As of December 31, 1999, Marvin & Palmer managed a total of approximately $14 billion in investments. Pursuant to Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's and International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Emerging Markets Fund and International Fund to their respective investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreements also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreements.


            For its services to International Fund under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million.

            For its services to Emerging Markets Fund under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.


            Federated Global Investment Management Corp., 175 Water Street, New York, New York 10038-4965 ("Federated Global"), a subsidiary of Federated Investors ("Federated"), is a sub-advisor for Strategic Income Fund under an agreement with the Advisor (the "Federated Sub-Advisory Agreement"). Federated Global, which is a Delaware corporation, is a registered investment advisor under the Investment Adviser's Act of 1940. As of September 30, 1999, Federated Global, and such other subsidiaries of Federated rendered investment advice regarding over $115.2 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, Federated Global is responsible for the investment of the international portion of Strategic Income Fund's assets. Under the Federated Sub-Advisory Agreement, Federated Global is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions. The Federated Sub-Advisory Agreement also requires Federated Global to provide all office space, personnel and facilities necessary and incident to Federated Global's performance of its services under the Federated Sub-Advisory Agreement.


            For its services under the Sub-Advisory Agreement, Federated Global is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.40% of the first $25 million of Strategic Income Fund's average daily net assets, 0.33% of Strategic Income Fund's average daily net assets in excess of $25 million up to $50 million, 0.26% of Strategic Income Fund's average daily net assets in excess of $50 million up to $100 million and 0.21% of Strategic Income Fund's average daily net assets in excess of $100 million.

ADMINISTRATION AGREEMENT


            U.S. Bank National Association (the "Administrator"), 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the Administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a subsidiary of USB. Under the Administration Agreement, the Administrator is compensated to provide, or, compensates other entities to provide services to the Funds. These services include, various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services and shareholder services. The funds pay U.S. Bank at an annual rate, which is calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF, and FAIP.) In addition, the funds pay U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account and closed account fees of $3.50 per account.


            Prior to January 1, 2000, SEI Investments Management Corporation served as the administrator for the Funds. SEI Investments Management Corporation is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Distrbutor. See "- Distributor and Distribution Plans" below. The Funds paid to SEI Investment Management a fee equal to (i) 0.12% of each Fund's average daily net assets until aggregate net assets of all Funds exceeded $8 billion and (ii) 0.105% to the extent aggregate net assets of all Funds exceeded $8 billion.

            The following table sets forth total administrative fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                           YEAR ENDED        YEAR ENDED          YEAR ENDED
                                         SEPT. 30, 1997    SEPT. 30, 1998      SEPT. 30, 1999

Balanced Fund                              $ 483,173        $    657,769        $   608,557
Equity Income Fund                           238,527             442,245            441,096
Equity Index Fund                            532,263           1,091,829          1,556,165
Large Cap Growth Fund                        599,349             842,335          1,067,331
Large Cap Value Fund                         977,071           1,660,665          1,791,165
Mid Cap Growth Fund                                *             210,497(4)         386,256
Mid Cap Value Fund                           491,566             711,009            450,594
Small Cap Growth Fund(1)                     135,387              61,021            245,043
Small Cap Value Fund                         209,129(2)          449,312            396,552
Emerging Markets Fund                              *              42,593(4)          48,097
International Fund                           195,362             366,970            504,997
International Index Fund                      86,702(2)          125,892            144,346
Health Sciences Fund                          48,839              41,425             20,450
Real Estate Securities Fund                   49,002              70,555             69,228
Technology Fund                              141,679             161,074            195,024
Corporate Bond Fund                                *                   *                  *
Fixed Income Fund                            676,891           1,245,286          1,534,330
Intermediate Term Income Fund                178,052             480,270            469,836
Limited Term Income Fund                     134,340             207,448            162,836
Strategic Income Fund                              *              18,848            178,298
Arizona Tax Free Fund                              *                   *                  *
California Intermediate Tax Free Fund          5,200(3)           38,445             44,676
California Tax Free Fund                           *                   *                  *
Colorado Intermediate Tax Free Fund           62,075              66,315             69,551
Colorado Tax Free Fund                             *                   *                  *
Intermediate Tax Free Fund                         *             496,225            512,689
Minnesota Intermediate Tax Free Fund         301,176             346,914            344,973
Minnesota Tax Free Fund                            *             106,844(4)         140,995
Oregon Intermediate Tax Free Fund             28,951(3)          200,197            206,058
Tax Free Fund                                      *              40,574(4)          49,938


--------------------------------------------------------------------------------------------

*     Fund was not in operation during this fiscal year.


(1) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(2)   For the four month period from August 1, 1997 to November 30, 1997.

(3)   Commenced operations on August 8, 1997.

(4) Includes administrative fees paid to the administrator of the Fund's predecessor arising from a merger transaction between certain FAIF Funds and Piper Funds Inc., Piper Funds II Inc., Piper Institutional Funds Inc. and Piper Global Funds Inc.

DISTRIBUTOR AND DISTRIBUTION PLANS

            SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B, Class C and Class Y Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company.

            The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated February 10, 1994 (the "Class A/Class Y Distribution Agreement") between itself and the Funds, and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated August 1, 1994, as amended September 14, 1994 (the "Class B Distribution and Service Agreement") between itself and the Funds. In addition, the Distributor serves as distributor for the Class C Shares pursuant to a Distribution and Service Agreement dated December 9, 1998 ("Class C Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

            Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

            Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.


            The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each fund for that month.

            The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

            The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

            The Distributor receives no compensation for distribution of the Class Y Shares.

            The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

            The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by SEI Investments Distribution Co., the Funds' principal underwriter.

                                                               TOTAL UNDERWRITING COMMISSIONS
                                          FISCAL YEAR ENDED           FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                          SEPTEMBER 30, 1997          SEPTEMBER 30, 1998          SEPTEMBER 30, 1999

Balanced Fund                             $       260,351              $       1,388,236              $       917,441
Equity Income Fund                        $        32,893              $         298,410              $       340,653
Equity Index Fund                         $       144,427              $       1,940,988              $     3,181,754
Large Cap Growth Fund                     $        25,408              $         232,067              $       297,655
Large Cap Value Fund                      $       244,029              $       1,359,139              $       618,524
Mid Cap Growth Fund                       $            --              $              --              $        23,734
Mid Cap Value Fund                        $       210,081              $       1,110,165              $       343,008
Small Cap Growth Fund(1)                  $        13,289              $          51,922              $        59,024
Small Cap Value Fund(2)                   $            --              $         120,770              $        65,337
Emerging Markets Fund                     $            --              $              --              $           872
International Fund                        $        11,830              $          66,662              $       137,685
International Index Fund                  $            --              $          15,154              $        43,475
Health Sciences Fund                      $         3,150              $          30,570              $        23,080
Real Estate Securities Fund               $        35,002              $         162,439              $        68,564
Technology Fund                           $            --              $         130,824              $       281,667
Corporate Bond Fund                       $            --              $              --              $           --
Fixed Income Fund                         $        10,441              $         235,845              $       440,550
Intermediate Term Income Fund             $            --              $           1,344              $         5,046
Limited Term Income Fund                  $           478              $             759              $         3,541
Strategic Income Fund                     $            --              $              --              $        43,472
Arizona Tax Free Fund                     $            --              $              --              $            --
California Intermediate Tax Free Fund(2)  $            27              $              --              $         7,172
California Tax Free Fund                  $            --              $              --              $            --
Colorado Intermediate Tax Free Fund       $        17,044              $          19,530              $         3,429
Colorado Tax Free Fund                    $            --              $              --              $            --
Intermediate Tax Free Fund                $        12,628              $          44,172              $        50,529
Minnesota Intermediate Tax Free Fund      $        15,797              $          27,430              $        19,630
Minnesota Tax Free Fund                   $            --              $              --              $        49,395
Oregon Intermediate Tax Free Fund(2)      $            --              $              --              $         4,724
Tax Free Fund                             $            --              $                              $         6,867

---------------

(1) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(2)   Commenced operations on August 8, 1997.

                                                                   UNDERWRITING COMMISSIONS
                                                                 RETAINED BY THE UNDERWRITER
                                            FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                           SEPTEMBER 30, 1997        SEPTEMBER 30, 1998           SEPTEMBER 30, 1999

Balanced Fund                              $                           $        64,621            $       8,417
Equity Income Fund                         $         3,625             $        18,985            $       6,101
Equity Index Fund                          $        16,016             $       101,556            $      21,564
Large Cap Growth Fund                      $         2,816             $        10,315            $      14,761
Large Cap Value Fund                       $        27,240             $        52,979            $      24,770
Mid Cap Growth Fund                        $            --             $            --            $       5,342
Mid Cap Value Fund                         $        23,420             $        88,234            $       6,219
Small Cap Growth Fund(1)                   $         1,459             $         3,092            $       3,390
Small Cap Value Fund(2)                    $            --             $        13,051            $       5,983
Emerging Markets Fund                      $            --             $            --            $          --
International Fund                         $         1,403             $         6,734            $          --
International Index Fund                   $            --             $         1,026            $          --
Health Sciences Fund                       $           363             $         1,572            $         283
Real Estate Securities Fund                $         3,812             $         1,613            $         957
Technology Fund                            $            --             $         2,825            $       2,695
Corporate Bond Fund                        $            --             $            --            $          --
Fixed Income Fund                          $           384             $         8,577            $      21,217
Intermediate Term Income Fund              $            --             $           150            $       6,496
Limited Term Income Fund                   $            26             $            73            $       2,251
Strategic Income Fund                      $            --             $             2            $          --
Arizona Tax Free Fund                      $            --             $            --            $          --
California Intermediate Tax Free Fund(2)   $             3             $             3            $         618
California Tax Free Fund                   $            --             $            --            $          --
Colorado Intermediate Tax Free Fund        $         1,285             $         2,330            $         962
Colorado Tax Free Fund                     $            --             $            --            $          --
Intermediate Tax Free Fund                 $         1,385             $         4,859            $       7,089
Minnesota Intermediate Tax Free Fund       $         1,760             $         4,094            $       4,773
Minnesota Tax Free Fund                    $            --             $            --            $       1,955
Oregon Intermediate Tax Free Fund(2)       $            --             $            --            $       2,857
Tax Free Fund                              $            --             $            --            $         691

---------------

(1) On July 31, 1998, Piper Small Company Growth Fund and Small Cap Growth Fund consummated a reorganization transaction pursuant to which shares of Piper Small Company Growth Fund were exchanged for shares of Small Cap Growth Fund. Small Cap Growth Fund is the financial reporting survivor.

(2)   Commenced operations on August 8, 1997.


            SEI Investments Distribution Co. received the following compensation from each Fund during its most recent fiscal year.

                                          NET UNDERWRITING     COMPENSATION ON       BROKERAGE            OTHER
                                           DISCOUNTS AND       REDEMPTIONS AND      COMMISSIONS        COMPENSATION
                                            COMMISSIONS          REPURCHASES
Balanced Fund                            $     658,818        $     258,623        $                  $
Equity Income Fund                       $     293,803        $      46,850        $     _______      $     _______
Equity Index Fund                        $   2,850,087        $     196,667        $     _______      $     _______
Large Cap Growth Fund                    $     253,653        $      44,002        $     _______      $     _______
Large Cap Value Fund                     $     382,346        $     236,178        $     _______      $     _______
Mid Cap Growth Fund                      $      23,382        $         352        $     _______      $     _______
Mid Cap Value Fund                       $     133,545        $     209,463        $     _______      $     _______

Small Cap Growth Fund                    $      50,253        $       8,771        $     _______      $     _______

Small Cap Value Fund                     $      61,549        $       3,788        $     _______      $     _______
Emerging Markets Fund                    $         872        $       --           $     _______      $     _______
International Fund                       $     124,806        $      12,879        $     _______      $     _______
International Index Fund                 $      42,077        $       1,398        $     _______      $     _______
Health Sciences Fund                     $      18,571        $       4,509        $     _______      $     _______
Real Estate Securities Fund              $      37,002        $      31,563        $     _______      $     _______
Technology Fund                          $     237,514        $      44,153        $     _______      $     _______
Corporate Bond Fund                      $       --           $       --           $     _______      $     _______
Fixed Income Fund                        $     345,573        $      94,977        $     _______      $     _______
Intermediate Term Income Fund            $       5,046        $       --           $     _______      $     _______
Limited Term Income Fund                 $       3,541        $       --           $     _______      $     _______
Strategic Income Fund                    $      43,376        $          96        $     _______      $     _______
Arizona Tax Free Fund                    $       --           $       --           $     _______      $     _______
California Intermediate Tax Free Fund    $       7,172        $       --           $     _______      $     _______
California Tax Free Fund                 $       --           $       --           $     _______      $     _______
Colorado Intermediate Tax Free Fund      $       3,424        $       --           $     _______      $     _______
Colorado Tax Free Fund                   $       --           $       --           $     _______      $     _______
Intermediate Tax Free Fund               $      50,529        $       --           $     _______      $     _______
Minnesota Intermediate Tax Free Fund     $      19,630        $       --           $     _______      $     _______
Minnesota Tax Free Fund                  $      49,395        $       --           $     _______      $     _______
Oregon Intermediate Tax Free Fund        $      11,724        $       --           $     _______      $     _______
Tax Free Fund                            $       6,869        $       --           $                  $

             FAIF has adopted Plans of Distribution with respect to the Class A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

             The following table sets forth the total Rule 12b-1 fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999 with respect to the Class A Shares, Class B and Class C Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares of the Funds.

                                              YEAR ENDED                    YEAR ENDED                      YEAR ENDED
                                          SEPTEMBER 30, 1997            SEPTEMBER 30, 1998              SEPTEMBER 30, 1999
                                            RULE 12b-1 FEES              RULE 12b-1 FEES                 RULE 12b-1 FEES
                                        CLASS A       CLASS B        CLASS A        CLASS B      CLASS A      CLASS B     CLASS C
                                         SHARES        SHARES         SHARES         SHARES       SHARES       SHARES      SHARES

Balanced Fund                          $  65,211     $ 284,082      $ 122,168      $ 570,281     $ 193,856    $ 629,466   $   3,636
Equity Income Fund                        10,355        50,769         25,185         78,673        38,215      106,918       5,448
Equity Index Fund                         24,989       139,149         90,541        352,463       216,796      765,724      58,857
Large Cap Growth Fund                     21,223        75,168        101,527        108,747       399,312      157,837       2,166
Large Cap Value Fund                      82,694       367,871        218,512        613,014       471,235      642,319       3,830
Mid Cap Growth Fund                            *             *        802,902(4)       7,188       469,354        2,012       1,281
Mid Cap Value Fund                        59,658       227,800         99,294        416,365        67,755      271,088         428
Small Cap Growth Fund(1)                   9,165         8,939        108,828          6,449        80,549       17,028       1,036
Small Cap Value Fund                      23,014(2)          0(2)      37,953          1,991        31,105        8,807         346
Emerging Markets Fund                          *             *         50,048(4)           0        12,993            2          60
International Fund                         9,497        15,477         33,622         26,250       111,865       35,592       3,417
International Index Fund                   1,250             0          3,536            642         6,200        4,117           *
Health Sciences Fund                       1,725         3,921          5,499          6,575         3,065        7,476           *
Real Estate Securities Fund                2,975        17,056          5,618         34,621         4,640       28,059           *
Technology Fund                           12,736        58,415         24,444         85,332        31,222      133,633           *
Corporate Bond Fund                            *             *              *              *             *            *           *
Fixed Income Fund                         20,065        15,180         88,855        160,408       403,885      165,060       1,424
Intermediate Term Income Fund                  0             0              0              *        60,926            *           *
Limited Term Income Fund                       0             0              0              *            --            *           *
Strategic Income Fund                          *             *         21,319             58        91,594        3,984       1,618
Arizona Tax Free Fund                          *             *              *              *             *            *           *
California Intermediate Tax Free
Fund(3)                                        0             0              0              *             *            *           *
California Tax Free Fund                       *             *              *              *             *            *           *
Colorado Intermediate Tax Free Fund            0             0              0              *             *            *           *
Colorado Tax Free Fund                         *             *              *              *             *            *           *
Intermediate Tax Free Fund                     *             *              0              *             *            *           *
Minnesota Intermediate Tax Free Fund           0             0              0              *             *            *           *
Minnesota Tax Free Fund                        0             *        282,169(4)           *       289,760            *       4,527
Oregon Intermediate Tax Free Fund(3)           0             0              *              *            --            *           *
Tax Free Fund                                  0             *        105,088(4)           *        93,850            *         204


*     Fund or class was not in operation during this fiscal year.

(1) Small Cap Growth Fund is the financial reporting survivor of Piper Small Company Growth Fund. Total distribution fees for the fiscal year ended September 30, 1997 paid by Piper Small Company Growth Fund were $101,905.


(2)   For the four month period from August 1, 1997 to November 30, 1997.

(3)   Commenced operations on August 8, 1997.

(4) Includes distribution fees paid to the distributor of the Fund's predecessor arising from a merger transaction between certain FAIF Funds and Piper Funds Inc., Piper Funds II Inc., Piper Institutional Funds Inc. and Piper Global Funds, Inc.

CUSTODIAN; COUNSEL; AUDITORS


            CUSTODIAN. The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, for Emerging Markets Fund and International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.


            As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% (0.10% in the case of Emerging Markets Fund, International Index Fund and International Fund) of such Fund's average daily net assets. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

            COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for the Funds.

            AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1999.


            KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acted as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal periods ended as of September 30, 1998.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

            Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective investment sub-advisors. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or applicable investment sub-advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or applicable investment sub-advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

            While the Advisor and applicable investment sub-advisor do not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor and investment sub-advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

            It is expected that Emerging Markets Fund, International Fund, International Index Fund and Strategic Income Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

            Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

            Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor, Federated Global or Marvin & Palmer may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor, Federated Global or Marvin & Palmer. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

            Research services that may be received by the Advisor, Federated Global or Marvin & Palmer would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor, Federated Global or Marvin & Palmer to supplement its own investment research activities and enable the Advisor, Federated Global or Marvin & Palmer to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor, Federated Global or Marvin & Palmer would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor, Federated Global or Marvin & Palmer in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor, Federated Global or Marvin & Palmer in performing services for the Funds. The Advisor, Federated Global or Marvin & Palmer determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

            The Advisor, Federated Global or Marvin & Palmer have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, Federated Global or Marvin & Palmer, except as noted below. The Advisor, Federated Global or Marvin & Palmer may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor, Federated Global or Marvin & Palmer with research services, which the Advisor, Federated Global or Marvin & Palmer anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor, Federated Global or Marvin & Palmer would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor, Federated Global or Marvin & Palmer determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor, Federated Global or Marvin & Palmer with respect to the Funds.

            The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

            When two or more clients of the Advisor, Federated Global or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor, Federated Global or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

            The following table sets forth the aggregate brokerage commissions paid by each of the Funds during the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                          YEAR ENDED         YEAR ENDED          YEAR ENDED
                                        SEPT. 30, 1997     SEPT. 30, 1998      SEPT. 30, 1999

Balanced Fund                           $     290,704      $     564,182       $     560,619
Equity Income Fund                            180,195            111,956             315,203
Equity Index Fund                             117,618            194,935             173,116
Large Cap Growth Fund                         327,653            580,279           1,057,964
Large Cap Value Fund                        1,205,280          2,567,632           2,605,857
Mid Cap Growth Fund                                 *            276,054(4)          415,391
Micro Cap Value Fund                           31,662            127,010             186,139
Small Cap Growth Fund(1)                       63,981             49,672             174,400
Small Cap Value Fund                            5,845(2)         239,609(3)          628,439
Emerging Markets Fund                               *             74,024(4)          343,748
International Fund                            818,016            467,074           3,029,581
International Index Fund                       81,688(2)         103,733(3)            1,039
Health Sciences Fund                           17,550             29,340              31,919
Real Estate Securities Fund                    56,817            138,009              73,017
Technology Fund                                60,918            157,398             153,043
Corporate Bond Fund
Fixed Income Fund                                   0                  0                   0
Intermediate Term Income Fund                       0                  0                   0
Limited Term Income Fund                            0                  0                   0
Strategic Income Fund                               *                  0               5,174
California Intermediate Tax Free Fund               0                  0                   0
Colorado Intermediate Tax Free Fund                 0                  0                   0
Intermediate Tax Free Fund                          *                  0               8,125
Minnesota Intermediate Tax Free Fund                0                  0               3,000
Minnesota Tax Free Fund                             *                  0              11,683
Oregon Intermediate Tax Free Fund                   0                  0                   0
Tax Free Fund                                       *                  0              22,669


--------------------------------------------------------------------------------------------

*     Fund was not in operation during this fiscal year.

(1) Small Cap Growth Fund is the financial reporting survivor of Piper Small Company Growth Fund. Piper Small Company Growth Fund paid aggregate brokerage commissions during the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, of $125,638, $65,924 and
      $4,020, respectively.


(2)   For the four month period from August 1, 1997 to November 30, 1997.

(3)   For the ten month period from December 1, 1997 to September 30, 1998.

(4) Includes brokerage commissions paid by the Fund's predecessor arising from a merger transaction between certain FAIF Funds and Piper Funds Inc., Piper Funds II Inc., Piper Institutional Funds Inc. and Piper Global Funds Inc.


            At September 30, 1999, Fixed Income Fund held corporate obligations of Chase Manhattan and Goldman Sachs, both deemed to be "regular brokers or dealers" of the Funds under the 1940 Act (or of such broker-dealer's parent companies) in the amount of $24,616,414 and $14,268,750, respectively.



                                  CAPITAL STOCK


            Each share of a Fund's $.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.


            Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.


            Under the laws of the state of Maryland and FAIF's Bylaws, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 10% or more of the outstanding shares of FAIF.

            As of November 9, 1999, the directors of FAIF, owned shares of FAIF, FAF and FASF with an aggregate net asset value of $6 million. As of November 1, 1999, the directors and officers of FAIF as a group owned less than one percent of each class of each Fund's outstanding shares. As of November 9, 1999, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.


                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                     CLASS A     CLASS B     CLASS C     CLASS Y
BALANCED FUND

USB Piper Jaffray Cust
FBO Raymond Wirtz
IRA 200 772871
222  SO 9th St.
Minneapolis, MN 55402-3389                                                     9.22%

U S Bancorp Investments Inc.
FBO 140302741
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     6.80%

U S Bancorp Investments Inc.
FBO 175113201
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.16%

U S Bancorp Investments Inc.
FBO 190624471
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     6.70%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     6.95%

James E Roberts & Nancy L Roberts JTWROS
830 Oriole Court
Geneseo, IL 61254-1156                                                         6.88%

NFSC FEBO # BCC-362000
Charles L Ciesman
1319 Ramsey St. W
Stillwater, MN 55082-5541                                                      6.83%

Dorsey & Whitney Master TR BAL FD
Dorsey & Whitney LLP
Pillsbury Center South
220 South Sixth Street
Minneapolis, MN 55402                                                                       6.89%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     64.80%


EQUITY INCOME

U.S. Bancorp Investments, Inc.
FBO 176158571
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     13.49%

First American Strategy Income Fund
US Bank National Assn
Attn Mutual Funds Department
P.O. Box 64010
Saint Paul, MN 55164-0010                                                                   5.66%


EQUITY INDEX FUND

United Way of St. Paul, Inc.
Attn: Julie Neville
166 E. 4th St.
St. Paul, MN 55101                                    5.62%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       11.32%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     19.44%

US Bank Tr
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                   18.36%

MetLife Defined Contribution Group
As Agent for First Tr Natl Assoc TR
FBO UTD Healthcare Corp 401(k) SP
180 E Fifth St.
PO Box 64488
St. Paul, MN 55164-0488                                                                     16.07%


LARGE CAP GROWTH

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     25.62%

Lawrence A Yoble
7844 Sycamore Dr.
Lincoln, NE 68506-1855                                                         5.45%

Roy Bennett III & Justine Bennett JTWROS
197 Bryant #2
Palo Alto, CA 94301-1104                                                       5.14%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                               7.58%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     7.16%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       9.85%


LARGE CAP VALUE

U. S. Bancorp Investments, Inc.
FBO 176158571
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     16.49%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     16.62%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     17.48%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                   13.34%

State Street Bank & Trust Co.
As Trustee for AMD RSP Profit Sharing Plan
Defined Contribution Services SPG
PO Box 351
Boston, MA 02101-0351                                 10.14%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       10.35%

MID CAP GROWTH

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     25.54%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     6.43%

James E Roberts & Nancy L Roberts JTWROS
830 Oriole Court
Geneseo, IL 61254-1156                                                         20.79%

Ryan E Roberts
12345 E 400th Street
Orion, IL 61273-9020                                                           10.39%

Judith G Gerber TTEE
Judith G Gerber TR
U/A DTD 12/30/85
955 Oxford Lane
Colorado Springs, CO 80906-1900                                                5.27%

First American Strategy Growth and Income Fund
US Bank National Assn
Attn Mutual Funds Department
P.O. Box 64010
Saint Paul, MN 55164-0010                                                                   5.75%

U. S. Bancorp Investments, Inc.
FBO 384005031
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         5.10%

U. S. Bancorp Investments, Inc.
FBO 140115061
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         5.79%

USB Piper Jaffray as Cust
FBO Bonnie M Lundeen
IRA 420465244
222 So 9th ST.
Minneapolis, MN 55402-3389                                         8.41%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th Street
St. Paul, MN 55101-2667                                                                     10.22%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th Street
St. Paul, MN 55101-2667                               12.23%

BOB & Co
C/O BankBoston
Mutual Funds 45 02 93
P.O. Box 1809
Boston, MA 02105-1809                                 6.75%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       41.45%


MID CAP VALUE

Piper Jaffray Cust
FBO Veronica Viro
IRA 380738065
222 SO 9th St.
Minneapolis, MN 55402-3389                                                     7.17%

USB Piper Jaffray as Cust
FBO Daniel E Sparling
IRA 410680125
222 So 9th St.
Minneapolis, MN 55402-3389                                                     6.31%

USB Piper Jaffray as Cust
FBO George Tinklin S/D
IRA ACCT 830689865
222 So 9th St.
Minneapolis, MN 55402-3389                                                     5.26%

USB Piper Jaffray as Cust
FBO Betty A Dannen S/D
IRA ACCT 380230485
222 So 9th St.
Minneapolis, MN 55402-3389                                                     16.00%

USB Piper Jaffray as Cust
FBO Robert L Dorr S/D
IRA ACCT 380246304
222 So 9th St.
Minneapolis, MN 55402-3389                                                     5.97%

PJHPRIME
Arliss M Stockdale
2018 Polk Dr
Ames IA 50010-4317                                                             5.08%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     29.16%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     15.13%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                   14.57%

Investors Bank & Trust Co Tr
U/A 06-15-98
Hormel Foods Corp Trust
Attn Bob Dana
PO Box 9130
Boston, MA 02117-9130                                                                       5.40%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       24.35%


SMALL CAP GROWTH

U.S. Bancorp Investments, Inc.
FBO 413788861
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         5.27%

Brian L Johnson & Joan M Johnson JTWROS
PO Box 400
Spooner, WI 54801-0400                                5.76%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     6.74%

Michael Cody, Michael Vierling
Dennis Kispert TTEES
John Cody TR  U/W John F Cody
2334 University Ave. STE 190
Saint Paul, MN 55114-1802                                                      5.85%

U.S. Bancorp Investments, Inc.
FBO 380419351
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.88%

Attn. Rick Irish
Ricks Master Marine
1411 S Thistle
Seattle, WA 98108-4458                                                         6.17%

Piper Jaffray as Cust
FBO Benjamin Bauer
IRA 200162999
222 South 9th St.
Minneapolis, MN 55402-3389                                                     6.32%

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     17.53%

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     9.14%

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     5.08%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       19.32%


SMALL CAP VALUE

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E Ste SPEN 0502
Saint Paul, MN 55101-2667                                                                   14.11%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       14.72%

U.S. Bancorp Investments, Inc.
FBO 140298621
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     19.65%

Richard E Brown
141 South Street
Jamaica Plain, MA 02130-3823                                                   8.77%

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     23.98%

U.S. Bancorp Investments, Inc.
FBO 385974561
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.08%

U.S. Bancorp Investments, Inc.
FBO 386747011
100 S 5th St. Suite 1400
Minneapolis, MN 55402-1217                                                     6.60%

Aggr Equity Port Blended 1
U.S. Bancorp Tower, Suite 3900
Attn: Scott Towsey
Portland, OR 97204                                                                          5.74%


EMERGING MARKETS

Dain Rauscher Incorporated
FBO Barret V Marston
5428 East Caron St.
Paradise Valle, AZ 85253-1616                         11.73%

Norwest Bank Minnesota
FBO Hilde Family Partners LTD
C/O Mutual Funds #07512600
P.O. Box 1533
Minneapolis, MN 55480-1533                            39.77%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       61.15%

First American Strategy Growth Fund
US Bank National Assn
Attn Mutual Funds Department
PO Box 64010
Saint Paul, MN 55164-0010                                                                   5.33%

SEI Corporation
Attn: Rob Silvestri
One Freedom Valley Dr.
Oaks, PA 19456                                                     7.21%

US Bank Ntnl Assn Cust
J M Brown Company
NDFI Simple IRA DTD 09-17-1998
FBO Heidi Brown
5712 Grand Ave. S
Minneapolis, MN 55419-1805                                         8.42%

US Bank Ntnl Assn Cust
J M Brown Company
NDFI Simple IRA DTD 09-17-1998
FBO Amy Katherine Norberg
7500 Highway 7 Apt. 472
St. Louis Park, MN 55426-4153                                      6.14%

US Bank Ntnl Assn Cust
Roger C Stoddard DDS P A
NDFI Simple IRA DTD 10-06-1998
FBO Roger C Stoddard
9710 53rd St. N
Lake Elmo, MN 55042-9630                                           14.84%

US Bancorp Investments, Inc.
FBO 118103061
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         7.53%

US Bancorp Investments, Inc.
FBO 560393731
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         39.78%

USB Piper Jaffray Cust
FBO Jodi Fritz
Roth IRA 810299536
222 So 9th St.
Minneapolis, MN 55402-3389                                         6.45%

US Bancorp Investments, Inc.
FBO 140403641
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         7.61%

First American Strategy Aggressive Growth Fund
US Bank National Assn
Attn Mutual Funds Department
PO Box 64010
Saint Paul, MN 55164-0010                                                                   8.81%


INTERNATIONAL FUND

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN  55101-2667                                                                    7.27%

US Bank Tr
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                   10.80%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                               10.05%

Millerbrand Mfr Co.
Employees Profit Sharing
Retirement Acct DTD 4/26/1995
622 6th St. N
Winsted, MN 55395-1045                                10.90%

U S Bancorp Investments Inc.
FBO 120014001
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.43%

PJH Prime Account
Thomas A Toussaint
6864 Stonewood Ct.
Eden Prairie, MN 55346-2946                                                    6.79%

Prime Account
Naomi K Evans
Piper Jaffray Horizon
6518 Gleason Ct.
Edina, MN 55436-1850                                                           10.61%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       6.92%


INTERNATIONAL INDEX FUND

U.S. Bancorp Investments, Inc.
FBO 412227871
100 South Fifth St. Suite 1400
Minneapolis, MN 55402-1217                            12.47%

Bear Stearns Securities Corp.
FBO 103-82001-17
1 Metrotech Center North
Brooklyn, NY 11201-3870                               23.99%

USB Piper Jaffray as Cust
FBO Robert W Peterson
IRA 120 581228
222 So 9th St.
Minneapolis, MN 55402-3389                                         16.79%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       71.87%

HEALTH SCIENCES FUND

Brian E Palmer & Virginia B Palmer Co-TTEES
Eugene P Palmer Credit TR 6-1-94
C/O Dorsey & Whitney
Pillsbury Center S, 220 S 6th St.
Mineapolis, MN 55402                                  5.09%

US Bancorp Investments, Inc.
FBO 130266871
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            29.43%

Jerry A Reed & Portia L Reed Ten Com
1919 St. James Rd.
Lincoln, NE 68506-1657                                             5.05%

Johanna M Hill 1917 Trust
Apt. 1409
24-5th Ave.
New York, NY 10011                                                                          7.03%

Mari H Harpur 1917 Trust
314 W 90th, Apt 2A
New York, NY 10024                                                                          8.84%

J J Hill Reference Library Agy
J J Hill Reference Library
Fouth & Market
St. Paul, MN 55102                                                                          8.31%


REAL ESTATE SECURITIES FUND

U S Bancorp Investments Inc.
FBO 360403841
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            7.55%

Donaldson Lufkin Jenrette
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-2052                            6.08%

First American Strategy Income Fund
US Bank National Assn
Attn Mutual Funds Department
PO Box 64010
Saint Paul, MN 55164-0010                                                                   9.92%

USB Cash Bal Pen-Oil Gas Real
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       11.89%

Bear Stearns Securities Corp
FBO 183-70593-18
1 Metrotech Center North
Brooklyn, NY 11201-3870                                            5.65%

Brian L.Johnson
PO Box 400
Spooner, WI 54801                                     8.77%

Donaldson Lufkin Jenrette
Securities Corporation, Inc.
PO Box 2052
Jersey City, NJ 07303-2052                                         5.02%

TECHNOLOGY FUND

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     14.54%

Clair H Morgan
8535 Irvington Rd.
Omaha, NE 68122-2410                                  8.95%

BT Alex Brown Incorporated
FBO 233-00254-18
PO Box 1346
Baltimore, MD 21203-1346                              6.79%

NFSC FEBO #X07-165930
Doncor Limited
Box 1170G
Grand Caymon
Cayman Islands                                        6.42%


CORPORATE BOND FUND*

FIXED INCOME

First American Strategy Growth & Income Fund
US Bank National Assn
Attn Mutual Funds Department
P.O. Box 64010
Saint Paul, MN 55164-0010                                                                   5.66%

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       20.14%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     6.76%

US Bank TR
US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
Saint Paul, MN 55101-2667                                                                   5.71%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     6.09%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     5.65%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     20.37%

Piper Jaffray as Cust
FBO Benjamin Bauer
IRA 200 162999
222 So 9th St.
Minneapolis, MN 55402-3389                                                     6.15%

U S Bancorp Investments Inc.
FBO 190591791
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     10.42%

NFSC FEBO # BCC-362786
Alice L Peterson
1033 Gershwin Ave North Apt 131
Oakdale, MN 55128-6147                                                         8.27%


INTERMEDIATE TERM INCOME

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     6.68%

Moderate Balanced Portfolio Blended
U.S. Bancorp Tower, Suite 3900
Attn: Scott Towsey
Portland, OR 97204                                                                          5.21%


LIMITED TERM INCOME

Charles A Beck MD
Charles A Beck MD LTD
Money Purchase Trust
71 W 156 Street  Apt. 210
Harvey, IL 60426-4293                                 6.29%

Planned Parenthood of Minnesota
Operating Reserve Fund
Thomas Webber, Exc. Director
1965 Ford Parkway
St. Paul, MN 55116-1996                               17.26%

Centco
FBO Amsco Windows
P.O. Box 1488
Provo, UT 84603-1488                                  5.85%

US Bank National Association Cust
Daily Valued Retirement Programs
Attn Reconciliation SPFT0401
180 East 5th St.
St. Paul, MN 55101-2667                                                                     9.73%


STRATEGIC INCOME FUND

USB Cash Bal Pen Equity
Attn: Kevin Newton
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422                                                                       34.43%

First American Strategy Growth and Income Fund
US Bank National Assn
Attn Mutual Funds Department
PO Box 64010
Saint Paul, MN 55164-0010                                                                   9.85%

First American Strategy Income Fund
US Bank National Assn
Attn Mutual Funds Department
PO Box 64010
Saint Paul, MN 55164-0010                                                                   6.34%

U S Bancorp Investments Inc.
FBO 365956841
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         5.63%

U S Bancorp Investments Inc.
FBO 140380871
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.32%

U S Bancorp Investments Inc.
FBO 181186121
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     9.16%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     9.43%

U S Bancorp Investments Inc.
FBO 389293941
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         6.78%

U S Bancorp Investments Inc.
FBO 594026771
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         7.86%

U S Bancorp Investments Inc.
FBO 364696251
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         5.46%

U S Bancorp Investments Inc.
FBO 180068251
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         10.21%

U S Bancorp Investments Inc.
FBO 397083261
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                         5.03%

US Bank Natl Assn Cust
IRA A/C Louis P Cellette
901 88th LN NW
Coon Rapids, MN 55433-5933                                         8.88%

USB Piper Jaffray Cust
FBO R Ronald Schultz
IRA 840 628022
222 So 9th St.
Minneapolis, MN 55402-3389                                         8.03%


ARIZONA TAX FREE FUND*

CALIFORNIA INTERMEDIATE TAX FREE

Northern Trust Bank of California
N A as Successor TR
FBO John Rouzie Trust
A/C 02 00808
P.O. Box 92956
Chicago, IL 60675-2956                                43.40%

U.S. Bancorp Investments, Inc.
FBO 118138541
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            5.13%

U.S. Bancorp Investments, Inc.
FBO 118224831
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            38.54%

Harris Torgerson
Verley Dahl Torgerson TR
DTD 6/1/1998 Harris O & Verley Dahl Torgerson
Trustees
21 Rue Cannes
Newport Beach, CA 92660                               5.01%

John H Hauschild TR U/A
43 Monarch Bay
Dana Point, CA 92629                                                                        5.72%


CALIFORNIA TAX FREE FUND*

COLORADO INTERMEDIATE TAX FREE

Dain Rauscher Incorporated
FBO Peter Kooi
5150 Columbine St.
Denver, CO 80216-2305                                 23.44%

Alpine Trust & Asset Management
Marilyn C Simons RVOC TR
A/C #70400003
225 N 5th St.
Grand Junction, CO 81501-2611                         8.65%

George R. Webster Invest. Advisory
1875 Sunburst Drive
Vail, CO 81657                                                                              5.26%


COLORADO TAX FREE FUND*

INTERMEDIATE TERM TAX-FREE

Carl S Thomas
8633 Trianon Ln
Las Vegas, NV 89128-4875                              14.11%

Drial & Co.
C/o Laird Norton TR Co
801 2nd Ave. Fl 16
Seattle, WA 98104-1576                                8.89%

Brian L Johnson & Joan M Johnson JTWROS
P.O. Box 400
Spooner, WI 54801-0400                                12.25%


TAX FREE

D A Davidson & Co Inc
FBO Kenneth G Hansen
Box 5015
Great Falls, MT 59403-5015                            6.35%

Robert E Schaffler & Robert F Schaffler JTWROS
1028 Shady Oak Dr
North Mankato, MN 56003-3435                                                   18.08%

Margaret A Gromer
612 13th St. SW
Pipestone, MN 56164-1008                                                       13.51%

Michael Gromer
612 13th St. SW
Pipestone, MN 56164-1008                                                       21.28%

Amy Lynn Gromer
327 C Street SE #1
Washington, DC 20003-2018                                                      16.76%

Vera E Meixner
2799 W Highway 14
Owtonna, MN 55060-4848                                                         30.29%

D A Davidson & Co Inc
FBO Kaye L Hansen
Box 5015
Great Falls, MT 59403-5015                            6.70%

Darol B Walvatne TR
U/A December 21, 1993
Darol B Walvatne Trust
3255 16th Ave SW Apt.10
Fargo, ND 58103-4526                                  5.66%

Lloyd L Boehnen
Florida Account
P.O. Box 66
Mitchell, SD 57301-00366                              9.25%

U. S. Bancorp Investments, Inc.
FBO 118044401
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            5.16%

John W Kirk, Deceased
Lois K Huber
14630-138 Way NE
Woodinville, WA 98072                                                                       5.68%

Struve Anna Furth TR UW
Marjorie W Baird
8928 N E 33rd Place
Bellevue, WA 98004                                                                          6.07%


MINNESOTA INTERMEDIATE TAX FREE

U S Bancorp Investments Inc.
FBO 130015321
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            14.31%

U S Bancorp Investments Inc.
FBO 112089981
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            13.85%

Alfred P Gale
2350 Highland Rd.
Maple Plain, MN 55359-9570                            10.29%

Daniel Lee Barber
Gail Barber JT Ten
648 Hillwood Drive
Shakopee, MN 55379-8963                               11.40%


MINNESOTA TAX FREE

U S Bancorp Investments Inc.
FBO 177903611
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.89%

U S Bancorp Investments Inc.
FBO 175026341
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     6.59%

U S Bancorp Investments Inc.
FBO 176869241
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.54%

U S Bancorp Investments Inc.
FBO 190516221
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.79%

U S Bancorp Investments Inc.
FBO 176279511
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.75%

U S Bancorp Investments Inc.
FBO 185803991
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                                                     5.89%

Harold Rahm
309 Main St.
Cold Spring, MN 56320-2534                                                     6.46%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                                                     14.90%

Donaldson Lufkin Jenrette
Securities Corp Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052                            7.71%

U S Bancorp Investments Inc.
FBO 130116481
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            5.36%

Jane N Mooty & John W Mooty TR
Jane N Mooty Rev Trust
U/A DTD 02/18/91
P.O. Box 390570
Edina, MN 55439                                                                             12.21%

Norvin E Ekrem
2501 Dresden Lane
Golden Valley, MN 55422                                                                     6.33%

Prime Account
Daniel D Childers TTEE
Daniel D Childers Rev Tr
U/A DTD 01/29/91
3324 Riviera Road
Sartell, MN 56377                                                                           10.82%

Harold F Griffiths
Bond Account
Griffiths Corp
2727 Niagara Lane
Minneapolis, MN 55447                                                                       7.60%


OREGON INTERMEDIATE TAX FREE

Dorothy L Hart
1605 Oak St.
La Grande, OR 97850-1521                              19.33%

Florence L Hart
1310 Walnut St.
La Grande, OR 97850-1435                              19.33%

Amarban Partnership
P.O. Box 10788
Bainbridge Island, WA 98110-0788                      7.13%

U.S. Bancorp Investments, Inc.
FBO 180491631
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            5.90%

U.S. Bancorp Investments, Inc.
FBO 118035411
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            5.96%

U.S. Bancorp Investments, Inc.
FBO 118042911
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217                            6.25%

Willamette View Foundation TTE
Gloria S King Executive Director
Edith S Shlenker TR
U/A DTD 06/06/86
12705 SE River Rd.
Portland, OR 97222                                    13.22%

* Fund was not in operation during this fiscal year.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE


            The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Fund's Prospectuses. The public offering price of each Fund's Class A and Class C Shares as of September 30, 1999 was as set forth below. Please note that the public offering prices of Class B and Class Y Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.


                                                         PUBLIC OFFERING PRICE
                                                        -----------------------

                                                        CLASS A        CLASS C
Balanced Fund                                           $ 14.21        $ 13.59
Equity Income Fund                                        16.82          16.09
Equity Index Fund                                         26.93          25.74
Large Cap Growth Fund                                     20.84          19.87
Large Cap Value Fund                                      24.40          23.32
Mid Cap Growth Fund                                       13.58          12.93
Mid Cap Value Fund                                        13.67          13.05
Small Cap Growth Fund                                     17.70          16.85
Small Cap Value Fund                                      14.71          14.01
Emerging Markets Fund                                      7.15              *
International Fund                                        16.51          15.73

                                                        CLASS A        CLASS C
International Index Fund                                $ 13.64        $     *
Health Sciences Fund                                       8.70              *
Real Estate Securities Fund                               11.38              *
Technology Fund                                           36.12              *
Corporate Bond Fund                                           *              *
Fixed Income Fund                                         11.12          10.75
Intermediate Term Income Fund                             10.05              *
Limited Term Income Fund                                  10.11              *
Strategic Income Fund                                      9.49              *
Arizona Tax Free Fund                                         *              *
California Intermediate Tax Free Fund                     10.14              *
California Tax Free Fund                                      *              *
Colorado Intermediate Tax Free Fund                       10.58              *
Colorado Tax Free Fund                                        *              *
Intermediate Tax Free Fund                                10.72              *
Minnesota Intermediate Tax Free Fund                      10.04              *
Minnesota Tax Free Fund                                   10.97          10.80
Oregon Intermediate Tax Free Fund                          9.97              *
Tax Free Fund                                             10.81          10.63

            The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.


             On September 30, 1999, the net asset values per share for each class of shares of the Funds were calculated as follows.


--------------------------------------------------------------------------------
                                                                    NET ASSET
                                     NET ASSETS       SHARES     VALUE PER SHARE
                                    (IN DOLLARS)   OUTSTANDING    (IN DOLLARS)
--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------
   Class A                           69,752,863      5,181,573        13.46
--------------------------------------------------------------------------------
   Class B                           60,622,558      4,525,630        13.40
--------------------------------------------------------------------------------
   Class C                            1,388,545        103,245        13.45
--------------------------------------------------------------------------------
   Class Y                          350,229,176     25,949,826        13.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------
   Class A                           18,970,134      1,190,170        15.94
--------------------------------------------------------------------------------
   Class B                           10,970,553        690,146        15.90
--------------------------------------------------------------------------------
   Class C                            1,700,165        106,705        15.93
--------------------------------------------------------------------------------
   Class Y                          350,775,160     21,921,261        16.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INDEX FUND
--------------------------------------------------------------------------------
   Class A                          110,439,612      4,328,167        25.52
--------------------------------------------------------------------------------
   Class B                           99,053,871      3,909,703        25.34
--------------------------------------------------------------------------------
   Class C                           16,860,916        661,688        25.48
--------------------------------------------------------------------------------
   Class Y                        1,206,071,614     47,276,941        25.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
   Class A                          168,153,104      8,512,468        19.75
--------------------------------------------------------------------------------
   Class B                           19,010,845        980,798        19.38
--------------------------------------------------------------------------------
   Class C                              962,334         48,934        19.67
--------------------------------------------------------------------------------
   Class Y                          854,818,944     43,084,613        19.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
   Class A                          177,251,200      7,666,242        23.12
--------------------------------------------------------------------------------
   Class B                           61,710,973      2,698,636        22.87
--------------------------------------------------------------------------------
   Class C                            1,397,787         60,548        23.09
--------------------------------------------------------------------------------
   Class Y                        1,343,207,072     57,972,017        23.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
   Class A                          165,072,522     12,824,286        12.87
--------------------------------------------------------------------------------
   Class B                              360,098         28,251        12.75
--------------------------------------------------------------------------------
   Class C                              466,281         36,418        12.80
--------------------------------------------------------------------------------
   Class Y                          211,526,658     16,279,750        12.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------
   Class A                           20,148,332      1,555,454        12.95
--------------------------------------------------------------------------------
   Class B                           19,072,009      1,504,828        12.67
--------------------------------------------------------------------------------
   Class C                              164,090         12,698        12.92
--------------------------------------------------------------------------------
   Class Y                          304,491,384     23,436,242        12.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
   Class A                           32,202,917      1,920,296        16.77
--------------------------------------------------------------------------------
   Class B                            2,217,380        138,013        16.07
--------------------------------------------------------------------------------
   Class C                              309,568         18,554        16.68
--------------------------------------------------------------------------------
   Class Y                          248,679,988     14,698,999        16.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
   Class A                           11,567,404        830,009        13.94
--------------------------------------------------------------------------------
   Class B                            1,004,961         72,968        13.77
--------------------------------------------------------------------------------
   Class C                              115,997          8,362        13.87
--------------------------------------------------------------------------------
   Class Y                          319,751,788     22,865,065        13.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   Class A                            4,550,646        671,973         6.77
--------------------------------------------------------------------------------
   Class B                               12,815          1,907         6.72
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                           40,255,240      5,919,924         6.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL FUND
--------------------------------------------------------------------------------
   Class A                           48,153,672      3,078,353        15.64
--------------------------------------------------------------------------------
   Class B                            4,338,465        285,171        15.21
--------------------------------------------------------------------------------
   Class C                            1,009,054         64,827        15.57
--------------------------------------------------------------------------------
   Class Y                          504,080,806     32,205,573        15.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL INDEX FUND
--------------------------------------------------------------------------------
   Class A                            3,436,456        266,012        12.92
--------------------------------------------------------------------------------
   Class B                              700,136         54,300        12.89
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                          131,896,388     10,180,288        12.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
   Class A                            1,382,847        167,782         8.24
--------------------------------------------------------------------------------
   Class B                            1,029,406        128,306         8.02
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                           12,191,661      1,472,978         8.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
   Class A                            1,518,494        140,927        10.78
--------------------------------------------------------------------------------
   Class B                            2,191,683        205,052        10.69
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                           51,180,914      4,740,909        10.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TECHNOLOGY FUND
--------------------------------------------------------------------------------
   Class A                           21,490,762        627,985        34.22
--------------------------------------------------------------------------------
   Class B                           20,865,459        640,255        32.59
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                          214,619,268      6,196,518        34.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BOND FUND*
--------------------------------------------------------------------------------
   Class A                                   --             --           --
--------------------------------------------------------------------------------
   Class B                                   --             --           --
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                                   --             --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME FUND
--------------------------------------------------------------------------------
   Class A                          137,133,069     12,875,689        10.65
--------------------------------------------------------------------------------
   Class B                           14,638,942      1,383,121        10.58
--------------------------------------------------------------------------------
   Class C                              719,575         67,641        10.64
--------------------------------------------------------------------------------
   Class Y                        1,239,900,006    116,450,017        10.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERMEDIATE TERM INCOME FUND
--------------------------------------------------------------------------------
   Class A                           34,365,007      3,506,994         9.80
--------------------------------------------------------------------------------
   Class Y                          348,864,034     35,692,781         9.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIMITED TERM INCOME FUND
--------------------------------------------------------------------------------
   Class A                            5,318,412        539,126         9.86
--------------------------------------------------------------------------------
   Class Y                          119,522,061     12,115,154         9.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
   Class A                           27,768,405      3,055,655         9.09
--------------------------------------------------------------------------------
   Class B                              788,059         86,909         9.07
--------------------------------------------------------------------------------
   Class C                            1,057,636        116,453         9.08
--------------------------------------------------------------------------------
   Class Y                          184,665,737     20,311,960         9.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARIZONA TAX FREE FUND*
--------------------------------------------------------------------------------
   Class A                                   --             --           --
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                                   --             --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                            2,041,732        206,390         9.89
--------------------------------------------------------------------------------
   Class Y                           41,469,604      4,192,155         9.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND*
--------------------------------------------------------------------------------
   Class A                                   --             --           --
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                                   --             --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                            4,732,712        458,708        10.32
--------------------------------------------------------------------------------
   Class Y                           57,236,652      5,560,788        10.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLORADO TAX FREE FUND*
--------------------------------------------------------------------------------
   Class A                                   --             --           --
--------------------------------------------------------------------------------
   Class C                                   --             --           --
--------------------------------------------------------------------------------
   Class Y                                   --             --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                           10,713,018      1,025,425        10.45
--------------------------------------------------------------------------------
   Class Y                          442,464,183     42,408,435        10.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                           14,629,072      1,494,600         9.79
--------------------------------------------------------------------------------
   Class Y                          279,775,883     28,675,167         9.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                          108,115,734     10,100,465        10.70
--------------------------------------------------------------------------------
   Class C                            1,681,948        157,306        10.69
--------------------------------------------------------------------------------
   Class Y                           17,356,157      1,623,335        10.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                            2,005,108        206,385         9.72
--------------------------------------------------------------------------------
   Class Y                          178,411,335     18,355,438         9.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX FREE FUND
--------------------------------------------------------------------------------
   Class A                           32,892,609      3,122,006        10.54
--------------------------------------------------------------------------------
   Class C                              109,822         10,444        10.52
--------------------------------------------------------------------------------
   Class Y                           18,864,508      1,789,637        10.54
--------------------------------------------------------------------------------

* Fund was not in operation during fiscal year ended September 30, 1999.

                                FUND PERFORMANCE

            Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

              P(1 + T)n  =    ERV

              Where:     P   =  a hypothetical initial payment of $1,000
                         T   =  average annual total return
                         n   =  number of years
                         ERV =  ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

             The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

             CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

              CTR   =    (ERV-P) 100
                          -----
                            P

              Where: CTR  = Cumulative total return;
                     ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
                     P    = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

            Based on the foregoing, the cumulative and the average annual total returns for each class of the Funds from inception through September 30, 1999 were as set forth below. The performance for Class A, Class B and Class C Shares will normally be lower than for Class Y Shares because Class A, Class B and Class C Shares are subject to sales and distribution charges and/or shareholder servicing fees not charged to Class Y Shares.

----------------------- -------------------- -------------------- -------------------- ------------------- -------------------
                            Cumulative          Average Annual      Average Annual       Average Annual       Average Annual
                         Since Inception *    Since Inception *        One Year            Five Year             Ten Year
----------------------- -------------------- -------------------- -------------------- ------------------- -------------------
                         Without      With    Without      With    Without      With    Without     With    Without     With
----------------------- -------------------- -------------------- -------------------- ------------------- -------------------
                            Sales Charge         Sales Charge         Sales Charge         Sales Charge         Sales Charge
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

Balanced Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 122.46     110.86     12.48      11.60     10.75       4.96     14.36     13.14
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  87.44      86.44     13.03      12.91      9.94       5.13     13.51     13.27
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (0.21)     (2.20)       --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  97.07         --     12.75         --     11.07         --     14.68        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Equity Income
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   ***Class A              133.37     121.20     13.30      12.41      9.74       3.98     16.48     15.22
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                 108.28     107.28     15.38      15.27      9.10       4.10     15.68     15.45
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (3.02)     (4.96)       --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                 118.53         --     16.34         --     10.10         --     16.82        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Equity Index
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 231.66     214.37     19.29      18.35     27.30      20.63     24.35     23.02
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                 187.91     186.91     22.90      22.81     26.38      21.38     23.43     23.26
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   0.76      (1.26)       --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                 201.49         --     21.55         --     27.61                24.65
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Large Cap
Growth Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   ***Class A              159.64     146.11     15.10      14.19     36.00      28.86     22.83     21.52
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                 176.73     175.73     21.95      21.87     34.99      29.99     21.91     21.73
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   6.04       3.97        --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                 189.70         --     22.87         --     36.36         --     23.13        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Large Cap
Value Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 397.71     371.77     14.64      14.12     21.93      15.53     19.10     17.83     14.20     13.59
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                 129.98     128.98     17.63      17.53     21.07      16.07     18.23     18.02        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   1.65      (0.37)       --         --        --         --        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                 147.07         --     17.35         --     22.28         --     19.43        --     14.36
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Mid Cap Growth
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 327.64     304.96     16.63      15.96     31.69      24.81     17.08     15.83
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  11.05       6.45      9.56       5.60     30.66      25.66        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   3.06       0.99        --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  40.32         --     13.84         --     31.97         --     17.26        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Mid Cap Value
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 285.79     265.68     12.18      11.67      8.03       2.38      8.70      7.53     10.67     10.08
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  53.72      52.96      8.75       8.64      7.38       3.10      7.88      7.66        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (5.25)     (7.15)       --         --        --         --        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  65.08         --      9.27         --      8.47         --      9.00        --     10.83
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Small Cap
Growth Fund (1)
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 274.74     255.21     11.10      10.63     41.11      33.69     14.94     13.72     13.54     12.93
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  17.11      12.11     14.49      10.29     39.92      34.92        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   7.75       6.65        --         --        --         --        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  18.56         --     15.70         --     41.42         --     14.99        --     13.57        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Small Cap Value
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  99.42      89.03     14.29      13.11     11.12       5.30     13.97     12.76     14.98     14.37
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                 (11.72)    (15.50)    (6.52)     (8.70)    10.16       5.16        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   2.89       0.84        --         --        --         --        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                 101.55         --     14.53         --     11.36         --     14.21        --     15.24        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------



----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Emerging Markets Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 (32.09)    (35.63)    (6.36)     (7.20)    20.68      14.36    (10.64)   (11.60)       --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  (7.57)    (12.19)    (6.62)    (10.70)    20.00      15.00        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                     --                                        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  (6.46)        --     (5.66)        --     21.00         --    (10.56)       --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
International
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  82.28      72.76     11.57      10.48     32.16      25.18     12.25     11.03
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  70.69      69.69     10.99      10.86     31.06      26.06     11.33     11.07
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                   8.73       6.68        --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  83.62         --     11.70         --     32.40         --     12.43        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
International
Index Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  45.03      37.47      9.18       7.80     31.70      24.80
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  28.19      23.19     14.37      11.94     30.66      25.66
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  47.08         --      9.54         --     32.00         --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Health Sciences
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  (3.27)     (8.32)    (0.91)     (2.35)     6.08       0.55
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  (5.87)     (8.27)    (1.64)     (2.33)     5.37       0.37
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  (2.28)        --     (0.63)        --      6.59         --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Real Estate
Securities Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  33.21      26.27      7.44       6.01     (5.89)    (10.80)
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  28.92      25.92      6.57       5.94     (6.68)    (11.10)
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                     --         --        --         --        --         --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  41.63         --      8.55         --     (5.64)        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Technology Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 394.74     368.95     33.79      32.49    128.71     116.76     34.62     33.18
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                 382.54     381.54     35.92      35.86    127.09     122.09     29.99     29.20
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                     --         --        --         --        --         --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                 400.22         --     34.05         --    129.52         --     34.92        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Fixed Income
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 135.76     125.83      7.57       7.18     (2.67)     (6.82)     6.91      5.98      7.28      6.82
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  33.10      32.10      5.73       5.58     (3.48)     (8.03)     6.07      5.76        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (2.75)     (4.63)       --         --        --         --        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  36.68         --      5.68         --     (2.44)        --      7.15        --      7.40        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Intermediate Term
Income
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  46.20      42.50      5.75       5.35     (0.20)     (2.72)     6.62      6.10
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  35.58         --      5.53         --     (0.06)                6.59
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Limited Term
Income Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  39.76      36.22      5.05       4.65      3.43       0.82      5.71      5.18
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  33.74         --      5.28                 3.53         --      5.73        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Strategic Income
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  (0.79)     (4.97)    (0.66)     (4.21)     5.73       1.25
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class B                  (1.59)     (6.13)    (1.34)     (5.19)     4.90       0.00
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (0.28)     (2.26)       --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  (0.53)        --     (0.46)        --      5.96         --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------



----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Arizona Tax Free Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
California
Intermediate Tax Free
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                   8.46       5.71      3.86       2.62     (0.40)     (2.93)     5.39      4.85        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                   8.46         --      3.86         --     (0.30)        --      5.39        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
California Tax Free
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Colorado Intermediate
Tax Free Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  34.00      30.61      5.47       4.98     (0.88)     (3.36)     5.27      4.74        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  33.63         --      5.42         --     (1.07)        --      5.19        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Colorado Tax Free Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Intermediate Tax
 Free Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  89.20      84.41      5.58       5.35     (0.78)     (3.24)     5.28      4.76      5.51      5.24
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  25.39         --      4.08         --     (0.79)        --      5.25        --      5.49        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Minnesota
Intermediate Tax
Free Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  26.83      23.61      4.34       3.86     (0.43)     (2.89)     5.22      4.68        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                  26.48         --      4.29         --     (0.44)        --      5.14        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Minnesota Tax
Free Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 111.48     106.12      6.90       6.65     (1.31)     (3.75)     6.55      6.02      6.87      6.59
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (3.03)     (4.90)       --         --        --         --        --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                   8.43         --      3.81         --     (1.07)        --      6.64        --      6.91        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Oregon Intermediate
Tax Free
Fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                  (2.22)     (4.64)
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                   7.19         --      3.29         --     (0.66)        --      4.94        --      5.97        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
Tax Free fund
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class A                 110.65     105.31      6.86       6.62     (2.81)     (5.27)     6.17      5.64      6.87      6.59
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class C                  (4.23)     (6.08)       --         --        --         --        --        --        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------
   Class Y                   0.09         --      0.08         --     (2.66)        --      6.23        --      6.90        --
----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------

----------------------- --------- ---------- --------- ---------- --------- ---------- --------- --------- --------- ---------


+     For the ten year period ending March 31, 1998.

* The following are the inceptions dates for the Funds. Balanced Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Equity Income Fund, Class A, December 18, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, August 2, 1994; Equity Index Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Diversified Growth Fund (now known as Large Cap Growth Fund), Class A, December 18, 1992; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, August 2, 1994; Stock Fund (now known as Large Cap Value Fund); Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Mid Cap Growth Fund, Class A, July 31, 1998; Class B, July 31, 1998; Class C, February 1, 1999; Class Y, July 31, 1998; Special Equity Fund (now known as Mid Cap Value Fund); Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Small Cap Growth Fund (Class A, B and Y), July 31, 1998; Class C, February 1, 1999; Small Cap Value Fund (Class A and Y), August 1, 1994; Class B, November 24, 1997; Class C, February 1, 1999; Emerging Markets Fund (Class A, B and Y), July 31, 1998; Class C, February 1, 1999; International Fund, Class A, April 7, 1994; Class B, August 15, 1994; Class C, February 1, 1999; Class Y, April 4, 1994; International Index Fund (Class A, B and Y), November 24, 1997; Class C, February 1, 1999; Health Sciences Fund, Class A, Class B and Class Y, January 31, 1996; Class C, February 1, 2000; Real Estate Securities Fund, Class A, September 29, 1995; Class B, September 29, 1995; Class C, February 1, 2000; Class Y, June 30, 1995; Technology Fund, Class A, April 4, 1994; Class B, August 15, 1994; Class C, February 1, 2000; Class Y, April 4, 1994; Fixed Income Fund, Class B, August 15, 1994; Class C, February 1, 1999; Class Y, February 4, 1994; Intermediate Term Income Fund, Class A, December 14, 1992; Class Y, February 4, 1994; Limited Term Income Fund, Class A, December 14, 1992; Class B, August 15, 1994 (closed January 31, 1995); Class Y, February 4, 1994; Strategic Income Fund (Class A, B and Y), July 20, 1998; Class C, February 1, 1999; Arizona Tax Free Fund, Class A, Class C and Class y, February 1, 2000; California Intermediate Tax Free Fund, Class A and Y, August 8, 1997; California Tax Free Fund, Class A, Class C and Class Y, February 1, 2000; Colorado Intermediate Tax Free Fund, Class A and Class Y, April 4, 1994; Colorado Tax Free Fund, Class A, Class C and Class Y, February 1, 2000; Intermediate Tax Free Fund, Class A, December 22, 1987; Class Y, February 4, 1994; Minnesota Insured Intermediate Tax Free Fund (now known as Minnesota Intermediate Tax Free Fund), Class A, February 25, 1994; Class Y, February 28, 1994; Minnesota Tax Free Fund, Class A, July 11, 1988; Class C, February 1, 1999; Class Y, August 1, 1997; Oregon Intermediate Tax Free Fund, Class A, February 1, 1999; Class Y, August 8, 1997; Tax Free Fund, Class A, July 11, 1988; Class C, February 1, 1999; Class Y, August 3, 1998.

**    Not in operation for entire period.
*** Performance is presented for the period beginning March 25, 1994, the date U.S. Bank National Association became the Advisor. The per share income and capital changes for these Funds since inception can be found in the financial highlights section of the prospectus and annual report to shareholders. Total return figures from inception of these Funds are available upon request from the Funds' Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

(1) Reflects performance of Piper Small Company Growth Fund, which consummated a reorganization transaction with Small Cap Growth Fund on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Effective September 12, 1996, shareholders of Piper Small Company Growth Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change, the fund's investment policies were revised accordingly.
(2) Reflects performance commencing on July 3, 1995 of the Qualivest International Opportunities Fund. On November 21, 1997, the International Index Fund became the successor by merger to the Qualivest International Opportunities Fund.


      YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

              YIELD  =  2[(a-b + 1)6 - 1]
                           ---
                           cd
              Where: a = dividends and interest earned during the period;
                     b = expenses accrued for the period (net of
                         reimbursements);
                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends; and
                     d = the maximum offering price per share on the last day
                         of the period.

            Based upon the 30-day period ended September 30, 1999, the yields for the Class A, Class B, Class C and Class Y Shares of the Funds were as set forth below.


                                      CLASS A    CLASS B     CLASS Y    CLASS C
Balanced Fund                           2.90 %     2.30 %      3.32 %     2.28 %
Equity Income Fund                         0          0           0          0
Equity Index Fund                       0.69          0        0.98          0
Large Cap Growth Fund                      0          0           0          0
Large Cap Value Fund                    0.78          0        1.08          0
Mid Cap Growth Fund                        0          0           0          0
Mid Cap Value Fund                      0.74          0        1.03       0.04
Small Cap Growth Fund                      0          0           0          0
Small Cap Value Fund                       0          0           0          0
Emerging Markets Fund                      0          0           0          0
International Fund                         0          0           0          *
International Index Fund                   0          0           0          *
Health Sciences Fund                    0.06          0        0.30          *
Real Estate Securities Fund             6.49       6.13        7.15          *
Technology Fund                            0          0           0          *
Fixed Income Fund                       5.62       5.11        6.12       5.42
Intermediate Term Income Fund           5.56          *        5.86          *
Corporate Bond Fund                        *          *           *          *
Limited Term Income Fund                5.51          *        5.64          *
Strategic Income Fund                  10.28      10.00       11.00      10.15
Arizona Tax Free Fund                      *          *           *          *
California Intermediate Tax Free Fund   3.86          *        3.97          *
California Tax Free Fund                   *          *           *          *
Colorado Intermediate Tax Free Fund     4.06          *        4.17          *
Colorado Tax Free Fund                     *          *           *          *
Intermediate Tax Free Fund              4.14          *        4.25          *
Minnesota Intermediate Tax Free Fund    4.10          *        4.21          *
Minnesota Tax Free Fund                 4.94          *        5.32       4.61
Oregon Intermediate Tax Free Fund       4.10          *        4.21          *
Tax Free Fund                           4.85          *        5.22       4.52


-----------------

* Not in operation during fiscal period ended September 30, 1999.

            TAX-EXEMPT VS. TAXABLE INCOME. The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and Arizona income taxes; (iii) exempt from both federal and California income taxes; (iv) exempt from both federal and Colorado income taxes; (v) exempt from both federal and Minnesota income taxes; and (vi) exempt from both federal and Oregon income taxes, under selected income tax brackets scheduled to be in effect in 2000. The 31.6%, 34.5%, 39.2% and 42.7% combined federal/Arizona rates assume that the investor is subject to a 5.04 % Arizona income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.7%, 37.4%, 42.0% and 45.2% combined federal/California rates assume that the investor is subject to a 9.3% marginal California income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 31.4%, 34.3%, 39.0% and 42.5% combined federal/Colorado rates assume that the investor is subject to a 4.75% Colorado income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 33.8%, 36.5%, 41.1%, and
44.4% combined federal/Minnesota rates assume that the investor is subject to an 8.0% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%. 31%, 36% and 39.6%, respectively. The 34.5%, 37.2%, 41.8% and 45.0%
combined federal/Oregon rates assume that the investor is subject to a 9% marginal Oregon income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates reflect the deductibility of state income taxes for purposes of calculating federal taxable income but do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                                                    TAX-EQUIVALENT YIELDS
                                               COMBINED FEDERAL AND ARIZONA TAX    COMBINED FEDERAL AND CALIFORNIA
           FEDERAL TAX BRACKETS                            BRACKETS                          TAX BRACKETS
Tax-Free
 Yields      28%     31%      36%     39.6%    31.6%    34.5%    39.2%    42.7%   34.7%     37.4%    42.0%    45.2%
       3.0%  4.17%    4.35%    4.69%    4.97%     4.4%     4.6%     4.9%     5.2%   4.59%     4.79%    5.17%    5.47%
       3.5   4.86     5.07     5.47     5.79      5.1      5.3      5.8      6.1    5.37      5.59     6.03     6.39
       4.0   5.56     5.80     6.25     6.62      5.8      6.1      6.6      7.0    6.13      6.39     6.90     7.30
       4.5   6.25     6.52     7.03     7.45      6.6      6.9      7.4      7.9    6.89      7.19     7.76     8.21
       5.0   6.94     7.25     7.81     8.28      7.3      7.6      8.2      8.7    7.66      7.99     8.62     9.12
       5.5   7.64     7.97     8.59     9.11      8.0      8.4      9.0      9.6    8.42      8.79     9.48    10.04
       6.0   8.33     8.70     9.38     9.93      8.8      9.2      9.9     10.5    9.19      9.58    10.34    10.95
       6.5   9.03     9.42    10.16    10.76      9.5      9.9     10.7     11.3    9.95     10.38    11.21    11.86


                                                   TAX-EQUIVALENT YIELDS
                 COMBINED FEDERAL AND          COMBINED FEDERAL AND MINNESOTA      COMBINED FEDERAL AND OREGON TAX
                 COLORADO TAX BRACKETS                  TAX BRACKETS                           BRACKETS
         31.4%      34.3%     39%     42.5% %   33.80 %   36.5 %   41.1 %   44.4  34.5%     37.2%    41.8%    45.0%
 3.0%        4.4%      4.6%     4.9%     5.2%     4.5 %    4.7 %    5.1 %    5.4%   4.58%     4.78%    5.15%    5.45%
 3.5         5.1       5.3      5.7      6.1      5.3      5.5      5.9      6.3    5.34      5.57     6.01     6.36
 4.0         5.8       6.1      6.6      7.0      6.0      6.3      6.8      7.2    6.11      6.37     6.87     7.27
 4.5         6.6       6.8      7.4      7.8      6.8      7.1      7.6      8.1    6.87      7.17     7.73     8.18
 5.0         7.3       7.6      8.2      8.7      7.6      7.9      8.5      9.0    7.63      7.96     8.59     9.09
 5.5         8.0       8.4      9.0      9.6      8.3      8.7      9.3      9.9    8.40      8.76     9.45    10.00
 6.0         8.7       9.1      9.8     10.4      9.1      9.4     10.2     10.8    9.16      9.55    10.31    10.91
 6.5         9.5       9.9     10.7     11.3      9.8     10.2     11.0     11.7    9.92     10.35    11.17    11.82


            TAX-EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax-equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax-equivalent yield for each tax-free Fund named below is computed by dividing that portion of such Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. The combined federal/state income tax rates take into account the deductibility of state income taxes in calculating federal tax rates. Based upon the maximum federal income tax rate of 39.6% and the combined maximum federal/state tax rates of 42.7% for Arizona, 45.2% for California, 42.5% for Colorado, 44.4% for Minnesota and 45.0% for Oregon, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended September 30, 1999, computed as described above, were as follows:


--------------------------------------------------------------------------------
                                            CLASS A       CLASS C      CLASS Y
--------------------------------------------------------------------------------
Arizona Tax Free Fund                             *             *            *
--------------------------------------------------------------------------------
California Intermediate Tax Free Fund          7.04             *         7.24
--------------------------------------------------------------------------------
California Tax Free Fund                          *             *            *
--------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund            7.06             *         7.25
--------------------------------------------------------------------------------
Colorado Tax Free Fund                            *             *            *
--------------------------------------------------------------------------------
Intermediate Tax Free Fund                     6.85             *         7.04
--------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund           7.37             *         7.57
--------------------------------------------------------------------------------
Minnesota Tax Free Fund                        8.88          8.29         9.57
--------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund              7.45             *         7.65
--------------------------------------------------------------------------------
Tax Free Fund                                  8.03          7.48         8.64
--------------------------------------------------------------------------------


----------------

* Not in operation during fiscal period ended September 30, 1999.

            CERTAIN PERFORMANCE COMPARISONS. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

            HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 1999, the historical distribution rates of the Class A, Class B, Class C and Class Y Shares of the Funds were as set forth below.


--------------------------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y
--------------------------------------------------------------------------------
Balanced Fund                           2.64        2.07        1.38        3.03
--------------------------------------------------------------------------------
Equity Income Fund                      2.18        1.59        1.24        2.54
--------------------------------------------------------------------------------
Equity Index Fund                       0.82        0.25        0.25        1.09
--------------------------------------------------------------------------------
Large Cap Growth Fund                   0.16       19.38        0.05        0.31
--------------------------------------------------------------------------------
Large Cap Value Fund                    0.83       22.87        0.32        1.12
--------------------------------------------------------------------------------
Mid Cap Growth Fund                     0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------
Mid Cap Value Fund                      0.76        0.33        0.42        1.00
--------------------------------------------------------------------------------
Small Cap Growth Fund                   0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------
Small Cap Value Fund                    0.05        0.00        0.00        0.14
--------------------------------------------------------------------------------
Emerging Markets Fund                   0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------
International Fund                      0.37        0.00        0.00        0.49
--------------------------------------------------------------------------------
International Index Fund                1.09        0.61        0.00        1.36
--------------------------------------------------------------------------------
Health Sciences Fund                    0.17        0.00          --        0.44
--------------------------------------------------------------------------------
Real Estate Securities Fund             6.03        5.59          --        6.64
--------------------------------------------------------------------------------
Technology Fund                         0.00        0.00          --        0.00
--------------------------------------------------------------------------------
Corporate Bond Fund                        *           *           *           *
--------------------------------------------------------------------------------
Fixed Income Fund                       5.27        4.79        3.53        5.75
--------------------------------------------------------------------------------
Intermediate Term Income Fund           5.00          --          --        5.29
--------------------------------------------------------------------------------
Limited Term Income Fund                5.09          --          --        5.22
--------------------------------------------------------------------------------
Strategic Income Fund                  44.75       43.20       30.41       48.08
--------------------------------------------------------------------------------
Arizona Tax Free Fund                      *           *           *           *
--------------------------------------------------------------------------------
California Intermediate Tax Free Fund   4.06          --          --        4.17
--------------------------------------------------------------------------------
California Tax Free Fund                   *           *           *           *
--------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund        *           *           *           *
--------------------------------------------------------------------------------
Colorado Tax Free Fund                  4.33          --          --        4.45
--------------------------------------------------------------------------------
Intermediate Tax Free Fund              4.32          --          --        4.44
--------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund    4.29          --          --        4.42
--------------------------------------------------------------------------------
Minnesota Tax Free Fund                 5.10          --        3.25        5.48
--------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund       2.86          --          --        4.42
--------------------------------------------------------------------------------
Tax Free Fund                           5.12          --        3.28        5.50
--------------------------------------------------------------------------------


*           Not in operation during fiscal period ended September 30, 1999.

            ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended September 30, 1999, for the Funds were as set forth below.


--------------------------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS Y
--------------------------------------------------------------------------------
Balanced Fund                           2.84        2.27        2.30        3.23
--------------------------------------------------------------------------------
Equity Income Fund                      1.80        1.25        1.28        2.23
--------------------------------------------------------------------------------
Equity Index Fund                       0.82        0.14        0.15        1.11
--------------------------------------------------------------------------------
Large Cap Growth Fund                      0           0           0           0
--------------------------------------------------------------------------------
Large Cap Value Fund                    0.67        0.00        0.01        0.96
--------------------------------------------------------------------------------
Mid Cap Growth Fund                        0        0.00           0           0
--------------------------------------------------------------------------------
Mid Cap Value Fund                      0.41        0.00        0.00        0.68
--------------------------------------------------------------------------------
Small Cap Growth Fund                   0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------
Small Cap Value Fund                    0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------
Emerging Markets Fund                   0.00        0.00           *        0.00
--------------------------------------------------------------------------------
International Fund                      0.00        0.00           *        0.00
--------------------------------------------------------------------------------
International Index Fund                1.68        3.33           *        2.02
--------------------------------------------------------------------------------
Health Sciences Fund                    0.55           0           *        0.44
--------------------------------------------------------------------------------
Real Estate Securities Fund             6.04        5.59           *        6.65
--------------------------------------------------------------------------------
Technology Fund                         0.00        0.00           *        0.00
--------------------------------------------------------------------------------
Corporate Bond Fund                        *           *           *           *
--------------------------------------------------------------------------------
Fixed Income Fund                       5.49        5.04        5.38        5.97
--------------------------------------------------------------------------------
Intermediate Term Income Fund           4.99        0.00           *        5.28
--------------------------------------------------------------------------------
Limited Term Income Fund                5.10        0.00           *        5.23
--------------------------------------------------------------------------------
Strategic Income Fund                   7.98        7.67        7.93        8.58
--------------------------------------------------------------------------------
Arizona Tax Free Fund                      *           *           *           *
--------------------------------------------------------------------------------
California Intermediate Tax Free Fund   4.14           *           *        4.25
--------------------------------------------------------------------------------
California Tax Free Fund                   *           *           *           *
--------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund     4.31        0.00           *        4.43
--------------------------------------------------------------------------------
Colorado Tax Free Fund                     *           *           *           *
--------------------------------------------------------------------------------
Intermediate Tax Free Fund              4.48           *           *        4.60
--------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund    4.42           *           *        4.55
--------------------------------------------------------------------------------
Minnesota Tax Free Fund                 5.23           *        4.97        5.61
--------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund       4.33           *           *        4.44
--------------------------------------------------------------------------------
Tax Free Fund                           5.32           *        5.02        5.69
--------------------------------------------------------------------------------


*           Not in operation during fiscal period ended September 30, 1999.

            TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for the Tax Free Funds is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under "--Tax Exempt vs. Taxable Income," the annualized current distribution rates for the month ended September 30, 1999, for each class of the Tax Free Funds were as set forth below. Please note that there were no Class C Shares outstanding as of September 30, 1999.


--------------------------------------------------------------------------------
                                           CLASS A       CLASS C      CLASS Y
--------------------------------------------------------------------------------
Arizona Tax Free Fund                             *             *            *
--------------------------------------------------------------------------------
California Intermediate Tax Free Fund          7.55                       7.76
--------------------------------------------------------------------------------
California Tax Free Fund                          *             *            *
--------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund            7.50                       7.70
--------------------------------------------------------------------------------
Colorado Tax Free Fund                            *             *            *
--------------------------------------------------------------------------------
Intermediate Tax Free Fund                     7.42             *         7.62
--------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund           7.95             *         8.18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minnesota Tax Free Fund                        9.41          8.94        10.09
--------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund              7.87             *         8.07
--------------------------------------------------------------------------------
Tax Free Fund                                  8.81          8.31         9.42
--------------------------------------------------------------------------------


----------------

* Not in operation during fiscal period ended September 30, 1999.




                                    TAXATION

            Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.


            If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.


            If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

            Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

            It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

            Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

            For federal tax purposes, if a Shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Your Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A or Class B Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

            Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

            A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

            The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

            With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. ss. 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that being during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provisions.


                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

            The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

            QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

                        The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

            LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

                        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

                        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE

            Purchases of a Fund's Class A Shares by the Advisor, Marvin & Palmer, Federated Global, or any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. No commission is paid in connection with net asset value purchases of Class A Shares made pursuant to this paragraph, nor is any contingent deferred sales charge imposed upon the redemption of such shares.


            Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans which have 200 or more eligible participants or purchase shares through an affiliate of the advisor. Profit sharing and Pension plans which have 200 or more eligible participants may also purchase without a sales charge. Your representative must notify the transfer agent if your retirement/deferred compensation plan is eligible for the sales load waiver. A contingent deferred sales charge of 1.00% will be imposed if shares are redeemed within 18 months of purchase. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

            If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.


                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

            A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will. be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.


            Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 1-800-637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to $50,000 per day.


            In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

            Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.


            Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


            o a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

            o a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

            o a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

            o any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

            The Funds do not accept signatures guaranteed by a notary public.

            The Funds and the Transfer Agent have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

            When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


                                     RATINGS

            A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

            When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

            STANDARD & POOR'S

            AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

            AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

            A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

            B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

            CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

            MOODY'S

            AAA: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

            A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

            Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

            B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

            STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

            AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

            AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

            A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

            MOODY'S. Moody's ratings for preferred stock include the following:

            aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

            aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

            a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

            baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

            STANDARD & POOR'S

            SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            SP-2: Satisfactory capacity to pay principal and interest.

            SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

            MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

            MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

            MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

            STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

            MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            PRIME-1: Superior capacity for repayment.

            PRIME-2: Strong capacity for repayment.

            PRIME-3: Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.



                              FINANCIAL STATEMENTS

            The financial statements of FAIF included in its annual report to shareholders dated September 30, 1999 are incorporated herein by reference.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2000


                              MICRO CAP VALUE FUND
                              REGIONAL EQUITY FUND
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                        INTERMEDIATE GOVERNMENT BOND FUND



This Statement of Additional Information relates to the Class A, Class B, and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated January 31, 2000. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 1999 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or call Investor Services at 1-800-637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE


GENERAL INFORMATION                                                           4

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS                            5
       Short-Term Investments                                                 5
       U.S. Government Securities                                             6
       Repurchase Agreements                                                  6
       When-Issued and Delayed Delivery Transactions                          7
       Lending of Portfolio Securities                                        7
       Options Transactions                                                   8
       Futures and Options on Futures                                         9
       Fixed Income Securities-- Equity Funds                                10
       Foreign Securities                                                    11
       Mortgage-Backed Securities                                            11
       Asset-backed Securities                                               14
       Zero Coupon Securities                                                14
       Adjustable Rate Mortgage Securities                                   14
       Interest Rate Transactions                                            14
       Debt Obligations Rated Less Than Investment Grade                     15
       Preferred Stock                                                       15
       U.S. Treasury Inflation-Protection Securities                         15
       Portfolio Transactions                                                16
       CFTC Information                                                      16

INVESTMENT RESTRICTIONS                                                      17

DIRECTORS AND EXECUTIVE OFFICERS                                             18
       Directors                                                             18
       Executive Officers                                                    19
       Compensation                                                          20

INVESTMENT ADVISORY AND OTHER SERVICES                                       21
       Investment Advisory Agreement                                         21
       Administration Agreement                                              22
       Distributor and Distribution Plans                                    23
       Custodian; Counsel; Auditors                                          24

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                           25

CAPITAL STOCK                                                                27

NET ASSET VALUE AND PUBLIC OFFERING PRICE                                    28

FUND PERFORMANCE                                                             29

TAXATION                                                                     32

REDUCING SALES CHARGES                                                       33
       Class A Sales Charge                                                  33
       Sales of Class A Shares at Net Asset Value                            34

ADDITIONAL INFORMATION ABOUT SELLING SHARES                                  34
       By Telephone                                                          34
       By Mail                                                               35
       Redemptions Before Purchase Instruments Clear                         36

RATINGS                                                                      36
       Ratings of Corporate Debt Obligations                                 36
       Ratings of Preferred Stock                                            38
       Ratings of Municipal Notes                                            38
       Ratings of Commercial Paper                                           39

FINANCIAL STATEMENTS                                                         39

                               GENERAL INFORMATION

          First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."


          FAIF is organized as a series fund and currently issues its shares in 34 series at January 31, 2000. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."


          For purposes of this Statement of Additional Information, "Equity Funds" shall constitute Micro Cap Value Fund and Regional Equity Fund. "Bond Funds" shall constitute Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund. Each of the Funds are open-end management, diversified investment companies.

          Shareholders may purchase shares of each Fund through three separate classes, Class A, Class B (except for Micro Cap Value Fund, Adjustable Rate Mortgage Securities Fund and Intermediate Government Bond Fund), and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class B Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

          The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

          This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios, Inc. ("FAIP"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., and Minnesota Municipal Term Trust Inc.-II) collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

          The main investment strategies of each Fund are set forth in each Fund's Prospectus. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify any investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

          If a percentage limitation on investments by a Fund stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

          Most of the Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bank National Association, the Funds' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

          Adjustable Rate Mortgage Securities Fund may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

          Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

          COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

          BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

          VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

U.S. GOVERNMENT SECURITIES

          The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

          * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

          * notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

          * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

          *    notes, bonds, and discount notes of other U.S.
               government instrumentalities supported only by the credit of the instrumentalities supported only by the credit of the instrumentalities.

          The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "--Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in such securities.

REPURCHASE AGREEMENTS

          The Funds may invest in repurchase agreements to the extent specified in the Prospectus. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

          The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

          Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

          The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

          In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Intermediate Government Bond Fund may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

          When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

          In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.

          In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          U.S. Bank, the Funds' custodian and investment advisor, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

          To the extent set forth in the Prospectus, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken only for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

          OPTIONS ON SECURITIES. The Equity Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

          A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

          OPTIONS ON STOCK INDICES. The Equity Funds may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

          OPTIONS ON INTEREST RATE INDICES. The Bond Funds may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

          WRITING OF CALL OPTIONS. The Equity Funds may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities. These Funds may write
(sell) covered call options covering up to 25% of the equity securities owned by such Funds.

          When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

          The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

          LIMITATIONS. None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

          The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

          The Bond Funds may engage in futures transactions and options on futures transactions. The Bond Funds may also enter into interest rate futures, interest rate index futures and options thereon.

          A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

          At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

          A Fund may use futures contracts and options on futures in an effort to hedge against market risks. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

          Adjustable Rate Mortgage Securities Fund may make investments in Eurodollar instruments in order to attempt to reduce investment risk. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Adjustable Rate Mortgage Securities Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

          Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter.

          Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

          The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

          The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

          GENERAL. Under normal market conditions the Funds may invest proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts.

          Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

          In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

          AMERICAN DEPOSITARY RECEIPTS RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          Certain American Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

MORTGAGE-BACKED SECURITIES

          As described in the Prospectus, the Bond Funds also may invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities that are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described below. In addition, Adjustable Rate Mortgage Securities Fund may invest in private pass-through securities.

          Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

          FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

          FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

          The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

          The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

          Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

          CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

          * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

          * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

          * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

          * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

          * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

          * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

          REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

          It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of their total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ASSET-BACKED SECURITIES

          Adjustable Rate Mortgage Securities Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

ZERO COUPON SECURITIES

          The Bond Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

ADJUSTABLE RATE MORTGAGE SECURITIES

          The Bond Funds may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

          ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

INTEREST RATE TRANSACTIONS

          Adjustable Rate Mortgage Securities Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

          The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds."

          Participation in non-investment grade securities globally involves greater returns in the form of higher average yields. Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

          In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

          Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

PREFERRED STOCK

          The Equity Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

          Although Adjustable Rate Mortgage Securities Fund will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the fund as soon as practicable in an orderly manner.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

          Intermediate Government Bond Fund and, to the extent they may invest in fixed-income securities, the other Funds, may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

          The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

          The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

          Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

          The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

          Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

          Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

PORTFOLIO TRANSACTIONS

          Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

CFTC INFORMATION

          The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

          In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

          None of the Funds will:

          1. Invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

          2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

          3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

          4.        Make short sales of securities.

          5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

          7. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that the Funds may invest in mortgage-backed securities.

          8. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

          9. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

          The following restriction is non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote. None of the Funds will invest more than 15% of its net assets in all forms of illiquid investments.


          The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only mortgage-backed securities; and (iv) municipal leases and securities that represent interests in municipal leases.


          For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.


            For purposes of determining industry classification for domestic equity securities the Funds use the North American Industry Classification System (NAICS Manual).



                        DIRECTORS AND EXECUTIVE OFFICERS

          The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

          Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 56.

          Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967.
Age: 52.

          Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 51.

          Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since June 1996, and of FAIP since August 1999; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer,

Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 57.

          * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999. Age 57.

          * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997, and of FAIP since August 1999; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 65.

          Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 58.

          Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age:
54.

EXECUTIVE OFFICERS

          Mark Nagle, SEI Investments Company, Oaks, Pennsylvania 19456; President of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; President and Senior Vice President of Fund Accounting and Administration of the Sub-Administrator since 1998; Vice President of Fund Accounting and Administration of the Sub-Administrator from 1996 to 1998; Vice President of the Distributor since December 1997; Vice President of Fund Accounting, BISYS Fund Services, Inc., from November 1995 to November 1996; Senior Vice President, Fidelity Investments, prior to November 1995. Age: 41.

          James F. Volk, SEI Investments Company, Oaks, Pennsylvania 19456; Controller and Treasurer of FAIF, FAF, FASF and FAIP since September 1999; Director, Investment Accounting Operations and Co-director, International Fund Accounting Group, SEI Investments Mutual Funds Services since February 1996; Assistant Chief Accountant, SEC's Division of Investment Management from 1993 to 1996; Senior Manager, Coopers & Lybrand, from 1984 to 1993. Age: 37.

          Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Secretary of FAIF since April 1991, and of FAF since 1981, and of FASF since June 1996, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF.
Age: 55.

          James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 48.

          Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 46.

          Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994, and of FASF since June 1996 and of FAIP since September 1999; Senior Vice President and General Counsel of the Sub-Administrator and Distributor since 1994. Vice President of the Administrator and Distributor from 1992 to 1994. Associate, Morgan Lewis & Bockius from 1988 to 1992. Age: 37.

          Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Stawn from 1991 to 1994. Age:
33.

          Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 37.

          Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 53.

          James R. Foggo, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since September 1998; Associate Attorney, Paul, Weiss, Rifkind, Wharton and Garrison from January 1998 to August 1998; Associate Attorney, Baker & McKenzie from January 1995 to January 1998. Age: 36.

          Edward T. Searle, SEI Investments Company, Oaks, Pennsylvania 19456;Vice President and Assistant Secretary of FAF, FAIF, FASF and FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since August 1999; Associate, Drinker, Biddle, and Reath, LLP from 1998 to 1999; Associate, Ballard, Spahr, Andrews and Ingersoll, LLP from 1995 to 1998. Age: 45.

COMPENSATION


          The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF, FASF, FAIP and FACEF, James D. Alt, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, and Kathleen L. Prudhomme, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF and FACEF collectively (column
5) during the fiscal year ended September 30, 1999 (no fees were paid by FAIP during the fiscal year ended September 30, 1999). No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:


              (1)                        (2)                 (3)                 (4)                  (5)
   NAME OF PERSON, POSITION           AGGREGATE           PENSION OR       ESTIMATED ANNUAL   TOTAL COMPENSATION
                                  COMPENSATION FROM       RETIREMENT        BENEFITS UPON     FROM REGISTRANT AND
                                      REGISTRANT       BENEFITS ACCRUED      RETIREMENT        FUND COMPLEX PAID
                                                       AS PART OF FUND                           TO DIRECTORS
                                                          EXPENSES
Robert J. Dayton, Director            22,917.57              -0-                 -0-             $  64,750.00
Roger A. Gibson, Director             19,891.39              -0-                 -0-                56,200.00
Andrew M. Hunter III, Director        24,255.46              -0-                 -0-                68,530.00
Leonard W. Kedrowski, Director        22,015.02              -0-                 -0-                62,200.00
Robert L. Spies, Director             21,377.93              -0-                 -0-                60,400.00

John M. Murphy, Jr., Director                -0-             -0-                 -0-                       -0-

Joseph D. Strauss, Director           25,876.50              -0-                 -0-                73,110.00
Virginia L. Stringer, Director        73,110.00              -0-                 -0-                80,052.00

          The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on fund assets and liabilities and will not obligate the funds to retain any director or pay any particular level of compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


          U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the investment Advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 1999, USB and its consolidated subsidiaries had consolidated assets of more than $77 billion, consolidated deposits of more than $47 billion and shareholders' equity of more than $6 billion.


          Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement") as amended, the Funds engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Funds. Each Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Advisory Agreement requires the Advisor to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Advisor or any of its affiliates.

          In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

          The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

          The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                                 YEAR ENDED                    YEAR ENDED                     YEAR ENDED
                                             SEPTEMBER 30, 1997            SEPTEMBER 30, 1998             SEPTEMBER 30, 1999
                                                ADVISORY FEE                  ADVISORY FEE                   ADVISORY FEE
                                            BEFORE         AFTER          BEFORE          AFTER          BEFORE         AFTER
                                            WAIVER         WAIVER         WAIVER          WAIVER         WAIVER         WAIVER

Micro Cap Value Fund                       $ 241,606(1)  $ 182,150(1)  $ 1,401,567     $ 1,400,679     $  636,823     $  633,008
Regional Equity Fund                       2,402,445     2,384,184       2,714,762       2,673,547      1,689,545      1,545,753
Adjustable Rate Mortgage Securities Fund           *             *         628,312(2)      546,076(2)     807,905        349,655
Intermediate Government Bond Fund          1,205,293       908,919       1,532,407       1,158,021      1,438,106      1,083,860


*         Fund was not in operation during this fiscal year.


(1)       Commenced operations on August 8, 1997.

(2) Includes advisory fees paid to Piper Capital Management Inc., the fund's predecessor arising from a merger transaction between the fund and Piper Funds II Inc., Piper Institutional Funds Inc.


ADMINISTRATION AGREEMENT

          U.S. Bank National Association (the "Administrator"), 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the Administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a subsidiary of USB. Under the Administration Agreement, the Administrator is compensated to provide, or, compensates other entities to provide services to the Funds. These services include, various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services and shareholder services. The funds pay U.S. Bank monthly fees equal, on an annual basis, to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of & 8 billion. In addition, the funds pay U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account and closed account fees of $3.50 per account.

          Prior to January 1, 2000, SEI Investments Management Corporation served as the administrator for the Funds. SEI Investments Management Corporation is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Distrbutor. See "- Distributor and Distribution Plans" below. The Funds paid to SEI Investment Management a fee equal to (i) 0.12% of each Fund's average daily net assets until aggregate net assets of all Funds exceeded $8 billion and (ii) 0.105% to the extent aggregate net assets of all Funds exceeded $8 billion.

          The following table sets forth total administrative fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                           YEAR ENDED       YEAR ENDED       YEAR ENDED
                                         SEPT. 30, 1997   SEPT. 30, 1998   SEPT. 30, 1999

Micro Cap Value Fund                        $ 38,730(1)     $ 220,699        $  99,066
Regional Equity Fund                         390,986          427,369          262,827
Adjustable Rate Mortgage Securities Fund           *          138,302(2)       125,675
Intermediate Government Bond Fund            196,129          241,022          223,690


--------------------------------------------------------------------------------

*         Fund was not in operation during this fiscal year.

(1)       Commenced operations on August 8, 1997.

(2) Includes administrative fees paid to the administrator of the fund's predecessor arising from a merger transaction between the fund and Piper Funds II Inc., Piper Institutional Funds Inc.

DISTRIBUTOR AND DISTRIBUTION PLANS

          SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B, and Class Y Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company.

          The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated February 10, 1994 (the "Class A/Class Y Distribution Agreement") between itself and the Funds, and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated August 1, 1994, as amended September 14, 1994 (the "Class B Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

          Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

          Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A and Class B Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.


          The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each fund for that month.

          The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

          The Distributor receives no compensation for distribution of the Class Y Shares.


          The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

          The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by SEI Investments Distribution Co., the Funds' principal underwriter.

                                                           TOTAL UNDERWRITING COMMISSIONS
                                          FISCAL YEAR ENDED       FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                         SEPTEMBER 30, 1997       SEPTEMBER 30, 1998        SEPTEMBER 30, 1999

Micro Cap Value Fund                         $      832(1)            $   19,973               $     3,130
Regional Equity Fund                         $   55,253               $  388,904               $   274,945
Adjustable Rate Mortgage Securities Fund     $       --               $       --               $    13,028
Intermediate Government Bond Fund            $   12,070               $   34,702               $    50,126

---------------

(1)   Commenced operations on August 8, 1997.


                                                              UNDERWRITING COMMISSIONS
                                                             RETAINED BY THE UNDERWRITER
                                          FISCAL YEAR ENDED       FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                         SEPTEMBER 30, 1997       SEPTEMBER 30, 1998        SEPTEMBER 30, 1999

Micro Cap Value Fund                         $       88(1)            $    1,161               $     1,370
Regional Equity Fund                         $    6,197               $    8,179               $     3,634
Adjustable Rate Mortgage Securities Fund     $       --               $       --               $     1,738
Intermediate Government Bond Fund            $    1,658               $    4,043               $     3,093

---------------

(1)   Commenced operations on August 8, 1997.


          SEI Investments Distribution Co. received the following compensation from each Fund during its most recent fiscal year.

                                           NET UNDERWRITING     COMPENSATION ON      BROKERAGE         OTHER
                                            DISCOUNTS AND       REDEMPTIONS AND     COMMISSIONS     COMPENSATION
                                             COMMISSIONS          REPURCHASES
Micro Cap Value Fund                         $    2,587            $    543            $  --           $  --
Regional Equity Fund                         $   68,971            $ 20,974            $  --           $  --
Adjustable Rate Mortgage Securities Fund     $   13,028            $     --            $  --           $  --
Intermediate Government Bond Fund            $   50,126            $     --            $  --           $  --

          FAIF has adopted Plans of Distribution with respect to the Class A and Class B Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class B Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class B Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

          The following table sets forth the total Rule 12b-1 fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999 with respect to the Class A Shares and Class B Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares of the Funds.

                                              YEAR ENDED                   YEAR ENDED                 YEAR ENDED
                                          SEPTEMBER 30, 1997           SEPTEMBER 30, 1998         SEPTEMBER 30, 1999
                                           RULE 12b-1 FEES              RULE 12b-1 FEES            RULE 12b-1 FEES
                                       CLASS A        CLASS B        CLASS A        CLASS B     CLASS A        CLASS B
                                       SHARES         SHARES         SHARES         SHARES      SHARES         SHARES

Micro Cap Value Fund                  $      8(1)    $     12(1)   $  1,946       $  1,741    $  3,450       $  2,000
Regional Equity Fund                    68,712        313,016        84,189        393,488      70,274        265,500
Adjustable Rate Mortgage Securities
Fund                                         *              *       237,031(2)           *     172,055              *
Intermediate Government Bond Fund            0              0             0              *           0              *


-------------

*         Fund or class was not in operation during this fiscal year.


(1)       Commenced operations on August 8, 1997.

(2) Includes distribution fees paid to the distributor of the fund's predecessor arising from a merger transaction between the fund and Piper Funds II Inc., Piper Institutional Funds Inc.


CUSTODIAN; COUNSEL; AUDITORS


          CUSTODIAN. The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB. All of the instruments representing the investments of the Funds and all cash is held by the Custodian. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.


          As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of such Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

          COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for the Funds.

          AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1999.

          KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acted as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal periods ended as of September 30, 1998.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

          Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

          While the Advisor does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

          Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, or securities convertible into foreign equity securities. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

          Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

          Research services that may be received by the Advisor would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor in performing services for the Funds. The Advisor determines the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

          The Advisor has not entered into any formal or informal agreements with any broker or dealer, and does not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor,, except as noted below. The Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor with research services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

          The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

          When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

          The following table sets forth the aggregate brokerage commissions paid by each of the Funds during the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                            YEAR ENDED       YEAR ENDED       YEAR ENDED
                                          SEPT. 30, 1997   SEPT. 30, 1998   SEPT. 30, 1999

Micro Cap Value Fund                         $  31,662(1)    $  127,010       $  186,139
Regional Equity Fund                            96,219          109,582          296,190
Adjustable Rate Mortgage Securities Fund             *                0                0
Intermediate Government Bond Fund                    0                0            5,283


--------------------------------------------------------------------------------

*         Fund was not in operation during this fiscal year.


(1)       Commenced operations on August 8, 1997.


                                  CAPITAL STOCK


          Each share of a Fund's $.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.


          Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.


          Under the laws of the state of Maryland and FAIF's Bylaws, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 10% or more of the outstanding shares of FAIF.

          As of November 1, 1999, the directors of FAIF, owned shares of FAIF, FAF and FASF with an aggregate net asset value of $4.4 million. As of November 1, 1999, the directors and officers of FAIF as a group owned less than one percent of each class of each Fund's outstanding shares. As of January 17, 2000, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                              PERCENTAGE OF OUTSTANDING SHARES
                                             CLASS A       CLASS B      CLASS Y
REGIONAL EQUITY FUND

UMB Bank NA                                  34.22%
Andersen Corporation 401(k)
C/O JP Morgan/American Century
Retirement Plan Services
PO Box 419784
Kansas City, MO 64141-6784

Green Tree Finl Corp.-Regional Eqty                                      6.94%
Attn: Barbara Didrikson
600 Landmark Towers
345 St. Peter Street
St. Paul, MN 55102

Fidelity Investments Instl Ops Co                                        7.76%
Agent for Certain Employee Bene Plan
100 Magellan Way-KWIC
Covington, KY 41015-1999

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

Lucille M Olsen Trust U/A                                                5.12%
Ben-001 GRT
1135 N 6th Ave E
Duluth, MN 55805

Heim JT Revocable Liv Trust GRT                                         21.98%
6205 Mineral Point Road
Madison, WI 53705

NFSC FEBO #650-151220                                                    7.68%
FMTC TTEE
LS&D Ret Plan & Trust
FBO Allen I Saeks
150 S 5th St. Ste 2300
Minneapolis, MN 55402-4223

INTERMEDIATE GOVERNMENT BOND FUND

U.S. Bancorp Investments, Inc.               10.81%
FBO 120039921
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217

MICRO CAP VALUE FUND

U.S. Bancorp Investments, Inc.               28.75%
FBO 412227871
100 South Fifth Street Suite 1400
Minneapolis, MN 55402-1217

Merrill Lynch Pierce                          5.87%
Fenner & Smith Inc.
Attn Stock Powers
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

          The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Fund's Prospectuses. The public offering price of each Fund's Class A Shares as of September 30, 1999 was as set forth below. Please note that the public offering prices of Class B and Y Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.


                                                          PUBLIC OFFERING PRICE
                                                         -----------------------
Micro Cap Value Fund                                            $  7.41
Regional Equity Fund                                              19.78
Adjustable Rate Mortgage Securities Fund                           8.26
Intermediate Government Bond Fund                                  9.39

          The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.


          On September 30, 1999, the net asset values per share for each class of shares of the Funds were calculated as follows.


------------------------------------------------------------------------------------------------
                                                                                  NET ASSET
                                              NET ASSETS          SHARES       VALUE PER SHARE
                                             (IN DOLLARS)      OUTSTANDING      (IN DOLLARS)
------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND
------------------------------------------------------------------------------------------------
   Class A                                    1,401,039.75         199,492         7.02
------------------------------------------------------------------------------------------------
   Class Y                                   64,729,348.47       9,218,062         7.02
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
REGIONAL EQUITY FUND
------------------------------------------------------------------------------------------------
   Class A                                   29,701,821.24       1,584,708        18.74
------------------------------------------------------------------------------------------------
   Class B                                   20,922,001.79       1,156,992        18.08
------------------------------------------------------------------------------------------------
   Class Y                                  139,571,749.98       7,402,064        18.86
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES FUND
------------------------------------------------------------------------------------------------
   Class A                                  100,698,350.27      12,509,625         8.05
------------------------------------------------------------------------------------------------
   Class Y                                      495,865.48          61,543         8.06
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
------------------------------------------------------------------------------------------------
   Class A                                    5,478,164.23         597,812         9.16
------------------------------------------------------------------------------------------------
   Class Y                                  164,034,801.11      17,930,970         9.15
------------------------------------------------------------------------------------------------


                                FUND PERFORMANCE

          Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

               P(1 + T)n  =  ERV

               Where: P    =  a hypothetical initial payment of $1,000
                      T    =  average annual total return
                      n    =  number of years
                      ERV  =  ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

          The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

          CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

               CTR  =  (ERV-P) 100
                        -----
                          P

               Where: CTR  =  Cumulative total return;
                      ERV  =  ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the
                              beginning of such period; and
                      P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

            Based on the foregoing, the cumulative and the average annual total returns for each class of the Funds from inception through September 30, 1999 were as set forth below. The performance for Class A and Class B Shares will normally be lower than for Class Y Shares because Class A and Class B Shares are subject to sales and distribution charges and/or shareholder servicing fees not charged to Class Y Shares.

                            Cumulative          Average Annual         Average Annual        Average Annual        Average Annual
                        Since Inception *      Since Inception *          One Year              Five Year             Ten Year
                       ------------------------------------------------------------------------------------------------------------
                       Without       With     Without       With     Without       With    Without       With    Without       With
                          Sales Charge           Sales Charge           Sales Charge          Sales Charge          Sales Charge
                       ------------------------------------------------------------------------------------------------------------

Micro Cap Value
Fund (1)
   Class A               -5.16     -10.10       -2.44      -4.84        7.91       2.26         --         --        --          --
   Class Y               -4.80         --       -2.27         --        8.20         --         --         --        --          --

Regional Equity
Fund
   Class A              148.02     135.09       14.30      13.40       20.12      13.84      14.09      12.87        --          --
   Class B               91.07      90.07       13.46      13.34       19.19      14.19      13.21      12.97        --          --
   Class Y               98.52         --       12.89         --       20.42         --      14.37         --        --          --

Adjustable Rate
Mortgages
Securities Fund
   Class A               44.16      40.49        4.90       4.54        3.74       1.14       5.89       5.35        --          --
   Class Y                5.09         --        4.38         --        4.02         --       5.95         --        --          --

Intermediate Government
Bond Fund
   Class A              107.04     101.79        6.39       6.16       -0.08      -2.59       6.32       5.78      6.22        5.95
   Class Y               33.46         --        5.24         --        0.03         --       6.30         --      6.21          --

------------------

* The following are the inceptions dates for the Funds. Micro Cap Value Fund Class A, August 8, 1997; and Class Y, August 8, 1997; Regional Equity Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class Y, February 4, 1994; Adjustable Rate Mortgage Securities Fund Class A, January 30, 1992; and Class Y, August 3, 1998; and Intermediate Government Bond Fund Class A, December 22, 1987; and Class Y, February 4, 1994.


**        Not in operation for entire period.


(1)       Commenced operations on August 8, 1997.



          YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

               YIELD  =  2[(a-b + 1)6 - 1]
                            ---
                            cd

               Where: a  =  dividends and interest earned during the period;
                      b  =  expenses accrued for the period (net of
                            reimbursements);
                      c  =  the average daily number of shares outstanding
                            during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

          Based upon the 30-day period ended September 30, 1999, the yields for the Class A, Class B, and Class Y Shares of the Funds were as set forth below.


                                           CLASS A       CLASS B       CLASS Y
Micro Cap Value Fund                          *   %         *   %        0.15 %
Regional Equity Fund                          *             *              *
Adjustable Rate Mortgage Securities Fund    4.97            *            5.25
Intermediate Government Bond Fund           5.39            *            5.52


-----------------

*         Not in operation during fiscal period ended September 30, 1999.

          CERTAIN PERFORMANCE COMPARISONS. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

          HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 1999, the historical distribution rates of the Class A, Class B, and Class Y Shares of the Funds were as set forth below.


                                           CLASS A       CLASS B       CLASS Y
Micro Cap Value Fund                        0.05  %          *  %       0.21  %
Regional Equity Fund                          *              *            *
Adjustable Rate Mortgage Securities Fund    4.93             *          5.20
Intermediate Government Bond Fund           5.35             *          5.49


*         Not in operation during fiscal period ended September 30, 1999.

          ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended September 30, 1999, for the Funds were as set forth below.


                                           CLASS A       CLASS B       CLASS Y
Micro Cap Value Fund                          *   %         *   %        0.15 %
Regional Equity Fund                          *             *              *
Adjustable Rate Mortgage Securities Fund    4.79            *            5.06
Intermediate Government Bond Fund           5.11            *            5.25


*         Not in operation during fiscal period ended September 30, 1999.

          PREDECESSOR COMMON TRUST FUND INFORMATION. From time to time, Micro Cap Value Fund may advertise performance information which includes performance data for certain predecessor common trust funds.

          Micro Cap Value Fund commenced operations on August 8, 1997 when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to the Fund. This predecessor common trust fund was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Advisor's parent company. The personnel who managed this common trust fund on behalf of Qualivest Capital Management became employees of the Advisor, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.

          Such performance data is deemed relevant because the respective common trust funds were managed using investment objectives, policies and restrictions very similar to those of their corresponding Funds. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.


                                    TAXATION

          Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

          If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as tripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

          Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

          It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

          Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

          For federal tax purposes, if a Shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Your Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A or Class B Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

          Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

          A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

          The foregoing relates only to federal income taxation ans is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.


                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

          The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

          QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

          The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

          LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

          The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

          A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AT NET ASSET VALUE

          Purchases of a Fund's Class A Shares by the Advisor or any of its affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UGMA/UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. No commission is paid in connection with net asset value purchases of Class A Shares made pursuant to this paragraph, nor is any contingent deferred sales charge imposed upon the redemption of such shares.

          Class A Shares may also be purchased without a sales charge by retirement and deferred compensation plans and trusts used to fund such plans, as defined in Sections 401(a), 403(b) and 457 of the Internal Revenue Code, which either have 200 or more eligible participants or purchase shares through an affiliate of the Advisor. A contingent deferred sales charge of 1.00% will be imposed if shares are redeemed within 18 months of purchase. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales equal to 1.00% of the first $3 million of shares purchased, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.


          If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.


                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

          A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will. be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

          Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 1-800-637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

          In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

          Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

          Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

          * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance
               Corporation ("FDIC");

          * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

          * a savings bank or savings and loan association the deposits of which are insured by the Savings
               Association;

          * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

          The Funds do not accept signatures guaranteed by a notary public.

          The Funds and the Transfer Agent have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

          When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


                                     RATINGS

          A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

          When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS

          STANDARD & POOR'S

          AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

          AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

          B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

          MOODY'S

          Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

          A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

          Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

          B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

          STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

          AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

          A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

          MOODY'S. Moody's ratings for preferred stock include the following:

          aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

          STANDARD & POOR'S

          SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          SP-2: Satisfactory capacity to pay principal and interest.

          SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

          MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

          MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

          MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

          STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

          MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME-1: Superior capacity for repayment.

          PRIME-2: Strong capacity for repayment.

          PRIME-3: Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.

                              FINANCIAL STATEMENTS

          The financial statements of FAIF included in its annual report to shareholders dated September 30, 1999 is incorporated herein by reference.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS


         (a)(1) Amended and Restated Articles of Incorporation, as amended through April 2, 1998 (Incorporated by reference to Exhibit
                  (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 33-16905, 811-5309)).

         (a)(2) Articles Supplementary, designating new Series (Incorporated by reference to Exhibit (2)(2) of Post-Effective Amendment No. 43, Filed on November 17, 1999 (File Nos. 33-16905, 811-5309)).

         (b) Bylaws, as amended through September 8, 1999.(Incorporated by reference to Exhibit (2)(2) of Post-Effective Amendment No. 43, Filed on November 17, 1999 (File Nos. 33-16905, 811-5309)).

         (c)      Not applicable.

         (d)(1) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association, as amended and supplemented through August 1994 (Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (d)(2) Amendment No. 10 to Investment Advisory Agreement. (Incorporated by reference to Exhibit (2)(2) of Post-Effective Amendment No. 43, Filed on November 17, 1999 (File Nos. 33-16905, 811-5309)).

         (d)(3) Sub-Advisory Agreement dated March 28, 1994, between First Bank National Association and Marvin & Palmer Associates, Inc., with respect to International Fund (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (d)(4) Sub-Advisory Agreement dated July 23, 1998, between U.S. Bank National Association and Marvin & Palmer Associates, Inc., with respect to Emerging Markets Fund (Incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 39, Filed on July 31, 1998 (File Nos. 33-16905, 811-5309)).

         (d)(5) Sub-Advisory Agreement dated July 24, 1998, between U.S. Bank National Association and Federated Global Research Corp., with respect to Strategic Income Fund (Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 39,
                  Filed on July 31, 1998 (File Nos. 33-16905, 811-5309)).

         (d)(6) Amendment No. 1 to Sub-Advisory Agreement between Bank National Association and Marvin & Palmer Associates, Inc., with respect to International Fund (Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 34, Filed on January 30, 1998 (File Nos. 33-16905, 811-5309)).

         (e)(1) Distribution Agreement [Class A and Class Y Shares,] dated February 10, 1994, between the Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (e)(2) Distribution and Service Agreement [Class B] dated August 1, 1994, as amended September 14, 1994 between Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (e)(3) Distribution and Service Agreement [Class C] dated December 9, 1998, between Registrant and SEI Investments Distribution Co. (Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 42, Filed on Februaty 1, 1999 (File Nos. 33-16905, 811-5309)).

         (e)(4)   Form of Dealer Agreement (Incorporated by reference to Exhibit
                  (6)(c) to Post-Effective Amendment No. 21 (File Nos.
                  33-16905, 811-5309)).

         (f)      Not applicable.

         (g)(1) Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association, as supplemented through August 1994 (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18 (File Nos. 33-16905, 811-5309)).

         (g)(2) Supplement dated March 15, 1994, to Custodian Agreement dated September 20, 1993. (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18 (File Nos. 33-16905, 811-5309)).

         (g)(3) Further Supplement dated November 21, 1997, with respect to International Index Fund, and July 23, 1998, with respect to Strategic Income Fund and Emerging Markets Fund, to Custodian Agreement dated September 20, 1993 (Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 39, Filed July 31, 1998 (File Nos. 33-16905, 811-5309)).

         (g)(4) Compensation Agreement dated July 23, 1998, pursuant to Custodian Agreement dated September 20, 1993, as amended. (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No 43, Filed November 17, 1999 (File Nos. 33-16905, 811-5309)).

         (g)(5) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 41, Filed December 21, 1998 (File Nos. 33-16905, 811-5309)).

*        (g)(6)   Supplement to Custodian Agreement dated December 8, 1999.

*        (h)(1)   Administration Agreement dated December 8, 1999, by and
                  between U.S. Bank National Association and First American
                  Investment Funds, Inc.

         (i)(1) Opinion and Consent of D'Ancona & Pflaum dated November 10, 1987 (Incorporated by reference to Exhibit (10)(a) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (i)(2) Opinion and Consent of Dorsey & Whitney (Incorporated by reference to Exhibit (10)(a) to Post-Effective Amendment No. 15 (File Nos. 33-16905, 811-5309)).

         (i)(3) Opinion and Consent of Dorsey & Whitney, LLP with respect to Strategic Income Fund, Class HH, dated July 24, 1998 (Incorporated by reference to Exhibit (10)(c) to Post-Effective Amendment No. 38, Filed July 24, 1998 (File Nos. 33-16905, 811-5309)).

         (i)(4) Opinion and Consent of Dorsey & Whitney, LLP with respect to Adjustable Rate Mortgage Securities Fund (Class CC), Tax Free Fund (Class DD), Minnesota Tax Free Fund (Class EE), Mid Cap Growth Fund (Class FF) and Emerging Markets Fund (Class GG), dated July 31, 1998 (Incorporated by reference to Exhibit 10(d) to Post-Effective Amendment No. 39, Filed July 31, 1998 (File Nos. 33-16905, 811-5309)).

*        (i)(5)   Opinion and Consent of Dorsey & Whitney, LLP with respect to
                  California Tax Free Fund (Class II), Arizona Tax Free Fund
                  (Class JJ), Coloado Tax Free Fund (Class KK) and Corporate
                  Bond Fund (Clas LL), dated January 26, 2000.

         (j)(1) Opinion and Consent of Dorsey & Whitney, dated November 25, 1991 (Incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

*        (j)(2)   Consent of Ernst & Young LLP.

*        (j)(3)   Consent of KPMG Peat Marwick LLP.

         (k)      Not applicable

         (l)      Not applicable

         (m)(1) Form of Distribution Plan [Class A], as amended. (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment
                  No. 43, Filed on November 17, 1999 (File Nos. 33-16905, 811-5309)).

         (m)(2)   Class B Distribution Plan (Incorporated by reference to
                  Exhibit 15(b) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (m)(3)   Service Plan [Class B] (Incorporated by reference to Exhibit
                  (15)(c) to Post-Effective Amendment No. 21 (File Nos. 33-16905, 811-5309)).

         (m)(4) Class C Distribution Plan (Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 42, Filed on February 1, 1999 (File Nos. 33-16905, 811-5309)).

         (m)(5)   Service Plan [Class C] (Incorporated by reference to Exhibit
                  (m)(5) to Post-Effective Amendment No. 42), Filed on February 1, 1999 (File Nos. 33-16905, 811-5309)).

         (n)(1) Multiple Class Plan Pursuant to Rule 18f-3, dated June 14, 1995, as amended September 1999. (Incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 43, Filed on November 17, 1999 (File Nos. 33-16905, 811-5309)).

*   Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         Not applicable.

ITEM 25. INDEMNIFICATION

         The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

         On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

         The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years. This information is as of October 25, 1999.

                               POSITIONS AND OFFICES                 OTHER POSITIONS AND OFFICES
       NAME                       WITH THE MANAGER                  AND PRINCIPAL BUSINESS ADDRESS
       ----                       ----------------                  ------------------------------
John F. Grundhofer      Chairman and Chief Executive Officer     Chairman and Chief
                                                                 Executive Officer of U.S. Bancorp*

Richard A. Zona         Director and Vice Chairman               Vice Chairman--Finance of U.S. Bancorp*

Philip G. Heasley       Director, President and Chief            President and Chief Operating Officer of
                        Operating Officer                        U.S. Bancorp*

J. Robert Hoffmann      Director, Executive Vice President       Executive Vice President and Chief Credit
                        and Chief Credit                         Officer of U.S. Officer Bancorp*

Lee R. Mitau            Director, Executive Vice President,      Executive Vice President, General Counsel
                        Secretary and General Counsel            and Secretary of U.S. Bancorp*

Susan E. Lester         Director, Executive Vice President       Executive Vice President and Chief
                        and Chief Financial Officer              Financial Officer of U.S. Bancorp*

Gary T. Duim            Director and Vice Chairman               Vice Chairman of U.S. Bancorp*

Peter E. Raskind        Director, Executive Vice President       Head of Branch Channel*

---------------------------------

* Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.

ITEM 27. PRINCIPAL UNDERWRITERS:

         (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, distributor or investment adviser:

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., Highmark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., The Parkstone Group of Funds, CNI Charter Funds, The Parkstone Advantage Funds and Ameriund Funds, Inc. pursuant to distribution agreements dated November 29, 1982, July 15, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August
30, 1988, November 14, 1991, February 28, 1992, May 1, 1992, May 29, 1992,
November 1, 1992, November 1, 1992, January 28, 1993, June 1, 1993, July 16,
1993, December 27, 1994, January 27, 1995, March 1, 1995, August 18, 1995,
November 1, 1995, January 11, 1996, April 1, 1996, April 28, 1996, June 14,
1996, October 1, 1996, February 15, 1997, March 8, 1997, April 1, 1997, June 9,
1997, January 1, 1998, February 27, 1998, June 29, 1998, September 14, 1998,
April 1, 1999, May 1, 1999 and July 13, 1999, respectively.

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                   POSITIONS AND OFFICES WITH                    POSITIONS AND OFFICES WITH
       NAME                              UNDERWRITER                                     REGISTRANT
       ----                              -----------                                     ----------
Alfred P. West, Jr.         Director, Chairman & Chief Executive Officer                     --
Richard B. Lieb             Director, Executive Vice President                               --
Carmen V. Romeo             Director                                                         --
Mark J. Held                President & Chief Operating Officer                              --
Gilbert L. Beebower         Executive Vice President                                         --
Dennis J. McGonigle         Executive Vice President                                         --
Robert M. Silvestri         Chief Financial Officer & Treasurer                              --
Leo J. Dolan, Jr.           Senior Vice President                                            --
Carl A. Guarino             Senior Vice President                                            --
Larry Hutchinson            Senior Vice President                                            --
Jack May                    Senior Vice President                                            --
Hartland J. McKeown         Senior Vice President                                            --
Kevin P. Robins             Senior Vice President & General Counsel         Vice President & Assistant Secretary
Patrick K. Walsh            Senior Vice President                                            --

Ronert Aller                Vice President                                                   --
Gordon W. Carpenter         Vice President                                                   --
Todd Cipperman              Vice President & Assistant Secretary                             --
S. Courtney E. Collier      Vice President & Assistant Secretary            Vice President & Assistant Secretary
Richard Deak                Vice President & Assistant Secretary
Robert Crudup               Vice President & Managing Director                               --
Barbara Doyne               Vice President                                                   --
Jeff Drennen                Vice President                                                   --
James R. Foggo              Vice President & Assistant Secretary                             --
Vic Galef                   Vice President & Managing Director                               --
Lydia A. Gavalis            Vice President & Assistant Secretary            Vice President & Assistant Secretary
Kathy Heilig                Vice President
Greg Gettinger              Vice President & Assistant Secretary                             --
Jeff Jacobs                 Vice President                                                   --
Samuel King                 Vice President                                                   --
Kim Kirk                    Vice President & Managing Director                               --
John Krzeminski             Vice President & Managing Director                               --
Carolyn McLaurin            Vice President & Managing Director                               --
Mark Nagle                  Vice President                                               President
Joanne Nelson               Vice President                                                   --
Cynthia M. Parrish          Vice President & Assistant Secretary                             --
Kim Rainey                  Vice President                                                   --
Rob Redecan                 Vice President                                                   --
Maria Rinehart              Vice President                                                   --
Edward Searle                                                               Vice President & Assistant Secretary
Steve Smith                 Vice President                                                   --
Daniel Spaventa             Vice President                                                   --
Kathryn L. Stanton          Vice President & Assistant Secretary                             --
Lynda J. Striegel           Vice President & Assistant Secretary            Vice President & Assistant Secretary
Lori L. White               Vice President & Assistant Secretary                             --
Wayne M. Withrow            Vice President & Managing Director                               --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement No. 333-16905 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 28th day of January, 2000.

FIRST AMERICAN INVESTMENT FUNDS, INC.

ATTEST:       /s/ James Volk            By:       /s/ James R. Foggo
        ----------------------------        -----------------------------
              James Volk                          James R. Foggo
                                                  Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

            SIGNATURE                        TITLE                     DATE
            ---------                        -----                     ----

    /s/ James Volk              Controller (Principal                   **
----------------------------    Financial and Accounting Officer)
      James Volk

             *                  Director                                **
----------------------------
    John M. Murphy, Jr.

           *                    Director                                **
----------------------------
    Robert J. Dayton

           *                    Director                                **
----------------------------
  Andrew M. Hunter III

           *                    Director                                **
----------------------------
  Leonard W. Kedrowski

           *                    Director                                **
----------------------------
     Robert L. Spies

           *                    Director                                **
----------------------------
    Joseph D. Strauss

           *                    Director                                **
----------------------------
  Virginia L. Stringer

           *                    Director                                **
----------------------------
     Roger A. Gibson

* By: /s/ James R. Foggo
     -----------------------
      James R. Foggo
      Attorney-in-Fact

January 28, 2000.